As filed with the Securities and Exchange Commission on May 1, 2014

Registration Nos. 333-150926
and 811-09080

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	X

Pre-Effective Amendment No.

Post-Effective Amendment No. 6	X

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	X

Amendment No. 58	X

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT
(Exact Name of Registrant)

KANSAS CITY LIFE INSURANCE COMPANY
(Name of Depositor)

3520 Broadway, Kansas City, Missouri 64111-2565
(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, including Area Code:  (816) 753-7000

A. Craig Mason Jr.
Kansas City Life Insurance Company
3520 Broadway, Kansas City, Missouri 64111-2565
(Name and Address of Agent for Service)

Copy to:
Stephen E. Roth
Sutherland Asbill & Brennan LLP
700 Sixth Street, NW, Suite 700, Washington, DC 20001-3980

It is proposed that this filing will become effective:

___  immediately upon filing pursuant to paragraph (b) of Rule 485

  X    on May 1, 2014 pursuant to paragraph (b) of Rule 485

___  60 days after filing pursuant to paragraph (a)(1) of Rule 485

___  on (date) pursuant to paragraph (a)(1) of Rule 485

Title of Securities Being Registered:  Units of interest in a separate account under individual flexible premium variable life insurance contracts.

CENTURY II ACCUMULATOR VARIABLE UNIVERSAL LIFE PROSPECTUS

INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT OF

KANSAS CITY LIFE INSURANCE COMPANY

Street Address:	Send correspondence to:
3520 Broadway	Variable Administration
Kansas City, Missouri 64111-2565	P.O. Box 219364
Telephone (816) 753-7000	Kansas City, Missouri 64121-9364
Telephone (800) 616-3670

This Prospectus describes an individual flexible premium variable life insurance contract (“Contract”) offered by Kansas City Life Insurance Company (“Kansas City Life”).  We have provided a definitions section at the end of this Prospectus for your reference as you read.

The Contract is designed to provide insurance protection on the person named.  The Contract also provides you the opportunity to allocate your premiums to one or more divisions (“Subaccounts”) of the Kansas City Life Variable Life Separate Account (“Variable Account”) or the Fixed Account.  The assets of each Subaccount are invested in a corresponding portfolio ("Portfolio”) of a designated mutual fund (“Fund”) as follows:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco V.I. American Franchise Fund – Series I Shares

Invesco V.I. Core Equity Fund – Series I Shares

Invesco V.I. Technology Fund – Series I Shares

American Century Variable Portfolios, Inc.

American Century VP Capital Appreciation Fund – Class I

American Century VP Income & Growth Fund – Class I

American Century VP International Fund – Class I

American Century VP Mid Cap Value Fund – Class I

American Century VP Ultra® Fund – Class I

American Century VP Value Fund – Class I

American Century Variable Portfolios II, Inc.

American Century VP Inflation Protection Fund – Class II

Calamos® Advisors Trust

Calamos Growth and Income Portfolio

Columbia Funds Variable Insurance Trust I

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Class 2)

Columbia Funds Variable Series Trust II

Columbia Variable Portfolio – Seligman Global Technology Fund (Class 2)

Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 2)

Dreyfus Variable Investment Fund

Appreciation Portfolio – Initial Shares

Opportunistic Small Cap Portfolio – Initial Shares

Dreyfus Stock Index Fund, Inc. – Initial Shares

The Dreyfus Socially Responsible Growth Fund, Inc. – Initial Shares

Federated Insurance Series

Federated Managed Tail Risk Fund II

Federated High Income Bond Fund II

Federated Prime Money Fund II

Fidelity® Variable Insurance Products Contrafund® Portfolio

VIP Contrafund® Portfolio – Service Class 2

Fidelity® Variable Insurance Products

VIP Freedom Income Portfolio – Service Class 2

VIP Freedom 2010 Portfolio – Service Class 2

VIP Freedom 2015 Portfolio – Service Class 2

VIP Freedom 2020 Portfolio – Service Class 2

VIP Freedom 2025 Portfolio – Service Class 2

VIP Freedom 2030 Portfolio – Service Class 2

VIP Freedom 2035 Portfolio – Service Class 2

VIP Freedom 2040 Portfolio – Service Class 2

VIP Freedom 2045 Portfolio – Service Class 2

VIP Freedom 2050 Portfolio – Service Class 2

Franklin Templeton Variable Insurance Products Trust

Franklin Global Real Estate VIP Fund – Class 2 (formerly Franklin Global Real Estate Securities Fund – Class 2)

Franklin Small-Mid Cap Growth VIP Fund – Class 2 (formerly Franklin Small-Mid Cap Growth Securities Fund – Class 2)

Templeton Developing Markets VIP Fund – Class 2 (formerly Templeton Developing Markets Securities Fund – Class 2)

Templeton Foreign VIP Fund – Class 2 (formerly Templeton Foreign Securities Fund – Class 2)

JPMorgan Insurance Trust

JPMorgan Insurance Trust Mid Cap Value Portfolio – Class 1 Shares

JPMorgan Insurance Trust Small Cap Core Portfolio – Class 1 Shares

JPMorgan Insurance Trust U.S. Equity Portfolio – Class 1 Shares

MFS® Variable Insurance Trust

MFS® Growth Series – Initial Class Shares

MFS® Research Series – Initial Class Shares

MFS® Research Bond Series – Initial Class Shares

MFS® Total Return Series – Initial Class Shares

MFS® Utilities Series – Initial Class Shares

MFS® Variable Insurance Trust II

MFS® Strategic Income Portfolio – Initial Class Shares (formerly known as MFS® Strategic Income Series – Initial Class Shares)

Northern Lights Variable Trust

TOPS® Managed Risk Balanced ETF Portfolio – Class 2 Shares

TOPS® Managed Risk Growth ETF Portfolio – Class 2 Shares

TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2 Shares

The accompanying prospectuses for the Funds describe these Portfolios.  The value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds.  You bear the entire investment risk of amounts allocated to the Variable Account.  Another choice available for allocation of premiums is our Fixed Account.  The Fixed Account is part of Kansas City Life’s general account.  It pays interest at declared rates guaranteed to equal or exceed 3%.

The Contract also offers you the flexibility to vary the amount and timing of premiums and to change the amount of death benefit payable.  This flexibility allows you to provide for your changing insurance needs under a single insurance contract.

You can select from three coverage options available under the Contract:

•	Option A: a level death benefit;
•	Option B: a death benefit that fluctuates with the contract value; and
•	Option C: a death benefit that fluctuates with the amount of premiums paid and partial surrenders withdrawn.

We guarantee that the death proceeds will never be less than a specified amount of insurance (less any outstanding loans and past due charges) as long as you pay sufficient premiums to keep the Contract in force.

The Contract provides for a value that you can receive by surrendering the Contract.  There is no guaranteed minimum value and there may be no cash surrender value on early surrenders. If the value is insufficient to cover the charges due under the Contract, the Contract will lapse without value.  It may not be advantageous to replace existing insurance.  Within certain limits, you may return the Contract or exercise a no-fee transfer right.

This Prospectus and the accompanying Fund prospectuses provide important information you should have before deciding to purchase a Contract.  Please keep these for future reference.

The Subaccounts and the Fixed Account are not deposits or obligations of, or guaranteed or endorsed by, any bank, nor are federally insured by the Federal Deposit Insurance Corporation or any other government agency.  An investment in the Contract involves certain risks including the loss of premiums (principal).

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

The date of this Prospectus is May 1, 2014.

PROSPECTUS CONTENTS

SUMMARY OF THE CONTRACT	1
CONTRACT BENEFITS	1
CONTRACT RISKS	3
PORTFOLIO RISKS	4
FEE TABLE	5
RANGE OF PORTFOLIO OPERATING EXPENSES	10
ANNUAL PORTFOLIO OPERATING EXPENSES	10
GENERAL INFORMATION ABOUT KANSAS CITY LIFE	15
KANSAS CITY LIFE INSURANCE COMPANY	15
FIXED ACCOUNT	15
THE VARIABLE ACCOUNT AND THE FUNDS	16
KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT	16
THE FUNDS	16
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS	22
VOTING RIGHTS	22
CHARGES AND DEDUCTIONS	23
PREMIUM EXPENSE CHARGE	23
MONTHLY DEDUCTION	23
DAILY MORTALITY AND EXPENSE RISK CHARGE	25
TRANSFER PROCESSING FEE	25
SURRENDER CHARGE	25
PARTIAL SURRENDER FEE	26
NET LOAN INTEREST CHARGE	26
FUND EXPENSES	26
THE CONTRACT	26
PURCHASING A CONTRACT	26
WHO SHOULD PURCHASE A CONTRACT	26
APPLYING FOR A CONTRACT	26
OWNERSHIP	27
CHANGE OF OWNERSHIP	27
DETERMINATION OF CONTRACT DATE	27
REPLACEMENT OF EXISTING INSURANCE	28
FREE LOOK RIGHT TO CANCEL CONTRACT	28
ALLOCATIONS AND TRANSFERS	29
PREMIUM ALLOCATIONS AND CREDITING	29
TRANSFER PRIVILEGE	29
DOLLAR COST AVERAGING PLAN	31
PORTFOLIO REBALANCING PLAN	31
CHANGES IN THE CONTRACT OR BENEFITS	32
SUPPLEMENTAL AND/OR RIDER BENEFITS	32
ADDITIONAL SUPPLEMENTAL AND/OR RIDER BENEFITS	42
PREMIUMS	42
PREMIUMS	42
PREMIUMS TO PREVENT LAPSE	44
HOW YOUR CONTRACT VALUES VARY	44
BONUS ON CONTRACT VALUE IN THE VARIABLE ACCOUNT	44
DETERMINING THE CONTRACT VALUE	45
CASH SURRENDER VALUE	46
COMPANY HOLIDAYS	46

DEATH BENEFIT AND CHANGES IN SPECIFIED AMOUNT	46
AMOUNT OF DEATH PROCEEDS	46
COVERAGE OPTIONS	46
INITIAL SPECIFIED AMOUNT AND COVERAGE OPTION	47
CHANGES IN COVERAGE OPTION	47
CHANGES IN SPECIFIED AMOUNT	47
SELECTING AND CHANGING THE BENEFICIARY	48
CASH BENEFITS	48
CONTRACT LOANS	48
SURRENDERING THE CONTRACT FOR CASH SURRENDER VALUE	49
PARTIAL SURRENDERS	50
PAYMENT OPTIONS	50
PAYMENT OF PROCEEDS	51
UNCLAIMED PROPERTY LAWS	52
REINSTATEMENT	52
TAX CONSIDERATIONS	52
INTRODUCTION	52
TAX STATUS OF THE CONTRACT	52
TAX TREATMENT OF CONTRACT BENEFITS	53
OUR INCOME TAXES	56
POSSIBLE TAX LAW CHANGES	56
OTHER INFORMATION ABOUT THE CONTRACTS AND KANSAS CITY LIFE	56
SALE OF THE CONTRACTS	56
TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS	57
LITIGATION	58
CHANGE OF ADDRESS NOTIFICATION	58
FINANCIAL STATEMENTS	58
DEFINITIONS	59
APPENDIX A	62
APPENDIX B	63
STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS	64

SUMMARY OF THE CONTRACT

The Contract is an individual flexible premium variable life insurance contract.  As long as it remains in force it provides lifetime insurance protection on the Insured.  You pay Premiums for insurance coverage.  The Contract also provides for accumulation of Premiums and a Cash Surrender Value if the Contract terminates.  The Cash Surrender Value, if any, during the early years of the Contract is likely to be much lower than the Premiums paid.

The Contract is built around its Contract Value.  The Contract Value will increase or decrease depending on the investment performance of the Subaccounts, the amount of interest we credit to the Fixed Account, the Premiums you pay, the Contract fees and charges we deduct, and the effect of any Contract transactions (such as transfers, partial surrenders, and loans).  We do not guarantee any minimum Contract Value.  You could lose some or all of your money.

This summary describes the Contract’s important benefits and risks.  The sections in the Prospectus following this summary discuss the Contract’s benefits and other provisions in more detail.  The “Definitions” section at the end of the Prospectus defines certain words and phrases used in this Prospectus.

The Contract is not available in all states.  This Prospectus does not offer the Contracts in any jurisdiction where they cannot be lawfully sold.  You should rely only on the information contained in this Prospectus or that we have referred you to.  We have not authorized anyone to provide you with information that is different.

We may offer other variable life insurance contracts that have different death benefits, contract features and optional programs.  These contracts would also have different charges that would affect your Subaccount performance and Contract Value.  To obtain more information about these other contracts, contact your registered representative.

NOTE:  Because this is a summary, it does not contain all the information that may be important to you.  You should read this entire Prospectus and the Funds’ prospectuses carefully before investing.

CONTRACT BENEFITS

Death Benefits. We pay a death benefit to the Beneficiary if the Insured dies while the Contract is in force.  We pay the death benefit when we receive satisfactory proof at our Home Office of the Insured’s death.

•	Death benefits are available as lump sum or under a variety of payment options.

•	The Minimum Specified Amount is $100,000 for issue ages 0-49 and $50,000 for issue ages 50-80. We may allow these minimum limits to be reduced. (See “APPLYING FOR A CONTRACT”)

•	There are three Coverage Options available:

•	Option A--at least equal to the Specified Amount.
•	Option B--at least equal to the Specified Amount plus Contract Value.
•	Option C--at least equal to the Specified Amount plus total Premiums paid, minus the amount of any partial surrenders. Option C is only available at issue.

•
A Guaranteed Minimum Death Benefit Rider is also available on this Contract (if requested).  This rider guarantees the payment of the Contract death benefit, regardless of the investment performance of the Subaccount.  The cumulative Guaranteed Minimum Death Benefit Rider Premium requirement must be met in order for this guarantee to remain in effect.  (See “SUPPLEMENTAL AND/OR RIDER BENEFITS”)

•
There is flexibility to change the Coverage Option and Specified Amount.  However, Coverage Option C is only available at issue.  (See “CHANGES IN COVERAGE OPTION” for rules and limits)  Changing the Coverage Option or Specified Amount may have tax consequences.

•	We deduct any Loan Balance from the amount payable.

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Cash Benefits

•
Contract Loans.  You may take loans for amounts up to the Cash Surrender Value less loan interest to the next Contract Anniversary.  A 5% annual effective interest rate applies.  Currently, a preferred loan is available in the 11th Contract Year.  Loans reduce the amount available for allocations and transfers.  Loans may have tax consequences. (See "TAX CONSIDERATIONS”)

•	Full Surrender. You may surrender your Contract at any time for its Cash Surrender Value. A surrender charge may apply. Surrendering the Contract may have tax consequences. (See "TAX CONSIDERATIONS”)

•
Partial Surrender.  Partial surrenders generally are available provided you have enough remaining Cash Surrender Value.  A partial surrender fee applies.  Partial surrenders may have adverse tax consequences.  (See "TAX CONSIDERATIONS”)

•
Transfers. You may transfer amounts among the Subaccounts and the Fixed Account, subject to certain restrictions.  There is no limit on the number of transfers you can make between the Subaccounts or to the Fixed Account.  The first six transfers during each Contract Year are free.  After the first six transfers, we will assess a $25 Transfer Processing Fee.  Unused free transfers do not carry over to the next Contract Year.  We will deduct any Transfer Processing Fee from the remaining Contract Value.

Tax Benefits. We intend for the Contract to satisfy the definition of life insurance under the Internal Revenue Code (“Code”).  Therefore, the death benefit generally should be excludable from the gross income of its recipient, but may be subject to state and federal estate taxes.  Similarly, you should not be deemed to be in constructive receipt of the Contract Value, and therefore should not be taxed on increases in the Contract Value, until you take out a loan or partial surrender or surrender the Contract.  In addition, transfers of Contract Value among the Subaccounts and/or the Fixed Account are not taxable transactions.  (See "TAX CONSIDERATIONS,”)

Free Look Right to Cancel.  For a limited time, you have the right to cancel your Contract and receive a refund.  (See "FREE LOOK RIGHT TO CANCEL CONTRACT")  During this "free-look" period, we will allocate Premiums to the Federated Prime Money Fund II Subaccount for 30 days.  (See "PREMIUM ALLOCATIONS AND CREDITING")  For a limited time after requesting an increase in the Contract's amount of insurance coverage, you may cancel the increase and you may be entitled to a refund of certain charges.

Guaranteed Payment Period and Guaranteed Monthly Premium.  If the value is not enough to pay charges due, the Contract will terminate without value after a Grace Period.  (See “PREMIUMS TO PREVENT LAPSE”)  However, we guarantee to keep the Contract in force during the first seven years of the Contract as long as you meet a Premium requirement.  (See “GUARANTEED PAYMENT PERIOD AND GUARANTEED MONTHLY PREMIUM”)

Supplemental Benefits.  The following supplemental and/or rider benefits are available and may be added to your Contract.  We may deduct monthly charges for some of these benefits and/or riders from your Contract Value as part of the Monthly Deduction.  Each is subject to its own requirements as to eligibility and possible additional cost, including processing fee.

•	Guaranteed Minimum Death Benefit Rider.
•	Lifetime Guaranteed Minimum Death Benefit.
•	Disability Continuance of Insurance.
•	Disability Premium Benefit Rider.
•	Accidental Death Benefit.
•	Option to Increase Specified Amount.
•	Spouse's Term Insurance.
•	Children's Term Insurance.
•	Other Insured Term Insurance.
•	Additional Life Insurance Rider.
•	Monthly Benefit Rider.
•	Acceleration of Death Proceeds/Enhanced Living Benefits Rider.
•	Accelerated Death Benefit/Living Benefits Rider.
•	Accelerated Death Benefit/Terminal Illness Rider.

All of these riders may not be available in all states.  Additional rules and limits apply to these supplemental and/or rider benefits.  Please ask your registered representative for further information or contact the Home Office.

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Illustrations.  We may prepare, for use in marketing and other materials, tables to illustrate hypothetically how certain values under a Contract change with investment performance over an extended period of time.  Such tables illustrate how Contract Values, Cash Surrender Values and death benefits under a Contract covering an Insured of a given Age would vary over time if Planned Premiums were paid annually and the return on the assets in each of the Funds were an assumed uniform gross annual rate.

Actual returns will fluctuate over time and will be both positive and negative.  The actual values under the Contract could be significantly different from those shown, even if actual returns averaged the rates used in the illustrations but fluctuated over and under those averages throughout the years shown.  Depending on the timing and degree of fluctuation, the actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Contract unless the Owner pays more than the stated Premium.

Such illustrations show Contract Values based on both current charges and guaranteed charges.

CONTRACT RISKS

Investment Risk.  If you invest your Contract Value in one or more Subaccounts, then you will be subject to the risk that investment performance will be unfavorable and that the Contract Value will decrease.  In addition, we deduct Contract fees and charges from your Contract Value.  There is no minimum guaranteed Contract Value.  The Contract Value may decrease if the investment performance of the Subaccounts (to which Contract Value is allocated) is negative or is not sufficiently positive to cover the charges deducted under the Contract.  During times of poor investment performance, these deductions will have an even greater impact on your Contract Value.  You could lose everything you invest.  If you allocate net Premiums to the Fixed Account, then we credit your Fixed Account Value with a declared rate of interest.  You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 3%.

Risk of Lapse. If the Contract Value is not enough to pay the Monthly Deduction when due, the Contract will terminate without value after a Grace Period.  The purpose of the Grace Period is to give you the chance to pay enough Premiums to keep your Contract in force.  If your Contract does lapse you must pay the required amount before the end of the Grace Period.  The Grace Period is 61 days and starts when we send the notice.  Since the value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds, the specific amount of Premiums required to prevent termination will also vary.  A lapse could result in adverse tax consequences.

Tax Risks.  In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Contract must satisfy certain requirements which are set forth in the Internal Revenue Code.  Guidance as to how these requirements are to be applied is limited.  Nevertheless, we believe that Contracts issued on a standard basis should satisfy the applicable requirements.  There is less guidance, however, with respect to Contracts issued on a substandard basis, and such Contracts may not satisfy the applicable requirements in all circumstances, particularly if you pay the full amount of Premiums permitted under the Contract.

Depending on the total amount of Premiums you pay, the Contract may be treated as a modified endowment contract under Federal tax laws.  If a Contract is treated as a modified endowment contract, then surrenders, withdrawals, and loans under the Contract will be taxable as ordinary income to the extent there are earnings in the Contract.  In addition, a 10% penalty tax may be imposed on surrenders, withdrawals, and loans taken before you reach Age 59½.  If the Contract is not a modified endowment contract, then distributions generally will be treated first as a return of basis or investment in the Contract and then as taxable income.  Moreover, loans will generally not be treated as distributions although the tax treatment of preferred loans is unclear.  Finally, neither distributions nor loans from a Contract that is not a modified endowment contract are subject to the 10% penalty tax.  (See “TAX CONSIDERATIONS”)

You should consult a qualified tax adviser for assistance in all Contract-related tax matters.

Risk of Increase in Current Fees and Expenses.  Certain fees and expenses are currently assessed at less than their maximum levels.  We may increase these current charges in the future up to the guaranteed maximum levels.  If fees and expenses are increased, you may need to increase the amount and/or frequency of Premiums to keep the Contract in force.

Surrender and Partial Surrender Risks. During the first fifteen Contract Years, we will deduct a surrender charge from the Contract Value if the Contract is completely surrendered or lapses.  An additional surrender charge and surrender

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charge period will apply to each portion of the Contract resulting from a Specified Amount increase, starting with the effective date of the increase.  Under some circumstances, the amount of the surrender charge during the first few Contract Years could result in a Cash Surrender Value of zero.

You should purchase the Contract only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Contract if you intend to surrender all or part of the Contract Value in the near future.  We designed the Contract to meet long-term financial goals.  The Contract is not suitable as a short-term investment.

Even if you do not surrender your Contract, surrender charges may play a role in determining whether your Contract will lapse, because surrender charges affect the Cash Surrender Value, which is a measure we use to determine whether your Contract will enter the Grace Period (and possibly terminate).  (See “RISK OF LAPSE”)  A surrender or partial surrender may have tax consequences. (See “TAX CONSIDERATIONS”)

Loan Risks.  A Contract loan will affect your Contract in several ways over time, whether or not it is repaid, because the investment results of the Subaccounts may be less than (or greater than) the net interest rate credited on the amount transferred to the Loan Account securing the loan.

•
Your Contract Value, by comparison to a Contract under which no loan has been made, will be less if the Fixed Account interest rate is less than the investment return of the applicable Subaccounts (and greater if the Fixed Account interest rate is higher than the investment return of the applicable Subaccounts).

•	A Contract loan increases the risk that the Contract will terminate, since a loan decreases the Cash Surrender Value.
•	If the death benefit becomes payable while a Contract loan is outstanding, the Loan Balance will be deducted in calculating the Death Proceeds.

A loan may have tax consequences.  In addition, if you surrender the Contract or allow it to lapse while a Contract loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.  (See “TAX CONSIDERATIONS”)

Risk of Frequent Transfers.  We have policies and procedures that attempt to detect frequent, large, programmed, or short-term transfers among the Subaccounts that may adversely affect other Owners and persons with rights under the Contracts.  We employ various means to try to detect such transfer activity, but the detection and deterrence of harmful trading activity involves judgments that are inherently subjective.  Our ability to detect such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection.  Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests under the Contracts.  In addition, we cannot guarantee that the Funds will not be harmed by transfer activity related to other insurance companies and/or retirement plans that may invest in the Funds.

PORTFOLIO RISKS

A comprehensive discussion of the risks of each Fund Portfolio may be found in each Portfolio’s prospectus.  Please refer to the Portfolios’ prospectuses for more information.

There is no assurance that any Portfolio will achieve its stated investment objective.

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FEE TABLE

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

The first table describes transaction fees that you will pay at the time that you pay Premiums, make partial surrenders, transfer Contract account value among the Subaccounts and the Fixed Account, completely surrender the Contract, or the Contract lapses.  If the amount of a charge depends on the personal characteristics of the Insured under the Contract, the fee table lists the minimum and maximum charges we assess under the Contract and the fees and charges of a representative Contract with an Insured having the characteristics described for that charge.  These minimum, maximum and representative charges may assist you in understanding the range of possible charges, as well as the charge an Owner may typically pay, but these charges may not be representative of the amount you will actually pay under the Contract.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge1	Current Charge1
Premium Expense Charge	Upon receipt of each Premium Payment	5% of each Premium Payment	5% of each Premium Payment
Surrender Charge2
Minimum and Maximum Charge	Upon complete surrender or lapse during the first 15 Contract Years3	$6.02 - $45.00 per $1,000 of the Specified Amount	$6.02 - $45.00 per $1,000 of the Specified Amount
Charge for a 34 year-old male Preferred Non-Tobacco and a Contract with a $225,000 Specified Amount during the first Contract Year	Upon complete surrender or lapse during the first 15 Contract Years3	$21.20 per $1,000 of the Specified Amount	$21.20 per $1,000 of the Specified Amount
Partial Surrender Fee	Upon each partial surrender	The lesser of 2% of the amount surrendered or $25	The lesser of 2% of the amount surrendered or $25
Transfer Processing Fee	Upon each transfer over 6 in a Contract Year	$25 per transfer	$25 per transfer

1 For each type of charge, the guaranteed charge and the current charge are shown.  The guaranteed charge is the maximum amount permitted by the Contract while the current charge is the amount currently charged.
2 The surrender charge is based on the Specified Amount when the Contract is issued and varies depending on the Insured’s Age and sex.  The minimum charge shown in the table is the charge applicable to the youngest Owner (female) to whom a Contract would be issued if the Contract were surrendered in the first Contract Year.  The maximum charge is the charge applicable to the oldest Owner (male) to whom a Contract would be issued if the Contract were surrendered in the first Contract Year.  The surrender charge as shown in the table may not be typical of the charges you will pay.  Information about the surrender charge you could pay is available from your registered representative, and data relating to the calculation of the surrender charge is in Appendix A and Appendix B.
3 If you increase the Contract’s Specified Amount, an additional surrender charge and surrender charge period will apply to each portion of the Contract resulting from a Specified Amount increase, starting with the effective date of the increase and based on the Insured’s Age and sex at the time of the increase.

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The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio fees and expenses.  If the amount of a charge depends on the personal characteristics of the Insured under the Contract, the fee table lists the minimum and maximum charges we assess under the Contract depending on whether the Insured had the most favorable or least favorable characteristics, respectively.  The table also lists the fees and charges of a typical Contract with a Specified Amount and with an Insured having the characteristics described for that charge.  These charges may not be typical of the charges you will pay.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge1	Current Charge1
Cost of Insurance4
Minimum and Maximum Charge	On the Allocation Date and each Monthly Anniversary Day	$0.02 - $83.33 per $1,000 of net amount at risk5	$0.01 - $25.01 per $1,000 of net amount at risk5
Charge for a 34 year-old male Preferred Non-Tobacco and a Contract with a $225,000 Specified Amount during the first Contract Year	On the Allocation Date and each Monthly Anniversary Day	$0.09 per $1,000 of net amount at risk5	$0.05 per $1,000 of net amount at risk5
Monthly Expense Charge6
Maintenance Charge	On the Contract Date and on each Monthly Anniversary Day	$10	$10
Per Thousand Charge	On the Contract Date and on each Monthly Anniversary Day	$0.00 - $1.36 per $1,000 of Specified Amount	$0.00 - $1.36 per $1,000 of Specified Amount
Mortality and Expense Risk Charge	Daily	Annual rate of 0.90% of the average daily net assets of each Subaccount you are invested in	Annual rate of 0.90% of the average daily net assets of each Subaccount you are invested in
Net Loan Interest Charge7	At the end of each Contract Year	2%	2%

4 Cost of insurance charges vary based on the Insured’s Age, sex, number of completed Contract Years, Specified Amount, risk class, and other factors.  The charge generally is higher for less favorable risk classes and increases as the Insured ages.  The cost of insurance charges shown in the table may not be typical of the charges you will pay.  We guarantee that the cost of insurance rates will not exceed the maximum cost of insurance rates set forth in your Contract.  More detailed information concerning your cost of insurance charges is available on request from our Home Office.
5 The net amount at risk on a Monthly Anniversary Day is the difference between the death benefit and the Contract Value.
6 The monthly expense charge is the sum of the maintenance charge and the per thousand charge.
7 The maximum guaranteed net cost of loans is 2% annually.  The net cost of a loan is the difference between the rate of interest charged on any Loan Balance (5%) and the amount credited to the Loan Account (3%). Preferred loans are available beginning in the eleventh Contract Year.  We credit the amount in the Loan Account securing a preferred loan with interest at an effective annual rate of 5%.  Therefore, the net cost of a preferred loan is 0% per year.

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Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge1	Current Charge1
Optional Rider Charges8
Guaranteed Minimum Death Benefit Rider	NA	No Charge	No Charge
Lifetime Guaranteed Minimum Death Benefit	On rider’s effective date and on each Monthly Anniversary Day	$0.03 per $1,000 of Specified Amount	$0.01 per $1,000 of Specified Amount
Disability Continuance of Insurance
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.01 - $0.52 per $1,000 of net amount at risk5	$0.01 - $0.32 per $1,000 of net amount at risk5
Charge for a 34 year-old male Preferred Non-Tobacco and a Contract with a $225,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$0.02 per $1,000 of net amount at risk5	$0.01 per $1,000 of net amount at risk5
Disability Premium Benefit Rider
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.08 - $0.32 per $1.00 of rider coverage amount	$0.04 - $0.15 per $1.00 of rider coverage amount
Charge for a 34 year-old male Preferred Non-Tobacco and a Contract with a $225,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$0.09 per $1.00 of rider coverage amount	$0.04 per $1.00 of rider coverage amount
Accidental Death Benefit
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.08 - $0.16 per $1,000 of rider coverage amount	$0.08 - $0.16 per $1,000 of rider coverage amount
Charge for a 34 year-old male Preferred Non-Tobacco and a Contract with a $225,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$0.09 per $1,000 of rider coverage amount	$0.09 per $1,000 of rider coverage amount

 8 Charges for most of the riders vary based on the Insured’s issue or actual Age, sex and risk class, and may vary based on the Contract Year and base Specified Amount or net amount at risk.  Charges based on risk classes are generally higher for less favorable risk classes and charges based on actual Age may increase as the Insured ages.  The rider charges shown in the table may not be typical of the charges you will pay.  Your Contract’s specifications page will indicate the rider charges applicable to your Contract, and more detailed information concerning these rider charges is available on request from our Home Office.

7

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge1	Current Charge1
Option to Increase Specified Amount
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.05- $0.18 per $1,000 of rider coverage amount	$0.05- $0.18 per $1,000 of rider coverage amount
Charge for a 34 year-old male Preferred Non-Tobacco and a Contract with a $225,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$0.16 per $1,000 of rider coverage amount	$0.16 per $1,000 of rider coverage amount
Spouse's Term Insurance
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$1.45 - $1.87 per $1,000 of rider coverage amount	$1.45 - $1.87 per $1,000 of rider coverage amount
Charge for a 34 year-old male Preferred Non-Tobacco and a Contract with a $225,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$1.45 per $1,000 of rider coverage amount	$1.45 per $1,000 of rider coverage amount
Children's Term Insurance	On rider’s effective date and on each Monthly Anniversary Day	$0.50 per $1,000 of rider coverage amount	$0.50 per $1,000 of rider coverage amount
Other Insured Term Insurance
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.02 - $83.33 per $1,000 of rider coverage amount	$0.01 - $30.39 per $1,000 of rider coverage amount
Charge for a 34 year-old male Preferred Non-Tobacco and a Contract with a $225,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$0.09 per $1,000 of rider coverage amount	$0.08 per $1,000 of rider coverage amount
Additional Life Insurance Rider
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.02 - $83.33 per $1,000 of net amount at risk5	$0.01 - $20.26 per $1,000 of net amount at risk5
Charge for a 34 year-old male Preferred Non-Tobacco and a Contract with a $225,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$0.09 per $1,000 of net amount at risk5	$0.04 per $1,000 of net amount at risk5
Monthly Benefit Rider
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.38 - $22.56 per $100 of coverage amount	$0.31 - $22.05 per $100 of coverage amount
Charge for a 34 year-old male Preferred Non-Tobacco and a Contract with a $225,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$1.53 per $100 of coverage amount for a 20 year payout	$1.25 per $100 of coverage amount for a 20 year payout

8

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge1	Current Charge1
Acceleration of Death Proceeds/Enhanced Living Benefits Rider
Minimum and Maximum Charge	On rider’s effective date and on each Monthly Anniversary Day	$0.06 - $15.00 per $1000 of net amount at risk5 multiplied by the Benefit Base divided by the Specified Amount of the Contract	$0.01 - $0.28 per $1,000 of net amount at risk5 multiplied by the Benefit Base divided by the Specified Amount of the Contract
Charge for a 34 year-old male Preferred Non-Tobacco and a Contract with a $225,000 Specified Amount during the first Contract Year	On rider’s effective date and on each Monthly Anniversary Day	$0.07 per $1,000 of net amount at risk5 multiplied by the Benefit Base divided by the Specified Amount of the Contract	$0.02 per $1,000 of net amount at risk5 multiplied by the Benefit Base divided by the Specified Amount of the Contract
Accelerated Death Benefit/Living Benefits Rider	On payment of the accelerated death benefit	$250 processing fee	No Charge
Accelerated Death Benefit/Terminal Illness Rider	On payment of the accelerated death benefit
$200 processing fee, and an interest charge equal to the accelerated death benefit amount multiplied by the applicable loan interest rate divided by 1 plus the loan interest rate. The loan interest rate is stated in your Contract.

$0 processing fee, and an interest charge equal to the accelerated death benefit amount multiplied by the applicable loan interest rate divided by 1 plus the loan interest rate. The loan interest rate is stated in your Contract.

For information concerning compensation paid in connection with the sale of the Contracts, see “SALE OF THE CONTRACTS.”

9

The next table shows the lowest and highest total operating expenses deducted from Portfolio assets during the fiscal year ended December 31, 2013.  Expenses of the Portfolios may be higher or lower in the future.  More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.

RANGE OF PORTFOLIO OPERATING EXPENSES9

	Minimum	Maximum
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from Portfolio assets, including management fees, distribution or service fees (12b-1 fees), and other expenses-before any contractual waiver of fees and expenses)	0.29%	1.75%10

9 The portfolio expenses used to prepare this table were provided to Kansas City Life by the Fund(s) or their investment advisers.  The expenses shown are those incurred for the year ended December 31, 2013.  Current or future expenses may be greater or less than those shown.  If required by applicable law, Kansas City Life may deduct any redemption fees imposed by the Funds.
10 The table showing the range of expenses of the Portfolios takes into account the expenses of several fund asset allocation portfolios that are “fund of funds.”  A “fund of funds” portfolio typically allocates its assets, within predetermined percentage ranges, among certain other fund portfolios (each such portfolio an “acquired fund.”)  Each “fund of funds” has its own set of operating expenses, as does each of the portfolios in which it invests.  In determining the range of portfolio expenses, Kansas City Life took into account the information received from the Fund on the combined actual expenses for each of the “fund of funds” and the portfolios in which it invests.  See the Fund prospectuses for more information.

The following tables show the fees and expenses charged (after contractual waiver or reimbursement) by each Portfolio for the fiscal year ended December 31, 2013.

ANNUAL PORTFOLIO OPERATING EXPENSES11

(expenses that are deducted from Portfolio assets, as a percentage of net assets of the Portfolio):

11 These expenses are deducted directly from the assets of the Portfolios and therefore reduce their net asset value.  The investment adviser of each Fund or the Fund provided the information, and Kansas City Life has not independently verified it.  The expenses shown are those incurred for the year ended December 31, 2013.  Current or future expenses may be greater or less than those shown.  See the Portfolios' prospectuses for more complete information.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. American Franchise Fund – Series I Shares	0.67%	NA	0.29%	NA	0.96%	NA	NA
Invesco V.I. Core Equity Fund – Series I Shares	0.61%	NA	0.29%	0.02%	0.92%	0.02%12	0.90%
Invesco V.I. Technology Fund – Series I Shares	0.75%	NA	0.42%	NA	1.17%	NA	NA

12 Invesco Advisers, Inc. (“Invesco or the Adviser”) has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to the net management fee that Invesco earns on the Fund’s investments in certain affiliated funds. This waiver will have the effect of reducing Acquired Fund Fees and Expenses that are indirectly borne by the Fund.  Unless Invesco continues the fee waiver agreement, it will terminate on April 30, 2015.  The fee waiver agreement cannot be terminated during its term.

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Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
American Century Variable Portfolios, Inc.
American Century VP Capital Appreciation Fund – Class I	0.99%	NA	0.01%	NA	1.00%	NA	NA
American Century VP Income & Growth Fund – Class I	0.70%	NA	0.00%	NA	0.70%	NA	NA
American Century VP International Fund – Class I	1.36%	NA	0.01%	NA	1.37%	NA	NA
American Century VP Mid Cap Value Fund – Class I	1.00%	NA	0.01%	NA	1.01%	NA	NA
American Century VP Ultra® Fund – Class I	1.00%	NA	0.01%	NA	1.01%	NA	NA
American Century VP Value Fund – Class I	0.97%	NA	0.00%	NA	0.97%	NA	NA
American Century Variable Portfolios II, Inc.
American Century VP Inflation Protection Fund – Class II	0.46%	0.25%	0.01%	NA	0.72%	NA	NA

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Calamos® Advisors Trust
Calamos Growth and Income Portfolio	0.75%	NA	0.64%	NA13	1.39%	NA	NA

 13 For the year ended December 31, 2013, the Fund's Other Expenses included less than 1 basis point (0.01%) of Acquired Fund Fees and Expenses from investments in money market funds.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Columbia Funds Variable Insurance Trust I
Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Class 2)	0.76%	0.25%	0.14%	NA	1.15%	NA	NA

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio – Seligman Global Technology Fund (Class 2)	0.95%	0.25%	0.26%14	NA	1.46%	NA	NA
Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 2)	0.79%	0.25%	0.20%	NA	1.24%	NA	NA

 14 Other expenses have been restated to reflect changes to certain fees paid by the Fund.

11

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Dreyfus Variable Investment Fund
Appreciation Portfolio – Initial Shares	0.75%	NA	0.06%	NA	0.81%	NA	NA
Opportunistic Small Cap Portfolio – Initial Shares	0.75%	NA	0.18%	NA	0.93%	NA	NA
Dreyfus Stock Index Fund, Inc. – Initial Shares	0.25%	NA	0.04%	NA	0.29%	NA	NA
The Dreyfus Socially Responsible Growth Fund, Inc. – Initial Shares	0.75%	NA	0.11%	NA	0.86%	NA	NA

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Federated Insurance Series
Federated Managed Tail Risk Fund II	0.75%	0.00%15	0.24%16	0.76%	1.75%	0.70%17	1.05%
Federated High Income Bond Fund II	0.60%	NA	0.20%16	NA	0.80%	0.00%18	0.80%
Federated Prime Money Fund II	0.50%	NA	0.18%16	NA	0.68%	0.01%19	0.67%

 15 The Fund has adopted a Distribution (12b-1) Plan pursuant to which the Fund may incur or charge a Distribution (12b-1) fee of up to a maximum amount of 0.25%. No such fee is currently incurred or charged by the Fund. The Fund will not incur or charge such a Distribution (12b-1) fee until such time as approved by the Board of Trustees (the "Trustees").

16 The Fund may incur or charge an administrative service fee up to a maximum amount of 0.25%. No such fee is currently incurred or charged by the Fund. The Fund will not incur or charge such an Administrative Services fee until such time as approved by the Board of Trustees (the "Trustees").

17 The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund (after the voluntary waivers and/or reimbursements) will not exceed 0.29% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) May 1, 2015; or (b) the date of the Fund’s next effective Prospectus.  While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.

18 The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund (after the voluntary waivers and/or reimbursements) will not exceed 0.80% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) May 1, 2015; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.

19 The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund (after the voluntary waivers and/or reimbursements) will not exceed 0.67% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) May 1, 2015; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.

12

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Fidelity® Variable Insurance Products Contrafund® Portfolio
VIP Contrafund® Portfolio – Service Class 2	0.55%	0.25%	0.09%	NA	0.89%	NA	NA
Fidelity® Variable Insurance Products
VIP Freedom Income Portfolio – Service Class 2	NA	0.25%	0.00%	0.43%	0.68%20	NA	NA
VIP Freedom 2010 Portfolio – Service Class 2	NA	0.25%	0.00%	0.55%	0.80%20	NA	NA
VIP Freedom 2015 Portfolio – Service Class 2	NA	0.25%	0.00%	0.57%	0.82%20	NA	NA
VIP Freedom 2020 Portfolio – Service Class 2	NA	0.25%	0.00%	0.58%	0.83%20	NA	NA
VIP Freedom 2025 Portfolio – Service Class 2	NA	0.25%	0.00%	0.62%	0.87%20	NA	NA
VIP Freedom 2030 Portfolio – Service Class 2	NA	0.25%	0.00%	0.64%	0.89%20	NA	NA
VIP Freedom 2035 Portfolio – Service Class 2	NA	0.25%	0.00%	0.65%	0.90%20	NA	NA
VIP Freedom 2040 Portfolio – Service Class 2	NA	0.25%	0.00%	0.66%	0.91%20	NA	NA
VIP Freedom 2045 Portfolio – Service Class 2	NA	0.25%	0.00%	0.66%	0.91%20	NA	NA
VIP Freedom 2050 Portfolio – Service Class 2	NA	0.25%	0.00%	0.67%	0.92%20	NA	NA

 20 Differs from the ratios of expenses to average net assets in the Financial Highlights section of the Fund Prospectus because of acquired fund fees and expenses.

13

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate VIP Fund – Class 2 (formerly Franklin Global Real Estate Securities Fund – Class 2)21,22	1.05%	0.25%	0.05%	NA	1.35%	NA	NA
Franklin Small-Mid Cap Growth VIP Fund – Class 2 (formerly Franklin Small-Mid Cap Growth Securities Fund – Class 2)21,22	0.77%	0.25%	0.03%	NA	1.05%	NA	NA
Templeton Developing Markets VIP Fund – Class 2 (formerly Templeton Developing Markets Securities Fund – Class 2)	1.10%	0.25%	0.25%	NA	1.60%	NA	NA
Templeton Foreign VIP Fund – Class 2 (formerly Templeton Foreign Securities Fund – Class 2)	0.64%	0.25%	0.14%	NA	1.03%	NA	NA

 21 The Fund administration fee is paid indirectly through the management fee.

22 Management fees and other expenses have been restated to reflect current fiscal year fees and expenses as a result of the bundling of the fund's investment management agreement with its fund administration agreement effective May 1, 2013. Such combined investment management fees are described further under "Management" in the fund's prospectus. Total annual fund operating expenses are not affected by such bundling.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
JPMorgan Insurance Trust
JPMorgan Insurance Trust Mid Cap Value Portfolio – Class 1 Shares	0.65%	NA	0.13%	0.01%	0.79%23	NA	NA
JPMorgan Insurance Trust Small Cap Core Portfolio – Class 1 Shares	0.65%	NA	0.26%	0.02%	0.93%24	NA	NA
JPMorgan Insurance Trust U.S. Equity Portfolio – Class 1 Shares	0.55%	NA	0.25%	NA	0.80%25	NA	NA

 23 The Portfolio’s adviser and administrator (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class 1 Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.90% of their average daily net assets.  This contract cannot be terminated prior to 5/1/15, at which time the Service Providers will determine whether or not to renew or revise it.

24 The Portfolio’s adviser and administrator (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class 1 Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 1.03% of their average daily net assets.  This contract cannot be terminated prior to 5/1/15, at which time the Service Providers will determine whether or not to renew or revise it.

25 The Portfolio’s adviser and administrator (the Service Providers) have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of Class 1 Shares (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed 0.80% of their average daily net assets.  This contract cannot be terminated prior to 5/1/15, at which time the Service Providers will determine whether or not to renew or revise it.

14

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
MFS® Variable Insurance Trust
MFS® Growth Series – Initial Class Shares	0.73%	NA	0.05%	NA	0.78%	NA	NA
MFS® Research Series – Initial Class Shares	0.75%	NA	0.06%	NA	0.81%	NA	NA
MFS® Research Bond Series – Initial Class Shares	0.50%	NA	0.04%	NA	0.54%	NA	NA
MFS® Total Return Series – Initial Class Shares	0.75%	NA	0.04%	NA	0.79%	0.08%26	0.71%
MFS® Utilities Series – Initial Class Shares	0.73%	NA	0.07%	NA	0.80%	NA	NA
MFS® Variable Insurance Trust II
MFS® Strategic Income Portfolio – Initial Class Shares (formerly MFS® Strategic Income Series – Initial Class Shares)	0.70%	NA	0.30%	0.01%	1.01%	0.20%27	0.81%

26 Massachusetts Financial Services Company has agreed in writing to reduce its management fee to 0.70% of the fund's average daily net assets annually of the first $1 billion, 0.65% of the fund's average daily net assets annually in excess of $1 billion to $2.5 billion, and 0.60% of the fund's average daily net assets in excess of $2.5 billion to $5 billion. This written agreement will remain in effect until modified by the fund's Board of Trustees, but such agreement will continue until at least August 31, 2016.
27 Massachusetts Financial Services Company has agreed in writing to bear the fund’s expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment activity, and fees and expenses associated with investments in investment companies and other similar investment vehicles), such that “Total Annual Fund Operating Expenses” do not exceed 0.80% of the fund’s average daily net assets annually for Initial Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue until at least August 31, 2015.

Portfolio	Management Fees	12b-1/ Service Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Portfolio Annual Operating Expenses	Contractual Fee Waiver or Expense Reimbursement	Total Portfolio Annual Operating Expenses After Reimbursement
Northern Lights Variable Trust
TOPS® Managed Risk Balanced ETF Portfolio – Class 2 Shares	0.30%	0.25%	0.10%	0.24%	0.89%	NA	NA
TOPS® Managed Risk Growth ETF Portfolio – Class 2 Shares	0.30%	0.25%	0.10%	0.23%	0.88%	NA	NA
TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2 Shares	0.30%	0.25%	0.10%	0.25%	0.90%	NA	NA

GENERAL INFORMATION ABOUT KANSAS CITY LIFE

KANSAS CITY LIFE INSURANCE COMPANY

Kansas City Life Insurance Company is a stock life insurance company organized under the laws of the State of Missouri in 1895, and is located at 3520 Broadway, Kansas City, Missouri 64111-2565.  Kansas City Life is currently licensed to transact life insurance business in 48 states and the District of Columbia.

FIXED ACCOUNT

The Fixed Account is not registered under the Securities Act of 1933 and is not registered as an investment company under the Investment Company Act of 1940.  The Securities and Exchange Commission has not reviewed the disclosure in this Prospectus relating to the Fixed Account.  Certain general provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses may still apply.

15

You may allocate some or all of your Premiums and transfer some or all of the Variable Account Value to the Fixed Account.  You may also make transfers from the Fixed Account, but restrictions may apply.  (See "TRANSFER PRIVILEGE)  Because of those transfer limitations, it may take you several years to transfer all your Fixed Account Contract Value to the Variable Account.  You should carefully consider whether the Fixed Account meets your investment criteria.  The Fixed Account is part of our general account and pays interest at declared rates guaranteed for each calendar year.  We guarantee that this rate will be at least 3%.

Our general account supports our insurance and annuity obligations.  Because the Fixed Account is part of our general account, we assume the risk of investment gain or loss on this amount.  All assets in the general account are subject to our general liabilities from business operations.

THE VARIABLE ACCOUNT AND THE FUNDS

KANSAS CITY LIFE VARIABLE LIFE SEPARATE ACCOUNT

We established the Kansas City Life Variable Life Separate Account as a separate investment account under Missouri law on April 24, 1995.  This Variable Account supports the Contracts and may be used to support other variable life insurance contracts as well as for other purposes permitted by law.  The Variable Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and is a “separate account” within the meaning of the federal securities laws.  We have established other separate investment accounts that may also be registered with the SEC.

The Variable Account is divided into Subaccounts.  The Subaccounts available under the Contracts invest in shares of portfolios of the Funds.  The Variable Account may include other Subaccounts not available under the Contracts and not otherwise discussed in this Prospectus.  We own the assets in the Variable Account.

We apply income, gains and losses of a Subaccount (realized or unrealized) without regard to any other income, gains or losses of Kansas City Life or any other separate account.  We cannot use Variable Account assets (reserves and other contract liabilities) to cover liabilities arising out of any other business we conduct.  We are obligated to pay all benefits provided under the Contracts.

THE FUNDS

Each of the Funds is registered with the SEC as a diversified open-end management investment company under the 1940 Act.  However, the SEC does not supervise their management, investment practices or policies.  Each Fund is a series fund-type mutual fund made up of the Portfolios and other series that are not available under the Contracts.  The investment objective of each of the Portfolios is described below.

The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of other mutual fund portfolios that may be managed by the same investment adviser or manager.  The investment results of the Portfolios, however, may be higher or lower than the results of such other portfolios.  There can be no assurance that the investment results of any of the Portfolios will be comparable to the investment results of any other portfolios, even if the other portfolio has the same investment adviser or manager.

Certain Portfolios may employ hedging strategies to provide for downside protection during a sharp decline in the equity markets.  The cost of those hedging strategies could limit the upside participation by such Portfolios in rising equity markets relative to other Portfolios.  Please consult your financial professional.

Not all Funds may be available in all states.

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

Invesco V.I. American Franchise Fund – Series I Shares (Manager: Invesco Advisers, Inc. (“Invesco”)).  The Fund’s investment objective is to seek capital growth.  The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of U.S. issuers.

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Invesco V.I. Core Equity Fund – Series I Shares (Manager: Invesco Advisers, Inc. (“Invesco”)).  The Fund’s investment objective is long-term growth of capital.  The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities and in derivatives and other instruments that have economic characteristics similar to such securities.

Invesco V.I. Technology Fund – Series I Shares (Manager: Invesco Advisers, Inc. (“Invesco”)). The Fund’s investment objective is long-term growth of capital.  The Fund invests, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in securities of issuers engaged in technology-related industries and in derivatives and other instruments that have economic characteristics similar to such securities.

American Century Variable Portfolios, Inc.

American Century VP Capital Appreciation Fund – Class I (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Capital Appreciation Fund is to seek capital growth.

American Century VP Income & Growth Fund – Class I (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Income & Growth Fund is to seek capital growth by investing in common stocks.  Income is a secondary objective.

American Century VP International Fund – Class I (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP International Fund is to seek capital growth.

American Century VP Mid Cap Value Fund – Class I (Manager: American Century Investment Management, Inc.). The investment objective of American Century VP Mid Cap Value Fund is to seek long-term capital growth. Income is a secondary objective.

American Century VP Ultra® Fund – Class I (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Ultra® Fund is to seek long-term capital growth.

American Century VP Value Fund – Class I (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Value Fund is to seek long-term capital growth.  Income is a secondary objective.

American Century Variable Portfolios II, Inc.

American Century VP Inflation Protection Fund – Class II (Manager: American Century Investment Management, Inc.).  The investment objective of American Century VP Inflation Protection Fund is to pursue long-term total returns using a strategy that seeks to protect against U.S. inflation.

Calamos® Advisors Trust

Calamos Growth and Income Portfolio (Manager: Calamos Advisors LLC).  The Calamos Growth and Income Portfolio’s investment objective is high long-term total return through growth and current income.

Columbia Funds Variable Insurance Trust I

Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Class 2) (Manager: Columbia Management Investment Advisers, LLC.).  The Fund’s investment objective is to seek to provide shareholders with growth of capital.

Columbia Funds Variable Series Trust II

Columbia Variable Portfolio – Seligman Global Technology Fund (Class 2) (Manager: Columbia Management Investment Advisers, LLC.).  The Fund’s investment objective is to seek to provide shareholders with long-term capital appreciation.

Columbia Variable Portfolio – Select Smaller-Cap Value Fund (Class 2) (Manager: Columbia Management Investment Advisers, LLC.).  The Fund’s investment objective is to seek to provide shareholders with long-term capital growth.

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Dreyfus Variable Investment Fund

Appreciation Portfolio – Initial Shares (Manager: The Dreyfus Corporation; Sub-Investment Advisor: Fayez Sarofim & Co.).  The Fund seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income. To pursue its goals, the Fund normally invests at least 80% of its net assets, plus any borrowing for investment, in common stocks. The Fund focuses on “blue chip” companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies. These are established companies that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth. In choosing stocks, the Fund first identifies economic sectors it believes will expand over the next three to five years or longer. Using fundamental analysis, the Fund then seeks companies within these sectors that have proven track records and dominant positions in their industries. The Fund also may invest in companies which it considers undervalued in terms of earnings, assets or growth prospects. The Fund employs a “buy-and-hold” investment strategy, which generally has resulted in an annual portfolio turnover of below 15%. A low portfolio turnover rate helps reduce the fund’s trading costs and minimizes tax liability by limiting the distribution of capital gains.

Opportunistic Small Cap Portfolio – Initial Shares (Manager: The Dreyfus Corporation).  The Fund seeks capital growth. To pursue its goal, the Fund normally invests at least 80% of its net assets, plus any borrowing for investment purposes, in the stocks of small-cap companies. The fund considers small cap companies to be those companies with market capitalizations that fall within the range of the companies in the Russell 2000® Index at the time of purchase. Stocks are selected for the fund's portfolio based primarily on bottom-up fundamental analysis. The fund's portfolio managers use a disciplined investment process that relies, in general, on proprietary fundamental research and valuation. Generally, elements of the process include analysis of mid-cycle business prospects, estimation of the intrinsic value of the company and the identification of a revaluation catalyst. In general, the fund seeks exposure to securities and sectors that the fund's portfolio managers perceive to be attractive from a valuation and fundamental standpoint.

Dreyfus Stock Index Fund, Inc. – Initial Shares (Manager: The Dreyfus Corporation). The Fund seeks to match the total return of the Standard & Poor’s® 500 Composite Stock Price Index. To pursue its goal, the Fund generally is fully invested in stocks included in the S&P 500® Index and in futures whose performance is tied to the index. The Fund generally invests in all 500 stocks in the S&P 500 Index in proportion to their weighting in the index. The S&P 500 Index is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. S&P weights each company’s stock in the index by its market capitalization, adjusted by the number of available float shares divided by the company’s total shares outstanding, which means larger companies with more available float shares have greater representation in the index than smaller ones. The Fund attempts to have a correlation between its performance and that of the S&P 500 Index of at least .95 before expenses. A correlation of 1.00 would mean that the Fund and the index were perfectly correlated. "Standard & Poor's®," "S&P®," "Standard & Poor's® 500," and "S&P 500®" are trademarks of Standard & Poor's Financial Services LLC and have been licensed for use by the fund. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard and Poor's makes no representation regarding the advisability of investing in the fund.

The Dreyfus Socially Responsible Growth Fund, Inc. – Initial Shares (Manager: The Dreyfus Corporation).  The Fund seeks to provide capital growth, with current income as a secondary goal. To pursue its goals, the Fund invests at least 80% of its net assets in the common stocks of companies that, in the opinion of the Fund’s management, meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America. The Fund’s investment strategy combines a disciplined investment process that consists of computer modeling techniques, fundamental analysis and risk management with a social investment process. In selecting stocks, the portfolio manager begins by using computer models to identify and rank stocks within an industry or sector, based on several characteristics, including value, growth and financial profile. Next, based on fundamental analysis, the portfolio manager designates the most attractive of the higher ranked securities as potential purchase candidates, drawing on a variety of sources, including company management and internal as well as Wall Street research. The portfolio manager then evaluates each stock to determine whether the company enhances the quality of life in America by considering its record in the areas of protection and improvement of the environment and the proper use of our natural resources, occupational health and safety, consumer protection and product purity and equal employment opportunity. The portfolio manager then further examines the companies determined to be eligible for purchase, by industry or sector, and selects investments from those companies the portfolio manager considers to be the most attractive based on financial considerations.

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Federated Insurance Series

Federated Managed Tail Risk Fund II (Manager: Federated Global Investment Management Corp.; Sub-Adviser: Federated Investment Management Company).  The investment objective of the Federated Managed Tail Risk Fund II is to seek capital appreciation by maintaining a diversified mix of investment exposure to various asset classes.

Federated High Income Bond Fund II (Manager: Federated Investment Management Company).  The investment objective of the Federated High Income Bond Fund II is to seek high current income.  The Fund pursues its investment objective by investing primarily in a diversified portfolio of high quality, lower-rated corporate bonds (also known as “junk bonds”).

Federated Prime Money Fund II (Manager: Federated Investment Management Company).  The investment objective of the Federated Prime Money Fund II is to provide current income consistent with stability of principal and liquidity.  The Fund invests primarily in a portfolio of high-quality money market securities rated in one of the two highest categories or of comparable quality.

Fidelity® Variable Insurance Products Contrafund® Portfolio

VIP Contrafund® Portfolio – Service Class 2 (Manager: Fidelity Management & Research Company (FMR); Sub-Advisors:  FMR Co., Inc. (FMRC) and other investment advisers serve as sub-advisers for the fund).  The investment objective of the VIP Contrafund® Portfolio is to seek long-term capital appreciation.

Fidelity® Variable Insurance Products

VIP Freedom Income Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR)).  The investment objective of the VIP Freedom Income Portfolio is to seek high total return with a secondary objective of principal preservation.

VIP Freedom 2010 Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR)).  The investment objective of the VIP Freedom 2010 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom 2015 Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR)). The investment objective of the VIP Freedom 2015 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom 2020 Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR)).  The investment objective of the VIP Freedom 2020 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom 2025 Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR)). The investment objective of the VIP Freedom 2025 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom 2030 Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR)).  The investment objective of the VIP Freedom 2030 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom 2035 Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR)).  The investment objective of the VIP Freedom 2035 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

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VIP Freedom 2040 Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR)).  The investment objective of the VIP Freedom 2040 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom 2045 Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR)).  The investment objective of the VIP Freedom 2045 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

VIP Freedom 2050 Portfolio – Service Class 2 (Manager: Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR)).  The investment objective of the VIP Freedom 2050 Portfolio is to seek high total return with a secondary objective of principal preservation as the Fund approaches its target date and beyond.

Franklin Templeton Variable Insurance Products Trust

Franklin Global Real Estate VIP Fund – Class 2 (formerly Franklin Global Real Estate Securities Fund – Class 2) (Manager: Franklin Templeton Institutional, LLC).  The investment goal of the Franklin Global Real Estate Securities Fund is to seek high total return. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of companies located anywhere in the world that operate in the real estate sector.

Franklin Small-Mid Cap Growth VIP Fund – Class 2 (formerly Franklin Small-Mid Cap Growth Securities Fund – Class 2) (Manager: Franklin Advisers, Inc.).  The investment goal of the Franklin Small-Mid Cap Growth Securities Fund is to seek long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of small capitalization and mid capitalization companies.

Templeton Developing Markets VIP Fund – Class 2 (formerly Templeton Developing Markets Securities Fund – Class 2) (Manager: Templeton Asset Management Ltd. (Asset Management)).  The investment goal of the Templeton Developing Markets Securities Fund is to seek long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in emerging market investments.

Templeton Foreign VIP Fund – Class 2 (formerly Templeton Foreign Securities Fund – Class 2) (Manager: Templeton Investment Counsel, LLC).  The investment goal of the Templeton Foreign Securities Fund is to seek long-term capital growth.  Under normal market conditions, the Fund invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.

JPMorgan Insurance Trust

JPMorgan Insurance Trust Mid Cap Value Portfolio – Class 1 Shares (Manager: J.P. Morgan Investment Management Inc.).  The Portfolio seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.  Under normal circumstances, at least 80% of the Portfolio’s Assets will be invested in equity securities of mid cap companies, including common stock and debt securities and preferred stocks both of which are convertible into common stock.  "Assets" means net assets, plus the amount of borrowings for investment purposes.

JPMorgan Insurance Trust Small Cap Core Portfolio – Class 1 Shares (Manager: J.P. Morgan Investment Management Inc.).  The Portfolio seeks capital growth over the long term. Under normal circumstances, the Portfolio invests at least 80% of its Assets in equity securities of small cap companies.  "Assets" means net assets, plus the amount of borrowings for investment purposes.

JPMorgan Insurance Trust U.S. Equity Portfolio – Class 1 Shares (Manager: J.P. Morgan Investment Management Inc.).  The Portfolio seeks to provide high total return from a portfolio of selected equity securities.  Under normal circumstances, the Portfolio invests at least 80% of its Assets in equity securities of U.S. companies.  "Assets" means net assets, plus the amount of borrowings for investment purposes.

MFS® Variable Insurance Trust

MFS® Growth Series – Initial Class Shares (Manager:  Massachusetts Financial Services Company).  The Fund's investment objective is to seek capital appreciation.

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MFS® Research Series – Initial Class Shares (Manager:  Massachusetts Financial Services Company).  The Fund's investment objective is to seek capital appreciation.

MFS® Research Bond Series – Initial Class Shares (Manager:  Massachusetts Financial Services Company). The Fund's investment objective is to seek total return with an emphasis on current income, but also considering capital appreciation.

MFS® Total Return Series – Initial Class Shares (Manager:  Massachusetts Financial Services Company).  The Fund's investment objective is to seek total return.

MFS® Utilities Series – Initial Class Shares (Manager:  Massachusetts Financial Services Company). The Fund's investment objective is to seek total return.

MFS® Variable Insurance Trust II

MFS® Strategic Income Portfolio – Initial Class Shares (formerly known as MFS® Strategic Income Series – Initial Class Shares) (Manager:  Massachusetts Financial Services Company).  The Fund's investment objective is to seek total return with an emphasis on high current income, but also considering capital appreciation.

Northern Lights Variable Trust

TOPS® Managed Risk Balanced ETF Portfolio – Class 2 Shares (Manager:  ValMark Advisers, Inc.; Sub-Adviser Portfolio Manager:  Milliman, Inc.).  The Portfolio seeks to provide income and capital appreciation with less volatility than the fixed income and equity markets as a whole.

TOPS® Managed Risk Growth ETF Portfolio – Class 2 Shares (Manager:  ValMark Advisers, Inc.; Sub-Adviser Portfolio Manager:  Milliman, Inc.). The Portfolio seeks capital appreciation with less volatility than the equity markets as a whole.

TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2 Shares (Manager:  ValMark Advisers, Inc.; Sub-Adviser Portfolio Manager:  Milliman, Inc.).  The Portfolio seeks capital appreciation with less volatility than the equity markets as a whole.

There is no assurance that the Funds will achieve their stated objectives and policies.

See the current prospectus for each Fund that accompanies this Prospectus as well as the current Statement of Additional Information for each Fund.  These important documents contain more detailed information regarding all aspects of the Funds.  Please read the prospectuses for the Funds carefully before making any decision concerning the allocation of Premiums or transfers among the Subaccounts.  There is no assurance that the Federated Prime Money Fund II Subaccount will be able to maintain a stable net asset value per share.  You should know that during extended periods of low interest rates, and partly as a result of insurance charges, the yields of the Federated Prime Money Fund II Subaccount may also become extremely low and possibly negative.

We cannot guarantee that each Fund or Portfolio will always be available for the Contracts, but in the event that a Fund or Portfolio is not available, we will take reasonable steps to secure the availability of a comparable Fund.  Shares of each Portfolio are purchased and redeemed at net asset value, without a sales charge.

We select the Funds offered through this Contract based on several criteria, including asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm.  Another factor we may consider during the selection process is whether the Fund, its adviser, its sub-adviser(s), or an affiliate will make payments to us or our affiliates.  We review the Funds periodically and may remove a Fund or limit its availability to new Premiums and/or transfers of Variable Account Value if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Owners.

We do not provide any investment advice and do not recommend or endorse any particular Fund.  You bear the risk of any decline in the Variable Account Value of your Contract resulting from the performance of the Funds you have chosen.

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We (or our affiliates) may receive payments from a Fund’s investment adviser (or its affiliates).  These payments may be used for any corporate purpose, including payment of expenses that Kansas City Life and/or its affiliates incur in promoting, marketing, and administering the Contracts and, in its role as an intermediary, the Funds.  Kansas City Life and its affiliates may profit from these payments.  These payments may be derived, in whole or in part, from the advisory fee deducted from Fund assets.  Owners, through their indirect investment in the Funds, bear the costs of these advisory fees. (See the Funds’ prospectuses for more information)  This compensation is not reflected in fees and expenses listed in the fee table set forth in each Fund's prospectus.  The amount of this compensation is generally based upon a percentage of the assets of the Fund attributable to the Contracts and other contracts we issue.  These percentages differ and some advisers (or affiliates) may pay us (or our affiliates) more than others.  Currently, these percentages range from 0.15% to 0.25%.

Additionally, an investment adviser or sub-adviser of a Fund or its affiliates may provide Kansas City Life with wholesaling services that assist in the distribution of the Contracts and may pay Kansas City Life and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or sub-adviser (or their affiliate) with increased access to persons involved in the distribution of the Contracts.

Certain Funds have adopted a Distribution Plan under Rule 12b-1 of the 1940 Act.  The Distribution Plan is described in more detail in the underlying Fund’s prospectus.  (See “FEE TABLE – ANNUAL PORTFOLIO OPERATING EXPENSES” and “SALE OF THE CONTRACTS”)  The payments are deducted from assets of the Funds and are paid to our distributor, Sunset Financial Services, Inc. (“Sunset Financial”).  These payments decrease the Fund’s investment return.

We make certain payments to Sunset Financial Services, Inc., principal underwriter for the Contracts.  (See “SALE OF THE CONTRACTS”)

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

Subject to applicable law, we may make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase.  If the shares of a portfolio are no longer available for investment, if further investment in any portfolio should become inappropriate (in our judgment) in view of the purposes of the Variable Account, or for any other reason in our sole discretion, we may redeem the shares, if any, of that portfolio and substitute shares of another registered open-end management investment company.  The substituted Fund may have different fees and expenses.  Substitutions may be made with respect to existing investments or the investment of future Premiums or both.  We will not substitute any shares attributable to a Contract's interest in a Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by applicable law.

Subject to applicable law and any required SEC approval, we may establish new Subaccounts or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant, or for any other reason in our sole discretion.  We will determine on what basis we might make any new Subaccounts available to existing Contract Owners.  Furthermore, we may close Subaccounts to allocation of Premiums or Contract Value, or both, at any time in our sole discretion.

If we make any of these substitutions or changes, we may, by appropriate endorsement, change the Contract to reflect the substitution or change.  If we decide it is in the best interests of Contract Owners (subject to any approvals that may be required under applicable law), we may take the following actions with regard to the Variable Account:

•	operate the Variable Account as a management investment company under the 1940 Act;
•	de-register it under that Act if registration is no longer required; or
•	combine it with other Kansas City Life separate accounts.

VOTING RIGHTS

We are the legal owner of shares held by the Subaccounts and we have the right to vote on all matters submitted to shareholders of the Funds.  As required by law, we will vote shares held in the Subaccounts in accordance with instructions received from Owners with Contract Value in the Subaccounts.  We may be permitted to vote shares of the Funds in our own right if the applicable federal securities laws, regulations or interpretations of those laws or regulations change.

We will solicit voting instructions from you, as required by applicable law or regulation, before any Fund shareholder meeting.  Your number of votes will be calculated separately for each Subaccount of the Variable Account, and may include fractional shares.  The number of votes attributable to a Subaccount will be determined by applying your

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percentage interest, if any, in a particular Subaccount to the total number of votes attributable to that Subaccount.  The number of votes for which you may give instructions will be determined as of the date established by the Fund for determining shareholders eligible to vote.  We will vote shares held by a Subaccount for which we have no instructions and any shares held in our general account in the same proportion as those shares for which we do receive voting instructions.  This means that a small number of Owners may control the outcome of the vote.

If required by state insurance officials, we may disregard voting instructions if such instructions would require us to vote shares in a manner that would:

•	cause a change in sub-classification or investment objectives of one or more of the Portfolios;
•	approve or disapprove an investment advisory agreement; or
•
require changes in the investment advisory contract or investment adviser of one or more of the Portfolios, if we reasonably disapprove of such changes in accordance with applicable federal regulations.

If we ever disregard voting instructions, we will advise you of that action and of the reasons for it in the next semiannual report.  We may also modify the manner in which we calculate the weight to be given to pass-through voting instructions when such a change is necessary to comply with current federal regulations or the current interpretation of them.

CHARGES AND DEDUCTIONS

We may realize a profit on any charges and deductions.  We may use this profit for any purpose, including payment of distribution charges.  Below is a listing and description of the applicable charges and deductions under the Contract.

PREMIUM EXPENSE CHARGE

We deduct a 5% premium expense charge from each Premium.  This charge reimburses us for state and local premium taxes as well as related administrative expenses associated with the Contracts.  We apply Premiums to your Contract net of the premium expense charge.

State premium tax rates vary by state and currently range between 0.5% and 3.5%.  We may be subject to retaliatory tax in some states so that the effective premium tax ranges from 2% to 3.5%.  The premium expense charge that we deduct from each of your Premiums may not necessarily reflect the tax charged in your state, and will be deducted even if we are not subject to a premium or retaliatory tax in your state.

MONTHLY DEDUCTION

We will make Monthly Deductions to collect various charges under your Contract.  We will make these Monthly Deductions on each Monthly Anniversary Day following the Allocation Date.  On the Allocation Date, we will deduct Monthly Deductions for the Contract Date and each Monthly Anniversary that has occurred prior to the Allocation Date.  (See “PREMIUM ALLOCATIONS AND CREDITING”)  The Monthly Deduction consists of:

•	cost of insurance charges;
•	monthly expense charges; and
•	any charges for supplemental and/or rider benefits, as described below.

We deduct the Monthly Deduction pro-rata on the basis of the portion of Contract Value in each Subaccount and/or the Fixed Account.

Cost of Insurance Charge.  This charge compensates us for the expense of providing insurance coverage.  The charge depends on a number of variables and will vary from Contract to Contract and from month to month.  For any Contract, we calculate the cost of insurance on a Monthly Anniversary Day by multiplying the current cost of insurance rate for the Insured by the net amount at risk for that Monthly Anniversary Day.

The cost of insurance rate for a Contract on a Monthly Anniversary Day is based on the Insured's age at issue, sex, and number of completed Contract Years, Specified Amount, risk class, and other factors.  We currently place Insureds in one of the following classes, based on underwriting:

•	Standard Tobacco User
•	Preferred Tobacco User
•	Standard Non-tobacco User

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•	Preferred Non-tobacco User
•	Preferred Elite Non-tobacco User

We may place an Insured in a substandard risk class, which involves a higher mortality risk than the Standard Tobacco User or Standard Non-Tobacco User classes.

The net amount at risk on a Monthly Anniversary Day is the difference between the death benefit (discounted at an interest rate which is the monthly equivalent of 3% per year) and the Contract Value (as calculated on that Monthly Anniversary Day before the cost of insurance charge is deducted).  If you have chosen Coverage Option A or Coverage Option C for your death benefit, the net amount at risk generally will decrease as the Contract Value increases and increase as Contract Value decreases (assuming you do not decrease or increase the Specified Amount).  (See “HOW YOUR CONTRACT VALUES VARY” for an explanation of the factors that affect Contract Value.)  If you have chosen Option B for your death benefit, the net amount at risk generally remains constant.

We guarantee that the cost of insurance rates will not exceed the maximum cost of insurance rates set forth in the Contract.  The guaranteed rates for standard and preferred classes are based on the 2001 Commissioners' Standard Ordinary Mortality Tables, Male or Female, Smoker or Nonsmoker Mortality Rates (“2001 CSO Tables”).  The guaranteed rates for substandard classes are based on multiples of or additives to the 2001 CSO Tables.

Our current cost of insurance rates may be less than the guaranteed rates that are set forth in the Contract.  We will determine current cost of insurance rates based on our expectations as to future mortality experience.  We may change these rates from time to time.

Costs of insurance rates for an Insured in a non-tobacco user standard class are lower than rates for an Insured of the same Age and sex in a tobacco standard class.  Costs of insurance rates for an Insured in a non-tobacco user or tobacco user standard class are lower than guaranteed rates for an Insured of the same Age, sex and tobacco user class in a substandard risk class.

We may make a profit from this charge.  Any profit may be used to finance distribution expenses.

Cost of Insurance Rates for Increases. We will determine the cost of insurance rate for an increase in Specified Amount on each Monthly Anniversary Day.  It is based on the Insured's Age, sex, number of completed Contract Years since the date of the increase in Specified Amount, risk class, and other factors.

We place the Insured in a risk class when we approve the Contract, based on our underwriting of the application.  When you request an increase in Specified Amount, we do additional underwriting before approving the increase (except as noted below) to determine the risk class that will apply to the increase.  If the risk class for the increase has lower cost of insurance rates than the existing risk class, we apply the lower rates to the entire Specified Amount.  If the risk class for the increase has higher cost of insurance rates than the existing class, we apply the higher rates only to the increase in Specified Amount and the existing risk class will continue to apply to the existing Specified Amount.

We do not conduct underwriting for an increase in Specified Amount if you request the increase as part of a conversion from a term contract or on exercising the Option to Increase Specified Amount Rider.  (See “SUPPLEMENTAL AND/OR RIDER BENEFITS”)  In the case of a term conversion, the risk class that applies to the increase is based on the provisions of the term contract.  In the case of an increase under the Option to Increase Specified Amount Rider, the Insured's risk class for an increase is the class in effect on the initial Specified Amount at the time that you elect the increase.

If the Coverage Option is Option A or Option C and if there have been increases in the Specified Amount, the Contract Value will be allocated between the Specified Amount provided under the original application and subsequent increases.  The Contract Value will be allocated first to the Specified Amount provided under the original application with any excess allocated to any increases in the order in which they were made.

Monthly Expense Charge.  The monthly expense charge is part of the Monthly Deduction.  We begin deducting the monthly expense charge from the Contract Value as of the Contract Date.  (See “DETERMINATION OF CONTRACT DATE”)  Thereafter, we deduct a monthly expense charge as of each Monthly Anniversary Day.  The monthly expense charge is made up of two parts:

•	a maintenance charge which is a level monthly charge that applies in all years. This charge is $10 per month and is guaranteed.
•	a per thousand charge which is guaranteed never to exceed $1.36 per thousand of Specified Amount per month.

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The monthly expense charge reimburses us for expenses incurred in the administration of the Contracts and the Variable Account. Even if the guaranteed charges prove to be insufficient, we will not increase the charges above such guaranteed levels and we will incur the loss.

Supplemental and/or Rider Benefit Charges.  These charges are part of the Monthly Deduction and vary by the benefit.

•	Guaranteed Minimum Death Benefit Rider. We do not assess a charge for this rider.
•	Lifetime Guaranteed Minimum Death Benefit. We assess a monthly charge per $1,000 of Specified Amount.
•	Disability Continuance of Insurance. We assess a monthly charge per $1,000 of net amount at risk.
•	Disability Premium Benefit Rider. We assess a monthly charge per $1.00 of rider coverage amount.
•	Accidental Death Benefit. We assess a monthly charge per $1,000 of rider coverage amount.
•	Option to Increase Specified Amount. We assess a monthly charge per $1,000 of rider coverage amount.
•	Spouse's Term Insurance. We assess a monthly charge per $1,000 of rider coverage amount.
•	Children's Term Insurance. We assess a monthly charge per $1,000 of rider coverage amount.
•	Other Insured Term Insurance. We assess a monthly charge per $1,000 of rider coverage amount.
•	Additional Life Insurance Rider. We assess a monthly charge per $1,000 of net amount at risk.
•	Monthly Benefit Rider. We assess a monthly charge per $100 of rider coverage amount.
•
Acceleration of Death Proceeds/Enhanced Living Benefits Rider.  We assess a monthly charge per $1,000 of net amount at risk multiplied by the Benefit Base divided by the Specified Amount of the Contract per month.

•	Accelerated Death Benefit/Living Benefits Rider. We assess a $250 processing fee. We may waive this fee.
•
Accelerated Death Benefit/Terminal Illness Rider.  We assess a $200 processing fee and an interest charge from the accelerated death benefit payment. We currently do not charge the $200 processing fee. We also will deduct a loan repayment amount from the accelerated death benefit payment.

DAILY MORTALITY AND EXPENSE RISK CHARGE

We deduct a daily charge from assets in the Subaccounts attributable to the Contracts.  This charge does not apply to Fixed Account assets.  The charge is at an annual rate of 0.90% of net assets.  The amount of this charge is guaranteed.
The mortality risk we assume is that the Insured may die sooner than anticipated and we have to pay death benefits greater than we anticipated.  The expense risk we assume is that expenses incurred in issuing and administering the Contracts and the Variable Account will exceed the administrative charges we assess.

We may make a profit from this charge.  Any profit may be used to finance distribution expenses.

TRANSFER PROCESSING FEE

The first six transfers during each Contract Year are free.  We will assess a $25 transfer processing fee for each additional transfer.  For the purpose of assessing the fee, we will consider each Written Request for a transfer to be one transfer, regardless of the number of accounts affected by the transfer.  We will deduct the transfer-processing fee from the amount being transferred or from the remaining Contract Value, according to your instructions.

SURRENDER CHARGE

During the first fifteen Contract Years, we will deduct a surrender charge from the Contract Value if the Contract is completely surrendered or lapses.  The surrender charge is based on the Specified Amount at issue.  We calculate this charge by multiplying the surrender charge factor for the applicable Age and sex (as shown in Appendix A) by the surrender charge percentages for the Insured’s issue age (as shown in Appendix B).  We then multiply this amount by the Specified Amount, divided by 1,000 to reach the actual charge.

The total surrender charge will not exceed the maximum surrender charge shown in your Contract.  An additional surrender charge and surrender charge period will apply to each portion of the Contract resulting from a Specified Amount increase, starting with the effective date of the increase.  We credit any surrender charge deducted upon lapse back to the Contract Value upon reinstatement.  The surrender charge on the date of reinstatement will be the same as it was on the date of lapse.  For purposes of determining the surrender charge on any date after reinstatement, the period during which the Contract was lapsed will not count.

Under some circumstances the amount of the surrender charge during the first few Contract Years could result in a Cash Surrender Value of zero.  This will depend upon a number of factors, but is more likely if:

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•	Premiums paid are equal to or only a little higher than the Guaranteed Monthly Premium shown in your Contract; or
•	if investment performance of the Subaccounts is too low.

The surrender charges calculated are applicable at the end of each Contract Year.  After the first Contract Year, we will pro rate the surrender charges between Contract Years.  However, after the end of the 15th Contract Year, there will be no surrender charge.

PARTIAL SURRENDER FEE

We deduct an administrative charge upon a partial surrender.  This charge is the lesser of 2% of the amount surrendered or $25.  We will deduct this charge from the Contract Value in addition to the amount requested to be surrendered and it will be considered as part of the partial surrender amount.

NET LOAN INTEREST CHARGE

A net loan interest charge is assessed by crediting a lower rate on amounts held in the Loan Account as collateral than the rate charged on the Loan Balance.  The maximum amount of interest we charge on a loan is 5% annually of the Loan Balance.  The net loan interest charge is the difference between the amount charged on any Loan Balance and the amount credited to the Loan Account (3% annually).  Preferred loans are available beginning in the eleventh Contract Year.  We credit 5% annually to amounts held in the Loan Account as collateral for a preferred loan.  Therefore, there is no net loan interest charge for a preferred loan.

FUND EXPENSES

The Funds deduct investment advisory fees and other expenses.  The value of the net assets of each Subaccount already reflects the investment advisory fees and other expenses incurred by the corresponding Portfolio in which the Subaccount invests.  This means that these charges are deducted before we calculate Subaccount Values.  These charges are not directly deducted from your Contract Value.  See the prospectuses for the Funds.

THE CONTRACT

PURCHASING A CONTRACT

The terms of certain features of the Contracts issued in your state may differ from those described in this Prospectus.  The most common differences include the chronic condition trigger that is part of the acceleration of death proceeds/enhanced living benefits rider, and under payments or over payments due to misstatement of Age or sex.  These variations and others are described in the Prospectus and Statement of Additional Information.  In addition, optional riders may not be available in all states.  Your registered representative may also provide you with additional information about state variations.

WHO SHOULD PURCHASE A CONTRACT

The Contract is designed to provide long-term insurance benefits and may also provide long-term accumulation of value.  You should evaluate the Contract in conjunction with other insurance policies that you own and you should consider your insurance needs and the Contract's long-term investment potential.  It may not be an advantage to you to replace existing insurance coverage with this Contract.  You should carefully consider replacement especially if the decision to replace existing coverage is based solely on a comparison of illustrations.

APPLYING FOR A CONTRACT

To purchase a Contract, you must complete an application and submit it through an authorized registered representative.  If you are eligible for temporary life insurance coverage, a temporary insurance agreement (“TIA”) should also accompany the application.  As long as the initial Premium accompanies the TIA, the TIA provides insurance coverage from the date we receive the required Premium at our Home Office to the date we approve your application.  In accordance with our underwriting rules, temporary life insurance coverage may not exceed $500,000.  The TIA may not be in effect for more than 60 days.  At the end of the 60 days, the TIA coverage terminates and we will return the initial Premium to the applicant.

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For coverage under the TIA, you must pay an initial Premium that is at least equal to two Guaranteed Monthly Premiums.  We require only one Guaranteed Monthly Premium for Contracts when Premiums will be made under a pre-authorized check payment plan or combined billing arrangement.  (See “PREMIUMS”)

We require satisfactory evidence of the proposed Insured's insurability, which may include a medical examination.  The currently available issue ages are 0 through 80 on a standard non-tobacco user basis, 0 through 80 on a preferred non-tobacco user basis, 15 through 80 on a preferred elite non-tobacco user basis, 15 through 80 on a standard tobacco user basis, and 15 through 80 on a preferred tobacco user basis.  (Tobacco user refers to use of tobacco products in any form during the time period as defined in our underwriting guidelines.)  We reserve the right to issue above age 80.  Age is determined on the Contract Date based on the Insured's Age nearest birthday.  The minimum Specified Amount is $100,000 for issue ages below 50 and $50,000 for issue ages 50 and above.  Acceptance of an application depends on our underwriting rules.  We have the right to reject any application.

While the Insured is living, the Owner may name a contingent Owner or a new Owner by Written Notice.  If a contingent Owner has not been named, ownership of the Contract passes to the estate of the last Owner to die.  The Owner may also be changed prior to the Insured's death by Written Notice satisfactory to us.  A change in Owner may have tax consequences.  (See “TAX CONSIDERATIONS”)

OWNERSHIP

The Insured is the Owner unless otherwise provided in the application.  As Owner, you may exercise every right provided by your contract.  These rights and privileges end at the Insured’s death.

The consent of the Beneficiary is required to exercise these rights if you have not reserved the right to change the Beneficiary.

CHANGE OF OWNERSHIP

You may change the ownership of this Contract while the Insured is alive by giving Written Notice to us.  The change will be effective on the date your Written Notice was signed, but will have no effect on any payment made or other action taken by us before we receive it at our Home Office.  We may require that the Contract be submitted for endorsement to show the change.

Certain federal income tax consequences may apply to a change of ownership.  You should consult with your tax advisor before requesting any changes of ownership.

DETERMINATION OF CONTRACT DATE

In general, when applications are submitted with the required Premium, the Contract Date will be the same as that of the TIA.  For Contracts where the required Premium Payment is not accepted at the time of application or Contracts where values are applied to the new Contract from another contract, the Contract Date will be the approval date plus up to seven days.  There are several exceptions to these rules described below.

Contract Date Calculated to be 29th, 30th or 31st of Month

No Contracts will be given a Contract Date of the 29th, 30th or 31st of the month.  When values are applied to the new Contract from another contract and the Contract Date would be calculated to be one of these dates, the Contract Date will be the 28th of the month.  In all other situations in which the Contract Date would be calculated to be the 29th, 30th or 31st of the month, the Contract Date will be the 1st of the next month.

Pre-Authorized Check Payment Plan (PAC) or Combined Billing (CB)--Premium with Application

If you request PAC or CB and provide the initial Premium with the application, the Contract Date will be the date of approval.  Combined Billing is a billing where multiple Kansas City Life contracts are billed together.

Government Allotment (GA) and Federal Allotment (FA)

If you request GA or FA on the application and provide an initial Premium with the application, the Contract Date will be the date of approval.  If you request GA or FA and we do not receive the required initial Premium, the Contract Date will be the date we receive a full monthly allotment.

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Conversions

If you convert a Kansas City Life term insurance product to a new Contract, the Contract Date will be the date up to which the Premiums for the previous contract are paid.  If you are converting more than one term policy, the Contract Date will be determined by the contract with the earliest date to which Premiums are paid.

The Contract Date is determined by these guidelines except you may be permitted by state insurance law to backdate the Contract to preserve insurance Age (and receive a lower cost of insurance rate).  In no case may the Contract Date be more than six months prior to the date the application was completed.  We will charge Monthly Deductions from the Contract Date.

If coverage under an existing Kansas City Life insurance contract is being replaced, that contract will be terminated and values will be transferred on the date when you have met all underwriting and other requirements and we have approved your application.  We will deduct Contract charges as of the Contract Date.

REPLACEMENT OF EXISTING INSURANCE

It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance or annuity contracts in connection with the purchase of a Contract.  You should replace your existing insurance only when you determine that the Contract is better for you.  The charges and benefits of your existing insurance may be different from a Contract purchased from us.  You may have to pay a surrender charge on your existing insurance, and the Contract will impose a new surrender charge period.

You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free.  If you surrender your existing contract for cash and then buy the Contract, you may have to pay a tax, including possibly a penalty tax, on the surrender.  Also, because we will not issue the Contract until we have received an initial Premium from your existing insurance company, the issuance of the Contract may be delayed.

FREE LOOK RIGHT TO CANCEL CONTRACT

You may cancel your Contract for a refund during your “free-look” period.  You may also cancel an increase in Specified Amount that you have requested during the "free-look" period for the increase.  The free look period expires on the latest of:

•	10 days after you receive your Contract or, for an increase in Specified Amount, your adjusted Contract;
•	45 days after your application for the Contract or the increase in Specified Amount is signed; or
•	10 days after we mail or deliver a cancellation notice.

If you decide to cancel the Contract or an increase in Specified Amount, you must return the Contract to the Home Office or to the authorized registered representative who sold it.  Immediately after mailing or delivery within the “free-look” period, the Contract or the increase will be deemed void from the beginning.  If you cancel the Contract, we will refund the greater of Premiums paid or Contract Value within seven calendar days after we receive the returned Contract.  (This means that the amount we refund will not reflect losses resulting from Subaccount performance.)  If you cancel an increase in the Specified Amount, we will return any charges attributable to the increase to your Contract Value.

For California Owners Age 60 and over, this Contract may be returned within 30 days from the date you received it.  During that 30-day period, your money will be placed in the Federated Prime Money Fund II Subaccount, unless you direct that the Premium be invested in any of the other Subaccounts underlying the Contract during the 30-day period.  If you do not direct that the Premium be invested in any of the Subaccounts other than the Federated Prime Money Fund II Subaccount, and if you return the Contract within the 30-day period, you will be entitled to a refund of the Premium and Contract fees.  If you direct that the Premium be invested in any of the Subaccounts other than the Federated Prime Money Fund II Subaccount during the 30-day period, and if you return the Contract during that period, you will be entitled to a refund of the Contract Value on the day the Contract is received by Kansas City Life Insurance Company or the registered representative who sold you the Contract, which could be less than the Premium you paid for the Contract.  A return of the Contract after 30 days may result in a substantial penalty, known as a surrender charge.

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ALLOCATIONS AND TRANSFERS

PREMIUM ALLOCATIONS AND CREDITING

In the Contract application, you select how we will allocate Premiums (less premium expense charges) among the Subaccounts and the Fixed Account.  The sum of your allocations must equal 100%.  We may limit the number of Subaccounts to which you allocate Premiums (not applicable to Texas Contracts).  We will never limit the number to less than 15.  You may change the allocation percentages at any time by sending Written Notice.  You may make changes in your allocation by telephone, facsimile or electronic mail if you have provided proper authorization.  (See “TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS”)  The change will apply to the Premiums received with or after receipt of your notice.

On the Allocation Date, we will allocate the initial Premium to the Federated Prime Money Fund II Subaccount.  If we receive any additional Premiums before the Reallocation Date, we will also allocate these Premiums to the Federated Prime Money Fund II Subaccount.

On the Reallocation Date we will allocate the amount in the Federated Prime Money Fund II Subaccount as directed in your application.

We will credit Premiums received on or after the Reallocation Date as directed by you.  The Premiums will be invested within the Valuation Period during which we receive them at our Home Office unless we require additional underwriting.  Premiums received at our Home Office before the New York Stock Exchange closes for normal trading are priced using the Subaccount Accumulation Unit value determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time).  If we receive a Premium Payment after the New York Stock Exchange closes for normal trading, we will process the order using the Accumulation Unit value determined at the close of the next regular session of the New York Stock Exchange.  We will credit amounts to the Subaccounts only on a Valuation Day, that is, on a date the New York Stock Exchange is open for trading.
We will not credit Premiums requiring additional underwriting until we have completed underwriting and accept the Premium.  If we reject the additional Premium Payment, we will return the Premium Payment promptly, without any adjustment for investment experience.

We may be delayed in processing your Contract application and/or Premiums due to submission delays by your registered representative.  We will not apply any Premium until we have received the Contract application and/or Premium from your registered representative.

TRANSFER PRIVILEGE

After the Reallocation Date, you may transfer amounts among the Subaccounts and the Fixed Account, subject to the following restrictions:

•	the minimum transfer amount is the lesser of $250 or the entire amount in that Subaccount or the Fixed Account;
•	we will treat a transfer request that reduces the amount in a Subaccount or the Fixed Account below $250 as a transfer request for the entire amount in that Subaccount or the Fixed Account;
•	we allow only one transfer each Contract Year from the Fixed Account;
•
the amount transferred from the Fixed Account may not exceed the greatest of:  25% of the unloaned Fixed Account Value in the Fixed Account on the date of transfer (unless the balance after the transfer is less than $250 in which case we will transfer the entire amount), or the amount transferred out of the Fixed Account in the prior year, or $2,000 (or the unloaned Fixed Account Value, if less).

•	we may, where permitted, suspend or modify this transfer privilege at any time with notice to you.

There is no limit on the number of transfers you can make between the Subaccounts or to the Fixed Account.  The first six transfers during each Contract Year are free.  After the first six transfers, we will assess a $25 transfer processing fee.  Unused free transfers do not carry over to the next Contract Year.  For the purpose of assessing the fee, we consider each Written Notice or telephone, facsimile, or electronic mail request to be one transfer, regardless of the number of Subaccounts or the Fixed Account affected by that transfer.  We will deduct the processing fee from the remaining Contract Value.

We will make the transfer on the Valuation Day that we receive Written Notice requesting the transfer.  You may also make transfers by telephone, facsimile and electronic mail if you have provided proper authorization, unless, in accordance with our policies and procedures regarding frequent transfers among Subaccounts, we require you to provide

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us with a Written Request for transfers. (See "TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS")  Transfer requests made in writing, by facsimile, or by electronic mail must be received, and transfer requests made by telephone must be completed, before 3:00 p.m. Central Time to receive same day pricing of the transaction.  Transfer requests received (or completed) before the New York Stock Exchange closes for normal trading are priced using the Accumulation Unit value determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time).  If we receive a transfer request after the New York Stock Exchange closes for normal trading, we will process the order using the Accumulation Unit value determined at the close of the next regular business session of the New York Stock Exchange.

Frequent Transfers Among Subaccounts.  Frequent requests from Owners to transfer Contract Value between Subaccounts may dilute the value of a Portfolio's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by a Portfolio and the reflection of that change in the Portfolio's share price.  Frequent transfers may also increase brokerage and administrative costs of the Portfolios, and may interfere with the efficient management of a Portfolio, requiring it to maintain a high cash position and possibly result in lost investment opportunities and forced liquidations.  Accordingly, frequent transfers may adversely affect the long-term performance of the Portfolios, which, in turn, may adversely affect other Owners and persons with interests under the Contracts (e.g., Beneficiaries).

We have policies and procedures that attempt to detect and deter frequent transfer activity among Subaccounts.  Our procedures for detecting frequent transfer activity involve examining the number of transfers made by an Owner within given periods of time.  Currently, we monitor for 12 or more transfers in a Contract within a calendar year.  For purposes of applying the parameters used to detect frequent transfer activity, we will aggregate transfers made on the same Valuation Day under multiple contracts owned by the same Owner.  However, we do not aggregate transfers made pursuant to the Dollar Cost Averaging Plan and the Portfolio Rebalancing Plan.

If transfer activity violates our established parameters for detecting frequent transfers, we review those transfers to determine if, in our judgment, the transfers are potentially harmful frequent transfer activity.  If, in our sole opinion, a pattern of excessive transfers develops or a transfer is not in the best interests of one or more Owners, we either will suspend the transfer privilege or will apply limitations or modifications to transfers to or from one or more of the Subaccounts.  We will communicate to Owners in writing any suspension or limitation or modification of the transfer privilege.  Our policies and procedures specify the following as limitations that will be applied to deter excessive transfers:

•	the requirement of a minimum time period between each transfer;
•	not accepting a transfer request from a third party acting under authorization on behalf of more than one Owner;
•	limiting the dollar amount that may be transferred between the Subaccounts by an Owner at any one time;
•	implementing and administering redemption fees imposed by one or more of the Funds in the future; and
•	requiring that a Written Request, signed by the Owner, be provided to us at our Home Office.

The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, including our judgment as to what parameters to use to detect potentially harmful frequent transfer activity and what particular limitation of the five possible limitations described above to apply to deter excessive transfers when a particular instance of potentially harmful transfer activity is detected.  Our ability to detect and apply specific limitations to such transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by Owners to avoid such detection.  However, we may vary our procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others.  There is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Contracts.

In our sole discretion, we may at any time and without prior notice revise any procedures we follow as necessary:  to better detect and deter frequent, large, or short-term transfers that may adversely affect Owners and other persons with interests under the Contracts; to comply with state or federal regulatory requirements; or to impose additional or alternate restrictions (such as percentage limits on transfers) on Owners engaging in frequent transfer activity among the Subaccounts.  We also may not process a transfer request if the Subaccount affected by the transfer is unable to purchase or redeem shares of its corresponding Fund Portfolio because of actions taken or limitations imposed by the Fund.

The Funds with Portfolios available as investment options under the Contract may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares.  The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other Funds and the policies and procedures we have adopted to discourage frequent transfers among Subaccounts.  You should read the prospectuses of the Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.  You should be aware that we have entered into a written agreement, as

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required by SEC regulation, with each Fund or its principal underwriter that obligates us (1) to provide the Fund promptly upon request certain information about the trading activity of individual Owners, and (2) to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent trading policies established by the Fund.

Owners and other persons with interests under the Contracts also should be aware that the purchase and redemption orders received by the Funds generally are “omnibus” orders from other insurance companies or from intermediaries such as retirement plans.  The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts.  The omnibus nature of these orders may limit a Fund's ability to apply its respective frequent trading policies and procedures.  We cannot guarantee that the Funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the Funds.

In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time.  We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of Portfolio shares as a result of a Fund's own policies and procedures on frequent purchase and redemption of Fund shares (even if an entire omnibus order is rejected because of frequent transfer activity of a single Owner).  You should read the Fund prospectuses for more details.

DOLLAR COST AVERAGING PLAN

The Dollar Cost Averaging Plan is an optional feature available with the Contract.  If elected, it enables you to automatically transfer amounts from the Federated Prime Money Fund II Subaccount to other Subaccounts.  The goal of the Dollar Cost Averaging Plan is to make you less susceptible to market fluctuations by allocating on a regularly scheduled basis instead of allocating the total amount all at one time.  We cannot guarantee that the Dollar Cost Averaging Plan will result in a gain.  We do not impose a charge for participation in this plan.

Transfers under this plan occur on a monthly basis for a period you choose, ranging from 3 to 36 months.  To participate in the plan you must transfer at least $250 from the Federated Prime Money Fund II Subaccount each month.  You may allocate the required amounts to the Federated Prime Money Fund II Subaccount through initial or subsequent Premiums or by transferring amounts into the Federated Prime Money Fund II Subaccount from the other Subaccounts or from the Fixed Account.  Restrictions apply to transfers from the Fixed Account.

You may elect this plan at the time of application by completing the authorization.  You may also elect it at any time after the Contract is issued by completing the election form.  You may make changes in dollar cost averaging by telephone, facsimile or electronic mail if you have provided proper authorization.

Dollar cost averaging transfers will start on the next Monthly Anniversary Day on or following the Reallocation Date or the date you request.  Once elected, we will process transfers from the Federated Prime Money Fund II monthly until:

•	we have completed the designated number of transfers;
•	the value of the Federated Prime Money Fund II Subaccount is completely depleted; or
•	you send Written Notice instructing us to cancel the monthly transfers.

Transfers made under the Dollar Cost Averaging Plan will not count toward the six free transfers allowed each Contract Year.  We may cancel this feature at any time with notice to you.

PORTFOLIO REBALANCING PLAN

The Portfolio Rebalancing Plan is an optional feature available with the Contract.  Under this plan we will redistribute the accumulated balance of each Subaccount to equal a specified percentage of the Variable Account Value.  We will do this on a quarterly basis at three-month intervals from the Monthly Anniversary Day on which portfolio rebalancing begins.  We do not impose a charge for participation in this plan.

The purpose of the Portfolio Rebalancing Plan is to automatically diversify your portfolio mix.  This plan automatically adjusts your Portfolio mix to be consistent with your current allocation instructions.  If you make a change to your Premium allocation, we will also automatically change the allocation used for portfolio rebalancing to be consistent with the new Premium allocation unless you instruct us otherwise.

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The redistribution occurring under this plan will not count toward the six free transfers permitted each Contract Year.  If you also have elected the Dollar Cost Averaging Plan and it has not been completed, the Portfolio Rebalancing Plan will start on the Monthly Anniversary Day after the Dollar Cost Averaging Plan ends.

You may elect this plan at the time of application by completing the authorization on the application.  You may also elect it after the Contract is issued by completing the election form.  You may make changes in portfolio rebalancing by telephone if you have provided proper authorization.  Portfolio rebalancing will terminate when:

•	you request any transfer unless you authorize a change in allocation at that time; or
•	the day we receive Written Notice instructing us to cancel the plan.

If the Contract Value is negative at the time portfolio rebalancing is scheduled, we will not complete the redistribution.  We may cancel the Portfolio Rebalancing Plan at any time with notice to you.

CHANGES IN THE CONTRACT OR BENEFITS

Upon notice to you, we may modify the Contract.  We can only do so if such modification is necessary to:

•	make the Contract or the Variable Account comply with any applicable law or regulation issued by a governmental agency to which we are subject,
•	assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to variable life contracts,
•	reflect a change in the operation of the Variable Account; or
•	provide additional Variable Account and/or fixed accumulation options.

We have the right to modify the Contract as necessary to attempt to prevent you from being considered the owner of the assets of the Variable Account.  In the event of any such modification, we will issue an appropriate endorsement to the Contract, if required.  We will exercise these changes in accordance with applicable law, including approval of Contract Owners if required.

SUPPLEMENTAL AND/OR RIDER BENEFITS

The following supplemental and/or rider benefits are available and may be added to your Contract.  We will deduct monthly charges for these benefits and/or riders from your Contract Value as part of the Monthly Deduction.  All of these riders may not be available in all states.

The death benefit options provide protection in the event of a market downturn.   However, there are additional costs associated with certain of the supplemental and/or rider benefits that supplement the death benefit options.  Those costs can limit the Contract’s participation in rising equity markets.  Please consult your financial professional.

Guaranteed Minimum Death Benefit Rider (GMDB)

Issue ages:  0-59

There is no charge for this rider but it must be requested at issue of the Contract and is not available with Coverage Option C.

This rider guarantees the payment of the Death Proceeds at the death of the Insured, regardless of the investment performance of the Subaccounts.  In order for this guarantee to apply, this rider must still be in effect and the cumulative Guaranteed Minimum Death Benefit Rider Premium requirement must be met.

The Guaranteed Minimum Death Benefit Premium is the monthly Premium level which guarantees that the Guaranteed Minimum Death Benefit Rider will remain in effect.  The cumulative Guaranteed Minimum Death Benefit Rider Premium requirement must be met for this guarantee to remain in effect.  This requirement is met if the cumulative paid Premiums equal or exceed the cumulative Guaranteed Minimum Death Benefit Rider Premium requirement plus any Loan Balance on each Monthly Anniversary Day.  The cumulative paid Premium is an amount equal to Premiums paid less partial surrenders, each accumulated at the rate of 5%, to the date the cumulative Guaranteed Minimum Death Benefit Rider Premium requirement is tested.

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This benefit will only guarantee that the Contract death benefit will remain in force.  This benefit does not guarantee that any other rider benefits will remain in force.  All other Contract riders terminate at the point the Contract would have terminated in the absence of this Guaranteed Minimum Death Benefit Rider.

If the Contract includes any riders and the Cash Surrender Value is less than or equal to zero after the Guaranteed Payment Period, you have the following options:

•	terminate any other riders attached to this Contract and keep the death benefit in force under the terms of this Guaranteed Minimum Death Benefit Rider; or
•	pay sufficient Premiums to obtain a positive Cash Surrender Value to avoid lapse of the Contract and any riders.

If one of the above options is not selected, we will terminate your Contract and all riders.

If the cumulative Guaranteed Minimum Death Benefit Rider Premium requirement is not met, the rider will be in default.  We will send you notice of the Premium required to maintain the rider.  We will provide a notice period of 61 days to pay the Premium and maintain the rider.  The period begins on the date that we mail the notice.  The Premium in default will be the amount by which the cumulative Guaranteed Minimum Death Benefit Rider Premium requirement plus any Loan Balance is greater that the cumulative paid Premium.  If the cumulative Guaranteed Minimum Death Benefit Rider Premium requirement is not met and is not paid by the end of the notice period, this rider will terminate.

You may apply to have this rider reinstated within two years of termination of such rider while the Contract is in force.  Reinstatement requires:

•	a Written Request to reinstate the rider;
•	evidence of insurability satisfactory to us, unless reinstatement is requested within one year after the beginning of the notice period; and
•	payment of the amount by which the cumulative Guaranteed Minimum Death Benefit Rider Premium plus any Loan Balance exceeds the cumulative paid Premiums on the date of reinstatement.

We have the right to deny reinstatement of the rider more than once during the life of the Contract.

This benefit terminates on the earliest of:

•	the date the Contract terminates for any reason;
•	the date you cancel this rider;
•	the Insured’s Age 65; or
•	when the cumulative Guaranteed Minimum Death Benefit Rider Premium requirement is not met subject to the notice period.

You may cancel this rider at any time.  The cancellation will be effective on the Monthly Anniversary Day on or next following the date we receive your Written Request.  We may require that the Contract be submitted for endorsement to show the cancellation.

Lifetime Guaranteed Minimum Death Benefit Rider (LGM)

Issue ages:  Same as the Contract

This rider must be requested at issue of the Contract and is not available with Coverage Option C.

This rider guarantees the payment of the Death Proceeds at the death of the Insured, regardless of the investment performance of the Subaccounts.  In order for this guarantee to apply, this rider must still be in effect and the cumulative Lifetime Guaranteed Minimum Death Benefit Rider Premium requirement must be met.

The Lifetime Guaranteed Minimum Death Benefit Premium is the monthly Premium level which guarantees that the Lifetime Guaranteed Minimum Death Benefit Rider will remain in effect.  The cumulative Lifetime Guaranteed Minimum Death Benefit Rider Premium requirement must be met for this guarantee to remain in effect.  This requirement is met if the cumulative paid Premiums equal or exceed the cumulative Lifetime Guaranteed Minimum Death Benefit Rider Premium requirement plus any Loan Balance on each Monthly Anniversary Day.  The cumulative paid Premium is an amount equal to Premiums paid less partial surrenders, each accumulated at the rate of 5%, to the date the cumulative Lifetime Guaranteed Minimum Death Benefit Rider Premium requirement is tested.

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This benefit will only guarantee that the Contract death benefit will remain in force.  This benefit does not guarantee that any other rider benefits will remain in force.  All other Contract riders terminate at the point the Contract would have terminated in the absence of this Lifetime Guaranteed Minimum Death Benefit Rider.

If the Contract includes any riders and the Cash Surrender Value is less than or equal to zero after the Guaranteed Payment Period, you have the following options:

•	terminate any other riders attached to this Contract and keep the death benefit in force under the terms of this Lifetime Guaranteed Minimum Death Benefit Rider; or
•	pay sufficient Premiums to obtain a positive Cash Surrender Value to avoid lapse of the Contract and any riders.

If one of the above options is not selected, we will terminate your Contract and all riders.
If the cumulative Lifetime Guaranteed Minimum Death Benefit Rider Premium requirement is not met, the rider will be in default.  We will send you notice of the Premium required to maintain the rider.  We will provide a notice period of 61 days to pay the Premium and maintain the rider.  The period begins on the date that we mail the notice.  The Premium in default will be the amount by which the cumulative Lifetime Guaranteed Minimum Death Benefit Rider Premium requirement plus any Loan Balance is greater that the cumulative paid Premium.  If the cumulative Lifetime Guaranteed Minimum Death Benefit Rider Premium requirement is not met and is not paid by the end of the notice period, this rider will terminate.

You may apply to have this rider reinstated within two years of termination of such rider while the Contract is in force.  Reinstatement requires:

•	a Written Request to reinstate the rider;
•	evidence of insurability satisfactory to us, unless reinstatement is requested within one year after the beginning of the notice period; and
•	payment of the amount by which the cumulative Lifetime Guaranteed Minimum Death Benefit Rider Premium plus any Loan Balance exceeds the cumulative paid Premiums on the date of reinstatement.

We have the right to deny reinstatement of the rider more than once during the life of the Contract.

This benefit terminates on the earliest of:

•	the date the Contract terminates for any reason;
•	the date you cancel this rider; or
•	when the cumulative Lifetime Guaranteed Minimum Death Benefit Rider Premium requirement is not met subject to the notice period.

You may cancel this rider at any time.  The cancellation will be effective on the Monthly Anniversary Day on or next following the date we receive your Written Request.  We may require that the Contract be submitted for endorsement to show the cancellation.

Disability Continuance of Insurance (DCOI)

Issue ages: 15-55, renewal through Age 59

This rider covers the Contract's Monthly Deductions during the period of total disability of the Insured.  DCOI benefits become payable after the Insured's total disability exists for six consecutive months and total disability occurs before Age 60.  Benefits under this rider continue until the Insured is no longer totally disabled.

Disability Premium Benefit Rider (DPB)

Issue ages:  15-55, renewal through Age 59

This rider provides for the payment of the disability Premium benefit amount as Premium to the Contract during a period of total disability of the Insured.  The DPB benefit amount is a monthly amount that you request.  DPB benefits become payable after the Insured’s total disability exists for six consecutive months and total disability occurs before Age 60.  Benefits under this rider continue until the Insured is no longer totally disabled.

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Accidental Death Benefit (ADB)

Issue ages:  5-60

This rider provides for the payment of an additional amount of insurance in the event of accidental death.  The rider terminates when the Insured attains Age 70.

Option to Increase Specified Amount (Assured Insurability - AI)

Issue ages:  0-38

This rider allows the Specified Amount of the Contract to increase by the option amount or less, without evidence of insurability on the Insured.  These increases may occur on regular option dates or alternate option dates.  See the rider contract for the specific dates.  Increasing the Contract’s Specified Amount may have tax consequences.  You should consult a tax adviser before doing so.

Spouse's Term Insurance (STI)

Issue ages:  15-50 (Spouse's age)

This rider provides decreasing term insurance on the Insured's spouse.  The amount of insurance coverage is expressed in units and a maximum number of five units may be purchased.  The amount of insurance per unit of coverage is based on the Insured Spouse's attained Age.  A table specifying the amount of insurance per unit of coverage is in the rider contract.

Children's Term Insurance (CTI)

Issue ages:  14 Days - 17 Years (Children's ages)

This rider provides level term insurance on each Insured Child.  This term insurance continues until the Contract Anniversary on which the Insured Child's attained Age is 25.  The rider expires on the Contract Anniversary on which the Insured is Age 65.

Other Insured Term Insurance (OI)

Issue ages:  0-65 (Other Insured's age)

This rider provides level yearly renewable term coverage on the Insured, the Insured's spouse, and/or children.  The term insurance provided by this rider can be converted to a permanent contract at any time the rider is in force without evidence of insurability.

Additional Life Insurance Rider (ALI)

Issue ages:  0-75

This rider provides level yearly renewable term coverage on the Insured, which counts towards the death benefit corridor.  The minimum issue limit is $25,000.  The maximum term insurance coverage, including Other Insured coverage on the primary Insured, is five times the Specified Amount.  If the Contract has Accidental Death Benefit coverage, it is also available on this rider.

Monthly Benefit Rider (MBR)

Issue ages: 20-55

This rider pays a monthly benefit at the death of the Insured.  The monthly benefit is in addition to the death benefit payable under the base Contract.  The Monthly Benefit Amount increases annually by 3% while the Insured is alive (although a level benefit amount option is available).  At death, the benefit amount then in force is frozen and is payable each month until the point in time specified in the Contract.  The coverage expires at the date shown in the Contract.

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Accelerated Death Benefit/Living Benefits Rider (LBR)

Issue ages:  No restrictions

This rider provides you with the opportunity to receive an accelerated payment of all or part of the Contract’s death benefit (adjusted to reflect present value and a processing fee).  The rider provides two accelerated payment options:

Terminal Illness Option.  This option will be available if the Insured is diagnosed as terminally ill with a life expectancy of 12 months or less.  When satisfactory evidence is provided, which includes a certification by a licensed physician, we will provide an accelerated payment of the portion of the death benefit you select as an accelerated death benefit.  For each $1,000 of benefit base, the monthly payment will be at least $85.21, which assumes annual interest of 5%.  You may elect to receive monthly payments or a single lump sum payment of equivalent value.  If the Insured dies before we have made all the payments, we will pay the Beneficiary in one sum the present value of the remaining payments, calculated at the interest rate we used to determine those payments.

Nursing Home Option.  This option will be available if:

•	the Insured is receiving care in an eligible nursing home and has received such care continuously for the preceding six months; and
•	we receive certification by a licensed physician that the Insured is expected to remain in the nursing home until death.

An eligible nursing home is an institution or special nursing unit of a hospital which meets at least one of the following requirements:

•	Medicare approved as a provider of skilled nursing care services;
•	licensed as a skilled nursing home or as an intermediate care facility by the state in which it is located; or
•	meets all the requirements listed below:
•	licensed as a nursing home by the state in which it is located;
•	main function is to provide skilled, intermediate, or custodial nursing care;
•	engaged in providing continuous room and board accommodations to 3 or more persons;
•	under the supervision of a registered nurse (RN) or licensed practical nurse (LPN);
•	maintains a daily medical record of each patient; and
•	maintains control and records for all medications dispensed.

Institutions which primarily provide residential facilities do not qualify as eligible nursing homes.

For each $1,000 of benefit base, the monthly payment will be at least the minimum amount shown in the table below:

Attained Age of Insured	Payment Period In Years	Minimum Monthly Payment for each $1,000 of Benefit Base
64 and under	10	$10.50
65-67	8	$12.56
68-70	7	$14.02
71-73	6	$15.99
74-77	5	$18.74
78 – 81	4	$22.89
82 – 86	3	$29.80
87 and over	2	$43.64

With our consent, you may elect a longer payment period than shown in the table.  If you do, we will reduce the monthly payments so that the present value of the monthly payments for the longer period is equal to the present value of the payments for the period shown in the table, calculated at an annual interest rate of at least 5%.  We reserve the right to set a maximum monthly benefit of $5,000.  If you do not wish to receive monthly payments, you may elect to receive a single sum of equivalent value.

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Available Proceeds.  The available Death Proceeds is the amount of Proceeds available to be paid out under this rider.  That amount is equal to the Death Proceeds payable under the Contract at the death of the Insured, adjusted for any Contract indebtedness.  The amount excludes any term insurance from supplementary benefits or riders.  You may elect to use all or part of your available Death Proceeds under this rider, so long as the remaining available Proceeds under your Contract equal at least $25,000.  We reserve the right to limit the amount of available Death Proceeds you place under this rider to $50,000.

We use the amount of available Proceeds you elect to place under this rider to determine the benefit base.  The benefit base is the value we use to calculate the monthly benefit payable.  We will adjust the benefit base to account for a reduced life expectancy that recognizes the Insured’s eligibility for the benefit.  In addition, we will consider, when applicable: (i) expected future Premiums; (ii) continued reduction in guaranteed charges; (iii) continued payment of any excess interest credited on values; and (iv) an expense charge of up to $250 for payment of the accelerated death benefit proceeds (we may waive this charge).  The benefit base for monthly payments under the rider will at least equal the Cash Surrender Value of the Contract multiplied by the percentage of available Proceeds placed under the option of the Accelerated Death Benefit/Living Benefits Rider you elect.

Effect on your Contract.  If you use only a portion of your available Proceeds under the rider, your Contract will remain in force.  We will reduce Premiums, values, and the amount of insurance in the same proportion as the reduction in available Proceeds.  Term insurance amounts provided by the supplement benefits or riders will not be affected.

If you use all of your available Proceeds under this rider, all other benefits under the Contract based on the Insured’s life will end.

Conditions.  Your right to receive payment under the terminal illness option or the nursing home option is conditioned on the following:

•      your Contract must be in force and not have entered the Contract's Grace Period;
•      you must elect this option in writing in a form that meets our requirements;
•      your Contract cannot be assigned except to us as security for a loan; and
•      we may require you to send us the Contract.

You are not eligible for this benefit if you are required by law to exercise this option (i) to satisfy the claims of creditors, whether in bankruptcy or otherwise, or (ii) to apply for, obtain, or retain a government benefit or entitlement.

Termination.  This rider terminates the earliest of:

•      the date the Contract terminates for any reason;
•      the date you cancel this rider; or
•      the date you exercise a Paid-up Insurance benefit option, if any, in the Contract.

You may elect either the Accelerated Death Benefit/Living Benefits Rider or the Acceleration of Death Proceeds/Enhanced Living Benefits Rider, but not both riders.

Adding the LBR to your Contract or electing to receive benefits under the LBR may have adverse tax consequences. You should consult a tax adviser before adding the LBR to your Contract or electing to receive benefits under the LBR, and to determine what, if any, portion of the benefits received under the LBR may be excludible from income for tax purposes.

Acceleration of Death Proceeds/Enhanced Living Benefits Rider (ELB)

Issue ages:  20 – 70

This rider provides for payment of a portion of the Contract Death Proceeds prior to the death of the Insured.  In addition to whatever medical underwriting is required for the issuance of the Contract, full medical underwriting is required for the ELB rider.  The rider benefit is available to be paid to the Owner if the Insured qualifies for benefits under either, or both, of 2 triggers: (1) a confinement trigger that requires treatment in a qualified long term care facility continuously for 90 days, or (2) a chronic condition trigger that requires assistance with 2 of 6 activities of daily living (ADL) continuously for 90 days and requires the Insured to qualify as receiving care as defined in the ELB rider.  Payments may be made under both triggers concurrently if the Insured qualifies under both triggers.  The chronic

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condition trigger is not available in Hawaii, Kansas, North Carolina, and Utah.  In Oregon, the chronic condition trigger may be elected only if the Insured requires substantial supervision to protect the Insured from threats to health and safety due to permanent severe cognitive impairment, as defined in the ELB rider.

More specifically, you may elect the confinement trigger if:

•
the Insured is currently, and has been continuously for the preceding 90 days, confined in an eligible nursing home.  The term "confined" requires that the Insured be residing in and receiving care in the eligible nursing home.  An "eligible nursing home" is an institution or special nursing unit of a hospital that meets at least one of the following requirements:

•	approved as a Medicare provider of skilled nursing care services;
•	licensed as a skilled nursing home or as an intermediate care facility by the state in which it is located; or
•	meets all of the requirements listed below:
•	licensed as a nursing home by the state in which it is located;
•	main function is to provide skilled or intermediate nursing care;
•	engaged in providing continuous room and board accommodations to 3 or more persons;
•	under the supervision of a registered nurse or licensed practical nurse;
•	maintains a daily medical record of each patient; and
•	maintains control and records for all medications dispensed.

Institutions that primarily provide residential facilities do not qualify as Eligible Nursing Homes; and

•	the Insured’s confinement must be due to medical reasons that are verified by a licensed physician, as defined in the ELB rider.

You may elect the chronic trigger if the Insured has been certified within the last 12 months as having a condition resulting in:

•	being permanently unable to perform, without substantial assistance from another individual, at least two activities of daily living due to a loss of functional capacity (not applicable in Oregon); or
•	requiring substantial supervision to protect such Insured from threats to health and safety due to permanent severe cognitive impairment, as defined in the ELB rider.

To qualify for a chronic condition, the Insured must be receiving health care assistance, as defined in the ELB rider, at least two times a week.

The activities of daily living are:

•	Bathing – Washing oneself by sponge bath or in either a tub or shower, including the task of getting into and out of the tub or shower.
•
Continence – The ability to maintain control of bowel and bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform associated personal hygiene (including caring for catheter or colostomy bag).

•	Dressing – Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.
•	Eating – Feeding oneself by getting food into the body from a receptacle or by a feeding tube or intravenously.
•	Toileting – Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.
•	Transferring – Moving into or out of a bed, chair or wheelchair.

There are five conditions associated with your right to receive payment under the ELB rider.  First, you must elect a trigger in writing and provide initial and ongoing evidence of qualification in a form acceptable to us.  Acceptable forms include copies of physician medical records and all recent hospitalizations records supporting the diagnosis of your medical condition.  Second, your Contract must be in force and not be in the Grace Period.  Third, we must receive the approval of any assignee or irrevocable Beneficiary under your Contract.  Fourth, we have the right to seek a second medical opinion as to a chronic condition the Insured may have or the medical necessity of nursing home confinement.  We will pay for any second medical opinion we seek.  Fifth, we will only make the accelerated death benefit proceeds available to you on a voluntary basis.  Accordingly, you are not eligible for this benefit if (i) you are required by law to exercise this option to satisfy the claims of creditors, whether in bankruptcy or otherwise, and (ii) you are required by a government agency to exercise this option in order to apply for, obtain, or retain a government benefit or entitlement.

You may elect to receive benefit payments monthly or in a lump sum.

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The monthly benefit payment and lump sum payable for each trigger are set at issue and shown on the contract data page.  These amounts are the maximum payout amounts when the Insured qualifies for benefits.  The Benefit Base is shown on the contract data page and is the maximum total payout amount for this rider.  The Benefit Base, however, may not cover all of the Insured’s long-term expenses during the payout period.  Please note that the total accelerated death benefits payable under all contracts or riders on the life a single Insured can never exceed $350,000 regardless of the number or sizes of the contracts or riders in force. For ELB riders issued on or after May 29, 2012 and subject to state approval, the total accelerated death benefits payable under all contracts or riders on the life a single Insured can never exceed $500,000 regardless of the number or sizes of the contracts or riders in force.  In addition to the ELB rider, riders that pay accelerated death benefits include the Accelerated Death Benefit/Terminal Illness Rider and the Accelerated Death Benefit/Living Benefits Rider.

Changes in your Contract’s Specified Amount may affect the Benefit Base.  If you reduce your Specified Amount while the rider is in force, we may reduce the Benefit Base under the ELB rider.  Automatic periodic increases in Specified Amount will increase the Benefit Base by the same percentage as the increase in the Specified Amount, up to maximum Benefit Base.  The Maximum Accelerated Benefit Amount is the least of the Benefit Base, 90% of the Specified Amount of the Contract, and $350,000.  The Benefit Base cannot ever exceed the lesser of 90% of the Specified Amount of the Contract and $350,000.  For ELB riders issued on or after May 29, 2012 and subject to state approval, the Maximum Accelerated Benefit Amount is the least of the Benefit Base, 90% of the Specified Amount of the Contract, and $500,000 and the Benefit Base cannot ever exceed the lesser of 90% of the Specified Amount of the Contract and $500,000.

We will assess a monthly charge for the ELB rider.  The cost of insurance rates for the ELB rider will not exceed the rates shown in the Table of Guaranteed Maximum Monthly Cost of Acceleration of Death Proceeds Rates per $1,000 found in the rider.  The cost of insurance rate multiplied by the Benefit Base divided by the Specified Amount of the Contract is added to the Insured’s cost of insurance rate for the Contract.  The cost of insurance rates for the ELB rider vary based on the Insured’s Age and gender.  We will continue to assess the monthly charge for the ELB rider during any period we make benefit payments under the rider.

If you elect the ELB rider, you may be deemed to have received a distribution for tax purposes each time we make a deduction from your Contract Value to pay the rider charges.  You should consult a tax adviser with respect to these charges.

This rider has an elimination period.  That is, both the confinement and the chronic condition triggers require the corresponding condition to be met for 90 continuous days before monthly benefit payments will be made.  After the elimination period and the requirements of the rider have been satisfied, monthly benefit payments can begin or the lump sum payment may be elected.  If the death benefit option on your Contract is Option B or Option C when benefits become payable, we will automatically change the death benefit option to Option A.  The new Option A Specified Amount will be the Specified Amount as described in the Contract’s option change provision.  The ELB rider will not cover the Insured’s expenses during the elimination period.

If your Contract has an outstanding Loan Balance at the time benefits are paid, we will deduct a portion from the benefit payment to reduce the Loan Balance.  We consider the amount deducted from the benefit payment to be applied to the loan to be part of the benefit payment.

The monthly benefit payments will stop at the request of the Owner, when the Insured is no longer eligible to receive benefits under this rider, the date the maximum accelerated benefit amount is paid, the date the Contract terminates, or the date you exercise a Paid-up Insurance Benefit option, if any, in the Contract.

A permanent lien will be placed on the Contract when benefits are paid.  The lien equals the total of the accelerated death benefit payments made, including any amounts used to repay a Contract loan.  On the date the lien is exercised, we will reduce (i) the Specified Amount by the amount of the lien, (ii) your Contract Value by an amount equal to the lien multiplied by the ratio of Contract Value to the Specified Amount of the Contract, (iii) the Benefit Base by the amount of the lien, and (iv) the surrender charges in proportion to the reduction in Specified Amount.  Thus, payments under the ELB rider will reduce the amount available on death or surrender of the Contract.  After the lien is exercised, there will be no further lien against the Contract.

You may cancel this rider at any time.  The cancellation will be effective on the Monthly Anniversary Day or on the next following Monthly Anniversary Day we receive your Written Request.  Accelerated death benefit payments under the ELB rider may adversely affect your eligibility for public assistance programs such as medical assistance (Medicaid) or other government benefits.

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Adding the ELB rider to your Contract or electing to receive benefits under the rider may have adverse tax consequences.

Under some circumstances, the benefits you receive under the ELB rider may be excludible in whole or in part from your income for Federal tax purposes.  In some cases, in order to exclude benefits under the ELB rider from income, it may be necessary to obtain a certification by a physician that the Insured has an illness or physical condition which can reasonably be expected to result in death within 24 months or less after the date of certification, or by a licensed health care practitioner that the Insured is chronically ill.  The rules governing the requirements for exclusion and the extent of the exclusion are quite complex and you should consult a tax adviser before requesting benefits under the ELB rider to determine whether and to what extent they may be excludible from income.

You should consult a tax adviser before adding the ELB rider to your Contract or electing to receive benefits under the ELB rider, and to determine what, if any, portion of benefits received under the ELB rider may be excludible from income for tax purposes.

Your rider contract contains more information about the ELB.  Please read it carefully.

The rider contract does not pay or reimburse expenses incurred for services or items that are reimbursable under title XVIII of the Social Security Act or would be so reimbursable but for the application of a deductible or coinsurance amount.

You may elect either the ELB rider or the Accelerated Death Benefit/Living Benefits Rider, but not both riders.  If you elect the ELB rider, you may elect the Accelerated Death Benefit/Terminal Illness Rider.

Example:

Insured John Doe has a Specified Amount of $250,000 with a Benefit Base amount of $200,000.  The current Contract Value is $90,000 and the current outstanding Loan Balance is $10,000.

The Insured has submitted a claim based on the chronic condition trigger that requires assistance with 2 of 6 activities of daily living (ADL).  The request is for $2,000 a month for 100-month payment period.  A Lien Amount of $200,000 is placed on the Contract.

After the lien is applied as stated in the rider contract, the Benefit Base is $0, the Specified Amount is $50,000, the Contract Value is $18,000, and the Loan Balance is $2,000.

Current Policy Values	Specified Amount	$250,000
	Benefit Base	$200,000
	Contract Value	$90,000
	Loan Balance	$10,000
Accelerated Death Benefit Values	Monthly Benefit Amount	$2,000
	Claim Type	Monthly
	Payment period	100 months
	Lien Amount	$200,000
Adjusted Policy Values	Specified Amount	$50,000
	Benefit Base	$0
	Contract Value	$18,000
	Loan Balance	$2,000

Accelerated Death Benefit/Terminal Illness Rider (TIR)

Issue ages: No restrictions

This rider will pay the accelerated death benefit payment amount if the Insured is diagnosed, as having a terminal illness by a physician after the effective date and while this rider is in force.  A terminal illness is defined as any non-correctable medical condition, which, in the physician’s best medical judgment, will result in the Insured’s death within twelve months from the date of the physician’s certification.  Adding this rider to your Contract or electing to receive benefits under the rider may have adverse tax consequences.  You should consult a tax adviser before adding the rider to your Contract or electing to receive benefits under the rider.

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The accelerated death benefit is the amount you request when you submit a claim under this rider.  The maximum benefit is 50% of the Specified Amount of your Contract at the time you submit your request.  We reserve the right to require the following:

•	that the minimum benefit amount be 10% of the Specified Amount in your Contract;
•	that the accelerated death benefit not exceed $250,000; and
•	that the remaining Specified Amount (after adjustments) in your Contract be at least $10,000.

The amount we pay under this benefit is equal to the accelerated death benefit less:

•	a $200 processing fee (we may waive this fee);
•	an interest charge; and
•	any loan repayment amount.

The interest charge is equal to the accelerated death benefit amount multiplied by the applicable loan interest rate divided by 1 plus the loan interest rate. The loan interest rate is stated in your Contract.

The loan repayment amount equals the outstanding loan at the time the claim is paid times the accelerated death benefit percentage.  The accelerated death benefit percentage varies with your death benefit Coverage Option.

For Contracts with Coverage Option A, the accelerated death benefit percentage is equal to B divided by C.  For Contracts with Coverage Option B, the accelerated death benefit percentage is equal to B divided by the sum of C and D.  For contracts with Coverage Option C, the accelerated death benefit percentage is equal to B divided by the sum of C and E.  For purposes of calculating the accelerated death benefit percentage:

"B" is the accelerated death benefit;

"C" is your Contract’s Specified Amount at the time we pay the accelerated death benefit; and

"D" is your Contract Value at the time we pay the accelerated death benefit.

“E” is the contract’s total Premiums paid minus the total amount of partial surrenders.

You may only elect the accelerated death benefit one time.  Irrevocable beneficiaries must consent in writing to the payment of accelerated death benefit.  We reserve the right to require that any assignee or credit Beneficiary consent in writing to payment of the accelerated death benefit.

If we pay the accelerated death benefit, your Contract’s Specified Amount, Contract Value and surrender charges, if any, will be reduced by the amount of the accelerated death benefit percentage.

You may claim the accelerated death benefit by forwarding to us a completed claim form, executed by you, and a physician’s certification satisfactory to us.  We may request additional medical information, and may require that the Insured be examined by a physician of our choice and at our expense.

The Accelerated Death Benefit/Terminal Illness Rider will terminate on the earliest of:

•	the date your Contract terminates;
•	the date we pay an accelerated death benefit; or
•	the date you cancel this rider.

Example:

Insured John Doe has a Specified Amount of $100,000 (Coverage Option A) with an outstanding loan amount of $1,000 for a death benefit amount of $99,000.  The Insured has submitted a claim for an accelerated death benefit of $50,000.  The accelerated death benefit is $47,119.05 after the deduction of a $2,380.95 interest charge and a $500 loan repayment amount.

After the accelerated death benefit is paid, the Specified Amount is $50,000, the Contract Value is $1,000, the Loan Balance is $500, the remaining surrender charge is $375, and the remaining death benefit is $49,500.

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Current Contract Values	Specified Amount	$100,000
	Outstanding Contract Loan	$1,000
	Contract Value	$2,000
	Surrender Charge	$750
	Death Benefit	$99,000
Accelerated Death Benefit Values	Accelerated Death Benefit	$50,000
	Accelerated Death Benefit Percentage	50.00%
	Interest Charge	$2,380.95
	Processing Fee	NA
	Loan Repayment Amount	$500
	Accelerated Death Benefit Payment	$47,119.05
Adjusted Contract Values	Specified Amount	$50,000
	Outstanding Contract Loan	$500
	Contract Value	$1,000
	Surrender Charge	$375
	Death Benefit	$49,500

You should know that adding or electing to use the Accelerated Death Benefit/Terminal Illness Rider could have adverse tax consequences.  You should consult a tax adviser before adding or electing to receive this benefit.  (See “TAX CONSIDERATIONS”)

There is no charge for this rider.

ADDITIONAL SUPPLEMENTAL AND/OR RIDER BENEFITS

The Other Insured Term Insurance and Additional Life Insurance riders permit you, by purchasing term insurance, to increase insurance coverage without increasing the Contract's Specified Amount.  However, you should be aware that the cost of insurance charges and surrender charges associated with purchasing insurance coverage under these term riders may be different than would be associated with increasing the Specified Amount under the Contract.

The cost of insurance rates for the Other Insured Rider and the Additional Life Insurance Rider are generally lower than the Contract’s cost of insurance rates.  In addition, since the term insurance riders do not have surrender charges, a Contract providing insurance coverage with a combination of Specified Amount and term insurance will have a lower maximum surrender charge than a Contract with the same amount of insurance coverage provided solely by the Specified Amount.  In addition, registered representatives generally receive somewhat lower compensation from a term insurance rider than if the insurance coverage were part of the Contract’s Specified Amount.

Your determination as to how to purchase a desired level of insurance coverage should be based on your specific insurance needs.  Consult your registered representative for further information.

Additional rules and limits apply to these supplemental and/or rider benefits.  Not all such benefits may be available at any time, and supplemental and/or rider benefits in addition to those listed above may be made available.  Please ask your registered representative for further information or contact the Home Office.

PREMIUMS

PREMIUMS

The Contract is flexible with regard to the amount of Premiums you pay.  When we issue the Contract we will establish a Planned Premium amount set by you.  This amount is only an indication of your preference in paying Premiums.  You may change this amount at any time.  You may make additional Unscheduled Premiums at any time while the Contract is in force.  We have the right to limit the number (except in Texas) and amount of such Premiums.  There are requirements regarding the minimum and maximum Premium amounts that you can pay.

We deduct a premium expense charge from all Premiums prior to allocating them to your Contract.

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Minimum Premium Amounts.  The minimum initial Premium Payment required is the least amount for which we will issue a Contract.  This amount depends on a number of factors.  These factors include Age, sex and risk class of the proposed Insured, the initial Specified Amount, any supplemental and/or rider benefits and the Planned Premiums you propose to make.  (See “PLANNED PREMIUMS”)  Consult your registered representative for information about the initial Premium required for the coverage you desire.

Each Premium after the initial Premium must be at least $25.

Maximum Premium Information.  Total Premiums paid may not exceed Premium limitations for life insurance set forth in the Internal Revenue Code. We will monitor Contracts and will notify you if a Premium exceeds this limit and will cause the Contract to violate the definition of insurance.  You may choose to take a refund of the portion of the Premium that we determine is in excess of Premium limitations or you may submit an application to modify the Contract so it continues to qualify as a contract for life insurance.  Modifying the Contract may require evidence of insurability.  (See “TAX CONSIDERATIONS”)

Your Contract may become a modified endowment contract if Premiums exceed the “7-Pay Test” as set forth in the Internal Revenue Code.  We will monitor Contracts and will attempt to notify you on a timely basis if, based on our interpretation of the relevant tax rules, your Contract is in jeopardy of becoming a modified endowment contract.  (See “TAX CONSIDERATIONS")

We reserve the right to require satisfactory evidence of insurability prior to accepting Unscheduled Premiums.  (See “ALLOCATIONS AND TRANSFERS”)

General Premium Information.  You must make Premiums by check payable to Kansas City Life Insurance Company or by any other method that we deem acceptable.  You must clearly mark a loan repayment as such or we will credit it as a Premium.  (See “CONTRACT LOANS”)

If mandated under applicable law, we may be required to reject a Premium Payment.  We may also be required to provide additional information about you or your account to government regulators.

Planned Premiums. When applying for a Contract, you select a plan for paying Premiums.  Failure to pay Planned Premiums will not necessarily cause a Contract to lapse.  Conversely, paying all Planned Premiums will not guarantee that a Contract will not lapse.  You may elect to pay level Premiums quarterly, semi-annually or annually.  You may also arrange to pay Planned Premiums on a special monthly or quarterly basis under a pre-authorized payment arrangement.  You are not required to pay Premiums in accordance with your plan.  You can pay more or less than planned or skip a Planned Premium entirely.  (See “PREMIUMS TO PREVENT LAPSE” and “GUARANTEED PAYMENT PERIOD AND GUARANTEED MONTHLY PREMIUM”)  Subject to the minimum and maximum limits described above, you can change the amount and frequency of Planned Premiums at any time.

Guaranteed Payment Period and Guaranteed Monthly Premium.  During the Guaranteed Payment Period we guarantee that your Contract will not lapse if your Premiums are in line with the Guaranteed Monthly Premium requirement.  For this guarantee to apply the total Premiums must be at least equal to the sum of:

•	the amount of accumulated Guaranteed Monthly Premiums in effect; and
•	additional Premium amounts to cover the total amount of any partial surrenders or Contract Loans you have made.

The Guaranteed Payment Period applies for seven years after the Contract Date.  The Contract shows the Guaranteed Monthly Premium.

The factors we use to determine the Guaranteed Monthly Premium vary by risk class, issue age, and sex.  In calculating the Guaranteed Monthly Premium, we include additional amounts for substandard ratings and supplemental and/or rider benefits.  If you make a change to your Contract, we will:

•	re-calculate the Guaranteed Monthly Premium;
•	notify you of the new Guaranteed Monthly Premium; and
•	amend your Contract to reflect the change.

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Premiums Upon Increase in Specified Amount. After an increase in the Specified Amount, we will calculate a new Guaranteed Monthly Premium and this amount will apply for the remainder of the Guaranteed Payment Period.  We will notify you of the new Guaranteed Monthly Premium for this period.  If an increase is made after the initial seven Contract Years, there will be no Guaranteed Payment Period applicable.  Depending on the Contract Value at the time of an increase and the amount of the increase requested, you may need to pay an additional Premium or change the amount of Planned Premiums.  (See “CHANGES IN SPECIFIED AMOUNT”)

PREMIUMS TO PREVENT LAPSE

Your Contract will terminate if there is insufficient value remaining in the Contract at the end of the Grace Period.  Because the value of amounts allocated to the Variable Account will vary according to the investment performance of the Funds, the specific amount of Premiums required to prevent lapse will also vary.

On each Monthly Anniversary Day we will check your Contract to determine if there is enough value to prevent lapse.  If your Contract does lapse you must pay the required amount before the end of the Grace Period to prevent your contract from terminating.  The conditions to prevent lapse will depend on whether a Guaranteed Payment Period is in effect as follows:

During the Guaranteed Payment Period.  The Contract lapses and a Grace Period starts if:

•	there is not enough Cash Surrender Value in your Contract to cover the Monthly Deduction; and
•	the Premiums paid are less than required to guarantee lapse will not occur during the Guaranteed Payment Period. (See “GUARANTEED PAYMENT PERIOD AND GUARANTEED MONTHLY PREMIUM”)

After the Guaranteed Payment Period. The Contract lapses and a Grace Period starts if the Cash Surrender Value is not enough to cover the Monthly Deduction.  To prevent the Contract from terminating at the end of the Grace Period you must pay enough Premiums to increase the Cash Surrender Value to at least the amount of three Monthly Deductions.  You must make this payment before the end of the Grace Period.

If lapse occurs, the Premium you must pay to keep the Contract in force will be equal to the lesser of:

•	the amount to guarantee the Contract will not lapse during the Guaranteed Payment Period less the accumulated Premiums you have paid; and
•	enough Premium to increase the Cash Surrender Value to at least the amount of three Monthly Deductions.

Grace Period.  The purpose of the Grace Period is to give you the chance to pay enough Premiums to keep your Contract in force.  We will send you notice of the amount required to be paid.  The Grace Period is 61 days and starts when we send the notice.  Your Contract remains in force during the Grace Period.  If the Insured dies during the Grace Period, we will pay the Death Proceeds, but we will deduct any Monthly Deductions due.  (See “AMOUNT OF DEATH PROCEEDS”)  If you do not pay adequate Premiums before the Grace Period ends, your Contract will terminate and your Cash Surrender Value, if any, will be returned.  (See “TAX CONSIDERATIONS”)

HOW YOUR CONTRACT VALUES VARY

Your Contract does not provide a minimum guaranteed Contract Value or Cash Surrender Value.  Values will vary with the investment experience of the Subaccounts and/or the crediting of interest in the Fixed Account, and will depend on the allocation of Contract Value.  If the Cash Surrender Value on a Monthly Anniversary Day is less than the amount of the Monthly Deduction to be deducted on that date and the Guaranteed Payment Period is not then in effect, the Contract will be in default and a Grace Period will begin.  (See “PREMIUMS TO PREVENT LAPSE,” "GUARANTEED PAYMENT PERIOD AND GUARANTEED MONTHLY PREMIUM," and "GRACE PERIOD")  However, we also offer an optional Guaranteed Minimum Death Benefit Rider, which guarantees the death benefit provided certain requirements are met.  (See "SUPPLEMENTAL AND/OR RIDER BENEFITS")

BONUS ON CONTRACT VALUE IN THE VARIABLE ACCOUNT

A monthly bonus of 0.03333% (0.40% on an annualized basis) of your Variable Account Value may be paid in Contract Years 16 and after.  A monthly bonus of 0.02083% (0.25% on an annualized basis) of your Variable Account Value may be paid in Contract Years where the Specified Amount is at least $500,000 in years 16 and after.  A monthly bonus of 0.02083% (0.25% on an annualized basis) of your Variable Account Value may be paid in Contract Years where the

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Specified Amount is at least $100,000 in years 21 and after.  We will credit any bonus on each Monthly Anniversary Day.  These bonuses are not guaranteed.

DETERMINING THE CONTRACT VALUE

On the Allocation Date the Contract Value is equal to the initial Premium less the Premium expense charge and the Monthly Deductions.  On each Valuation Day thereafter, the Contract Value is the aggregate of the Subaccount Values and the Fixed Account Value (including the Loan Account Value).  The Contract Value will vary to reflect the following:

•	Premiums paid;
•	performance of the selected Subaccounts;
•	interest credited on amounts allocated to the Fixed Account;
•	interest credited on amounts in the Loan Account;
•	charges assessed under the Contracts;
•	transfers;
•	partial surrenders;
•	loans and loan repayments; and
•	any bonuses paid on the Monthly Anniversary Day.

Subaccount Values. When you allocate an amount to a Subaccount, either by Premium or transfer, we credit your Contract with Accumulation Units in that Subaccount.  The number of Accumulation Units in the Subaccount is determined by dividing the amount allocated to the Subaccount by the Accumulation Unit value for the Valuation Day when the allocation is made.

The number of Accumulation Units we credit to a Subaccount will increase when you allocate Premiums to the Subaccount and when you transfer amounts to the Subaccount.  The number of Accumulation Units credited to a Subaccount will decrease when:

•	we take the allocated portion of the Monthly Deduction from the Subaccount;
•	you make a loan;
•	you transfer an amount from the Subaccount; or
•	you take a partial surrender (including the partial surrender fee) from the Subaccount.

Accumulation Unit Values. Accumulation Unit value varies to reflect the investment experience of the underlying Portfolio.  It may increase or decrease from one Valuation Day to the next.  We arbitrarily set the Accumulation Unit value for each Subaccount at $10 when we established the Subaccount.  For each Valuation Period after establishment of the Subaccount, the Accumulation Unit value is determined by multiplying the value of an Accumulation Unit for a Subaccount for the prior Valuation Period by the Net Investment Factor for the Subaccount for the current Valuation Period.

Net Investment Factor. The Net Investment Factor is an index used to measure the investment performance of a Subaccount from one Valuation Day to the next.  It is based on the change in net asset value of the Fund shares held by the Subaccount, and reflects any gains or losses in the Subaccounts, dividends paid, any capital gains or losses, any taxes, and the daily mortality and expense risk charge.

Fixed Account Value. On any Valuation Day, the Fixed Account Value of a Contract is the total of:

•	all Premiums allocated to the Fixed Account; plus
•	any amounts transferred to the Fixed Account (including amounts transferred in connection with Contract loans); plus
•	interest credited on such Premiums and amounts transferred; less
•	the amount of any transfers from the Fixed Account; less
•	the amount of any partial surrenders (including the partial surrender fee) taken from the Fixed Account; less
•	the pro-rata portion of the Monthly Deduction deducted from the Fixed Account.

Loan Account Value. On any Valuation Day, if there have been any Contract loans, the Loan Account Value is equal to:

•	amounts transferred to the Loan Account from the Subaccounts and from the unloaned value in the Fixed Account as collateral for Contract loans and for due and unpaid loan interest; less
•	amounts transferred from the Loan Account to the Subaccounts and the unloaned value in the Fixed Account as the Loan Balance is repaid.

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CASH SURRENDER VALUE

The Cash Surrender Value is the amount you have available in cash if you fully surrender the Contract.  (See “SURRENDERING THE CONTRACT FOR CASH SURRENDER VALUE”)  We use this amount to determine whether a partial surrender may be taken, whether Contract loans may be taken, and whether a Grace Period starts.  The Cash Surrender Value on a Valuation Day is equal to the Contract Value less any applicable Surrender charges and any Loan Balance.

COMPANY HOLIDAYS

We are closed on the days that the New York Stock Exchange is closed.  Currently the New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.  The New York Stock Exchange recognizes holidays that fall on a Saturday on the previous Friday.  We will recognize holidays that fall on a Sunday on the following Monday.

DEATH BENEFIT AND CHANGES IN SPECIFIED AMOUNT

As long as the Contract remains in force, upon receipt at the Home Office of satisfactory proof of the Insured's death, we will pay the Death Proceeds as provided in the Designation of Death Benefit Payout Endorsement.  If the Contract does not include the endorsement, we must receive written direction from each eligible recipient of the Death Proceeds regarding how to make the death benefit payment as well as any other required document, form or information.  We may require return of the Contract.  We will pay the Death Proceeds in a lump sum, or if you prefer, under a payment option.  (See “PAYMENT OF PROCEEDS” and “PAYMENT OPTIONS”)  We will pay the Death Proceeds to the Beneficiary.  (See “SELECTING AND CHANGING THE BENEFICIARY”)

AMOUNT OF DEATH PROCEEDS

The Death Proceeds are equal to the following:

•	the death benefit under the Coverage Option selected calculated on the date of the Insured's death; plus
•	any supplemental and/or rider benefits; plus
•	any cost of insurance charges deducted beyond the date of death; minus
•	any Loan Balance on that date; minus
•	any past due Monthly Deductions if the date of death occurred during a Grace Period.

If the Guaranteed Minimum Death Benefit Rider or Lifetime Guaranteed Minimum Death Benefit Rider is in effect, we guarantee the payment of the death benefit, regardless of the performance of the Subaccounts.  (See "SUPPLEMENTAL AND/OR RIDER BENEFITS”)

Under certain circumstances, the amount of the death benefit may be further adjusted or the death benefit may not be payable.  If part or all of the death benefit is paid in one sum, we will pay interest on this sum (as required by applicable state law) from the date of receipt of due proof of the Insured's death to the date of payment.

COVERAGE OPTIONS

You may choose one of three Coverage Options, which will be used to determine the death benefit:

•
Option A:  death benefit is the Specified Amount.  Option A generally provides a level death benefit unless performance is very favorable and the applicable corridor percentage calculation (described below) becomes applicable.  The death benefit ordinarily will not change for several years to reflect any favorable investment performance and may not change at all.

•
Option B:  death benefit is at least equal to the Specified Amount plus the Contract Value on the date of death.  Thus, the death benefit will vary directly with the investment performance of the Contract Value, but will not fall below the Specified Amount.

•
Option C:  death benefit is at least equal to the Specified Amount plus the total Premiums paid on the date of death minus any partial surrenders (including partial surrender fee) made.  The more Premiums you pay and the less you withdraw, the larger the death benefit will be.

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Under all three Coverage Options, we perform another calculation to ensure that the amount of insurance we provide meets the definition of life insurance under the Internal Revenue Code.  To apply this calculation, we multiply the applicable corridor percentage by the Contract Value on the date of death.  If the resulting amount is greater than the amount provided under the Coverage Option, the death benefit is equal to this greater amount.  The applicable corridor percentage varies by Age, sex, risk class, Specified Amount, the number of years coverage has been in effect, and any applicable optional benefits or riders.  Please refer to your Contract for further information regarding corridor percentages.

INITIAL SPECIFIED AMOUNT AND COVERAGE OPTION

The initial Specified Amount is set at the time the Contract is issued.  You select the Coverage Option when you apply for the Contract.  You may change the Specified Amount and Coverage Option, as discussed below.

CHANGES IN COVERAGE OPTION

We have the right to require that no change in Coverage Option occurs during the first Contract Year and that you make no more than one change in Coverage Option in any 12-month period.  After any change, we require the Specified Amount to be at least $100,000 for issue ages below 50 and $50,000 for issue ages 50 and above.  The effective date of the change will be the Monthly Anniversary Day that coincides with or next follows the day that we receive and accept the request.  We may require satisfactory evidence of insurability.

If the Coverage Option is Option B or Option C, it may be changed to Option A.  The new Specified Amount will be the death benefit as of the effective date of the change.  The death benefit will remain the same.  The effective date of change will be the Monthly Anniversary Day on or next following the date we receive and approve your application for change.
If the Coverage Option is Option A or Option B, you may not change it to Option C.  Coverage Option C is only available at issue.

If the Coverage Option is Option A or Option C, you may change it to Option B subject to satisfactory evidence of insurability.  The Specified Amount does not change.  The new death benefit will be the Specified Amount plus the Contract Value as of the effective date of change.  The effective date of change will be the Monthly Anniversary Day on or following the date we approve your application for change.

A change in Coverage Option may have tax consequences.  (See “TAX CONSIDERATIONS”)  You should consult a tax adviser before changing the Coverage Option.

CHANGES IN SPECIFIED AMOUNT

You may increase or decrease the Specified Amount.  We may require that the Contract be in force for one Contract Year before a change in Specified Amount and that you make only one change every twelve Contract Months.  If a change in the Specified Amount results in total Premiums paid exceeding the Premium limitations set out under current tax law to qualify your Contract as a life insurance contract, we will refund the amount of such Premium in excess of the limitations.  We will make such a refund after the next Monthly Anniversary.

Changes in the Specified Amount may have tax consequences.  (See “TAX CONSIDERATIONS”)  You should consult a tax adviser before changing the Specified Amount.

Decreases.  We require that the Specified Amount after any decrease must be at least $100,000 for Contracts that were issued at Ages below 50 and $50,000 for Contracts that were issued at Ages 50 and above.  A decrease in Specified Amount will be effective on the Monthly Anniversary Day on or next following the day we receive your Written Notice.

Decreasing the Specified Amount may decrease monthly cost of insurance charges.  A decrease in the Specified Amount will not affect the surrender charge and will not decrease the Guaranteed Monthly Premium.  (See “SURRENDER CHARGE”)

We have the right to decline a requested decrease in the Specified Amount in the following circumstances:

•	to help ensure compliance with the guideline premium limitations; and
•	if compliance with the guideline premium limitations under current tax law resulting from this decrease would result in immediate termination of the Contract.

Increases.  In order to be eligible for an increase you must submit an application. We may require satisfactory evidence of insurability.  We may decline an application for an increase.

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Any increase in the Specified Amount must be at least $25,000.  (In Pennsylvania and Texas, an increase in the Specified Amount must be at least $100,000 for Ages below 50 and $50,000 for Ages 50 and above.)  In addition, the Insured's Age must be less than the current maximum issue age for the Contracts.  The increase in Specified Amount is effective on the Monthly Anniversary Day on or after the date we receive and approve the request for the increase.

An increase has the following affect on Premiums:

•	a change in Planned Premiums may be advisable. (See “PREMIUMS UPON INCREASE IN SPECIFIED AMOUNT”); and
•
if a Guaranteed Payment Period is in effect, we will recalculate the Contract’s Guaranteed Monthly Premium to reflect the increase.  (See “GUARANTEED PAYMENT PERIOD AND GUARANTEED MONTHLY PREMIUM”)  The new Guaranteed Monthly Premium will apply for the remainder of the Guaranteed Payment Period.

A new surrender charge and surrender charge period applies to each portion of the Contract resulting from an increase in Specified Amount, starting with the effective date of the increase.  (See “SURRENDER CHARGE”)  For purposes of calculating surrender charges and cost of insurance charges, any Specified Amount decrease is used to reduce any previous Specified Amount increase then in effect, starting with the latest increase and continuing in the reverse order in which the increases were made.  If any portion of the decrease is left after all Specified Amount increases have been reduced, it is used to reduce the initial Specified Amount.

You may cancel an increase in Specified Amount in accordance with the Contract's “free look” provisions.  In such case, the amount refunded will be limited to those charges that are attributable to the increase.  (See “FREE LOOK RIGHT TO CANCEL CONTRACT”)

SELECTING AND CHANGING THE BENEFICIARY

You select the Beneficiary in your application.  You may change a Beneficiary designation in accordance with the terms of the Contract.  If you make an irrevocable Beneficiary designation, you must obtain the Beneficiary's consent to change the Beneficiary.  The primary Beneficiary is the person entitled to receive the Death Proceeds under the Contract.  If the primary Beneficiary is not living, the contingent Beneficiary is entitled to receive the Death Proceeds.  If the Insured dies and there is no surviving Beneficiary, the Owner will be the Beneficiary.

CASH BENEFITS

CONTRACT LOANS

You may borrow from your Contract while the Insured is living by submitting a Written Request to us.  You may also make loans by telephone if you have provided proper authorization to us.  (See “TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS”)  The maximum loan amount available is the Contract's Cash Surrender Value on the effective date of the loan less loan interest to the next Contract Anniversary.  We will process Contract loans as of the date your request is received and approved.  We will send loan Proceeds to you, usually within seven calendar days.  (See “PAYMENT OF PROCEEDS”)

Interest.  We will charge interest on any Loan Balance at an annual rate of 5%.  Interest is due and payable at the end of each Contract Year while a loan is outstanding.  If you do not pay interest when due, we add the interest to the loan and it becomes part of the Loan Balance.

Loan Collateral. When you take a Contract loan, we transfer an amount sufficient to secure the loan out of the Subaccounts and the unloaned value in the Fixed Account and into the Contract's Loan Account.  We will reduce the Cash Surrender Value by the amount transferred to the Loan Account.  The loan does not have an immediate effect on the Contract Value.  You can specify the Variable Accounts and/or Fixed Account from which we transfer collateral.  If you do not specify, we will transfer collateral in the same proportion that the Contract Value in each Subaccount and the unloaned value in the Fixed Account bears to the total Contract Value in those accounts on the date you make the loan.  On each Contract Anniversary, we will transfer an amount of Cash Surrender Value equal to any due and unpaid loan interest to the Loan Account.  We will transfer due and unpaid interest in the same proportion that each Subaccount Value and the unloaned value in the Fixed Account Value bears to the total unloaned Contract Value.

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We will credit the Loan Account with interest at an effective annual rate of not less than 3%.  Thus, the maximum net cost of a loan is 2% per year.  (The net cost of a loan is the difference between the rate of interest charged on the Loan Balance and the amount credited to the Loan Account).  We will add the interest earned on the Loan Account to the Fixed Account.

Preferred Loan Provision.  Beginning in the eleventh Contract Year, an additional type of loan may be available.  It is called a preferred loan.  For a preferred loan we will credit the amount in the Loan Account securing the preferred loan with interest at an effective annual rate of 5%.  Thus, the net cost of the preferred loan is 0% per year.  The maximum amount available for a preferred loan is the Contract Value less Premiums paid.  This amount may not exceed the maximum loan amount.  The preferred loan provision is not guaranteed.

Loan Repayment.  You may repay all or part of your Loan Balance at any time while the Insured is living and the Contract is in force.  Each loan repayment must be at least $10.  Loan repayments must be sent to the Home Office and we will credit them as of the date received.  You should clearly mark a loan repayment as such or we will credit it as a Premium.  (Premium expense charges do not apply to loan repayments, unlike Premiums.)  When you make a loan repayment, we transfer Contract Value in the Loan Account in an amount equal to the repayment from the Loan Account to the Subaccounts and the unloaned value in the Fixed Account.  Thus, a loan repayment will immediately increase the Cash Surrender Value by the amount transferred from the Loan Account.  A loan repayment does not have an immediate effect on the Contract Value.  Unless you specify otherwise, we will transfer loan repayment amounts to the Subaccounts and the unloaned value in the Fixed Account according to the Premium allocation instructions in effect at that time.

Effect of Contract Loan.  A loan, whether or not repaid, will have a permanent effect on the death benefit and Contract Values because the investment results will apply only to the unloaned portion of the Contract Value.  The longer the loan is outstanding, the greater the effect is likely to be.  Depending on the investment results of the Subaccounts or credited interest rates for the unloaned value in the Fixed Account while the loan is outstanding, the effect could be favorable or unfavorable.  Loans may increase the potential for lapse if investment results of the Subaccounts are less than anticipated.  Loans can (particularly if not repaid) make it more likely than otherwise for a Contract to terminate.

Contract Loans may have tax consequences.  In particular, if your Contract is a “modified endowment contract,” Contract loans may be currently taxable and subject to a 10% penalty tax.  Moreover, the tax consequences of preferred loans taken from a Contract that is not a modified endowment contract are uncertain.  In addition, interest paid on Contract loans is generally not deductible.  For a discussion of the tax treatment of Contract loans and the adverse tax consequences if a Contract lapses with loans outstanding, see “TAX CONSIDERATIONS.”  You should consult a tax adviser before taking out a Contract Loan.

We will deduct the Loan Balance from any Death Proceeds.  (See “AMOUNT OF DEATH PROCEEDS”)

Your Contract will be in default if the Loan Account Value on any Valuation Day exceeds the Contract Value less any applicable surrender charge.  We will send you notice of the default.  You will have a 61-day Grace Period to submit a sufficient payment to avoid termination.  The notice will specify the amount that must be repaid to prevent termination.  (See “PREMIUMS TO PREVENT LAPSE”)

SURRENDERING THE CONTRACT FOR CASH SURRENDER VALUE

You may surrender your Contract at any time for its Cash Surrender Value by submitting a Written Request.  A surrender charge may apply.  (See “SURRENDER CHARGE”)  We may require return of the Contract.  We will process a surrender request as of the date we receive your Written Request and all required documents.  We will price a surrender request received in good order before the New York Stock Exchange closes for normal trading using the Accumulation Unit values determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time).  For requests received in good order after the New York Stock Exchange closes, we will price such surrender request using the Accumulation Unit values determined at the close of the next regular session of the New York Stock Exchange.  Generally we will make payment within seven calendar days.  (See “PAYMENT OF PROCEEDS”)  You may receive the Cash Surrender Value in one lump sum or you may apply it to a payment option.  (See “PAYMENT OPTIONS”)  Your Contract will terminate and cease to be in force if you surrender it for one lump sum.  You will not be able to later reinstate it.  Surrenders may have adverse tax consequences.  (See “TAX CONSIDERATIONS”)

(In Texas, if you request a surrender within 31 days after a Contract Anniversary, the Cash Surrender Value applicable to the Fixed Account Value will not be less than the Cash Surrender Value applicable to the Fixed Account on that anniversary, less any Contract loans or partial surrenders made on or after such Anniversary.)

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PARTIAL SURRENDERS

You may make partial surrenders under your Contract at any time subject to the conditions below.  You may submit a Written Request to the Home Office or make your request by telephone if you have provided proper authorization to us.  (See “TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS”)  Each partial surrender (other than by telephone) must be at least $500 and the partial surrender amount may not exceed the Cash Surrender Value, less $300.  If you make your request by telephone, the partial surrender amount must be at least $500 and may not exceed the lesser of the Cash Surrender Value less $300, or the maximum amount we permit to be withdrawn by telephone.  We will assess a partial surrender fee.  (See “TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS”)  We will deduct this charge from your Contract Value along with the amount requested to be surrendered and the charge will be considered part of the surrender (together, “partial surrender amount”).  We will reduce the Contract Value by the partial surrender amount as of the date we receive your Written Request or request by telephone for a partial surrender.

When you request a partial surrender, you can direct how we deduct the partial surrender amount (including the partial surrender fee) from your Contract Value in the Subaccounts and Fixed Account.  If you provide no directions, we will deduct the partial surrender amount (including the partial surrender fee) from your Contract Value in the Subaccounts and Fixed Account on a pro-rata basis.  Partial surrenders may have adverse tax consequences.  (See "TAX CONSIDERATIONS”)

If Coverage Option A is in effect, we will reduce the Specified Amount by an amount equal to the partial surrender amount, less the excess (if any) of the death benefit over the Specified Amount at the time the partial surrender is made.  If Coverage Option B is in effect, we will reduce the Contract Value by the partial surrender amount.  If the partial surrender amount is less than the excess of the death benefit over the Specified Amount, we will not reduce the Specified Amount.  If Coverage Option C is in effect, any partial surrenders will reduce the amount of total Premiums we use to calculate the death benefit.

We have the right to reject a partial surrender request if:

•	the partial surrender would reduce the Specified Amount below the minimum amount for which the Contract would be issued under our then-current rules; or
•	the partial surrender would cause the Contract to fail to qualify as a life insurance contract under applicable tax laws as we interpret them.

We will process partial surrender requests as of the date we receive your Written Request.  We will price a partial surrender request received in good order before the New York Stock Exchange closes for normal trading using the Accumulation Unit values determined at the close of that regular business session of the New York Stock Exchange (usually 3:00 p.m. Central Time).  For requests received in good order after the New York Stock Exchange closes, we will price such partial surrender request using the Accumulation Unit values determined at the close of the next regular session of the New York Stock Exchange.  Generally, we will make payment within seven calendar days.  (See “PAYMENT OF PROCEEDS”)

PAYMENT OPTIONS

The Contract offers a variety of ways, in addition to a lump sum, for you to receive Proceeds payable under the Contract.  Payment options are available for use with various types of Proceeds, such as surrender or death.  We summarize these payment options below.  All of these options are forms of fixed-benefit annuities, which do not vary, with the investment performance of a separate account.

You may apply Proceeds of $2,000 ($2,000 minimum may not apply in some states) or more which are payable under this Contract to any of the following options:

Option 1: Interest Payments.  We will make interest payments to the payee annually or monthly as elected. We will pay interest on the Proceeds at the guaranteed rate of 1.5% per year and we may increase this by additional interest paid annually.  You may withdraw the Proceeds and any unpaid interest in full at any time.

Option 2: Installments of a Specified Amount. We will make annual or monthly payments until the Proceeds plus interest are fully paid.  We will pay interest on the Proceeds at the guaranteed rate of 1.5% per year and we may increase this by additional interest.  The present value of any unpaid installments may be withdrawn at any time.

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Option 3: Installments For a Specified Period.  We pay Proceeds in equal annual or monthly payments for a specified number of years.  We will pay interest on the Proceeds at the guaranteed rate of 1.5% per year and we may increase this by additional interest.  You may withdraw the present value of any unpaid installments at any time.

Option 4: Life Income. We pay an income during the payee's lifetime.  You may choose a minimum guaranteed payment period which guarantees continued payments for the minimum amount of time selected, even if the payee dies before we make the guaranteed number of payments.  One form of minimum guaranteed payment period is the installment refund option under which we will make payments until the total income payments received equal the Proceeds applied.

Option 5: Joint and Survivor Income. We will pay an income during the lifetime of two persons and will continue to pay the same income as long as either person is living.  The minimum guaranteed payment period will be ten years.

Minimum Amounts. We reserve the right to pay the total amount of the Contract in one lump sum, if less than $2,000.  If payments under the payment option selected are less than $50, payments may be made less frequently at our option.

Choice of Options.  You may choose an option by Written Notice during the Insured’s lifetime.  If a payment option is not in effect at the Insured’s death, the Beneficiary may make a choice.

Even if the death benefit under the Contract is excludible from income, payments under payment options may not be excludible in full.  This is because earnings on the death benefit after the Insured’s death are taxable and payments under the payment options generally include such earnings.  You should consult a tax adviser as to the tax treatment of payments under payment options.

If we have options or rates available on a more favorable basis at the time you elect a payment option, we will apply the more favorable benefits.

PAYMENT OF PROCEEDS

We will usually pay Proceeds within seven calendar days after we receive all the documents required for such a payment.  All documents received must be in good order.  This means that instructions are sufficiently clear so that we do not need to exercise any discretion to follow such instructions.

We determine the amount of the Death Proceeds as of the date of the Insured’s death. But we determine the amount of all other Proceeds as of the date we receive the required documents.  We may delay a payment or a transfer request if:

•	the New York Stock Exchange is closed for other than a regular holiday or weekend;
•	trading is restricted by the SEC or the SEC declares that an emergency exists as a result of which the disposal or valuation of Variable Account assets is not reasonably practical; or
•	the SEC, by order, permits postponement of payment to protect Kansas City Life's Contract Owners.

In addition, if, pursuant to SEC rules, the Federated Prime Money Fund II suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial surrender, surrender, loan, or death benefit from the Federated Prime Money Fund II Subaccount until the Fund is liquidated.

If you have submitted a recent check or draft, we have the right to defer payment of partial surrenders, surrenders, Death Proceeds, or payments under a payment option until such check or draft has been honored.  We also reserve the right to defer payment of transfers, partial surrenders, surrenders, loans or Death Proceeds from the Fixed Account for up to six months.  If payment from the Fixed Account is not made within 30 days after receipt of documentation necessary to complete the transaction (or such shorter period required by a particular jurisdiction), we will add interest to the amount paid from the date of receipt of documentation.  The annual rate of interest never will be less than the rate required by the state in which your Contract was delivered.

If mandated under applicable law, we may be required to block an Owner's account and thereby refuse to pay any request for transfers, surrenders, loans or Death Proceeds, until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your account to government regulators.

    Legacy Account.  As described below, Kansas City Life will pay Death Proceeds through Kansas City Life's Legacy Accounts.  For each claim, which meets the criteria listed below, Kansas City Life will set up a Legacy Account.  Kansas City Life will forward a Legacy Account checkbook to the Owner or Beneficiary.  The individual Legacy Accounts are

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managed by a third party administrator and the checks are drawn on a bank separate from the Kansas City Life general account.  The Legacy Accounts pay interest and provide check-writing privileges, which are funded by Kansas City Life.  An Owner or Beneficiary (whichever applicable) has immediate and full access to Proceeds by writing a check on the account.  Kansas City Life pays interest on Death Proceeds from the date of death to the date the Legacy Account is closed, and holds reserves to fund disbursements.  However, the Legacy Accounts are subject to the claims of creditors of Kansas City Life.  In addition, any interest credited to the Legacy Account will be currently taxable to the Owner or Beneficiary in the year in which it is credited.  Kansas City Life may profit from amounts left in a Legacy Account.  Further, the Legacy Accounts are retained asset accounts and are not bank accounts and are not insured, nor guaranteed, by the FDIC or any other government agency.

Kansas City Life will pay Death Proceeds through the Legacy Account when:

•	the Proceeds are paid to an individual; and
•	the amount of Proceeds is $5,000 or more; and
•	the treatment is acceptable in the state in which the claim is made.

Any other use of the Legacy Account requires approval of the Company.

UNCLAIMED PROPERTY LAWS

Every state has unclaimed property laws which generally declare a life contract to be abandoned after a period of inactivity of three to five years from its limiting age or date the death benefit is due and payable.  For example, if we are obligated to pay the death benefit or return premiums, but, if after a thorough search, we are unable to locate the beneficiary, or the beneficiary does not come forward to claim the death benefit or the premiums in a timely manner, the death benefit or the premiums will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or the policy owner last resided, as shown on our books and records, or to our state of domicile.  This “escheatment” is revocable, however, and the state is obligated to pay the death benefit or the premiums (without interest) if your beneficiary steps forward to claim it within the time required by the state with the proper documentation.  To prevent such escheatment, it is important that you update your Beneficiary designations, including addresses, if and as they change.  Please call 800-616-3670 to make such changes.

REINSTATEMENT

If your Contract lapses, you may reinstate it within two years (three years in Arkansas, Kentucky, Minnesota, New Hampshire, Oklahoma, Utah, Virginia, and West Virginia; five years in Missouri and North Carolina) after lapse.  Reinstatement must meet certain conditions, including the payment of the required Premium and proof of insurability. See your Contract for further information.

TAX CONSIDERATIONS

INTRODUCTION

The following summary provides a general description of the Federal income tax considerations associated with the Contract and does not purport to be complete or to cover all tax situations.  This discussion is not intended as tax advice.  You should consult counsel or other competent tax advisers for more complete information.  This discussion is based upon our understanding of the present Federal income tax laws.  We make no representation as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE CONTRACT

In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Contract must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited.  Nevertheless, we believe that Contracts issued on a standard basis should satisfy the applicable requirements.  There is less guidance, however, with respect to Contracts issued on a substandard basis, and such Contracts may not satisfy the applicable requirements in all circumstances, particularly if you pay the full amount of Premiums permitted under the Contract.  If it is subsequently determined that a Contract does not satisfy the applicable requirements, we may take appropriate steps to bring the Contract into compliance with such requirements and we reserve the right to restrict Contract transactions as necessary in order to do so.

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In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets.  Although published guidance does not address certain aspects of the Contracts, Kansas City Life believes that the Owner of a Contract should not be treated as the owner of the underlying assets of the Variable Account.  Kansas City Life reserves the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the Contracts from being treated as the owners of the underlying assets of the Variable Account.

In addition, the Code requires that the investments of each of the Subaccounts must be “adequately diversified” in order for the Contract to be treated as a life insurance contract for Federal income tax purposes.  It is intended that the Subaccounts, through the Portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Contract will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF CONTRACT BENEFITS

In General. We believe that the death benefit under a Contract should generally be excludible from the gross income of the Beneficiary.  Federal, state and local transfer, and other tax consequences of ownership or receipt of Contract Proceeds depend on the circumstances of each Contract Owner or Beneficiary.  A tax advisor should be consulted on these consequences.

Generally, the Owner will not be taxed on increases in the Contract Value until there is a distribution.  When distributions from a Contract occur, or when loans are taken out from or secured by a Contract, the tax consequences depend on whether the Contract is classified as a “Modified Endowment Contract.”

Modified Endowment Contracts.  Under the Internal Revenue Code, certain life insurance contracts are classified as “Modified Endowment Contracts,” with less favorable income tax treatment than other life insurance contracts.  Due to the Contract’s flexibility with respect to Premium Payments and benefits, each Contract’s circumstances will determine whether the Contract is a MEC.  In general, a Contract will be classified as a Modified Endowment Contract if the amount of Premiums paid into the Contract causes the Contract to fail the “7-pay test.”  A Contract will fail the 7-pay test if at any time in the first seven Contract years, the amount paid into the Contract exceeds the sum of the level Premiums that would have been paid at that point under a Contract that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the Contract during the first seven Contract years, for example, as a result of a partial withdrawal, the 7-pay test will have to be reapplied as if the Contract had originally been issued at the reduced face amount.  If there is a “material change” in the Contract’s benefits or other terms, even after the first seven Contract years, the Contract may have to be retested as if it were a newly issued Contract.  A material change can occur, for example, when there is an increase in the death benefit, which is due to the payment of an unnecessary Premium.  Unnecessary Premiums are Premiums paid into the Contract which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Contract years.  To prevent your Contract from becoming a modified endowment contract, it may be necessary to limit Premium Payments or to limit reductions in benefits.  A current or prospective Contract Owner should consult with a competent advisor to determine whether a Contract transaction will cause the Contract to be classified as a Modified Endowment Contract.

Distributions (Other Than Death Benefits) from Modified Endowment Contracts.  Contracts classified as Modified Endowment Contracts are subject to the following tax rules:

•
All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner’s investment in the Contract only after all gain has been distributed.

•	Loans taken from or secured by a Contract classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.
•
A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained Age 59½ or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner’s Beneficiary or designated Beneficiary.

If a Contract becomes a Modified Endowment Contract, distributions that occur during the Contract Year will be taxed as distributions from a Modified Endowment Contract.  In addition, distributions from a Contract within two years before it

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becomes a Modified Endowment Contract may be taxed in this manner.  This means that a distribution made from a Contract that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.

Distributions (Other Than Death Benefits) from Contracts that are not Modified Endowment Contracts.  Distributions (other than death benefits) from a Contract that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Owner’s investment in the Contract and only after the recovery of all investment in the Contract as taxable income.  However, certain distributions which must be made in order to enable the Contract to continue to qualify as a life insurance contract for Federal income tax purposes if Contract benefits are reduced during the first 15 Contract Years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Contract that is not a Modified Endowment Contract are generally not treated as distributions.  However, the tax consequences associated with preferred loans are less clear and you should consult a tax adviser about such loans.

Finally, neither distributions nor loans from or secured by a Contract that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

Investment in the Contract.  Your investment in the Contract is generally your aggregate Premiums.  When a distribution is taken from the Contract, your investment in the Contract is reduced by the amount of the distribution that is tax-free.

Contract Loans.  In general, interest on a Contract loan will not be deductible.  If a Contract loan is outstanding when a Contract is cancelled or lapses, the amount of the outstanding Loan Balance will be added to the amount distributed and will be taxed accordingly.  Before taking out a Contract loan, you should consult a tax adviser as to the tax consequences.

Multiple Contracts.  All Modified Endowment Contracts that are issued by Kansas City Life (or its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Owner’s income when a taxable distribution occurs.

Withholding.  To the extent that Contract distributions are taxable, they are generally subject to withholding for the recipient’s federal tax liability.  Recipients can generally elect, however, not to have tax withheld from distributions.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations.  The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents.  Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies.  In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence.  Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents.  Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.

Life Insurance Purchases by Residents of Puerto Rico. In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service recently announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Continuation of the Contract Beyond Age 100.  The tax consequences of continuing the Contract beyond the Insured’s 100th year are unclear.  You should consult a tax adviser if you intend to keep the Contract in force beyond the Insured’s 100th year.

Business Uses of the Contracts.  The Contracts can be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others.  The tax consequences of such arrangements may vary depending on the particular facts and circumstances.  If you are purchasing the Contract for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.  Moreover, Congress has over the years adopted new rules relating to life insurance owned by businesses.  Any business contemplating the purchase of a new Contract or a change in an existing Contract should consult a tax adviser.

Employer-owned Life Insurance Contracts. Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life

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insurance contract will generally be limited to the Premiums paid for such contract (although certain exceptions may apply in specific circumstances).  An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect Beneficiary under such contract.  It is the employer’s responsibility to verify the eligibility of the intended Insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j).  These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006.  A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Non-Individual Owners and Business Beneficiaries of Contracts. If a Contract is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code section 264, even where such entity’s indebtedness is in no way connected to the Contract.  In addition, under section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a Beneficiary of a Contract, this Contract could be treated as held by the business for purposes of the section 264(f) entity-holder rules.  Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an Owner or holder of a Contract, or before a business (other than a sole proprietorship) is made a Beneficiary of a Contract.

Accelerated Death Benefit Riders.  The tax consequences associated with adding or electing to receive benefits under each of the Accelerated Death Benefit/Living Benefits Rider, the Acceleration of Death Proceeds/Enhanced Living Benefits Rider, and the Accelerated Death Benefit/Terminal Illness Rider are unclear.  A tax adviser should be consulted about the consequences of adding this rider to a Contract or requesting payment under such riders.

Split-Dollar Arrangements.  The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements.  Consult a qualified tax adviser before entering into or paying additional Premiums with respect to such arrangements.

Additionally, the Sarbanes-Oxley Act of 2002 (the “Act”) prohibits, with limited exceptions, publicly traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers.  It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002.  Any affected business contemplating the payment of a Premium on an existing Contract, or the purchase of a new Contract, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the Contract or the Proceeds of a Contract under the federal corporate alternative minimum tax, if the Owner is subject to that tax.

Estate, Gift and Generation-Skipping Transfer Taxes.  The transfer of the policy or designation of a Beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes.  For example, when the Insured dies, the Death Proceeds will generally be includable in the Owner’s estate for purposes of federal estate tax if the Insured owned the policy.  If the Owner was not the Insured, the fair market value of the Contract would be included in the Owner’s estate upon the Owner’s death.  The Contract would not be includable in the Insured’s estate if the Insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of a life insurance Contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner.  Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Contract ownership and distributions under federal, state and local law.  The individual situation of each Owner or Beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy Proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

For 2014, the federal estate tax, gift tax, and GST tax exemptions and maximum rates are $5,340,000 and 40%, respectively.

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The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Medicare Tax on Investment Income. Beginning in 2013, a 3.8% tax may be applied to some or all of the taxable portion of some distributions from life insurance contracts (such as payments under certain settlement options) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.)  Please consult a tax advisor for more information.

Foreign Tax Credits.  We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under federal tax law.

OUR INCOME TAXES

At the present time, we make no charge for any Federal, state or local taxes (other than the premium expense charge that we incur that may be attributable to the Subaccounts or to the Contracts).  We do have the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that we determine is attributable to the Subaccounts or the Contracts.

Under current laws in several states, we may incur state and local taxes (in addition to Premium taxes).  These taxes are not now significant and we are not currently charging for them.  If they increase, we may deduct charges for such taxes.

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise.  Consult a tax adviser with respect to legislative developments and their effect on the Contract.

OTHER INFORMATION ABOUT THE CONTRACTS AND KANSAS CITY LIFE

SALE OF THE CONTRACTS

We have entered into a Distribution Agreement with our affiliate, Sunset Financial Services, Inc., for the distribution and sale of the Contracts.  Sunset Financial sells the Contracts through its registered representatives.  Sunset Financial also may enter into selling agreements with other broker-dealers ("selling firms") that in turn may sell the Contracts through their registered representatives.

We pay commissions to Sunset Financial for the sale of the Contracts by its registered representatives as well as selling firms.  The maximum commissions payable for sales by Sunset Financial are:  125% of Premiums up to one target Premium and 2% of Premiums above that amount paid in the first Contract Year; 2% of target Premium in Contract Years 2 through 10; and 1% of target Premium paid in Contract Years thereafter.  There is an asset based trail commission of 0.15% of the account value in years eight and beyond.  When policies are sold through other selling firms, the commissions paid to such selling firms do not exceed the amounts described above payable to Sunset Financial.  For Premiums received following an increase in Specified Amount, commissions on such Premiums are paid based on the target Premium for the increase in accordance with the commission rates described above.  We also pay commissions for substandard risk and rider Premiums based on our rules at the time of payment.  Sunset Financial may pay additional compensation from its own resources to selling firms based on the level of Contract sales or Premium Payments.

Sunset Financial passes through commissions it receives and does not retain any override as principal underwriter for the Contracts.  However, under the Distribution Agreement with Sunset Financial, we pay the following sales expenses:  registered representative training allowances; deferred compensation and insurance benefits of registered persons; advertising expenses; and all other expenses of distributing the Contracts.  We also pay for Sunset Financial’s operating and other expenses.  Sunset Financial registered representatives and their managers are eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that Kansas City Life offers.  These programs include conferences, seminars, meals, entertainment, payment for travel, lodging, prizes, and awards, subject to applicable regulatory requirements.  Sales of the Contracts may help registered representatives and their managers qualify for such benefits.  Because they are also appointed insurance agents of Kansas City Life, Sunset Financial registered representatives may receive other payments from Kansas City Life for services that do not directly involve the sale of the Contracts, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services.

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Other selling firms may share commissions and additional amounts received for sales of the Contracts with their registered representatives in accordance with their programs for compensating registered representatives.  These programs may also include other types of cash and non-cash compensation and other benefits.  Ask your registered representative for further information about what your registered representative and the selling firm for which he or she works may receive in connection with your purchase of a Contract.

American Century® Variable Portfolios II, Inc., Columbia Funds Series Trust I, Columbia Funds Series Trust II, Federated Insurance Series, Fidelity® Variable Insurance Products Contrafund® Portfolio, Fidelity® Variable Insurance Products, and Franklin Templeton Variable Insurance Products Trust each have adopted a Distribution Plan in connection with its 12b-1 shares, and each, under its respective agreement with Sunset Financial, currently pays Sunset Financial fees in consideration of distribution services provided and expenses incurred in the performance of Sunset Financial’s obligations under such agreements.  All or some of these payments may be passed on to selling firms that have entered into a selling agreement with Sunset Financial.  The Distribution Plans have been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows funds to pay fees to those who sell and distribute fund shares out of fund assets.  Under the Distribution Plan, fees ranging up to 0.25% of Variable Account assets invested in the Funds are paid to Sunset Financial for its distribution-related services and expenses under such agreement.

Commissions and other incentives or payment described above are not charged directly to Contract Owners or the Variable Account.  However, commissions and other incentives or payments described above are reflected in the fees and charges that Contract Owners do pay directly or indirectly.

TELEPHONE, FACSIMILE, ELECTRONIC MAIL AND INTERNET AUTHORIZATIONS

You may request the following transactions by telephone, facsimile, electronic mail or via the Kansas City Life website, if you provided proper authorization to us:

•	transfer of Contract Value;
•	change in Premium allocation;
•	change in dollar cost averaging;
•	change in portfolio rebalancing; or
•	Contract loan.

In addition, you may make a partial surrender request by telephone if you have provided proper authorization to us.

We may suspend these privileges at any time if we decide that such suspension is in the best interests of Contract Owners.

We accept Written Requests transmitted by facsimile, but reserve the right to require you to send us the original Written Request.

Electronic mail requests that are received at customerservice@kclife.com before 3:00 p.m. Central Time on a Valuation Day will be processed on that Valuation Day.  If we receive a request after the New York Stock Exchange closes for normal trading (currently, 3:00 p.m. Central Time), we will process the order using the Subaccount Accumulation Unit value determined at the close of the next regular business session of the New York Stock Exchange. If an incomplete request is received, we will notify you as soon as possible by return e-mail.  Your request will be honored as of the Valuation Day when all required information is received.

Requests can also be made by accessing your account on the Internet at http://www.kclife.com.  Requests received before 3:00 p.m. Central Time on a Valuation Day will be processed on that Valuation Day.  If we receive a request after the New York Stock Exchange closes for normal trading, we will process the order using the Subaccount Accumulation Unit value determined at the close of the next regular business session of the New York Stock Exchange.  If any of the fields are left incomplete, the request will not be processed and you will receive an error message.  Your request will be honored as of the Valuation Day when all required information is received.  You will receive a confirmation in the mail of the changes made within five days of your request.

We will employ reasonable procedures to confirm that instructions communicated to us by telephone, facsimile, or email are genuine.  If we follow those procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions.

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The procedures we will follow for telephone privileges include requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation of the transaction, and making a tape recording of the instructions given by telephone.  The procedures we will follow for facsimile and email communications include verification of policy number, social security number and date of birth.

Telephone, facsimile, electronic mail systems and the website may not always be available.  Any telephone, facsimile, electronic mail system or Internet connection, whether it is yours, your service provider’s, your registered representative’s, or ours, can experience outages or slowdowns for a variety of reasons.  These outages may delay or prevent our processing of your request.  Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.  If you are experiencing problems, you should make your request by writing to our Home Office.

LITIGATION

The life insurance industry, including Kansas City Life, has been subject to an increase in litigation in recent years.  Such litigation has been pursued on behalf of purported classes of policyholders and other claims and legal actions in jurisdictions where juries often award punitive damages, which are grossly disproportionate to actual damages.

Although no assurances can be given and no determinations can be made at this time, management believes that the ultimate liability, if any, with respect to these claims and actions, would have no material effect on the Company’s business, results of operations or financial position.

CHANGE OF ADDRESS NOTIFICATION

To protect you from fraud and theft, Kansas City Life may verify any changes you request by sending a confirmation of the change to both your old and new addresses.  Kansas City Life may also call you to verify the change of address.

FINANCIAL STATEMENTS

Kansas City Life's financial statements and the financial statements for the Variable Account are included in the Statement of Additional Information.

Kansas City Life's financial statements should be distinguished from financial statements of the Variable Account. You should consider Kansas City Life's financial statements only as an indication of Kansas City Life's ability to meet its obligations under the Contracts.  Please note that in addition to Fixed Account allocations, general account assets are used to guarantee the payment of living and death benefits under the Contracts.  To the extent that Kansas City Life is required to pay you amounts in addition to your Contract Value under these benefits, such amounts will come from general account assets.  You should be aware that Kansas City Life’s invested assets, primarily including fixed income securities, are subject to customary risks of credit defaults and changes in fair value.  Factors that may affect the overall default rate on and fair value of  Kansas City Life’s invested assets include interest rate levels and changes, availability and cost of liquidity, financial market performance, and general economic conditions, as well as particular circumstances affecting the businesses of individual borrowers and tenants.  Kansas City Life’s financial statements include a further discussion of risks inherent within general account investments.  However, you should not consider Kansas City Life’s financial statements as having an effect on the investment performance of the assets held in the Variable Account.

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DEFINITIONS

Accumulation Unit	An accounting unit used to measure the net investment results of each of the Subaccounts.

Age	The Insured’s Age on the birthday closest to the Contract Date. Age means the issue age plus the number of completed Contract Years. The Contract is issued at the age shown in the Contract.

Allocation Date
The date we apply your initial Premium to your Contract.  We allocate this Premium to the Federated Prime Money Fund II Subaccount where it remains until the Reallocation Date. The Allocation Date is the later of the date we approve your application or the date we receive the initial Premium at our Home Office.

Beneficiary	The person you designate to receive any Proceeds payable at the death of the Insured.

Cash Surrender Value	The Contract Value less any applicable Surrender Charge and any Contract Loan Balance.

Contract Anniversary	The same day and month as the Contract Date each year that the Contract remains in force.

Contract Date	The date on which coverage takes effect. Contract Months, Years and Anniversaries are measured from the Contract Date.

Contract Value	Measure of the value in your Contract. It is the sum of the Variable Account Value and the Fixed Account Value which includes the Loan Account Value.

Contract Year	Any period of twelve months starting with the Contract Date or any Contract Anniversary.

Coverage Options
Death benefit options available which affect the calculation of the death benefit.  Option A provides a death benefit at least equal to the Specified Amount.  Option B provides a death benefit at least equal to the Specified Amount plus the Contract Value.  Option C provides a death benefit at least equal to the Specified Amount plus Premiums paid, minus the amount of any partial surrenders.

Death Proceeds	The amount of Proceeds payable upon the Insured's death.

Fixed Account Value	Measure of value accumulating in the Fixed Account.

Grace Period
A 61-day period we provide when there is insufficient value in your Contract and after which the Contract will terminate unless you pay additional Premiums.  This period of time gives you the chance to pay enough Premiums to keep your Contract in force.

Guaranteed Monthly Premium	A Premium amount which when paid guarantees that your Contract will not lapse during the Guaranteed Payment Period.

Guaranteed Payment Period	The period of time during which we guarantee that your Contract will not lapse if you pay the Guaranteed Monthly Premiums.

Home Office
When the term "Home Office" is used in this Prospectus in connection with transactions under the Contract, it means our Variable Administration office.  Transaction requests and other types of Written Notices should be sent to P.O. Box 219364, Kansas City, Missouri 64121-9364.  The telephone number at our Variable Administration office is 800-616-3670.

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Insured	The person whose life we insure under the Contract.

Loan Account	Used to track loan amounts and accrued interest. It is part of the Fixed Account.

Loan Account Value	Measure of the amount of Contract Value assigned to the Loan Account.

Loan Balance	The sum of all outstanding Contract loans plus accrued interest.

Monthly Anniversary Day	The day of each month on which we make the Monthly Deduction. It is the same day of each month as the Contract Date, or the last day of the month for those months not having such a day.

Monthly Deduction
The amount we deduct from the Contract Value to pay the cost of insurance charge, monthly expense charge, any applicable increase expense charge, and any charges for supplemental and/or rider benefits.  We make the Monthly Deduction as of each Monthly Anniversary Day.

Net Investment Factor	An index used to measure Subaccount performance.

Owner, You, Your	The person entitled to exercise all rights and privileges of the Contract.

Planned Premiums	The amount and frequency of Premiums you chose to pay in your last instructions to us. This is the amount we will bill you. It is only an indication of your preferences as to future Premiums.

Premium(s)/Premium Payment(s)	The amount(s) you pay to purchase the Contract. It includes both Planned Premiums and Unscheduled Premiums.

Proceeds	The total amount we are obligated to pay.

Reallocation Date
The date on which the Contract Value we initially allocated to the Federated Prime Money Fund II Subaccount on the Allocation Date is allocated to the Subaccounts and/or to the Fixed Account.  We allocate the Contract Value based on the Premium allocation percentages you specify in the application.  The Reallocation Date is 30 days after the Allocation Date.

Specified Amount	The amount of insurance coverage on the Insured. The actual death benefit will depend upon whether Option A, Option B or Option C is in effect at the time of death.

Subaccounts	The divisions of the Variable Account. The assets of each Subaccount are invested in a portfolio of a designated mutual fund.

Subaccount Value	Measure of the value in a particular Subaccount.

Unscheduled Premium	Any Premium other than a Planned Premium.

Valuation Day
Each day on which the New York Stock Exchange is open for business.  Currently the New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.  The New York Stock Exchange and Kansas City Life recognize holidays that fall on a Saturday on the previous Friday.  Kansas City Life will recognize holidays that fall on a Sunday on the following Monday.

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Valuation Period
The interval of time beginning at the close of normal trading on the New York Stock Exchange on one Valuation Day and ending at the close of normal trading on the New York Stock Exchange on the next Valuation Day.  Currently, the close of normal trading occurs at 3 p.m. Central Time.  The term "Valuation Period" is used in this Prospectus to specify, among other things, when a transaction order or request is deemed to be received by us at our Variable Administration Office.

Variable Account Value	The Variable Account Value is equal to the sum of all Subaccount Values of a Contract.

We, Our, Us	Kansas City Life Insurance Company

Written Notice/Written Request
A Written Notice or Written Request in a form satisfactory to us that is signed by the Owner and received at the Home Office.  Under certain circumstances as described in this Prospectus, Written Notice/Written Request may be satisfied by telephone, facsimile, electronic mail and Internet.

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APPENDIX A

Initial Surrender Charge Factors

Per $1,000 of Specified Amount

Issue Age	Female	Male	Issue Age	Female	Male	Issue Age	Female	Male	Issue Age	Female	Male
0	6.02	6.45	23	12.77	13.68	46	23.84	27.25	69	42.53	42.85
1	6.02	6.45	24	13.26	14.21	47	24.05	27.49	70	42.97	42.97
2	6.02	6.45	25	13.78	14.76	48	24.29	27.76	71	43.26	43.60
3	6.02	6.45	26	14.39	15.42	49	24.56	28.06	72	43.43	43.78
4	6.02	6.45	27	15.05	16.13	50	24.86	28.42	73	43.47	43.83
5	6.02	6.45	28	15.76	16.89	51	25.23	28.83	74	43.76	44.12
6	6.52	6.99	29	16.51	17.69	52	25.65	29.31	75	43.92	44.28
7	6.99	7.49	30	16.69	18.54	53	26.15	29.89	76	44.07	44.43
8	7.42	7.95	31	17.47	19.41	54	26.73	30.54	77	44.21	44.58
9	7.83	8.39	32	18.24	20.27	55	27.30	31.20	78	44.34	44.71
10	8.22	8.81	33	19.01	20.42	56	28.01	32.02	79	44.46	44.84
11	8.58	9.20	34	19.74	21.20	57	28.83	32.94	80	44.58	45.00
12	8.93	9.57	35	20.40	21.91	58	29.74	33.98	81	44.00	45.00
13	9.28	9.95	36	20.78	22.49	59	30.76	35.15	82	44.00	45.00
14	9.62	10.31	37	21.38	22.97	60	31.89	36.45	83	44.00	45.00
15	9.94	10.65	38	21.76	23.37	61	33.14	37.87	84	43.75	45.00
16	10.26	11.00	39	22.06	24.35	62	34.48	39.41	85	43.25	45.00
17	10.58	11.34	40	22.29	24.77	63	35.97	41.10
18	10.91	11.69	41	23.28	24.95	64	37.56	41.59
19	11.23	12.03	42	23.41	25.08	65	39.27	41.79
20	11.56	12.39	43	23.49	25.17	66	40.45	42.21
21	11.93	12.78	44	23.58	25.26	67	41.25	42.46
22	12.33	13.22	45	23.66	27.04	68	41.96	42.58

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APPENDIX B

Surrender Charge Percentages of Initial Surrender Charge Factor

Surrender Charge Percentages of Initial Surrender Charge Factors End of Contract Year
Do not grade between Years 15-16

	Ages-------->
Year	0-15	16-45	46-50	51-55	56-60	61-65	66-70	71+

1	50%	45%	50%	65%	75%	85%	95%	100%
2	75%	73%	75%	83%	88%	93%	98%	100%
3	100%	100%	100%	100%	100%	100%	100%	100%
4	100%	100%	100%	100%	100%	100%	100%	100%
5	100%	100%	100%	100%	100%	100%	100%	100%
6	90%	90%	90%	90%	90%	90%	90%	90%
7	80%	80%	80%	80%	80%	80%	80%	80%
8	70%	70%	70%	70%	70%	70%	70%	70%
9	60%	60%	60%	60%	60%	60%	60%	60%
10	50%	50%	50%	50%	50%	50%	50%	50%
11	40%	40%	40%	40%	40%	40%	40%	40%
12	32%	32%	32%	32%	32%	32%	32%	32%
13	24%	24%	24%	24%	24%	24%	24%	24%
14	16%	16%	16%	16%	16%	16%	16%	16%
15	8%	8%	8%	8%	8%	8%	8%	8%
16+	0%	0%	0%	0%	0%	0%	0%	0%

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STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY ABOUT KANSAS CITY LIFE	1
ADDITIONAL CONTRACT INFORMATION	1
SPECIALIZED USES OF THE CONTRACT	1
INCONTESTABILITY	1
SUICIDE EXCLUSION	1
MISSTATEMENT OF AGE OR SEX	1
ASSIGNMENT	2
REDUCED CHARGES FOR ELIGIBLE GROUPS	2
ADDITIONAL PREMIUM INFORMATION	2
GENERALLY	2
PLANNED PREMIUMS	2
PREMIUMS TO PREVENT LAPSE	2
UNDERWRITING REQUIREMENTS	3
SALE OF THE CONTRACTS	3
PERFORMANCE DATA	4
YIELDS AND TOTAL RETURNS	4
MONEY MARKET SUBACCOUNT YIELDS	4
TOTAL RETURNS	5
OTHER INFORMATION	5
RESOLVING MATERIAL CONFLICTS	5
MINIMUM GUARANTEED AND CURRENT INTEREST RATES	6
LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS	6
REPORTS TO CONTRACT OWNERS	6
EXPERTS	6
LEGAL MATTERS	7
ADDITIONAL INFORMATION	7
FINANCIAL STATEMENTS	7

The Statement of Additional Information contains additional information about the Variable Account and Kansas City Life, including more information concerning compensation paid for the sale of Contracts.  To learn more about the Contract, you should read the Statement of Additional Information dated the same date as this Prospectus.  You may obtain a copy of the Statement of Additional Information, personalized illustrations of death benefits, net cash surrender values and cash values, without charge, by calling 1-800-616-3670 or by writing to us at Kansas City Life Insurance Company, 3520 Broadway, P.O. Box 219364, Kansas City, Missouri 64121-9364.

The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus and is legally a part of this Prospectus.  The SEC maintains an Internet website (http://www.sec.gov) that contains the Statement of Additional Information and other information about us and the Contract.  Information about us and the Contract (including the Statement of Additional Information) may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington, DC  20549.  Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

Investment Company Act of 1940 Registration File No. 811-09080

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Kansas City Life Insurance Company

3520 Broadway

P.O. Box 219364

Kansas City, Missouri 64121-9364

(800) 616-3670

Statement of Additional Information

Kansas City Life Variable Life Separate Account

Individual Flexible Premium Variable Life Insurance Contract

This Statement of Additional Information contains information in addition to the information described in the Prospectus for the individual flexible premium variable life insurance contract (the "Contract") we offer. This Statement of Additional Information is not a Prospectus and you should read it only in conjunction with the Prospectus for the Contract and the prospectuses for the Funds.  The Prospectus is dated the same as this Statement of Additional Information. You may obtain a copy of the Prospectus by writing or calling Kansas City Life at the address or phone number shown above.

The date of this Statement of Additional Information is May 1, 2014.

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY ABOUT KANSAS CITY LIFE	1
ADDITIONAL CONTRACT INFORMATION	1
SPECIALIZED USES OF THE CONTRACT	1
INCONTESTABILITY	1
SUICIDE EXCLUSION	1
MISSTATEMENT OF AGE OR SEX	1
ASSIGNMENT	2
REDUCED CHARGES FOR ELIGIBLE GROUPS	2
ADDITIONAL PREMIUM INFORMATION	2
GENERALLY	2
PLANNED PREMIUMS	2
PREMIUMS TO PREVENT LAPSE	2
UNDERWRITING REQUIREMENTS	3
SALE OF THE CONTRACTS	3
PERFORMANCE DATA	4
YIELDS AND TOTAL RETURNS	4
MONEY MARKET SUBACCOUNT YIELDS	4
TOTAL RETURNS	5
OTHER INFORMATION	5
RESOLVING MATERIAL CONFLICTS	5
MINIMUM GUARANTEED AND CURRENT INTEREST RATES	6
LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS	6
REPORTS TO CONTRACT OWNERS	6
EXPERTS	6
LEGAL MATTERS	7
ADDITIONAL INFORMATION	7
FINANCIAL STATEMENTS	7

GENERAL INFORMATION AND HISTORY ABOUT KANSAS CITY LIFE

Established in 1895 in Kansas City, Missouri, Kansas City Life Insurance Company serves policyholders in 48 states and the District of Columbia, except New York and Vermont. Kansas City Life offers a wide variety of product lines that include universal life, term life, interest sensitive whole life, annuities and group products. The company and its subsidiaries reach a wide range of markets with financial services that include insurance and investments.

ADDITIONAL CONTRACT INFORMATION

SPECIALIZED USES OF THE CONTRACT

Because the Contract provides for an accumulation of cash value as well as a death benefit, the Contract can be used for various individual and business financial planning purposes. Purchasing the Contract in part for such purposes entails certain risks. For example, if the investment performance of Subaccounts to which Variable Account Value is allocated is poorer than expected or if sufficient Premiums are not paid, the Contract may lapse or may not accumulate enough value to fund the purpose for which you purchased the Contract. Partial surrenders and Contract loans may significantly affect current and future values and Proceeds. A loan may cause a Contract to lapse, depending upon Subaccount investment performance and the amount of the loan. Before purchasing a Contract for a specialized purpose, you should consider whether the long-term nature of the Contract is consistent with the purpose for which you are considering it. Using a Contract for a specialized purpose may have tax consequences. (See “TAX CONSIDERATIONS” in the Prospectus.)

INCONTESTABILITY

After the Contract has been in force during the Insured’s lifetime for two years from the Contract Date, we may not contest it unless it lapses.

We will not contest any increase in the Specified Amount after the increase has been in force during the Insured’s lifetime for two years following the effective date of the increase (we will not contest any increase in the Specified Amount in Wyoming) unless the Contract lapses.

If a Contract lapses and is reinstated, we cannot contest the reinstated Contract after it has been in force during the Insured’s lifetime for two years from the date of the reinstatement application unless the Contract lapses.

SUICIDE EXCLUSION

If the Insured dies by suicide, while sane or insane, within two years of the Contract Date (one year in Colorado, Missouri, and North Dakota), the amount payable will be equal to the Contract Value less any Loan Balance.

If the Insured dies by suicide, while sane or insane, within two years after the effective date of any increase in the Specified Amount (one year in Colorado, Missouri, and North Dakota), the amount payable associated with such increase will be limited to the cost of insurance charges associated with the increase.

MISSTATEMENT OF AGE OR SEX

If it is determined that the Age or sex of the Insured as stated in the Contract is not correct, while the Contract is in force and the Insured is alive, we will adjust the Contract Value. The adjustment will be the difference between the following amounts accumulated at 3% interest annually. The two amounts are:

•	the cost of insurance deductions that have been made; and
•	the cost of insurance deductions that should have been made.

If after the death of the Insured while this Contract is in force, it is determined the Age or sex of the Insured as stated in the Contract is not correct, the death benefit will be the net amount at risk that the most recent cost of insurance deductions at the correct Age and sex would have provided plus the Contract Value on the date of death (not applicable in Indiana).

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ASSIGNMENT

You may assign the Contract in accordance with its terms. In order for any assignment to bind us, it must be in writing and filed at the Home Office. When we receive a signed copy of the assignment, your rights and the interest of any Beneficiary (or any other person) will be subject to the assignment. We assume no responsibility for the validity or sufficiency of any assignment. An assignment is subject to any Indebtedness.  We will send notices to any assignee we have on record concerning amounts required to be paid during a Grace Period in addition to sending these notices to you.  An assignment may have tax consequences.

REDUCED CHARGES FOR ELIGIBLE GROUPS

We may reduce the sales and administration charges for Contracts issued to a class of associated individuals or to a trustee, employer or similar entity. We may reduce these charges if we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses. We will make any reductions in accordance with our rules in effect at the time of the application. The factors we will consider in determining the eligibility of a particular group and the level of the reduction are as follows:

•	nature of the association and its organizational framework;
•	method by which sales will be made to the members of the class;
•	facility with which Premiums will be collected from the associated individuals;
•	association’s capabilities with respect to administrative tasks;
•	anticipated persistency of the Contract;
•	size of the class of associated individuals;
•	number of years the association has been in existence; and
•	any other such circumstances which justify a reduction in sales or administrative expenses.

Any reduction will be reasonable, will apply uniformly to all prospective Contract purchases in the class and will not be unfairly discriminatory to the interests of any Contract holder.

ADDITIONAL PREMIUM INFORMATION

GENERALLY

Premiums must be made by check payable to Kansas City Life Insurance Company or by any other method that Kansas City Life deems acceptable. Kansas City Life may specify the form in which a Premium Payment must be made in order for the Premium to be in "good order." Ordinarily, a check will be deemed to be in good order upon receipt, although Kansas City Life may require that the check first be converted into federal funds. In addition, for a Premium to be received in "good order," it must be accompanied by all required supporting documentation, in whatever form required.

PLANNED PREMIUMS

Each Premium after the initial Premium must be at least $25. Kansas City Life may increase this minimum limit 90 days after sending the Owner a Written Notice of such increase. Subject to the limits described in the Prospectus, the Owner can change the amount and frequency of Planned Premiums by sending Written Notice to the Home Office. Kansas City Life, however, reserves the right to limit the amount of a Premium Payment or the total Premiums paid, as discussed in the Prospectus.

PREMIUMS TO PREVENT LAPSE

Failure to pay Planned Premiums will not necessarily cause a Contract to lapse. Conversely, paying all Planned Premiums will not guarantee that a Contract will not lapse. The conditions that will result in the Owner's Contract lapsing will vary, as follows, depending on whether a Guaranteed Payment Period is in effect.

•
During the Guaranteed Payment Period. A grace period starts if on any Monthly Anniversary Day the Cash Surrender Value is less than the amount of the Monthly Deduction and the accumulated Premiums paid as of the Monthly Anniversary Day are less than required to guarantee the Contract will not lapse during the Guaranteed Payment Period.  The Premium required to keep the Contract in force will be an amount equal to the lesser of:  (1) the

2

amount to guarantee the Contract will not lapse during the Guaranteed Payment Period less the accumulated Premiums paid; and (2) an amount sufficient to provide a Cash Surrender Value equal to three Monthly Deductions.
•
After the Guaranteed Payment Period. A grace period starts if the Cash Surrender Value on a Monthly Anniversary Day will not cover the Monthly Deduction. A Premium sufficient to provide a Cash Surrender Value equal to three Monthly Deductions must be paid during the grace period to keep the Contract in force.

UNDERWRITING REQUIREMENTS

Kansas City Life currently places Insureds into one of the five risk classes, based on underwriting:  Preferred Tobacco, Standard Tobacco, Standard Non-tobacco, Preferred Non-tobacco, or Preferred Elite Non-tobacco.  An Insured may be placed in a substandard risk class, which involves a higher mortality risk than the Standard Tobacco or Standard Non-tobacco classes.  In an otherwise identical Contract, an Insured in the standard risk class will have a lower cost of insurance rate than an Insured in a substandard risk class.  Standard Non-tobacco and Preferred Non-Tobacco rates are available for Issue Ages 0-80.  Standard Tobacco, Preferred Non-tobacco and Preferred Elite Non-Tobacco rates are available for Issue Ages 15-80.  Contracts with a Specified Amount of $500,000 and above currently are subject to a lower level of cost of insurance charges.

•
The Preferred Non-tobacco risk class is generally only available if the Specified Amount equals or exceeds $100,000 Ages 15-49, and $50,000 Ages 50 and above.  Preferred Insureds generally will incur lower cost of insurance rates than Insureds who are classified as non-tobaccos.

•
Non-tobacco Insureds will generally incur lower cost of insurance rates than Insureds who are classified as Preferred Tobacco and Standard Tobacco.  If an Insured does not qualify as a non-tobacco, cost of insurance rates will remain as shown in the Contract. However, if the Insured does qualify as a non-tobacco, the cost of insurance rates will be changed to reflect the non-tobacco classification.

•
We may place an Insured into a substandard risk class for a temporary period of time due to occupation, avocation or certain types of health conditions.  We also may place an Insured into a substandard risk class permanently.  These permanent ratings can be reviewed after the policy has been in force for 2 years.

SALE OF THE CONTRACTS

We offer the Contracts to the public on a continuous basis through Sunset Financial Services, Inc. (“Sunset Financial”).  We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering.

Sunset Financial is responsible for distributing the Contracts pursuant to an Underwriting Agreement with us.  Sunset Financial serves as principal underwriter for the Contracts.  Sunset Financial, incorporated in the state of Washington on April 23, 1964, is a wholly owned subsidiary of Kansas City Life Insurance Company, and has its principal business address at P.O. Box 219365, Kansas City, Missouri 64121-9365.  Sunset Financial is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 (the “1934 Act”), and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).  Sunset Financial is a member of the Securities Investor Protection Corporation.

Sunset Financial offers the Contracts through its registered representatives.  Sunset Financial may also enter into selling agreements with other broker-dealers for sales of the Contracts through their registered representatives.  Registered representatives must be licensed as insurance agents and appointed by us.

We pay commissions to Sunset Financial for sales of the Contracts, which Sunset Financial shares with its registered representatives and also with broker-dealers who have entered into selling agreements.

Sunset Financial received sales compensation with respect to all variable contracts in the following amounts during the periods indicated:

Fiscal Year	Aggregate Amount of Commissions Paid to Sunset Financial*	Aggregate Amount of Commissions Retained by Sunset Financial After Payments to its Registered Persons and Other Broker-Dealers
2011	$1,813,636.00	$177,623.00
2012	$1,774,007.00	$188,084.00
2013	$1,853,606.00	$135,891.00
* Includes sales compensation paid to registered persons of Sunset Financial.

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PERFORMANCE DATA

YIELDS AND TOTAL RETURNS

From time to time, we may advertise or include in sales literature historical performance data, including yields, effective yields, and annual total returns for the Subaccounts. These figures are based on historical earnings and do not indicate or project future performance.  Effective yields and total returns for a Subaccount are based on the investment performance of the corresponding Portfolio of a Fund. A Portfolio’s performance reflects the Portfolio’s expenses. See the prospectuses for the Funds.

In advertising and sales literature, the performance of each Subaccount may be compared to the performance of other variable life insurance issuers in general or to the performance of particular types of variable life insurance investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the Subaccounts.  Advertising and sales literature may also compare the performance of each Subaccount to the Standard & Poor’s Composite Index of 500 stocks, a widely used measure of stock performance.

We may also report other information, including the effect of tax-deferred compounding on a Subaccount’s investment returns, or returns in general, which may be illustrated by tables, graphs, or charts. All income and capital gains derived from Subaccount investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying Portfolio’s investment experience is positive.

Performance information reflects only the performance of a hypothetical investment during the particular time period on which the calculations are based. Average annual total return figures are based on historical earnings and are not intended to indicate future performance. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the underlying Portfolio in which a Subaccount invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

You also should refer to your personalized illustrations, which illustrate variations of Contract Values, Cash Surrender Values and death benefits under your Contract.

MONEY MARKET SUBACCOUNT YIELDS

The current yield of the Federated Prime Money Fund II (“Money Market Subaccount”) refers to the annualized investment income generated by an investment in the Money Market Subaccount over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment; it is calculated in a manner which does not take into consideration any realized or unrealized gains or losses or income other than investment income on shares of the underlying Portfolio or on its portfolio securities.

This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and exclusive of income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a Contract having a balance of one Accumulation Unit in the Money Market Subaccount at the beginning of the period, dividing the net change in Money Market Subaccount Value by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects: (1) net investment income of the Portfolio attributable to the hypothetical account; and (2) “common” charges and deductions (as explained below) imposed under the Contract, which are attributable to the hypothetical account.

The effective yield of the Money Market Subaccount determined on a compounded basis for the same seven-day period may also be quoted.  The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested.  The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The Money Market Subaccount’s yield is affected by changes in interest rates on money market securities, the average portfolio maturity of the underlying Portfolio, the types of quality of portfolio securities held by the underlying Portfolio, and the underlying Portfolio’s operating expenses. During extended periods of low interest rates, the yields of the Money Market Subaccount (or any Subaccount investing in a money market portfolio) may also become extremely low and

4

possibly negative. Yields on amounts held in the Money Market Subaccount may also be presented for periods other than a seven-day period.

TOTAL RETURNS

The total return of a Subaccount refers to return quotations assuming an investment under a Contract has been held in the Subaccount for various periods of time including, but not limited to, a period measured from the date the Subaccount commenced operations. For periods prior to the date a Subaccount commenced operations, performance information for Contracts funded by that Subaccount may also be calculated based on the performance of the corresponding Portfolio and the assumption that the Subaccount was in existence for the same periods as those indicated for the Portfolio, with the current level of Contract charges.  The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the value of that investment (reflecting only Common Charges, as described below) as of the last day of each of the periods for which total return quotations are provided. The ending date for each period for which total return quotations are provided will normally be for the most recent calendar quarter, considering the type and media of the communication and will be stated in the communication. Average annual total return information shows the average percentage change in the value of an investment in the Subaccount from the beginning date of the measuring period to the end of that period.

Until a Subaccount has been in operation for 1, 5, and 10 years, respectively, we will include quotes of average annual total return for the period measured from the Subaccount’s inception. When a Subaccount has been in operation for 1, 5, and 10 years, respectively, the average annual total return for these periods will be provided. Average annual total returns for other periods of time may, from time to time, also be disclosed. Average annual total return for the Subaccounts may include information for the period before any policies were registered under the Securities Act of 1933, from the inception of the Subaccounts, with the level of Contract charges currently in effect.

Average annual total returns reflect total underlying Portfolio expenses and certain Contract fees and charges assumed to apply to all Contract owners, including the mortality and expense risk charge (“Common Charges”).  However, charges such as cost of insurance charges, which are based on certain factors, such as the Insured’s age, sex, number of completed Contract years, Specified Amount, and risk class, and which therefore vary with each Contract, are not reflected in average annual total returns, nor are the Premium expense charge or any charges assessed on surrender, partial surrender, or transfer (“Non-Common Charges”). If Non-Common Charges were deducted, performance would be significantly lower.

Because of the charges and deductions imposed under a Contract, performance data for the Subaccounts will be lower than performance data for their corresponding Portfolios.  The performance of a Subaccount will be affected by expense reimbursements and fee waivers applicable to the corresponding Portfolio.  Without these reimbursements and waivers, performance would be lower.

Performance for any given past period is not an indication or representation of future performance. The performance of each Subaccount will fluctuate on a daily basis.

From time to time, sales literature or advertisements may also quote average annual total returns for periods prior to the date a Subaccount commenced operations. This performance information for the Subaccounts will be calculated based on the performance of the Portfolios and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Portfolios, with the level of Contract charges currently in effect.

From time to time, sales literature or advertisements may also quote average annual total returns for the underlying Funds that reflect all underlying Fund fees and expenses, but do not reflect the deduction of Contract-level expenses (either Common Charges or Non-Common Charges).  Because of the charges and deductions imposed under the Contract, performance data for the Subaccounts will be lower than performance data for their corresponding Funds.

OTHER INFORMATION

RESOLVING MATERIAL CONFLICTS

The Funds presently serve as the investment medium for the Contracts. In addition, the Funds are available to registered separate accounts of other insurance companies offering variable annuity and variable life insurance contracts. We do not currently foresee any disadvantages to you resulting from the Funds selling shares to fund products other than the Contracts. However, there is a possibility that a material conflict of interest may arise between Contract Owners and the

5

owners of variable contracts issued by other companies whose values are allocated to one of the Funds. Shares of some of the Funds may also be sold to certain qualified pension and retirement plans qualifying under section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interests of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of a material conflict, we will take any necessary steps, including removing the Variable Account from that Fund, to resolve the matter. The Board of Directors of each Fund will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts. See the accompanying prospectuses of the Funds for more information.

MINIMUM GUARANTEED AND CURRENT INTEREST RATES

We guarantee to credit the Fixed Account Value with a minimum 3% effective annual interest rate. We intend to credit the Fixed Account Value with current interest rates in excess of the 3% minimum, but we are not obligated to do so. Current interest rates are influenced by, but don’t necessarily correspond to, prevailing general market interest rates. We will determine current interest rates. You assume the risk that the interest we credit may not exceed the guaranteed rate. Since we anticipate changing the current interest rate from time to time, we will credit different allocations with different interest rates, based upon the date amounts are allocated to the Fixed Account. We may change the interest rate credited to allocations from Premiums or new transfers at any time. We will not change the interest rate more than once a year on amounts in the Fixed Account.

For the purpose of crediting interest, we currently account for amounts deducted from the Fixed Account on a last-in, first-out (“LIFO”) method. We may change the method of crediting from time to time, provided that such changes do not have the effect of reducing the guaranteed rate of interest below 3%.  We may also shorten the period for which the interest rate applies to less than a year (except for the year in which an amount is received or transferred).

LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS

Cost of insurance rates for Contracts generally distinguish between males and females.  Thus, Premiums and benefits under Contracts covering males and females of the same Age will generally differ. (In some states, the cost of insurance rates don't vary by sex.)

We also offer Contracts that don’t distinguish between male and female rates where required by state law. Employers and employee organizations considering purchase of a Contract should consult with their legal advisers to determine whether purchase of a Contract based on sex-distinct cost of insurance rates is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law. We will make available to such prospective purchasers Contracts with cost of insurance rates that don’t distinguish between males and females.

REPORTS TO CONTRACT OWNERS

At least once each Contract Year, we will send you a report showing updated information about the Contract since the last report, including any information required by law. We will also send you an annual and semi-annual report for each Fund or Portfolio underlying a Subaccount to which you have allocated Contract Value. This will include a list of the securities held in each Fund, as required by the 1940 Act. In addition, we will send you written confirmation of all Contract transactions.

EXPERTS

The consolidated financial statements of Kansas City Life Insurance Company as of December 31, 2013 and 2012 and for each of the years in the three-year period ended December 31, 2013; the statements of net assets of the Kansas City Life Variable Life Separate Account (Variable Account) as of December 31, 2013, and the related statements of operations for the period or year then ended, the statements of changes in net assets for each of the periods or years in the two-year period then ended, and financial highlights for each of the periods or years in the five-year period then ended; have been included herein in reliance upon the report of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

6

LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided legal advice on certain matters relating to the federal securities laws. A. Craig Mason Jr., General Counsel of Kansas City Life has passed on matters of Missouri law pertaining to the Contracts, including our right to issue the Contracts and our qualification to do so under applicable laws and regulations.

ADDITIONAL INFORMATION

We have filed a registration statement under the Securities Act of 1933 with the SEC relating to the offering described in this prospectus. This Prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained at the SEC's principal office in Washington, D.C. by paying the SEC's prescribed fees.

FINANCIAL STATEMENTS

The following financial statements for Kansas City Life Insurance Company are included in this Statement of Additional Information:

•	consolidated balance sheets as of December 31, 2013 and 2012; and
•	related consolidated statements of comprehensive income, stockholders’ equity and cash flows for each of the years in the three-year period ended December 31, 2013.

The following financial statements for the Variable Account are included in this Statement of Additional Information:

•	statement of net assets as of December 31, 2013; and
•
related statement of operations for the period or year ended December 31, 2013, statements of changes in net assets for each of the periods or years in the two-year period ended December 31, 2013, and financial highlights for each of the periods or years in the five-year period ended December 31, 2013.

Kansas City Life's financial statements should be distinguished from financial statements of the Variable Account. You should consider Kansas City Life's financial statements only as an indication of Kansas City Life's ability to meet its obligations under the Contracts.  Please note that in addition to Fixed Account allocations, general account assets are used to guarantee the payment of living and death benefits under the Contracts.  To the extent that Kansas City Life is required to pay you amounts in addition to your Contract Value under these benefits, such amounts will come from general account assets.  You should be aware that Kansas City Life’s invested assets, primarily including fixed income securities, are subject to customary risks of credit defaults and changes in fair value.  Factors that may affect the overall default rate on and fair value of  Kansas City Life’s invested assets include interest rate levels and changes, availability and cost of liquidity, financial market performance, and general economic conditions, as well as particular circumstances affecting the businesses of individual borrowers and tenants.  Kansas City Life’s financial statements include a further discussion of risks inherent within general account investments.  However, you should not consider Kansas City Life’s financial statements as having an effect on the investment performance of the assets held in the Variable Account.

7

Amounts in thousands, except share data, or as otherwise noted

Kansas City Life Insurance Company
Consolidated Balance Sheets

	December 31
	2013	2012
ASSETS
Investments:
Fixed maturity securities available for sale, at fair value (amortized cost: 2013 - $2,493,618; 2012 - $2,520,466)	$2,618,620	$2,788,141
Equity securities available for sale, at fair value (amortized cost: 2013 - $34,961; 2012 - $18,195)	34,386	20,061
Mortgage loans	629,256	674,034
Real estate	142,536	124,742
Policy loans	83,518	77,133
Short-term investments	40,712	24,902
Other investments	1,247	2,572
Total investments	3,550,275	3,711,585

Cash	8,197	7,026
Accrued investment income	33,795	34,747
Deferred acquisition costs	256,386	176,275
Reinsurance recoverables	191,055	190,613
Property and equipment	17,524	18,343
Other assets	64,018	47,063
Separate account assets	393,416	340,093
Total assets	$4,514,666	$4,525,745

LIABILITIES
Future policy benefits	$910,228	$889,107
Policyholder account balances	2,096,212	2,128,002
Policy and contract claims	36,783	29,813
Other policyholder funds	160,421	155,749
Other liabilities	192,202	232,580
Separate account liabilities	393,416	340,093
Total liabilities	3,789,262	3,775,344

STOCKHOLDERS' EQUITY
Common stock, par value $1.25 per share
Authorized 36,000,000 shares, issued 18,496,680 shares	23,121	23,121
Additional paid in capital	40,989	40,969
Retained earnings	823,408	805,730
Accumulated other comprehensive income	14,170	54,094
Treasury stock, at cost (2013 - 7,527,841 shares; 2012 - 7,463,823 shares)	(176,284)	(173,513)
Total stockholders’ equity	725,404	750,401
Total liabilities and stockholders’ equity	$4,514,666	$4,525,745

See accompanying Notes to Consolidated Financial Statements

Kansas City Life Insurance Company
Consolidated Statements of Comprehensive Income

	Year Ended December 31
	2013	2012	2011
REVENUES
Insurance revenues:
Net premiums	$186,530	$136,089	$127,338
Contract charges	113,454	99,894	101,061
Total insurance revenues	299,984	235,983	228,399
Investment revenues:
Net investment income	169,740	176,154	177,228
Net realized investment gains, excluding other-than- temporary impairment losses	5,005	20,154	5,151
Net impairment losses recognized in earnings:
Total other-than-temporary impairment losses	(1,032)	(2,526)	(2,952)
Portion of impairment losses recognized in other comprehensive income (loss)	(101)	808	943
Net other-than-temporary impairment losses recognized in earnings	(1,133)	(1,718)	(2,009)
Total investment revenues	173,612	194,590	180,370
Other revenues	9,997	9,354	10,274
Total revenues	483,593	439,927	419,043

BENEFITS AND EXPENSES
Policyholder benefits	211,994	160,178	155,813
Interest credited to policyholder account balances	79,294	82,043	83,446
Amortization of deferred acquisition costs	37,228	28,042	33,966
Operating expenses	110,622	110,169	106,120
Total benefits and expenses	439,138	380,432	379,345

Income before income tax expense	44,455	59,495	39,698

Income tax expense	14,888	19,628	13,565

NET INCOME	$29,567	$39,867	$26,133
COMPREHENSIVE INCOME (LOSS), NET OF TAXES
Change in net unrealized gains on securities available for sale	$(63,538)	$35,088	$43,266
Change in future policy benefits	8,421	(8,562)	(5,721)
Change in policyholder account balances	408	(362)	(162)
Change in benefit plan obligations	14,785	(2,156)	(15,104)
Other comprehensive income (loss)	(39,924)	24,008	22,279

COMPREHENSIVE INCOME (LOSS)	$(10,357)	$63,875	$48,412

Basic and diluted earnings per share:
Net income	$2.69	$3.59	$2.29

See accompanying Notes to Consolidated Financial Statements

Kansas City Life Insurance Company
Consolidated Statements of Stockholders’ Equity

	Year Ended December 31
	2013	2012	2011

COMMON STOCK, beginning and end of year	$23,121	$23,121	$23,121

ADDITIONAL PAID IN CAPITAL
Beginning of year	40,969	41,101	41,085
Increase (decrease) of proceeds over cost of treasury stock sold	20	(132)	16

End of year	40,989	40,969	41,101

RETAINED EARNINGS
Beginning of year	805,730	780,918	767,126
Net income	29,567	39,867	26,133
Stockholder dividends of $1.08 per share (2012 - $1.35; 2011 - $1.08)	(11,889)	(15,055)	(12,341)

End of year	823,408	805,730	780,918

ACCUMULATED OTHER COMPREHENSIVE INCOME, net of taxes
Beginning of year	54,094	30,086	7,807
Other comprehensive income (loss)	(39,924)	24,008	22,279

End of year	14,170	54,094	30,086

TREASURY STOCK, at cost
Beginning of year	(173,513)	(164,521)	(159,667)
Cost of 64,792 shares acquired (2012 - 107,511 shares; 2011 - 158,694 shares)	(2,782)	(3,979)	(4,868)
Cost of 774 shares sold (2012 - 19,624 shares; 2011 - 954 shares)	11	1,177	14
Immaterial correction (see Note 1)	—	(6,190)	—

End of year	(176,284)	(173,513)	(164,521)

TOTAL STOCKHOLDERS’ EQUITY	$725,404	$750,401	$710,705

See accompanying Notes to Consolidated Financial Statements

Kansas City Life Insurance Company
Consolidated Statements of Cash Flows

	Year Ended December 31
	2013	2012	2011
OPERATING ACTIVITIES
Net income	$29,567	$39,867	$26,133
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization of investment premium and discount	5,447	3,926	3,314
Depreciation	4,279	7,236	3,204
Acquisition costs capitalized	(36,709)	(36,919)	(34,140)
Amortization of deferred acquisition costs	37,228	28,042	33,966
Realized investment gains	(3,872)	(18,436)	(3,142)
Changes in assets and liabilities:
Reinsurance recoverables	(442)	(728)	(2,762)
Future policy benefits	33,497	(3,081)	(14,167)
Policyholder account balances	(24,161)	(12,127)	(10,563)
Income taxes payable and deferred	7,589	6,255	7,561
Other, net	4,393	1,208	8,504
Net cash provided	56,816	15,243	17,908

INVESTING ACTIVITIES
Purchases:
Fixed maturity securities	(261,006)	(338,277)	(235,593)
Equity securities	(13,766)	(5,572)	(106)
Mortgage loans	(72,656)	(178,710)	(132,877)
Real estate	(24,435)	(37,119)	(9,548)
Policy loans	(10,517)	(15,148)	(14,652)
Other investments	—	(507)	(2)
Sales or maturities, calls, and principal paydowns:
Fixed maturity securities	282,742	300,984	290,719
Equity securities	1,459	22,163	1,453
Mortgage loans	116,680	105,125	85,122
Real estate	370	53,480	—
Policy loans	13,078	18,390	18,558
Other investments	181	8	—
Net sales (purchases) of short-term investments	(15,810)	24,414	(33,603)
Net acquisition of property and equipment	(830)	(793)	(255)
Reinsurance transaction	(34,279)	—	—
Net cash used	(18,789)	(51,562)	(30,784)
FINANCING ACTIVITIES
Proceeds from borrowings	$—	$75,500	$—
Repayment of borrowings	—	(75,500)	—
Deposits on policyholder account balances	239,501	227,832	233,955
Withdrawals from policyholder account balances	(276,327)	(177,674)	(199,960)
Net transfers from separate accounts	5,962	5,082	5,282
Change in other deposits	8,648	(4,342)	(4,231)
Cash dividends to stockholders	(11,889)	(15,055)	(12,341)
Net change in treasury stock	(2,751)	(2,934)	(4,838)
Net cash provided (used)	(36,856)	32,909	17,867

Increase (decrease) in cash	1,171	(3,410)	4,991
Cash at beginning of year	7,026	10,436	5,445
Cash at end of year	$8,197	$7,026	$10,436

Supplemental disclosure of cash flow information:
Cash paid during the year for:
Interest	$—	$4	$—
Income taxes	7,590	14,000	8,257

See accompanying Notes to Consolidated Financial Statements

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements

1. Nature of Operations and Significant Accounting Policies

Business
Kansas City Life Insurance Company is a Missouri domiciled stock life insurance company which, with its subsidiaries, is licensed to sell insurance products in 49 states and the District of Columbia. The Company offers a diversified portfolio of individual insurance, annuity, and group products through three life insurance companies. The consolidated entity (the Company) primarily consists of three life insurance companies. Kansas City Life Insurance Company (Kansas City Life) is the parent company. Sunset Life Insurance Company of America (Sunset Life) and Old American Insurance Company (Old American) are wholly-owned subsidiaries.

Basis of Presentation
The consolidated financial statements and the accompanying notes to the Consolidated Financial Statements have been prepared on the basis of GAAP and include the accounts of Kansas City Life and its subsidiaries, principally Sunset Life and Old American. Significant intercompany transactions have been eliminated in consolidation and certain immaterial reclassifications have been made to the prior period results to conform with the current period’s presentation.

Immaterial Correction of Errors
During the first quarter of 2012, the Company identified an error related to the amortization period for unrecognized actuarial gains and losses for its pension plan resulting in a reduction to net periodic pension expense of $2.0 million before applicable income taxes and an after-tax increase of $1.3 million to net income and stockholders' equity. The excess amortization had been previously recorded during 2011. Please refer to Note 13 - Pensions and Other Postretirement Benefits for additional information.

During the second quarter of 2012, the Company identified an error in the presentation of treasury stock held for the benefit of the Company's deferred compensation plans. This treasury stock was previously recorded as a component of other assets but should have been recorded in stockholders' equity as treasury stock. The Company reclassified $6.2 million (188,621 shares) from other assets to treasury stock. This error had no material impact on net income in the current or prior reporting periods.

Management has evaluated these errors both quantitatively and qualitatively, and concluded that these corrections were not material to the consolidated financial statements.

Reinsurance Transaction
In April 2013, the Company acquired a closed block of variable universal life insurance policies and variable annuity contracts from American Family Life Insurance Company (American Family). Under the reinsurance agreement, the Company assumed 100% of the separate account liabilities on a modified coinsurance basis and 100% of the general account liabilities on a coinsurance basis. The transaction also involves ongoing servicing arrangements with American Family during the period that such policies and contracts are transitioned to administration by the Company. This block is included as a component of the Individual Insurance segment.

The purchase price of the transaction was $34.3 million and added $58.5 million in assets on the acquisition date, including deferred acquisition costs of $49.2 million and $9.3 million of policy loans and related accrued interest. The deferred acquisition costs will amortize with the expected future gross profits of the block of business. Liabilities included in the purchase totaled $24.2 million.

The modified coinsurance portion of the transaction represented approximately $291.6 million in separate account fund balances. The Company receives fees based upon both specific transactions and the fund value of the block of policies, as provided under modified coinsurance transactions. Also, as required under modified coinsurance transaction accounting, the separate account fund balances were not recorded as separate accounts on the Company's financial statements. Rather, they are required to be included in American Family's separate account balances. The coinsurance portion of the transaction represented approximately $23.6 million in fund value and $0.6 million in future policy benefits at acquisition. The Company recorded these fixed fund accounts as a separate block under its general accounts, and the Company also receives certain ongoing fees associated with specific transactions. This reinsurance transaction did not have a significant effect on the Company's results of operations or financial condition.

Use of Estimates
The preparation of the consolidated financial statements requires management of the Company to make estimates and assumptions relating to the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenue and expenses during the period. These

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements

estimates are inherently subject to change and actual results could differ from these estimates. Significant estimates required in the preparation of the consolidated financial statements include the fair value of certain invested assets, deferred acquisition costs (DAC), value of business acquired (VOBA), future policy benefits, policy and contract claim liabilities, pension and other postretirement benefits, and the valuation allowance on deferred income tax assets.

Significant Accounting Policies

Investments
Investment income is recognized when earned. Premiums and discounts on fixed maturity securities are amortized over the life of the related security as an adjustment to yield using the effective interest method. Realized gains and losses on the sale of investments are determined on the basis of specific security identification recorded on the trade date. Unrealized gains and losses, net of adjustments to DAC, VOBA, policyholder account balances, future policy benefits, and deferred income taxes are reported as a separate component of accumulated other comprehensive income in stockholders' equity. Unrealized gains and losses represent the difference between amortized cost and fair value on the valuation date. The adjustments to DAC and VOBA represent changes in the amortization of DAC and VOBA that would have been required as a charge or credit to income had such unrealized amounts been realized. The adjustments to policyholder account balances and future policy benefits represent the increase from using a discount rate that would have been required if such unrealized gains or losses had been realized and the proceeds reinvested at current market interest rates, which were lower than the then-current effective portfolio rate.

Investment income on residential mortgage-backed securities is initially based upon yield, cash flow, and prepayment assumptions at the date of purchase. Subsequent revisions in those assumptions are recorded using the retrospective method, except for adjustable rate residential mortgage-backed securities where the prospective method is used. Under the retrospective method, the amortized cost of the security is adjusted to the amount that would have existed had the revised assumptions been in place at the time of purchase. Under the prospective method, future cash flows are estimated and interest income is recognized going forward using the new effective yield to maturity. The adjustments to amortized cost under both methods are recorded as a charge or credit to net investment income. These results are based upon validations and comparisons to similar securities provided by third parties, such as rating agencies.

Valuation of Investments
The Company’s principal investments are in fixed maturity securities, mortgage loans, and real estate; all of which are exposed to three primary sources of investment risk: credit, interest rate, and liquidity. The fixed maturity securities, which are all classified as available for sale, are carried at fair value in the Company’s Consolidated Balance Sheets, with unrealized gains or losses recorded in accumulated other comprehensive income. The unrealized gains or losses are recorded net of the adjustment to policyholder account balances, future policy benefits, and DAC to reflect what would have been earned had those gains or losses been realized and the proceeds reinvested. For additional information, please see Note 5 – Fair Value Measurements.

Mortgage loans are stated at the outstanding principal amount, adjusted for amortization of premium and accrual of discount, less an allowance for potential future losses. A loan is considered impaired if it is probable that all contractual amounts due will not be collected. The allowance for potential future losses on mortgage loans is maintained at a level believed by management to be adequate to absorb potential future credit losses. Management’s periodic evaluation and assessment of the adequacy of the allowance is based on known and inherent risks in the portfolio, historical and industry data, current economic conditions and other relevant factors, along with specific risks related to specific loans. Loans in foreclosure, loans considered to be impaired, and loans past due 90 days or more are placed on a non-accrual status.

Real estate consists of directly owned investments and real estate joint ventures. Real estate that is directly owned is carried at depreciated cost. Real estate joint ventures consist primarily of office buildings, industrial warehouses, unimproved land for future development, and low income housing tax credit (LIHTC) investments. Real estate joint ventures are consolidated when required or are valued at cost, adjusted for the Company’s equity in earnings.

Policy loans are carried at the outstanding principal amount. Short-term investments are stated at cost, adjusted for amortization of premium and accrual of discount.

Other-than-Temporary Impairments
The Company has a policy and process in place to identify securities and other assets that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events and other items that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts,

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements

asset quality, and cash flow projections as indicators of credit issues. For additional information, please see Note 4 - Investments.

Future Policy Benefits
The Company establishes liabilities for amounts payable under insurance policies, including traditional life insurance, immediate annuities with life contingencies, supplementary contracts with life contingencies, and accident and health insurance. These liabilities originate from new premiums and conversions from other products and are generally payable over an extended period of time.

Liabilities for future policy benefits of traditional life insurance have been computed by a net level premium method based upon estimates at the time of issue for investment yields, mortality, and withdrawals. These estimates include provisions for experience less favorable than initially expected. Mortality assumptions are based on Company experience expressed as a percentage of standard mortality tables. The 2001 Valuation Basic Table and the 1975-1980 Select and Ultimate Basic Table serve as the bases for most mortality assumptions.

In 2013, the Company refined its reserve calculation estimate for new traditional life insurance issues related to adjustments used for modal premiums. The refinements allow for more precise calculations of the reserve liability and resulted in a decrease to the reserve liability of $4.0 million. The refinements also resulted in a corresponding increase to the amortization of DAC, which largely offset the impact to net income.

Liabilities for future policy benefits of immediate annuities and supplementary contracts with life contingencies are computed by calculating an actuarial present value of future policy benefits, based upon estimates for investment yields and mortality at the time of issue. The 1971 Individual Annuity Mortality Table, the 1983 Individual Annuity Mortality Table, and the Annuity 2000 Table serve as the bases for most immediate annuity and supplementary contract mortality assumptions.

Liabilities for future policy benefits of accident and health insurance represent estimates of payments to be made on reported insurance claims, as well as claims incurred but not yet reported. These liabilities are estimated using actuarial analyses and case basis evaluations that are based upon past claims experience, claim trends, and industry experience.
The following table provides detail about the composition of future policy benefits at December 31.

	2013	2012
Life insurance	$617,503	$616,355
Immediate annuities and supplementary contracts with life contingencies	255,423	231,882
Accident and health insurance	37,302	40,870
Total future policy benefits	$910,228	$889,107

Policyholder Account Balances
Policyholder account balances include universal life insurance, fixed deferred annuity contracts, and investment-type contracts. Liabilities for these policyholder account balances are included without reduction for potential surrender charges. These liabilities originate from new deposits and conversions from other products. These policyholder account balances are equal to cumulative deposits, less contract charges and withdrawals, plus interest credited. Deferred front-end contract charges reduce policyholder account balance liabilities and increase the other policyholder funds liability, and are amortized over the term of the policies in a manner similar to deferred acquisition costs, as discussed below. Policyholder benefits incurred in excess of related policyholder account balances are charged to policyholder benefits expense.

Crediting rates for universal life insurance and fixed deferred annuity products ranged from 1.00% to 5.50% in 2013 (2012 – 1.00% to 5.50%; 2011 – 1.50% to 5.50%).

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements

The following table provides detail about the composition of policyholder account balances at December 31,

	2013	2012
Universal life insurance	$944,093	$943,649
Fixed deferred annuities	1,100,495	1,130,032
Supplementary contracts without life contingencies	51,624	54,321
Policyholder account balances	$2,096,212	$2,128,002

Deferred Acquisition Costs (DAC)
DAC, principally agent commissions and other selling, selection, and issue costs, which are related directly to the successful acquisition of new or renewal insurance contracts, are capitalized as incurred. At least annually, the Company reviews its DAC capitalization policy and the specific items which are capitalized with existing guidance. See Note 3 for discussion of the implementation of new accounting guidance adopted during 2012 related to the costs capitalized. These deferred costs for life insurance products are generally deferred and amortized over the premium paying period. Assumptions related to DAC on traditional life insurance products are typically determined at inception and remain unchanged with any future premium deficiency recorded first as a reduction of DAC.

Policy acquisition costs that relate to interest sensitive and variable insurance products are deferred and amortized in relation to the estimated gross profits to be realized over the lives of the contracts. Estimated gross profits for interest sensitive and variable insurance products are projected using assumptions as to net interest income, net realized investment gains and losses, fees, surrender charges, expenses, and mortality gains and losses, net of reinsurance. At the issuance of policies, projections of estimated gross profits are made. These projections are then replaced by actual gross profits over the lives of the policies. In addition to other factors, emerging experience may lead to a revised outlook for the remaining estimated gross profits. Accordingly, DAC may be recalculated (unlocked) using these new assumptions and any resulting adjustment is included in income in the period such an unlocking is deemed appropriate. In addition, the reinsurance assumption transaction with American Family increased deferred acquisition costs $49.2 million in 2013.

The DAC asset is adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available for sale, as described in the Investments section of Note 1.

The following table provides information about DAC at December 31.

	2013	2012	2011
Balance at beginning of year	$176,275	$181,564	$192,943
Capitalization of commissions, sales, issue expenses and reinsurance transaction	85,929	36,919	34,140
Gross amortization	(50,923)	(39,786)	(45,730)
Accrual of interest	13,695	11,744	11,764
Amortization due to realized investment gains	(66)	(61)	(201)
Change in DAC due to unrealized investment gains	31,477	(14,105)	(11,352)
Balance at end of year	$256,387	$176,275	$181,564

Value of Business Acquired (VOBA)
Prior to the adoption of ASC No. 805, Business Combinations, a portion of the purchase price was allocated to a separately identifiable intangible asset, VOBA, when a new block of business was acquired or when an insurance company was purchased. The concept of VOBA is no longer applied to business combinations. Rather, under current guidance for Business Combinations, all amounts are reported at fair value at acquisition. VOBA is established as the actuarially determined present value of future gross profits of the business acquired and is amortized with interest in proportion to future premium revenues or the expected future profits, depending on the type of business acquired. VOBA is reported as a component of other assets with related amortization included in operating expenses. Amortization of VOBA occurs with interest over the anticipated lives of the underlying business to which it relates, initially 15 to 30 years. The assumptions regarding future experience on interest sensitive business can affect the carrying value of VOBA, similar to DAC. These assumptions include interest spreads, mortality, expense margins, and policy and premium persistency experience.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements

The VOBA asset is adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available for sale, as described in the Investments section of Note 1.

The following table provides information about VOBA at December 31.

	2013	2012	2011
Balance at beginning of year	$21,165	$31,545	$49,271
Gross amortization	(7,566)	(9,635)	(10,673)
Accrual of interest	2,220	2,595	3,197
Amortization due to realized investment (gains) losses	(58)	(74)	(169)
Change in VOBA due to unrealized investment gains	12,781	(3,266)	(10,081)
Balance at end of year	$28,542	$21,165	$31,545

The accrual of interest for Old American VOBA was calculated at a 7.0% rate for the accident and health block. In 2013, interest accrued on the GuideOne VOBA was at the rates of 4.2% on the interest sensitive life block and 5.3% on the traditional life block. The VOBA on a separate acquired block of business used a 7.0% interest rate on the traditional life portion and a 5.4% interest rate on the interest sensitive portion. The interest rates used in the calculation of VOBA are based on rates appropriate at the time of acquisition.

Unlocking and Refinements in Estimates
DAC and VOBA are reviewed on an ongoing basis to evaluate whether the unamortized portion exceeds the expected recoverable amounts. If it is determined from emerging experience that the premium margins or expected gross profits are insufficient to amortize DAC and VOBA, then the asset will be adjusted downward with the adjustment recorded as an expense in the current period. Similarly, if future projections of estimated gross profits indicate improvements, the amortization of DAC and VOBA may be reduced and the balance adjusted.

At least annually, a review is performed of the models and the assumptions used to develop expected gross profits for interest sensitive and variable insurance products based upon management’s current view of future events. Management’s view primarily reflects Company experience but can also reflect emerging trends within the industry. Short-term deviations in experience affect the amortization of DAC, deferred revenue liability (DRL), and VOBA in the period, but do not necessarily indicate that a change to the long-term assumptions of future experience is warranted. If it is determined that it is appropriate to change the assumptions related to future experience, then an unlocking adjustment is recognized retrospectively for the block of business being evaluated. Certain assumptions, such as interest spreads and surrender rates, may be interrelated. As such, unlocking adjustments often reflect revisions to multiple assumptions. The DAC, DRL, or VOBA balance is immediately impacted by any assumption changes, with the change reflected through the income statement as an unlocking adjustment. These adjustments can be positive or negative, and adjustments increasing the DAC asset are limited to amounts previously deferred plus interest accrued through the date of the adjustment.

The Company may consider refinements in estimates due to improved capabilities resulting from administrative or actuarial system enhancements. The Company considers such enhancements to determine whether and to what extent they are associated with prior periods or simply improvements in the projection of future expected gross profits due to improved functionality. To the extent they represent such improvements, these items are applied to DAC, VOBA, and DRL in a manner similar to unlocking adjustments.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements

The following table summarizes the effects of the refinements in estimates on all products and unlocking of assumptions on interest sensitive products in the Consolidated Statements of Comprehensive Income for the years ended December 31.

	DAC	VOBA	DRL	Total
2013
Unlocking	$(155)	$(877)	$1,141	$109
Refinement in estimate	(291)	(306)	—	(597)
	$(446)	$(1,183)	$1,141	$(488)
2012
Unlocking	$1,259	$(2,391)	$1,761	$629
Refinement in estimate	175	—	6	181
	$1,434	$(2,391)	$1,767	$810
2011
Unlocking	$9,722	$(939)	$(1,889)	$6,894
Refinement in estimate	(7,954)	—	153	(7,801)
	$1,768	$(939)	$(1,736)	$(907)

Reinsurance
Consistent with the general practice of the life insurance industry, the Company enters into traditional agreements of indemnity reinsurance with other insurance companies to support sales of new products and the in force business. The reinsurance arrangements have taken various forms over the years. The Company has reinsurance in force on all of the following bases: automatic and facultative; yearly renewable term (YRT) and coinsurance; and excess and quota share basis. For additional information pertaining to the Company’s significant reinsurers, along with additional information pertaining to reinsurance, please see Note 15 - Reinsurance.

Reinsurance recoverables include amounts related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policy benefits, and policyholder account balances. All insurance related revenues, benefits, and expenses are reported net of reinsurance ceded. Policies and contracts assumed are accounted for in a manner similar to that followed for direct business.

Recognition of Revenues
Premiums for traditional life insurance products are reported as revenue when due. Premiums for immediate annuities with life contingencies are reported as revenue when received. Premiums on accident and health, disability, and dental insurance are reported as earned ratably over the contract period in proportion to the amount of insurance protection provided.

Deposits related to universal life, fixed deferred annuity contracts, and investment-type products are credited to policyholder account balances. Deposits are not recorded as revenue and are shown as a Financing Activity in the Consolidated Statements of Cash Flows. Revenues from such contracts consist of amounts assessed against policyholder account balances for mortality, policy administration, and surrender charges, and are recognized in the period in which the benefits and services are provided as contract charges in the Consolidated Statements of Comprehensive Income.

Contract Charges
Contract charges consist of cost of insurance, expense loads, the amortization of unearned revenues, and surrender charges on policyholder account balances. Cost of insurance relates to charges for mortality. These charges are applied to the excess of the mortality benefit over the account value for universal life policies. Expense loads are amounts that are assessed against the policyholder balance as consideration for origination and maintenance of the contract. Surrender charges are fees on policyholder account balances upon cancellation or withdrawal of policyholder account balances consistent with policy terms.

An additional component of contract charges is the recognition over time of the DRL for certain fixed and variable universal life policies. This liability arises from front-end loads on such policies and is recognized into the Consolidated Statements of Comprehensive Income in a manner similar to the amortization of DAC.

Contract charges could be impacted by unlocking and refinements in estimates, as discussed previously.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements

Guaranteed Minimum Withdrawal Benefits (GMWB)
The Company has a GMWB rider for variable annuity contracts that is considered to be a financial derivative and, as such, is accounted for at fair value. The Company determines the fair value of the GMWB rider using a risk-neutral valuation method. The value of the riders will fluctuate depending on market conditions, but is principally impacted by stock market volatility and interest rates. The change in value can have a material impact on earnings.

Interest Credited to Policyholder Account Balances
Interest is credited to policyholder account balances according to terms of the policies or contracts. Interest sensitive life and annuity contracts provide for the payment of interest credited to policyholder account balances, subject to contractual minimum guaranteed rates. Amounts in excess of guarantees are credited at the discretion of the Company and reflect competitive, economic, investment and product considerations. Interest credited shown on the Company's financial statements reflects both the rates declared for interest sensitive products and the amount of the balances to which those rates apply. Accordingly, the Company reviews and adjusts crediting rates as necessary and appropriate. Amounts credited are a function of account balances and current period crediting rates. As account balances fluctuate, so will the amount of interest credited to policyholder account balances.

Income Taxes
The Company and its subsidiaries file a consolidated federal income tax return that includes both life insurance companies and non-life insurance companies.

Deferred income taxes are recorded on the differences between the tax bases of assets and liabilities and the amounts at which they are reported in the consolidated financial statements. Recorded amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they become enacted.

Deferred income tax assets are subject to ongoing evaluation of whether such assets will be realized. The ultimate realization of deferred income tax assets generally depends on the reversal of deferred tax liabilities and the generation of future taxable income and realized gains during the periods in which temporary differences become deductible. Deferred income taxes include future deductible differences relating to unrealized losses on investment securities. The Company evaluates the character and timing of unrealized gains and losses to determine whether future taxable amounts are sufficient to offset future deductible amounts. A valuation allowance against deferred income tax assets may be required if future taxable income of an appropriate amount and character is not expected.

Comprehensive Income (Loss)
Comprehensive income (loss) is comprised of net income and other comprehensive income (loss). Other comprehensive income (loss) includes the unrealized investment gains or losses on securities available for sale (net of reclassification adjustments) net of adjustments to DAC, VOBA, policyholder account balances, and future policy benefits. In addition, other comprehensive income (loss) includes the change in the liability for benefit plan obligations. Other comprehensive income (loss) reflects these items net of tax. For additional information, please see Note 16 – Comprehensive Income (Loss).

Participating Policies
The Company has some insurance contracts where the policyholder is entitled to share in the earnings through dividends that reflect the difference between the premium charged and the actual experience. Participating business at year-end 2013 approximated 8% of statutory premiums and 14% of the life insurance in force, increasing from 3% and 4% in 2012, respectively. The increase in 2013 was the result of the reinsurance transaction. The amount of dividends to be paid is determined annually by the Company's Board of Directors. Provision has been made in the liability for future policy benefits to allocate amounts to participating policyholders on the basis of dividend scales contemplated at the time the policies were issued. Provision has been made in the liability for future policy benefits to allocate amounts to participating policyholders on the basis of dividend scales contemplated at the time the policies were issued, as well as for policyholder dividends in excess of the original scale, which have been declared by the Board of Directors.

2. New Accounting Pronouncements

Accounting Pronouncements Adopted During 2013
In February 2013, the FASB issued guidance regarding the reporting of reclassifications out of accumulated other comprehensive income (AOCI). The guidance requires entities to provide information about the amounts reclassified out of AOCI by component. Significant amounts reclassified out of AOCI that are required under GAAP to be reclassified to net income in their entirety in the same reporting period must be presented either on the face of the statement, where net income is presented, or in the footnotes. For amounts that are not required under GAAP to be reclassified in their entirety to net income,

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements

entities are required to cross-reference to other disclosures that are required by GAAP that provide additional detail about those amounts. The Company adopted this new guidance as of January 1, 2013 with no material impact to the consolidated financial statements.

Accounting Pronouncements Issued During 2013, Not Yet Adopted
In February 2013, the FASB issued guidance regarding obligations resulting from joint and several liability arrangements. The guidance concerns the recognition, measurement, and disclosure of obligations resulting from joint and several liability arrangements for which the total amount of the obligation within the scope of this guidance is fixed at the reporting date, except for obligations addressed within existing guidance in GAAP. This guidance is effective for fiscal years, and interim periods within those years, beginning after December 15, 2013. The Company is currently evaluating this guidance but it does not believe that there will be a material impact to the consolidated financial statements.

All other new accounting standards and updates of existing standards issued through the date of this filing were considered by management and did not relate to accounting policies and procedures pertinent to the Company at this time or were not expected to have a material impact to the consolidated financial statements.

3. Change in Accounting Principle and Change in Accounting Estimate

Change in Accounting Principle
The Company prospectively adopted Accounting Standards Update (ASU) No. 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts,” effective January 1, 2012. This guidance modifies the types of costs incurred by insurance entities that can be capitalized when issuing or renewing insurance contracts. The guidance defines allowable deferred acquisition costs as incremental or directly related to the successful acquisition of new or renewal contracts. In addition, certain costs related directly to acquisition activities performed by the insurer, such as underwriting and policy issuance, are also deferrable. This guidance also defines the considerations for the deferral of direct-response advertising costs.

Pursuant to this guidance, the Company evaluated the types of acquisition costs it capitalizes. The Company capitalizes agent compensation and benefits and other expenses that are directly related to the successful acquisition of contracts. The Company also capitalizes expenses directly related to activities performed by the Company, such as underwriting, policy issuance, and processing fees incurred in connection with successful contract acquisitions.

The amount of acquisition costs capitalized during 2012 was $36.9 million. The acquisition costs that would have been capitalized during 2012 if the Company's previous policy had been applied during that period was $34.0 million. Thus, the adoption of this guidance resulted in an increase of $2.9 million in the amount of acquisition costs capitalized during 2012. After consideration of amortization, the net result of the adoption of ASU No. 2010-26 was an increase of $2.6 million in pretax earnings in 2012.

Change in Accounting Estimate
During 2012, the Company completed a change in accounting estimate related to a long-lived asset. This asset concluded its initial depreciation schedule in the third quarter of 2012. The Company reassessed this asset and its ongoing use of it and determined that it has a useful life greater than estimated at the time of initial implementation. The Company has the ability and the intent to hold and use this asset over the reassessed useful life. The Company also established an updated residual value, consistent with longer use of the asset. The Company recalculated the depreciation that would have been recognized to date using the reevaluated useful life and residual value, resulting in additional depreciation of $3.7 million being recorded as an operating expense in the third quarter of 2012. The Company evaluated the impact of the change in future depreciation and determined that this change in accounting estimate will not materially impact future comparisons.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

4. Investments

Fixed Maturity and Equity Securities Available for Sale

Securities by Asset Class
The following table provides amortized cost and fair value of securities by asset class at December 31, 2013.

	Amortized	Gross Unrealized		Fair
	Cost	Gains	Losses	Value
U.S. Treasury securities and obligations of U.S. Government	$134,198	$6,653	$1,831	$139,020
Federal agencies 1	19,756	2,312	—	22,068
Federal agency issued
residential mortgage-backed securities 1	56,738	5,392	2	62,128
Subtotal	210,692	14,357	1,833	223,216
Corporate obligations:
Industrial	515,395	27,051	7,667	534,779
Energy	211,115	15,462	3,832	222,745
Communications and technology	222,277	12,938	1,672	233,543
Financial	266,693	18,824	2,040	283,477
Consumer	473,627	25,936	5,807	493,756
Public utilities	228,551	24,780	954	252,377
Subtotal	1,917,658	124,991	21,972	2,020,677
Corporate private-labeled residential mortgage-backed securities	114,219	3,179	916	116,482
Municipal securities	138,136	9,488	5	147,619
Other	97,769	4,422	4,317	97,874
Redeemable preferred stocks	15,144	—	2,392	12,752
Fixed maturity securities	2,493,618	156,437	31,435	2,618,620
Equity securities	34,961	1,871	2,446	34,386
Total	$2,528,579	$158,308	$33,881	$2,653,006

1	Federal agency securities are not backed by the full faith and credit of the U.S. Government.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The following table provides amortized cost and fair value of securities by asset class at December 31, 2012.

	Amortized Cost	Gross Unrealized		Fair Value
		Gains	Losses
U.S. Treasury securities and obligations of U.S. Government	$121,774	$14,302	$25	$136,051
Federal agencies 1	22,070	3,999	—	26,069
Federal agency issued
residential mortgage-backed securities 1	83,608	8,381	4	91,985
Subtotal	227,452	26,682	29	254,105
Corporate obligations:
Industrial	494,615	51,645	377	545,883
Energy	188,790	22,473	14	211,249
Communications and technology	198,332	23,283	15	221,600
Financial	287,854	27,487	1,467	313,874
Consumer	476,913	49,395	70	526,238
Public utilities	246,389	39,840	102	286,127
Subtotal	1,892,893	214,123	2,045	2,104,971
Corporate private-labeled residential mortgage-backed securities	144,852	4,033	754	148,131
Municipal securities	140,843	27,141	—	167,984
Other	106,442	6,494	8,192	104,744
Redeemable preferred stocks	7,984	266	44	8,206
Fixed maturity securities	2,520,466	278,739	11,064	2,788,141
Equity securities	18,195	1,956	90	20,061
Total	$2,538,661	$280,695	$11,154	$2,808,202

1	Federal agency securities are not backed by the full faith and credit of the U.S. Government.

Contractual Maturities
The following table provides the distribution of maturities for fixed maturity securities available for sale at December 31. Expected maturities may differ from these contractual maturities since borrowers may have the right to call or prepay obligations.

	2013		2012
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Due in one year or less	$77,035	$78,751	$108,125	$110,257
Due after one year through five years	734,129	802,809	667,743	735,257
Due after five years through ten years	963,141	982,923	972,886	1,086,082
Due after ten years	473,973	498,220	459,279	521,714
Securities with variable principal payments	230,196	243,165	304,448	326,625
Redeemable preferred stocks	15,144	12,752	7,985	8,206
Total	$2,493,618	$2,618,620	$2,520,466	$2,788,141

Unrealized Losses on Investments
At the end of each quarter, all securities are reviewed to determine whether impairments exist and whether other-than-temporary impairments should be recorded. This quarterly process includes an assessment of the credit quality of each

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

investment in the entire securities portfolio. Additional reporting and review procedures are conducted for those securities where fair value is less than 90% of amortized cost. The Company prepares a formal review document no less often than quarterly of all investments where fair value is less than 80% of amortized cost for six months or more and selected investments that have changed significantly from a previous period and that have a decline in fair value greater than 10% of amortized cost.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include but are not limited to:

•	The current fair value of the security as compared to amortized cost;
•	The credit rating of the security;
•	The extent and the length of time the fair value has been below amortized cost;
•
The financial position of the issuer, including the current and future impact of any specific events, material declines in the issuer’s revenues, margins, cash positions, liquidity issues, asset quality, debt levels, and income results;

•	Significant management or organizational changes;
•	Significant uncertainty regarding the issuer’s industry;
•	Violation of financial covenants;
•	Consideration of information or evidence that supports timely recovery;
•	The Company’s intent and ability to hold an equity security until it recovers in value;
•	Whether the Company intends to sell a debt security and whether it is more likely than not that the Company will be required to sell a debt security before recovery of the amortized cost basis; and
•	Other business factors related to the issuer’s industry.

To the extent the Company determines that a fixed maturity security is deemed to be other-than-temporarily impaired, the portion of the impairment that is deemed to be due to credit is charged to the Consolidated Statements of Comprehensive Income and the cost basis of the underlying investment is reduced. The portion of such impairment that is determined to be non-credit-related is deducted from net realized loss in the Consolidated Statements of Comprehensive Income and is reflected in other comprehensive income (loss) and accumulated other comprehensive income.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments, determining if an impairment is other-than-temporary, and determining the portion of an other-than-temporary impairment that is due to credit. These risks and uncertainties include but are not limited to:

•	The risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer;
•	The risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated;
•
The risk that the performance of the underlying collateral for securities could deteriorate in the future and the Company’s credit enhancement levels and recovery values do not provide sufficient protection to the Company’s contractual principal and interest;

•
The risk that fraudulent, inaccurate, or misleading information could be provided to the Company’s credit, investment, and accounting professionals who determine the fair value estimates and accounting treatment for securities;

•	The risk that actions of trustees, custodians, or other parties with interests in the security may have an unforeseen adverse impact on the Company’s investments;
•	The risk that new information obtained by the Company or changes in other facts and circumstances may lead the Company to change its intent to sell the security before it recovers in value;
•	The risk that facts and circumstances change such that it becomes more likely than not that the Company will be required to sell the investment before recovery of the amortized cost basis; and
•	The risk that the methodology or assumptions used to develop estimates of the portion of impairments due to credit prove, over time, to be inaccurate or insufficient.

Any of these situations could result in a charge to income in a future period.

Once a security is determined to have met certain of the criteria for consideration as being other-than-temporarily impaired, further information is gathered and evaluated pertaining to the particular security. If the security is an unsecured obligation, the additional research is a top-down approach with particular emphasis on the likelihood of the issuer to meet the contractual terms of the obligation. If the security is secured by an asset or guaranteed by another party, the value of the underlying secured asset or the financial ability of the third-party guarantor is evaluated as a secondary source of repayment. Such research is

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

based upon a top-down approach, narrowing to the specific estimates of value and cash flow of the underlying secured asset or guarantor. If the security is a collateralized obligation, such as a mortgage-backed or other asset-backed instrument, research is also conducted to obtain and analyze the performance of the collateral relative to expectations at the time of acquisition and with regard to projections for the future. Such analyses are based upon historical results, trends, comparisons to collateral performance of similar securities, and analyses performed by third parties. This information is used to develop projected cash flows that are compared to the amortized cost of the security.

If a determination that new asset-backed or new structured securities are other-than-temporarily impaired, an estimate is developed of the portion of such impairment that is due to credit. The estimate of the portion of impairment due to credit is based upon a comparison of ratings and maturity horizon for the security and relative historical default probabilities from one or more nationally recognized rating organizations. When appropriate for any given security, sector or period in the business cycle, the historical default probability is adjusted to reflect periods or situations of distress by adding to the default probability increments of standard deviations from mean historical results. The credit impairment analysis is supplemented by estimates of potential recovery values for the specific security, including the potential impact of the value of any secured assets, in the event of default. This information is used to determine the Company's best estimate, derived from probability-weighted cash flows.

The Company may selectively determine that it no longer intends to hold a specific issue to its maturity. If the Company makes this determination and the fair value is less than the cost basis, the investment is written down to the fair value and an other-than-temporary impairment is recorded on this particular position. Subsequently, the Company seeks to obtain the best possible outcome available for this specific issue and records an investment gain or loss at the disposal date.

The evaluation of loan-backed and similar asset-backed securities, particularly residential mortgage-backed securities, with significant indications of potential other-than-temporary impairment requires considerable use of estimates and judgment. Specifically, the Company performs discounted cash flow projections on these securities to evaluate whether the value of the investment is expected to be fully realized. Projections of expected future cash flows are based upon considerations of the performance of the actual underlying assets, including historical delinquencies, defaults, severity of losses incurred, and prepayments, along with the Company’s estimates of future results for these factors. The Company’s estimates of future results are based upon actual historical performance of the underlying assets relative to historical, current and expected general economic conditions, specific conditions related to the underlying assets, industry data, and other factors that are believed to be relevant. If the present value of the projected expected future cash flows are determined to be below the amortized cost of the security, the Company recognizes an other-than-temporary impairment on the portion of the amortized cost that exceeds the projected expected future cash flows. To the extent that the loan-backed or other asset-backed securities were high quality investments at the time of acquisition, and they remain high quality investments and do not otherwise demonstrate characteristics of impairment, the Company performs other initial evaluations to determine whether other-than-temporary cash flow evaluations need to be performed.

The discounted future cash flow calculation typically becomes the primary determinant of whether any portion and to what extent an unrealized loss is due to credit on loan-backed and similar asset-backed securities with significant indications of potential other-than-temporary impairment. Such indications typically include below investment grade ratings and significant unrealized losses for an extended period of time, among other factors. The Company identified and tested 24 and 21 non-U.S. Agency mortgage-backed securities that had such indications at December 31, 2013 and December 31, 2012, respectively. The discount rate used in calculating the present value of future cash flows was the investment yield at the time of purchase for each security. The initial default rates were assumed to remain constant over a 24 month time frame and grade down thereafter, reflecting the general perspective of a more stabilized residential housing environment in the future.

For loan-backed and similar asset-backed securities, the determination of any amount of impairment that is due to credit is based upon the present value of projected future cash flows being less than the amortized cost of the security. This amount is recognized as a realized loss in the Company’s Consolidated Statements of Comprehensive Income and the carrying value of the security is written down by the same amount. The portion of an impairment that is determined not to be due to credit is recorded as a component of accumulated other comprehensive income in the Consolidated Balance Sheets.

Significant unrealized losses on securities can continue for extended periods of time, particularly for certain individual securities. While this can be an indication of potential credit impairments, it can also be an indication of illiquidity in a particular sector or security. In addition, the fair value of an individual security can be heavily influenced by the complexities of varying market sentiment or uncertainty regarding the prospects for an individual security. This has been the situation in several sectors in recent years, most notably in the non-U.S. Agency mortgage-backed securities market. Based upon the process described above, the Company is best able to determine if and to what extent credit impairment may exist in these securities by performing present value calculations of projected future cash flows at the conclusion of each reporting period. By reviewing the most recent data available regarding the security and other relevant industry and market factors, the Company

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

can modify assumptions used in the cash flow projections and determine the best estimate of the portion of any impairment that is due to credit at the conclusion of each period.

The following table provides information regarding fixed maturity and equity security investments available for sale with unrealized losses by length of time at December 31, 2013.

	Less Than 12 Months		12 Months or Longer		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. Treasury securities and obligations of U.S. Government	$44,951	$1,795	$749	$36	$45,700	$1,831
Federal agency issued residential mortgage-backed securities 1	37	—	288	2	325	2
Subtotal	44,988	1,795	1,037	38	46,025	1,833
Corporate obligations:
Industrial	146,454	5,718	22,071	1,949	168,525	7,667
Energy	70,015	3,366	5,518	466	75,533	3,832
Communications and technology	43,477	1,672	—	—	43,477	1,672
Financial	25,300	866	4,680	1,174	29,980	2,040
Consumer	136,745	5,807	—	—	136,745	5,807
Public utilities	17,476	575	3,617	379	21,093	954
Subtotal	439,467	18,004	35,886	3,968	475,353	21,972
Corporate private-labeled residential mortgage-backed securities	33,179	916	—	—	33,179	916
Municipal securities	2,044	5	—	—	2,044	5
Other	16,691	726	39,900	3,591	56,591	4,317
Redeemable preferred stocks	12,752	2,392	—	—	12,752	2,392
Fixed maturity securities	549,121	23,838	76,823	7,597	625,944	31,435
Equity securities	9,731	2,404	131	42	9,862	2,446
Total	$558,852	$26,242	$76,954	$7,639	$635,806	$33,881

1	Federal agency securities are not backed by the full faith and credit of the U.S. Government.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The following table provides information regarding fixed maturity and equity security investments available for sale with unrealized losses by length of time at December 31, 2012.

	Less Than 12 Months		12 Months or Longer		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
U.S. Treasury securities and obligations of U.S. Government	$1,328	$18	$661	$7	$1,989	$25
Federal agency issued residential mortgage-backed securities 1	124	3	292	1	416	4
Subtotal	1,452	21	953	8	2,405	29
Corporate obligations:
Industrial	28,866	377	—	—	28,866	377
Energy	1,982	14	—	—	1,982	14
Communications and technology	2,709	15	—	—	2,709	15
Financial	—	—	8,241	1,467	8,241	1,467
Consumer	17,143	70	—	—	17,143	70
Public utilities	11,584	102	—	—	11,584	102
Subtotal	62,284	578	8,241	1,467	70,525	2,045
Corporate private-labeled residential mortgage-backed securities	—	—	14,050	754	14,050	754
Municipal securities	—	—	—	—	—	—
Other	—	—	41,895	8,192	41,895	8,192
Redeemable preferred stocks	—	—	1,511	44	1,511	44
Fixed maturity securities	63,736	599	66,650	10,465	130,386	11,064
Equity securities	—	—	273	90	273	90
Total	$63,736	$599	$66,923	$10,555	$130,659	$11,154

1	Federal agency securities are not backed by the full faith and credit of the U.S. Government.

In addition, the Company also considers as part of its monitoring and evaluation process the length of time the fair value of a security is below amortized cost. At December 31, 2013, the Company had 195 issues in its investment portfolio of fixed maturity and equity securities with unrealized losses. Included in this total, 173 security issues were below cost for less than one year; twelve security issues were below cost for one year or more and less than three years; and ten security issues were below cost for three years or more. At December 31, 2012, the Company had 43 issues in its investment portfolio of fixed maturity and equity securities with unrealized losses. Included in this total, 25 security issues were below cost for less than one year; three security issues were below cost for one year or more and less than three years; and 15 security issues were below cost for three years or more.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The following table provides the distribution of maturities for fixed maturity securities available for sale with unrealized losses at December 31. Expected maturities may differ from these contractual maturities since borrowers may have the right to call or prepay obligations.

	2013		2012
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
Fixed maturity securities available for sale:
Due in one year or less	$—	$—	$4,141	$2
Due after one year through five years	29,812	268	8,038	45
Due after five years through ten years	417,859	20,118	43,335	578
Due after ten years	132,018	7,740	58,895	9,637
Total	579,689	28,126	114,409	10,262
Securities with variable principal payments	33,503	917	14,466	758
Redeemable preferred stocks	12,752	2,392	1,511	44
Total	$625,944	$31,435	$130,386	$11,064

The Company held three non-income producing securities with a carrying value of $2.0 million million at December 31, 2013, compared to one security with a carrying value of $1.9 million at December 31, 2012. These securities were previously written down due to other-than-temporary impairments and placed on non-accrual status.

The Company did not hold securities of any corporation and its affiliates that exceeded 10% of stockholders' equity at December 31, 2013 or 2012.

The Company is exposed to risk that issuers of securities owned by the Company will default or that interest rates or credit spreads will change and cause a decrease in the value of its investments. With residential mortgage-backed securities, the Company is also exposed to prepayment and extension risks. As interest rates change, the rate at which these securities pay down principal may change. These risks are mitigated by investing in high-grade securities and managing the maturities and cash flows of investments and liabilities.

As an additional separate consideration, the Company closely monitors its investments in securities classified as subprime. Subprime securities include all bonds or portions of bonds where the underlying collateral is made up of home equity loans or first mortgage loans to borrowers whose credit scores at the time of origination were lower than the level recognized in the market as prime. The Company’s classification of subprime does not include Alt-A or jumbo loans, unless the collateral otherwise meets the preceding definition.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The following table provides a reconciliation of credit losses recognized in earnings on fixed maturity securities held by the Company for which a portion of the other-than-temporary loss was recognized in other comprehensive income (loss) for the years ended December 31.

	2013	2012
Credit losses on securities held at beginning of the period in accumulated other comprehensive income	$15,260	$13,559
Additions for credit losses not previously recognized in other-than-temporary impairment	27	30
Additions for increases in the credit loss for which an other-than-temporary impairment was previously recognized when there was no intent to sell the security before recovery of its amortized cost basis	1,106	1,688
Reductions for securities sold during the period	—	—
Reductions for securities previously recognized in other comprehensive income (loss) because of intent to sell the security before recovery of its amortized cost basis	—	—
Reductions for increases in cash flows expected to be collected that are recognized over the remaining life of the security	(18)	(17)
Credit losses on securities held at the end of the period in accumulated other comprehensive income	$16,375	$15,260

The following table provides the net unrealized gains (losses) reported in accumulated other comprehensive income on the Company's investments in securities available for sale, at December 31.

	2013	2012	2011
Net unrealized gains	$124,427	$269,541	$198,188
Amounts resulting from:
DAC and VOBA	(26,979)	(74,342)	(56,971)
Future policy benefits	(16,119)	(29,075)	(15,903)
Policyholder account balances	(507)	(1,135)	(578)
Deferred income taxes	(28,287)	(57,745)	(43,657)
Total	$52,535	$107,244	$81,079

Investment Revenues
The following table provides investment revenues by major category for the years ended December 31.

	2013	2012	2011
Gross investment income:
Fixed maturity securities	$122,448	$132,578	$136,534
Equity securities	1,953	1,684	267
Mortgage loans	40,605	38,189	38,089
Real estate	10,652	9,475	7,685
Policy loans	5,753	5,433	5,626
Short-term investments	5	7	45
Other	357	244	486
Total	181,773	187,610	188,732
Less investment expenses	(12,033)	(11,456)	(11,504)
Net investment income	$169,740	$176,154	$177,228

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

Realized Gains (Losses)
The following table provides net realized investment gains (losses) by major category for the years ended December 31.

	2013	2012	2011
Realized investment gains (losses):
Fixed maturity securities	$3,464	$1,407	$3,409
Equity securities	626	(165)	4
Real estate	(69)	18,046	—
Mortgage loans	(49)	(717)	99
	3,972	18,571	3,512
Amortization of DAC and VOBA	(100)	(135)	(370)
	$3,872	$18,436	$3,142

The following table provides detail concerning realized investment gains and losses for the three years ended December 31.

	2013	2012	2011
Gross gains resulting from:
Sales of investment securities	$261	$2,670	$3,945
Investment securities called and other	5,627	3,806	3,519
Real estate	20	18,884	—
Total gross gains	5,908	25,360	7,464
Gross losses resulting from:
Sales of investment securities	(5)	(2,651)	(1,666)
Investment securities called and other	(660)	(865)	(376)
Mortgage loans	(144)	(220)	(3)
Sale of real estate and joint venture	(89)	—	—
Impairment losses on real estate	—	(838)	—
Total gross losses	(898)	(4,574)	(2,045)
Change in allowance for potential future losses on mortgage loans	95	(497)	102
Amortization of DAC and VOBA	(100)	(135)	(370)
Net realized investment gains, excluding other-than-temporary impairment losses	5,005	20,154	5,151

Net impairment losses recognized in earnings:
Other-than-temporary impairment losses on fixed maturity and equity securities	(1,032)	(2,526)	(2,952)
Portion of loss recognized in other comprehensive income (loss)	(101)	808	943
Net other-than-temporary impairment losses recognized in earnings	(1,133)	(1,718)	(2,009)
Net realized investment gains	$3,872	$18,436	$3,142

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

Proceeds From Sales of Investment Securities
The table below details proceeds from the sale of fixed maturity and equity securities, excluding maturities and calls, for the three years ended December 31.

	2013	2012	2011
Proceeds	$12,292	$99,371	$61,494

Mortgage Loans
Investments in mortgage loans totaled $629.3 million at December 31, 2013, compared to $674.0 million at December 31, 2012. The Company's mortgage loans are mostly secured by commercial real estate and are stated at the outstanding principal balance, adjusted for amortization of premium and accrual of discount, less an allowance for potential future losses. This allowance is maintained at a level believed by management to be adequate to absorb estimated credit losses and was $3.3 million at both December 31, 2013 and December 31, 2012. Management's periodic evaluation and assessment of the adequacy of the allowance is based on known and inherent risks in the portfolio, historical experience, industry data, current economic conditions, and other relevant factors. Please see Note 6 - Financing Receivables for additional information. One mortgage loan has been foreclosed upon and transferred to real estate investments during the past two years. It resulted in the recognition of an impairment loss of $0.2 million in 2012, as the fair value was less than the carrying value. Also, there were five delinquent mortgage loans at December 31, 2013 (three at December 31, 2012). Payment was subsequently received on three of these loans in January 2014 to bring these loans current. Two loans were in the process of foreclosure at December 31, 2013, with no loss anticipated. The Company does not hold mortgage loans to any single borrower that exceed 5% of stockholders' equity.

The Company had 18% of its invested assets in commercial mortgage loans at both December 31, 2013 and December 31, 2012. New commercial loans, including refinanced loans, were $72.7 million and $178.7 million for 2013 and 2012, respectively. The level of new commercial mortgage loans in any year is influenced by market conditions, as the Company responds to changes in interest rates, available spreads, borrower demand, and opportunities to acquire loans that meet the Company's yield and quality thresholds.

In addition to the subject collateral underlying the mortgage, the Company typically requires some amount of recourse from borrowers as another potential source of repayment. The recourse requirement is determined as part of the underwriting requirements of each loan. The Company added 46 new loans to the portfolio during 2013 and 100% of these loans had some amount of recourse requirement. No new loans were purchased from institutional lenders during 2013. The average loan-to-value ratio for the overall portfolio was 50% at December 31, 2013, up from 47% at December 31, 2012. These ratios are based upon the current balance of loans relative to the appraisal of value at the time the loan was originated or acquired. The average loan balance was $1.6 million at both December 31, 2013 and December 31, 2012. The Company has certain mortgage loans that have an unamortized premium, totaling $2.7 million as of December 31, 2013, compared to $3.6 million at December 31, 2012.

The following table identifies the gross mortgage loan principal outstanding and the allowance for potential future losses at December 31.

	2013	2012
Principal outstanding	$632,507	$677,380
Allowance for potential future losses	(3,251)	(3,346)
Carrying value	$629,256	$674,034

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The following table summarizes the amount of mortgage loans held by the Company at December 31, 2013 and 2012, segregated by year of origination. Purchased loans are shown in the year acquired by the Company, although the individual loans may have been initially originated in prior years.

	2013	% of Total	2012	% of Total
Prior to 2004	$27,899	4%	$48,973	7%
2004	13,425	2%	19,699	3%
2005	28,111	4%	32,666	5%
2006	24,744	4%	39,321	6%
2007	27,009	4%	31,484	5%
2008	28,051	4%	35,747	5%
2009	37,723	6%	41,691	6%
2010	61,236	10%	90,236	13%
2011	118,459	19%	130,590	19%
2012	184,749	29%	206,973	31%
2013	81,101	14%	—	—%
Total	$632,507	100%	$677,380	100%

The following table identifies mortgage loans by geographic location at December 31.

	2013	% of Total	2012	% of Total
Pacific	$181,690	29%	$183,198	27%
West north central	91,687	14%	106,004	16%
West south central	101,019	16%	110,336	16%
Mountain	78,116	12%	95,626	14%
South Atlantic	66,686	11%	61,815	9%
Middle Atlantic	31,495	5%	48,523	7%
East north central	57,395	9%	55,938	8%
East south central	24,419	4%	15,940	3%
Total	$632,507	100%	$677,380	100%

The following table identifies the concentration of mortgage loans by state greater than 5% at December 31.

	2013	% of Total	2012	% of Total
California	$149,065	24%	$156,032	23%
Texas	95,205	15%	100,307	15%
Minnesota	64,464	10%	63,402	9%
Florida	34,334	5%	36,521	5%
All others	289,439	46%	321,118	48%
Total	$632,507	100%	$677,380	100%

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The following table identifies mortgage loans by property type at December 31. The Other category consists of apartments and retail properties.

	2013	% of Total	2012	% of Total
Industrial	$328,478	52%	$348,807	51%
Office	184,529	29%	210,518	31%
Medical	39,531	6%	45,971	7%
Other	79,969	13%	72,084	11%
Total	$632,507	100%	$677,380	100%

The table below identifies mortgage loans by maturity at December 31.

	2013	% of Total	2012	% of Total
Due in one year or less	$22,464	4%	$29,663	4%
Due after one year through five years	169,146	27%	195,336	29%
Due after five years through ten years	244,667	38%	282,453	42%
Due after ten years	196,230	31%	169,928	25%
Total	$632,507	100%	$677,380	100%

The table below identifies the commercial mortgage portfolio by current loan balance at years ending December 31.

	2013	% of Total	2012	% of Total
$5 million or greater	$108,588	17%	$136,396	20%
$4 million to less than $5 million	39,301	6%	48,041	7%
$3 million to less than $4 million	64,527	10%	58,692	9%
$2 million to less than $3 million	138,580	22%	146,279	21%
$1 million to less than $2 million	187,187	30%	181,745	27%
Less than $1 million	94,324	15%	106,227	16%
Total	$632,507	100%	$677,380	100%

The table below identifies the commercial mortgage portfolio by current loan balance as a percentage of value at the time of origination at December 31.

	2013	% of Total	2012	% of Total
70% or greater	$65,033	10%	$56,611	8%
50% to 69%	327,996	52%	383,573	57%
Less than 50%	239,478	38%	237,196	35%
Total	$632,507	100%	$677,380	100%

The concentration in California, along with other states included in the pacific region, exposes the Company to potential losses from a regional economic downturn and certain catastrophes, such as earthquakes and fires, that may affect certain areas of the region. The Company requires borrowers to maintain fire insurance coverage to provide reimbursement for any losses due to fire. The Company diversifies its commercial mortgage loan portfolio both geographically and by property type to reduce certain catastrophic and economic exposure. However, diversification may not always sufficiently mitigate the risk of such losses. Historically, the delinquency rate of the Company's pacific region commercial mortgage loans has been substantially

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

below the industry average and consistent with the Company's experience in other regions. The Company does not require earthquake insurance for properties on which it makes commercial mortgage loans. However, the Company does consider structural information specific to each property, as well as the potential for earthquake loss if the property lies within areas believed by the Company to be seismically active submarkets. The Company does not expect catastrophe or earthquake damage or economic downturn in the pacific region that may occur to have a material adverse effect on its business, financial position, results of operations, or cash flows. However, the Company cannot provide assurance that such risks could not have such material adverse effects.

Under the laws of certain states, environmental contamination of a property may result in a lien on the property to secure recovery of the costs of cleanup. In some states, such a lien has priority over the lien of an existing mortgage against such property. As a commercial mortgage lender, the Company customarily conducts environmental assessments prior to making commercial mortgage loans secured by real estate and before taking title on real estate. Based on the Company's environmental assessments, the Company believes that any compliance costs associated with environmental laws and regulations or any remediation of affected properties would not have a material adverse effect on the Company's business, financial position, results of operations, or cash flows. However, the Company cannot provide assurance that material compliance costs will not be incurred.

The Company may refinance commercial mortgage loans prior to contractual maturity as a means of originating new loans that meet the Company's underwriting and pricing parameters. The Company refinanced loans with outstanding balances of $10.6 million and $31.6 million during the years ended December 31, 2013 and December 31, 2012, respectively.

In the normal course of business, the Company commits to fund commercial mortgage loans generally up to 120 days in advance. These commitments typically have fixed expiration dates. A small percentage of commitments expire due to the borrower's failure to deliver the requirements of the commitment by the expiration date. In these cases, the Company retains the commitment fee. For additional information, please see Note 21 - Commitments.

Real Estate
Investments in real estate totaled $142.5 million at December 31, 2013, compared to $124.7 million at December 31, 2012. The table below provides information concerning the Company's real estate investments by major category at December 31.

	2013	2012
Land	$26,481	$23,051
Buildings	104,703	84,142
Less accumulated depreciation	(30,949)	(28,322)
Real estate, commercial	100,235	78,871
Real estate, joint ventures	42,301	45,871
Total	$142,536	$124,742

Investment real estate is depreciated on a straight-line basis over periods ranging from 3 years to 60 years . The Company had $0.4 million in real estate sales during 2013 (2012 -$53.5 million; 2011 - $0 million).

The Company had non-income producing real estate of $21.7 million, consisting of vacant properties and properties under development, at December 31, 2013, compared to $11.3 million at December 31, 2012.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

5. Fair Value Measurements

Under GAAP, fair value represents the price that would be received to sell an asset (exit price) or paid to transfer a liability in an orderly transaction between market participants at the measurement date. It is the Company’s policy to maximize the use of observable inputs and minimize the use of unobservable inputs when developing fair value measurements.

The Company categorizes its financial assets and liabilities measured at fair value in three levels, based on the inputs and assumptions used to determine the fair value. These levels are as follows:

Level 1 - Valuations are based upon unadjusted quoted prices for identical instruments traded in active markets.

Level 2 - Valuations are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which all significant assumptions are observable in the market. Valuations are obtained from third-party pricing services or inputs that are observable or derived principally from or corroborated by observable market data.

Level 3 - Valuations are generated from techniques that use significant assumptions not observable in the market. These unobservable assumptions reflect the Company's assumptions that market participants would use in pricing the asset or liability. Valuation techniques include the use of discounted cash flow models, spread-based models, and similar techniques, using the best information available in the circumstances.

Following is a description of valuation methodologies used for assets and liabilities recorded at fair value and for estimating fair value for financial instruments not recorded at fair value but for which fair value is disclosed.

Assets
Securities Available for Sale
Fixed maturity and equity securities available for sale are recorded at fair value on a recurring basis. Fair value measurement is based upon unadjusted quoted prices, if available, except as described in the subsequent paragraphs.

Cash and Short-Term Financial Assets
Short-term financial assets include cash and other short-term investments. Cash is categorized as Level 1. Other short-term assets are invested in institutional money market funds. These assets are categorized as Level 2, as the valuation is based upon the net asset value (NAV) of the fund. There are no restrictions on withdrawal of these funds.

Loans
The Company does not record loans at fair value. As such, valuation techniques discussed herein for loans are primarily for estimating fair value for purpose of disclosure.

Fair values of mortgage loans on real estate properties are calculated by discounting contractual cash flows, using discount rates based on current industry pricing or the Company’s estimate of an appropriate risk-adjusted discount rate for loans of similar size, type, remaining maturity, likelihood of prepayment, and repricing characteristics. Mortgage loans are categorized as Level 3 in the fair value hierarchy.

The Company also has loans made to policyholders. These loans cannot exceed the cash surrender value of the policy. Carrying value of policy loans approximates fair value. Policy loans are categorized as Level 3.

Separate Accounts
The separate account assets and liabilities, which are equal, are recorded at fair value based upon NAV of the underlying investment holdings as provided by the issuer. This is the value at which a policyholder could transact with the issuer on the date. Separate accounts are categorized as Level 2.

Liabilities
Investment-Type Liabilities Included in Policyholder Account Balances and Other Policyholder Funds
The fair values of investment-type insurance contracts included with policyholder account balances for fixed deferred annuities are estimated to be their cash surrender values as there is not a required maturity date. The fair values of supplementary contracts without life contingencies are estimated to be the present value of payments at a market yield. The fair values of deposits with no stated maturity are estimated to be the amount payable on demand at the measurement date. These liabilities are categorized as Level 3.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

Guaranteed Minimum Withdrawal Benefits (GMWB) Included in Other Policyholder Funds
The Company offers a GMWB rider that can be added to new or existing variable annuity contracts. The rider provides an enhanced withdrawal benefit that guarantees a stream of income payments to an owner or annuitant, regardless of the contract account value. Fair value for GMWB rider contracts is a Level 3 valuation, as it is based on models which utilize significant unobservable inputs. These models require actuarial and financial market assumptions, which reflect the assumptions market participants would use in pricing the contract, including adjustments for volatility, risk, and issuer non-performance.

Determination of Fair Value
The determination of the fair value of the Company's fixed maturity and equity securities is the responsibility of the Company's investment accounting group, which reports to the Principal Accounting Officer. This group manages and creates the policies and processes used to determine the fair value for these assets. This group employs third-party pricing services and obtains selected support from the Company's portfolio managers in order to achieve results for this multi-tiered process. All prices are reviewed by the investment accounting group. The financial reporting group, the Principal Accounting Officer, and the Chief Financial Officer also review the fair value methodologies and the fair values that are obtained each quarter. The results of these reviews are made known to the Company's Disclosure Committee and to the Company's Audit Committee. In addition, any significant policy or process changes made during the quarter are also discussed with the Company's Audit Committee.

The Company utilizes external third-party pricing services to determine the majority of its fair values on investment securities available for sale. At December 31, 2013, approximately 97% of the carrying value of these investments was from external pricing services, 1% was from brokers, and 2% was derived from internal matrices and calculations. In the event that the primary pricing service does not provide a price, the Company utilizes the price provided by a second pricing service. The Company reviews prices received from service providers for reasonableness and unusual fluctuations but generally accepts the price identified from the primary pricing service. In the event a price is not available from either third-party pricing service, the Company pursues external pricing from brokers. Generally, the Company pursues and utilizes only one broker quote per security. In doing so, the Company solicits only brokers which have previously demonstrated knowledge and experience of the subject security. If a broker price is not available, the Company determines a fair value through various valuation techniques that may include discounted cash flows, spread-based models, or similar techniques, depending upon the specific security to be priced. These techniques are primarily applied to private placement securities. The Company utilizes available market information, wherever possible, to identify inputs into the fair value determination, primarily including prices and spreads on comparable securities.

Each quarter, the Company evaluates the prices received from third-party security pricing services and independent brokers to ensure that the prices represent a reasonable estimate of the fair value within the macro-economic environment, sector factors, and overall pricing trends and expectations. The Company corroborates and validates the primary pricing sources through a variety of procedures that include but are not limited to comparison to additional third-party pricing services or brokers, where possible; a review of third-party pricing service methodologies; back testing; in-depth specific analytics on randomly selected issues; and comparison of prices to actual trades for specific securities where observable data exists. In addition, the Company analyzes the primary third-party pricing service's methodologies and related inputs and also evaluates the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy. Finally, the Company also performs additional evaluations when individual prices fall outside tolerance levels when comparing prices received from third-party pricing services.

Fair value measurements for assets and liabilities where there exists limited or no observable market data are calculated using the Company’s own estimates and are categorized as Level 3. These estimates are based on current interest rates, credit spreads, liquidity premium or discount, the economic and competitive environment, unique characteristics of the asset or liability, and other pertinent factors. Therefore, these estimates cannot be determined with precision and may not be realized in an actual sale or immediate settlement of the asset or liability. Additionally, there may be inherent weaknesses in any valuation technique. Further, changes in the underlying assumptions used, including discount rates and estimates of future cash flows, could significantly affect the results of current or future values.

The Company’s own estimates of fair value of fixed maturity and equity securities may be derived in a number of ways, including but not limited to: 1) pricing provided by brokers, where the price indicates reliability as to value; 2) fair values of comparable securities, incorporating a spread adjustment for maturity differences, collateralization, credit quality, liquidity, and other items, if applicable; 3) discounted cash flow models and margin spreads; 4) bond yield curves; 5) observable market prices and exchange transaction information not provided by external pricing services; and 6) statement values provided to the Company by fund managers.

The determination of the value of the Company's liabilities that are reported at fair value in the financial statements is the responsibility of the Company's valuation actuary group, which reports to the Company's Senior Vice President and Actuary.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

This group manages and creates the policies and processes used to determine the fair value for these liabilities. Methodologies used include internal assumptions and third-party inputs to derive a value, including a risk-neutral option pricing model that incorporates a third-party-developed index that is consistent with the attributes of the product and provides for an approximate match of the volatility measure with the expected life of the underlying contracts. The fair value methodologies and the fair values are reviewed by the Senior Vice President and Actuary, the Principal Accounting Officer, and the Chief Financial Officer. The results of these reviews are made known to the Company's Disclosure Committee and to the Company's Audit Committee. In addition, any significant policy or process changes made are also discussed with the Company's Audit Committee.

Categories Reported at Fair Value

The following tables present categories reported at fair value on a recurring basis at December 31.

	2013
	Level 1	Level 2	Level 3	Total
Assets:
U.S. Treasury securities and obligations of U.S. Government	$12,458	$126,562	$—	$139,020
Federal agencies 1	—	22,068	—	22,068
Federal agency issued residential mortgage-backed securities 1	—	62,128	—	62,128
Subtotal	12,458	210,758	—	223,216
Corporate obligations:
Industrial	—	534,779	—	534,779
Energy	—	222,745	—	222,745
Communications and technology	—	233,543	—	233,543
Financial	—	283,477	—	283,477
Consumer	—	493,756	—	493,756
Public utilities	—	252,364	13	252,377
Subtotal	—	2,020,664	13	2,020,677
Corporate private-labeled residential mortgage-backed securities	—	116,482	—	116,482
Municipal securities	—	147,619	—	147,619
Other	—	96,454	1,420	97,874
Redeemable preferred stocks	—	12,752	—	12,752
Fixed maturity securities	12,458	2,604,729	1,433	2,618,620
Equity securities	4,812	29,574	—	34,386
Total	$17,270	$2,634,303	$1,433	$2,653,006

Percent of total	1%	99%	—%	100%

Liabilities:
Other policyholder funds
Guaranteed minimum withdrawal benefits	$—	$—	$(4,703)	$(4,703)
Total	$—	$—	$(4,703)	$(4,703)

1	Federal agency securities are not backed by the full faith and credit of the U.S. Government.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

	2012
	Level 1	Level 2	Level 3	Total
Assets:
U.S. Treasury securities and obligations of U.S. Government	$12,698	$120,544	$2,809	$136,051
Federal agencies 1	—	26,069	—	26,069
Federal agency issued residential mortgage-backed securities 1	—	91,985	—	91,985
Subtotal	12,698	238,598	2,809	254,105
Corporate obligations:
Industrial	—	542,561	3,322	545,883
Energy	—	208,887	2,362	211,249
Communications and technology	—	221,600	—	221,600
Financial	—	302,690	11,184	313,874
Consumer	—	509,953	16,285	526,238
Public utilities	—	286,127	—	286,127
Subtotal	—	2,071,818	33,153	2,104,971
Corporate private-labeled residential mortgage-backed securities	—	148,131	—	148,131
Municipal securities	—	163,661	4,323	167,984
Other	—	98,896	5,848	104,744
Redeemable preferred stocks	8,206	—	—	8,206
Fixed maturity securities	20,904	2,721,104	46,133	2,788,141
Equity securities	1,336	17,470	1,255	20,061
Total	$22,240	$2,738,574	$47,388	$2,808,202
Percent of total	1%	97%	2%	100%

Liabilities:
Other policyholder funds
Guaranteed minimum withdrawal benefits	$—	$—	$(1,080)	$(1,080)
Total	$—	$—	$(1,080)	$(1,080)

1	Federal agency securities are not backed by the full faith and credit of the U.S. Government.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The following tables present the fair value of fixed maturity and equity securities available for sale by pricing source and fair value hierarchy level at December 31.

	2013
	Level 1	Level 2	Level 3	Total
Fixed maturity securities available for sale:
Priced from external pricing services	$12,458	$2,519,332	$—	$2,531,790
Priced from independent broker quotations	—	41,642	—	41,642
Priced from internal matrices and calculations	—	43,755	1,433	45,188
Subtotal	12,458	2,604,729	1,433	2,618,620
Equity securities available for sale:
Priced from external pricing services	4,812	18,253	—	23,065
Priced from independent broker quotations	—	—	—	—
Priced from internal matrices and calculations	—	11,321	—	11,321
Subtotal	4,812	29,574	—	34,386
Total	$17,270	$2,634,303	$1,433	$2,653,006
Percent of total	1%	99%	—%	100%

	2012
	Level 1	Level 2	Level 3	Total
Fixed maturity securities available for sale:
Priced from external pricing services	$20,904	$2,676,943	$—	$2,697,847
Priced from independent broker quotations	—	44,161	—	44,161
Priced from internal matrices and calculations	—	—	46,133	46,133
Subtotal	20,904	2,721,104	46,133	2,788,141
Equity securities available for sale:
Priced from external pricing services	1,336	7,254	—	8,590
Priced from independent broker quotations	—	—	—	—
Priced from internal matrices and calculations	—	10,216	1,255	11,471
Subtotal	1,336	17,470	1,255	20,061
Total	$22,240	$2,738,574	$47,388	$2,808,202
Percent of total	1%	97%	2%	100%

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The changes in Level 3 assets and liabilities measured at fair value on a recurring basis for the years ended December 31 are summarized below:

	2013
	Assets			Liabilities
	Fixed maturity securities available for sale	Equity securities available for sale	Total	GMWB
Beginning balance	$46,133	$1,255	$47,388	$(1,080)
Included in earnings	(59)	641	582	(4,208)
Included in other comprehensive income (loss)	287	(627)	(340)	—
Purchases, issuances, sales and other dispositions:
Purchases	—	—	—	—
Issuances	—	—	—	737
Sales	—	—	—	—
Other dispositions	(839)	(1,269)	(2,108)	(152)
Transfers into Level 3	116	—	116	—
Transfers out of Level 3	(44,205)	—	(44,205)	—
Ending balance	$1,433	$—	$1,433	$(4,703)

Net unrealized gains	$287	$—	$287

	2012
	Assets			Liabilities
	Fixed maturity securities available for sale	Equity securities available for sale	Total	GMWB
Beginning balance	$43,759	$1,123	$44,882	$(187)
Included in earnings	109	—	109	(1,228)
Included in other comprehensive income (loss)	(160)	132	(28)	—
Purchases, issuances, sales and other dispositions:
Purchases	—	—	—	—
Issuances	—	—	—	1,592
Sales	—	—	—	—
Other dispositions	(5,406)	—	(5,406)	(1,257)
Transfers into Level 3	7,831	—	7,831	—
Transfers out of Level 3	—	—	—	—
Ending balance	$46,133	$1,255	$47,388	$(1,080)

Net unrealized gains (losses)	$(172)	$132	$(40)

The Company did not exclude any realized or unrealized gains or losses on items transferred into Level 3 in any of the periods presented. Depending upon the availability of Level 1 or Level 2 pricing, specific securities may transfer into or out of Level 3.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

In 2013, the Company was able to identify significant assumptions or was able to corroborate observable market data for securities that had been level 3 in the previous year. These securities were transfered from Level 3 to Level 2. The Company did not have any transfers between Level 1 and Level 2 during the years ended December 31, 2013 and 2012.

The Company's primary category of Level 3 fair values is fixed maturity securities, totaling $1.4 million as of December 31, 2013. These assets are valued using comparable security valuations through the unobservable input of estimated discount spreads. Specifically, the Company reviews the values and discount spreads on similar securities for which such information is observable in the market. Estimates of increased discount spreads are then determined based upon the characteristics of the securities being evaluated.

The fair value of the GMWB embedded derivative is calculated using a discounted cash flow valuation model that projects future cash flows under multiple risk neutral stochastic equity scenarios. The risk neutral scenarios are generated using the current swap curve and projected equity volatilities and correlations. The equity correlations are based on historical price observations. For policyholder behavior assumptions, expected lapse and utilization assumptions are used and updated for actual experience. The mortality assumption uses the 2000 US Annuity Basic Table Mortality Table. The present value of cash flows is determined using the discount rate curve, based upon LIBOR plus a credit spread.

The following table presents the valuation method for material financial instruments included in Level 3, as well as the unobservable inputs used in the valuation of those financial instruments at December 31, 2013.

	Fair Value	Valuation Technique	Unobservable Inputs	Range
Embedded Derivative - GMWB	$(4,703)	Actuarial cash flow model	Mortality	80% of US Annuity Basic Table (2000)
			Lapse	0%-16% depending on product/duration/funded status of guarantee
			Benefit Utilization	0%-80% depending on age/duration/funded status of guarantee
			Nonperformance Risk	0.47%-1.40%

The GMWB liability is sensitive to changes in observable and unobservable inputs. Observable inputs include risk-free rates, index returns, volatilities, and correlations. Increases in risk-free rates and equity returns reduce the liability, while increases in volatilities increase the liability. The Company's mortality, lapse, benefit utilization and nonperformance risk adjustment are unobservable. Increases in mortality, lapses and credit spreads used for nonperformance risk reduce the liability, while increases in benefit utilization increase the liability.

The Company estimates that the impact of unobservable inputs is as follows: a 10% increase in the mortality assumption would reduce the liability less than $0.1 million; a 10% decrease in the lapse assumption would increase the liability less than $0.1 million; a 10% increase in the benefit utilization would increase the liability $0.5 million; and a 10 basis point increase in the credit spreads used for non-performance would decrease the liability $0.2 million.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The table below is a summary of fair value estimates at December 31 for financial instruments. The Company has not included assets and liabilities that are not financial instruments in this disclosure. The total of the fair value calculations presented below may not be indicative of the value that can be obtained.

	2013		2012
	Carrying Value	Fair Value	Carrying Value	Fair Value
Assets:
Investments:
Fixed maturity securities available for sale	$2,618,620	$2,618,620	$2,788,141	$2,788,141
Equity securities available for sale	34,386	34,386	20,061	20,061
Mortgage loans	629,256	658,142	674,034	722,098
Policy loans	83,518	83,518	77,133	77,133
Cash and short-term financial assets	48,909	48,909	31,928	31,928
Separate account assets	393,416	393,416	340,093	340,093

Liabilities:
Individual and group annuities	1,100,495	1,078,618	1,130,032	1,108,987
Supplementary contracts without life contingencies	51,624	50,097	54,321	53,389
Separate account liabilities	393,416	393,416	340,093	340,093
Other policyholder funds - GMWB	(4,703)	(4,703)	(1,080)	(1,080)

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

6. Financing Receivables

The Company has financing receivables that have both a specific maturity date, either on demand or on a fixed or determinable date, and are recognized as assets in the Consolidated Balance Sheets.

The table below identifies the Company’s financing receivables by classification amount at December 31.

	2013	2012
Receivables:
Agent receivables, net (allowance $2,245; 2012 - $2,261)	$1,660	$1,697
Investment-related financing receivables:
Mortgage loans, net (allowance $3,251; 2012 - $3,346)	629,256	674,034
Total financing receivables	$630,916	$675,731

The following table details the activity of the allowance for uncollectible accounts on agent receivables at December 31.

	2013	2012
Beginning of year	$2,261	$2,226
Additions	69	229
Deductions	(85)	(194)
End of period	$2,245	$2,261

The following table details the mortgage loan portfolio, as collectively or individually evaluated for impairment at December 31.

	2013	2012
Mortgage loans collectively evaluated for impairment	$582,679	$622,381
Mortgage loans individually evaluated for impairment	49,828	54,999
Allowance for potential future losses	(3,251)	(3,346)
Carrying value	$629,256	$674,034

The following table details the activity of the allowance for potential future losses on mortgage loans at December 31.

	2013	2012
Beginning of year	$3,346	$2,849
Provision	—	497
Deductions	(95)	—
End of period	$3,251	$3,346

Agent Receivables
The Company has agent receivables which are classified as financing receivables and which are reduced by an allowance for doubtful accounts. These trade receivables from agents are long-term in nature and are specifically assessed as to the collectibility of each receivable. The Company's gross agent receivables totaled $3.9 million at December 31, 2013 with an allowance for doubtful accounts totaling $2.2 million. Gross agent receivables totaled $4.0 million with an allowance for doubtful accounts of $2.3 million at December 31, 2012. The Company had no material troubled debt that was restructured or modified during any of the periods presented. The Company has two types of agent receivables including:

•	Agent specific loans. At both December 31, 2013 and December 31, 2012, these loans totaled $1.1 million, with an allowance for doubtful accounts of $0.3 million.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
•
Various agent commission advances and other commission receivables. Gross agent receivables in this category totaled $2.8 million, with an allowance for doubtful accounts of $1.9 million at December 31, 2013. Gross agent receivables totaled $2.9 million and the allowance for doubtful accounts was $2.0 million at December 31, 2012.

Mortgage Loans
The Company considers its mortgage loan portfolio to be long-term financing receivables. Mortgage loans are stated at cost, adjusted for amortization of premium and accrual of discount, less of an allowance for potential future losses. Mortgage loan interest income is recognized on an accrual basis with any premium or discount amortized over the life of the loan. Prepayment and late fees are recorded on the date of collection. Loans in foreclosure, loans considered impaired, or loans past due 90 or more are placed on a non-accrual status.

If a mortgage loan is determined to be on non-accrual status, the Company does not accrue interest income. The loan is independently monitored and evaluated as to potential impairment or foreclosure. This evaluation includes assessing the probability of receiving future cash flows, along with consideration of many of the factors described below. If delinquent payments are made and the loan is brought current, then the Company returns the loan to active status and accrues income accordingly.

Generally, the Company considers its mortgage loans to be a portfolio segment. The Company considers its primary class to be property type. The Company primarily uses loan-to-value as its credit risk quality indicator but also monitors additional secondary risk factors, such as geographic distribution both on a regional and specific state basis. The mortgage loan portfolio segment is presented by property type in a table in Note 4 - Investments, as are geographic distributions by both region and state. These measures are also supplemented with various other analytics to provide additional information concerning potential impairment of mortgage loans and management's assessment of financing receivables.

The following table presents an aging schedule for delinquent payments for both principal and interest at December 31, 2013 and December 31, 2012, by property type.

		Amount of Payments Past Due
	Book Value	30-59 Days	60-89 Days	> 90 Days	Total
December 31, 2013
Industrial	$—	$—	$—	$—	$—
Office	8,497	24	—	829	853
Medical	3,921	32	—	—	32
Other	—	—	—	—	—
Total	$12,418	$56	$—	$829	$885

December 31, 2012
Industrial	$—	$—	$—	$—	$—
Office	6,053	9	—	201	210
Medical	—	—	—	—	—
Other	—	—	—	—	—
Total	$6,053	$9	$—	$201	$210

As of December 31, 2013, there were five mortgage loans that were 30 days or more past due, including two that were 120 days past due. The two loans that were 120 days past due are in the process of foreclosure. At December 31, 2012, there were three mortgage loans that were 30 days past due. Subsequently, payment was received on these loans and they were brought current in January 2013.

The allowance for potential future losses is monitored and evaluated at multiple levels with a process that includes, but is not limited to, the factors presented below. Generally, the Company establishes the allowance for potential future losses using the collectively evaluated impairment methodology at an overall portfolio level and then specifically identifies an allowance for potential future losses on loans that contain elevated risk profiles. If the Company determines through its evaluation that a loan has an elevated specific risk profile, it then individually assesses the loan’s risk profile and assigns a specific allowance value based on many factors, including those identified below.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

Macro-environmental and elevated risk profile considerations:

•	Current industry conditions that are affecting the market, including rental and vacancy rates;
•	Perceived market liquidity;
•	Analysis of the markets and sub-markets in which the Company has mortgage loans;
•	Analysis of industry historical loss and delinquency experience;
•	Other factors that the Company may perceive as important or critical given its portfolio; and
•
Analysis of the Company’s loan portfolio based on loan size concentrations, geographic concentrations, property type concentrations, maturity concentrations, origination loan-to-value concentrations, and borrower concentrations.

Specific mortgage loan level considerations:

•	The payment history of each borrower;
•	Negative reports from property inspectors; and
•	Each loan’s property financial statement including net operating income, debt service coverage, and occupancy level.

The Company has not acquired any mortgage loans with deteriorated credit quality during the years presented.

As part of the Company’s process of monitoring impairments on loans, there are a number of significant risks and uncertainties inherent in this process. These risks include, but are not limited to:

•	The risk that the Company’s assessment of a borrower to meet all of its contractual obligations will change based on changes in the credit characteristics of the borrower or property;
•	The risk that the economic outlook will be worse than expected or have more of an impact on the borrower than anticipated;
•	The risk that the performance of the underlying property could deteriorate in the future;
•	The risk that fraudulent, inaccurate, or misleading information could be provided to the Company;
•	The risk that the methodology or assumptions used to develop estimates of the portion of the impairment of the loan prove over time to be inaccurate; and
•	The risk that other facts and circumstances change such that it becomes more likely than not that the Company will not obtain all of it contractual payments.

The Company did not increase the allowance for potential future losses during 2013. However, the Company reviews the portfolio's risk profile and expected ongoing performance not less often than quarterly.

To the extent the Company's review and valuation determines a loan is impaired, that amount is charged to the allowance for potential future losses and the loan balance is reduced. In the event that a property is foreclosed upon, the carrying value is written down to the lesser of the current fair value, less selling costs, or book value of the property with a charge to the allowance and a corresponding reduction to the mortgage loan asset.

Over the past two years, the Company has had three mortgage loan defaults. One loan was foreclosed in the first quarter of 2012. This foreclosure resulted in an impairment loss of $0.2 million. The other two loan defaults are currently in the process of foreclosure. The Company had no troubled loans that were restructured or modified in 2013 or 2012.

7. Variable Interest Entities

The Company invests in certain affordable housing and real estate joint ventures which are considered to be variable interest entities (VIEs) and are included in Real Estate in the Consolidated Balance Sheets. The assets held in affordable housing real estate joint venture VIEs are primarily residential real estate properties that are restricted to provide affordable housing under federal or state programs for varying periods of time. The restrictions primarily apply to the rents that may be paid by tenants residing in the properties during the term of an agreement to remain in the affordable housing program. Investments in real estate joint ventures are equity interests in partnerships or limited liability corporations that may or may not participate in profits or residual value. In certain cases, the Company may issue fixed-rate senior mortgage loan investments secured by properties controlled by VIEs. These investments are classified as mortgage loans in the Consolidated Balance Sheets, and the income received from such investments is recorded as investment income in the Consolidated Statements of Comprehensive Income.

Investments in the affordable housing and real estate joint ventures are interests that will absorb portions of the VIE's expected losses or receive portions of expected residual returns of the VIE's net assets exclusive of variable interests. The Company makes an initial assessment of whether it is the primary beneficiary of a VIE at the time of the initial investment and on an

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

ongoing basis thereafter. The Company considers many factors when making this determination based upon a review of the underlying investment agreement and other information related to the specific investment. The first factor is whether the Company has the ability to direct the activities of a VIE that most significantly impact the VIE's economic performance. The power to direct the activities of the VIE is generally vested in the managing general partner or managing member of the VIE, which is not the position held by the Company in these investments. Other factors include the entity's equity investment at risk, decision-making abilities, obligations to absorb economic risks, and the right to receive economic rewards of the entity; and the extent to which the Company shares in the VIE's expected losses and residual returns.

Most of the Company’s investment interests in VIEs not in the form of a fixed-rate senior mortgage debt investment are recorded using the equity method, with cash distributions from the VIE and cash contributions to the VIE recorded as decreases or increases, respectively, in the carrying value of the VIE. Certain other equity investments in VIEs, where permitted, are recorded on an amortized cost basis. The operating performance of investments in the VIE is recorded in the Consolidated Statements of Comprehensive Income as investment income or as a component of income tax expense, depending upon the nature and primary design of the investment. The Company evaluates the carrying value of VIEs for impairment on an ongoing basis to assess whether the carrying value is expected to be realized during the anticipated life of the investment.

The following table presents the carrying amount and maximum exposure to loss relating to VIEs for which the Company holds a variable interest, but is not the primary beneficiary, and which had not been consolidated at December 31, 2013 and December 31, 2012. The table includes investments in six real estate joint ventures and 25 affordable housing real estate joint ventures at both December 31, 2013 and December 31, 2012.

	2013		2012
	Carrying Amount	Maximum Exposure to Loss	Carrying Amount	Maximum Exposure to Loss
Real estate joint ventures	$22,104	$22,104	$22,440	$22,440
Affordable housing real estate joint ventures	19,422	61,624	22,704	60,527
Total	$41,526	$83,728	$45,144	$82,967

The maximum exposure to loss relating to the real estate joint ventures and affordable housing real estate joint ventures, as shown in the table above, is equal to the carrying amounts plus any unfunded equity commitments, exposure to potential recapture of tax credits, guarantees of debt, or other obligations of the VIE with recourse to the Company. Unfunded equity and loan commitments typically require financial or operating performance by other parties and have not yet become due or payable but which may become due in the future.

At December 31, 2013 and 2012, the Company had unfunded commitments of $0.2 million and $1.3 million, respectively. In 2013, there were no mortgage loan commitments outstanding to the real estate joint venture VIEs, while commitments totaled $0.3 million in 2012. Unfunded equity commitments for the development of properties owned were $0.2 million and $1.0 million in 2013 and 2012, respectively. The loan commitments are included in Note 21 to the Consolidated Financial Statements. The Company also has contingent commitments to fund additional equity contributions for operating support to certain real estate joint venture VIEs, which could result in additional exposure to loss. However, the Company is not able to quantify the amount of these contingent commitments.

In addition, the maximum exposure to loss on affordable housing joint ventures at December 31, 2013 and 2012 includes $22.5 million and $14.1 million, respectively, of losses which could be realized if the tax credits received by the VIEs were recaptured. Recapture events would cause the Company to reverse some or all of the benefit previously recognized by the Company or third parties to whom the tax credit interests were transferred. A recapture event can occur at any time during a 15-year required compliance period. The principal causes of recapture include financial default and non-compliance with affordable housing program requirements by the properties controlled by the VIE. The potential exposure due to recapture may be mitigated by guarantees from the managing member or managing partner in the VIE, insurance contracts, or changes in the residual value accruing to the Company's interests in the VIEs.

8. Property and Equipment

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

Property and equipment are stated at cost and depreciated over estimated useful lives using the straight-line method. The home office is depreciated over 25 to 50 years and furniture and equipment is depreciated over 3 to 10 years. The table below provides information at December 31.

	2013	2012
Land	$766	$766
Home office complex	20,775	20,828
Furniture and equipment	46,176	45,308
	67,717	66,902
Accumulated depreciation	(50,193)	(48,559)
	$17,524	$18,343

During 2012, the Company completed a change in accounting estimate related to a long-lived asset. This asset concluded its initial depreciation schedule in the third quarter of 2012. The Company reassessed this asset and its ongoing use and determined that it has a useful life greater than estimated at the time of its initial implementation. The Company also established an updated residual value, consistent with a longer use of the asset. Please see Note 3 - Change in Accounting Principle and Change in Accounting Estimate for additional information. Depreciation expense totaled $1.6 million in 2013 (2012 - $5.1 million; 2011 - $1.5 million).

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

9. Separate Accounts

Separate account assets and liabilities arise from the sale of variable universal life insurance and variable annuity products. The separate account represents funds segregated for the benefit of certain policyholders who bear the investment risk. The assets are legally segregated and are not subject to claims which may arise from any other business of the Company. The separate account assets and liabilities, which are equal, are recorded at fair value based upon net asset value (NAV). Policyholder account deposits and withdrawals, investment income, and realized investment gains and losses are excluded from the amounts reported in the Consolidated Statements of Comprehensive Income. Revenues to the Company from separate accounts consist principally of contract charges, which include maintenance charges, administrative fees, and mortality and risk charges.

In April 2013, the Company acquired a closed block of variable universal life insurance policies and variable annuity contracts from American Family as discussed in the Reinsurance Transaction section of Note 1. The Company assumed 100% of the separate account liabilities on a modified coinsurance basis and 100% of the general account liabilities on a coinsurance basis. The modified coinsurance portion of the transaction represented approximately $291.6 million in separate account fund balances. The Company receives fees based upon both specific transactions and the fund value of the block of policies, as provided under modified coinsurance transactions. Also, as required under modified coinsurance transaction accounting, the separate account fund balances were not recorded as separate accounts on the Company's financial statements. The coinsurance portion of the transaction represented approximately $23.6 million in fund value and $0.6 million in future policy benefits at acquisition. The fund value and future policy benefits approximated $26.0 million and $0.8 million at December 31, 2013, respectively. The Company recorded these fixed funds accounts as a separate block under its general accounts.

The following table provides a reconciliation of activity within separate account liabilities at December 31.

	2013	2012	2011
Balance at beginning of year	$340,093	$316,609	$339,029
Deposits on variable policyholder contracts	36,471	33,748	33,139
Transfers to general account	(4,349)	(5,082)	(5,282)
Investment performance	69,545	43,399	(2,180)
Policyholder benefits and withdrawals	(35,236)	(35,799)	(35,285)
Contract charges	(13,108)	(12,782)	(12,812)
Balance at end of year	$393,416	$340,093	$316,609

The Company has a guaranteed minimum withdrawal benefit (GMWB) rider that can be added to new or existing variable annuity contracts. The rider provides an enhanced withdrawal benefit that guarantees a stream of income payments to an owner or annuitant, regardless of the contract account value. The value of variable annuity separate accounts with the GMWB rider was $123.9 million at December 31, 2013 (2012 - $102.5 million), and the guarantee liability was $(4.7) million at December 31, 2013 (2012 - $(1.1) million). The value of the GMWB rider is recorded at fair value. The change in this value is included in policyholder benefits in the Consolidated Statements of Comprehensive Income. The value of variable annuity separate accounts with the GMWB rider is recorded in separate account liabilities, and the value of the rider is included in other policyholder funds in the Consolidated Balance Sheets.

The total separate account assets were $393.4 million at December 31, 2013 (2012 - $340.1 million). Variable universal life and variable annuity assets comprised 29% and 71% of this amount, respectively, in both 2013 and 2012.

Guarantees are offered under variable universal life and variable annuity contracts: a guaranteed minimum death benefit (GMDB) rider is available on certain variable universal life contracts, and GMDB are provided on all variable annuities. The GMDB rider for variable universal life contracts guarantees the death benefit for specified periods of time, regardless of investment performance, provided cumulative premium requirements are met. The GMDB rider for variable annuity contracts guarantees the death benefit for specified periods of time, regardless of investment performance.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

At December 31, 2013, separate account balances for variable annuity contracts were $279.6 million. The total reserve held for variable annuity GMDB was less than $0.1 million (December 31, 2012 - $0.1 million). Additional information related to the GMDB and related separate account balances and net amount at risk (the amount by which the GMDB exceeds the account balance) as of December 31, 2013 and 2012 is provided below:

	2013		2012
	Separate Account Balance	Net Amount at Risk	Separate Account Balance	Net Amount at Risk
Return of net deposits	$221,905	$684	$195,557	$1,374
Return of the greater of the highest anniversary contract value or net deposits	8,918	9	7,816	53
Return of the greater of every fifth year highest anniversary contract value or net deposits	6,726	57	5,714	70
Return of the greater of net deposits accumulated annually at 5% or the highest anniversary contract value	42,083	1,579	33,991	2,725
Total	$279,632	$2,329	$243,078	$4,222

The following table presents the GMDB for the variable annuity incurred and paid death benefits for the three years ended December 31.

	2013	2012	2011
Variable annuity incurred death benefits	$2,900	$2,296	$1,145
Variable annuity paid death benefits	3,744	2,029	1,016

The following table presents the aggregate fair value of assets by major investment asset category supporting the variable annuity separate accounts with guaranteed benefits at December 31.

	2013	2012	2011
Money market	$4,770	$5,408	$5,325
Fixed income	40,036	42,086	42,004
Balanced	64,015	47,673	43,795
International equity	24,745	25,384	25,401
Intermediate equity	116,770	95,487	80,755
Aggressive equity	29,296	27,040	27,591
Total	$279,632	$243,078	$224,871

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

10. Unpaid Accident and Health Claims Liability

The liability for unpaid accident and health claims is included with policy and contract claims on the Consolidated Balance Sheets. Claim adjustment expenditures are expensed as incurred and were not material in any year presented. Activity in the liability follows.

	2013	2012	2011
Gross liability at beginning of year	$36,219	$32,921	$38,196
Less reinsurance recoverable	(29,938)	(26,797)	(30,893)
Net liability at beginning of year	6,281	6,124	7,303
Incurred benefits related to:
Current year	24,333	22,061	23,218
Prior years 1	(937)	(356)	(1,242)
Total incurred benefits	23,396	21,705	21,976
Paid benefits related to:
Current year	20,906	18,667	20,289
Prior years	2,450	2,881	2,866
Total paid benefits	23,356	21,548	23,155
Net liability at end of year	6,321	6,281	6,124
Reinsurance recoverable	27,567	29,938	26,797
Gross liability at end of year	$33,888	$36,219	$32,921

1	The incurred benefits related to prior years’ unpaid accident and health claims reflect the change in these liabilities.

The Company modified the presentation of information in the table above to incorporate disability reserves and has conformed prior years to be consistent with the current year presentation. The changes have no impact on amounts reported in the consolidated financial statements.

11. Notes Payable

The Company had no notes payable at December 31, 2013 or December 31, 2012.

As a member of the FHLB with a capital investment of $4.8 million, the Company has the ability to borrow on a collateralized basis from the FHLB. The Company received an insignificant amount of dividends on the capital investment in 2013, 2012, and 2011.

The Company has unsecured revolving lines of credit of $60.0 million with two major commercial banks with no balances outstanding at December 31, 2013 and 2012. The lines of credit are at variable interest rates based upon short-term indices, and they will mature in June of 2014. The Company anticipates renewing these lines as they come due.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

12. Income Taxes

The following tables provide information about income taxes and a reconciliation of the federal income tax rate to the Company’s effective income tax rate for the years ended December 31.

	2013	2012	2011
Current income tax expense	$7,855	$18,926	$10,011
Deferred income tax expense	7,033	702	3,554
Total income tax expense	$14,888	$19,628	$13,565

	2013	2012	2011
Federal income tax rate	35%	35%	35%
Tax credits, net of equity adjustment	(2)%	(1)%	—%
Permanent differences	—%	(1)%	(1)%
Effective income tax rate	33%	33%	34%

Presented below are tax effects of temporary differences that result in significant deferred tax assets and liabilities at December 31.

	2013	2012
Deferred tax assets:
Future policy benefits	$27,721	$26,319
Employee retirement benefits	26,506	33,296
Tax carryovers	326	418
Other	—	2,418
Deferred tax assets	54,553	62,451
Deferred tax liabilities:
Basis differences between tax and
GAAP accounting for investments	6,215	9,853
Unrealized investment gains	43,550	94,339
Capitalization of deferred acquisition costs, net of amortization	55,818	27,706
Value of business acquired	9,990	7,408
Property and equipment, net	5,211	5,606
Other	1,765	—
Deferred tax liabilities	122,549	144,912
Net deferred tax liability	67,996	82,461
Current tax liability (asset)	(709)	1,996
Income taxes payable	$67,287	$84,457

A valuation allowance must be established for any portion of the deferred tax asset which is believed not to be realizable. Management reviews the need for a valuation allowance based on the Company’s anticipated future earnings, reversal of future taxable differences, the available carryback and carryforward periods, tax planning strategies that are prudent and feasible, and the ability and intent to hold securities until their recovery. In management’s opinion, it is more likely than not that the Company will realize the benefit of its deferred taxes.

The Company and its subsidiaries file income tax returns in the U.S. federal jurisdiction and various state jurisdictions. In general, the Company is no longer subject to U.S. federal, state or local income tax examinations by tax authorities for years prior to 2010. The Company is not currently under examination by the Internal Revenue Service.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

Tax positions are evaluated at the reporting date to determine whether an unrecognized tax benefit should be recorded. The Company did not have any unrecognized tax benefits at December 31, 2013, 2012, or 2011.

The Company's policy is to recognize interest and penalties accrued related to unrecognized tax benefits in income tax expense (benefit). The Company recognized $0.1 million of tax penalty and interest expense in 2013. The Company did not recognize any expense (benefit) related to interest and penalties during 2012 or 2011. The Company did not have any accrued interest and penalties at December 31, 2013 or December 31, 2012.

The income tax expense is recorded in various places in the Company's financial statements, as detailed below, for the years ended December 31.

	2013	2012	2011
Income tax expense	$14,888	$19,628	$13,565
Stockholders’ equity:
Related to:
Change in net unrealized gains on securities available for sale	(50,790)	24,974	30,799
Effect on DAC and VOBA	16,577	(6,080)	(7,501)
Change in future policy benefits	4,534	(4,611)	(3,081)
Change in policyholder account balances	220	(195)	(87)
Change in benefit plan obligations	7,961	(1,161)	(8,133)
Total income tax expense (benefit) included in financial statements	$(6,610)	$32,555	$25,562

13. Pensions and Other Postretirement Benefits

The Company has pension and other postretirement benefit plans covering substantially all its employees for which the measurement date is December 31.

The Kansas City Life Cash Balance Pension Plan (the Plan) was amended effective December 31, 2010 to provide that participants’ accrued benefits will be frozen, and that no further benefits or accruals will be earned after December 31, 2010. Although participants will no longer accrue additional benefits under the Plan at December 31, 2010, participants will continue to earn years of service for vesting purposes under the Plan with respect to their benefits accrued through December 31, 2010. In addition, the cash balance account will continue to earn annual interest. Plan benefits are based on a cash balance account consisting of credits to the account based upon an employee’s years of service, compensation and interest credits on account balances calculated using the greater of the average 30-year Treasury bond rate for November of each year or 5.5%. The benefits expected to be paid in each year from 2014 through 2018 are $11.4 million, $10.3 million, $9.3 million, $9.3 million, and $10.0 million, respectively. The aggregate benefits expected to be paid in the five years from 2019 through 2023 are $48.9 million. The expected benefits to be paid are based on the same assumptions used to measure the Company’s benefit obligation at December 31, 2013 and are the actuarial present value of the vested benefits to which the employee is currently entitled but based upon the expected date of separation or retirement. The 2014 contribution for the plan has not been determined.

The asset allocation of the fair value of pension plan assets compared to the target allocation range at December 31 was:

	2013	2012	Target Allocation

Equity securities	39%	39%	33% - 43%
Asset allocation and alternative assets	28%	29%	23% - 33%
Debt securities	30%	31%	26% - 42%
Cash and cash equivalents	3%	1%	0% - 2%

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

Certain of the Company's pension plan assets consist of investments in pooled separate accounts offered by the Plan. Net asset value (NAV) of the separate accounts is calculated in a manner consistent with GAAP for investment companies and is determinative of their fair value. Several of the separate accounts invest in publicly quoted mutual funds or actively managed stocks. The fair value of the underlying mutual funds or stock is used to determine the NAV of the separate account, which is not publicly quoted. Some of the separate accounts also invest in fixed income securities. The fair value of the underlying securities is based on quoted prices of similar assets and used to determine the NAV of the separate account. Sale of plan assets may be at values less than NAV. Certain redemption restrictions may apply to specific stock and bond funds, including written notices prior to the withdrawal of funds and a potential redemption fee on certain withdrawals.

Hedge fund investments are recorded at net asset value. The Plan's hedge funds invest primarily in other investment funds. The valuation policies of the hedge funds provide that the value of investments in other investment funds be stated at fair value based on the net asset value of the other investment funds and certain redemption restrictions may apply, including a forty-five day prior written notice to withdraw funds.

Plan fiduciaries set investment policies and strategies and oversee its investment allocation, which includes selecting investment managers, commissioning periodic asset-liability studies, and setting long-term strategic targets. Long-term strategic investment objectives include preserving the funded status of the plan and balancing risk and return. Target allocation ranges are guidelines, not limitations, and occasionally plan fiduciaries will approve allocations above or below a target range. The Plan does not expect to return any plan assets to the Company during 2014.

The current assumption for the expected long-term rate of return on plan assets is 7.7%. This assumption is determined by analyzing: 1) historical average returns achieved by asset allocation and active management; 2) historical data on the volatility of returns; 3) current yields available in the marketplace; 4) actual returns on plan assets; and 5) current and anticipated future allocation among asset classes. The asset classes used for this analysis are domestic and international equities, investment grade corporate bonds, alternative assets, and cash. The overall rate is derived as a weighted average of the estimated long-term returns on the asset classes represented in the investment portfolio of the plan.

The assumed discount rates used to determine the benefit obligation for pension benefits and postretirement benefits are 4.42% and 4.88%, respectively. The discount rates were determined by reference to the Citigroup Pension Liability Yield Curve on December 31, 2013. Specifically, the spot rate curve represents the rates on zero coupon securities of the quality and type included in the pension index at various maturities. By discounting benefit cash flows at these rates, a notional amount equal to the fair value of a cash flow defeasing portfolio of bonds was determined. The discount rate for benefits was calculated as a single rate giving the same discounted value as the notional amount.

The postretirement medical plans for eligible employees, agents, and their dependents are contributory with contributions adjusted annually. The benefits expected to be paid in each year from 2014 through 2018 are $0.9 million, $1.0 million, $1.1 million, $1.1 million, and $1.2 million, respectively. The aggregate benefits expected to be paid in the five years from 2019 through 2023 are $7.3 million. The expected benefits to be paid are based on the same assumptions used to measure the Company’s benefit obligation at December 31, 2013. Contributions to the plan in 2013 were $1.1 million. The 2014 contribution for the plan is estimated to be $0.9 million. The Company pays these medical costs as they become due and the plan incorporates cost-sharing features. The postretirement plan disclosures included herein do not include the potential impact from the Medicare Act (the Act) that became law in December 2003. The Act introduced a new federal subsidy to sponsors of certain retiree healthcare plans that provide a benefit that is at least actuarially equivalent to Medicare. Since the Company does not provide benefits that are actuarially equivalent to Medicare, the Act did not impact the Company’s disclosures.

The postretirement life insurance plan is non-contributory with level annual payments over the participants' expected service periods. The plan covers only those employees with at least one year of service at December 31, 1997. The benefits in this plan are frozen, using the employees' years of service and compensation at December 31, 1997.

Non-contributory defined contribution retirement plans for eligible general agents and sales agents provide supplemental payments based upon earned agency first year individual life and annuity commissions. Contributions to these plans in 2013 were $0.1 million (2012 - $0.1 million; 2011 - $0.1 million). Non-contributory deferred compensation plans for eligible agents based upon earned first year commissions are also offered. Contributions to these plans in 2013 were $0.3 million (2012 - $0.5 million; 2011 - $0.5 million).

Savings plans for eligible employees and agents match employee and agent contributions up to 8% of salary and 2.5% of agents’ prior year paid commissions, respectively. Contributions to the plan in 2013 were $2.1 million (2012 – $3.2 million; 2011 – $3.3 million). The Company may contribute an additional profit sharing amount up to 4% of salary for eligible employees, depending upon corporate profits. In 2013, the Company made a contribution to the plan under the profit sharing determination of 4% of salary for eligible employees, which totaled $1.3 million. In 2012, the Company made a profit sharing contribution of $1.3 million.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

A non-contributory trusteed employee stock ownership plan covers substantially all salaried employees. No contributions have been made to this plan since 1992.

The Company recognizes the funded status of its defined pension and postretirement plans, measured as the difference between plan assets at fair value and the projected benefit obligation, on the Consolidated Balance Sheets. Changes in the funded status that arise during the period, but are not recognized as components of net periodic benefit cost, are recognized within other comprehensive income (loss), net of taxes.

The following tables provide information regarding pension benefits and other benefits for the years ended December 31.

	Pension Benefits		Other Benefits
	2013	2012	2013	2012
Change in projected benefit obligation:
Benefit obligation at beginning of year	$159,201	$153,094	$36,403	$35,425
Service cost	—	—	786	879
Interest cost	5,338	5,796	1,368	1,529
Plan participants' contributions	—	—	496	556
Curtailments and plan changes	—	—	(4,357)	—
Actuarial (gain) loss	(9,394)	9,844	(1,922)	(567)
Benefits paid	(9,145)	(9,533)	(1,595)	(1,419)
Benefit obligation at end of year	$146,000	$159,201	$31,179	$36,403

Change in plan assets:
Fair value of plan assets at beginning of year	$125,153	$113,931	$—	$586
Reduction of plan assets	—	—	—	(586)
Return on plan assets	14,671	14,723	—	—
Plan participants' contributions	—	—	496	556
Company contributions	6,028	6,032	1,099	863
Benefits paid	(9,145)	(9,533)	(1,595)	(1,419)
Fair value of plan assets at end of year	$136,707	$125,153	$—	$—

Unfunded status at end of year	$9,293	$34,048	$31,179	$36,403

Amounts recognized in accumulated other comprehensive income:
Net loss	$59,241	$76,472	$3,974	$6,000
Prior service credit	—	—	(4,194)	(705)
Total accumulated other comprehensive income	$59,241	$76,472	$(220)	$5,295

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

	Pension Benefits		Other Benefits
	2013	2012	2013	2012
Other changes in plan assets and benefit obligations recognized in other comprehensive income (loss):
Unrecognized actuarial net (gain) loss	$(14,838)	$4,010	$(1,923)	$(566)
Unrecognized prior service credit	—	—	(4,357)	—
Amortization of net loss	(2,393)	(133)	(103)	(247)
Curtailments and plan changes	—	—	116	—
Amortization of prior service cost	—	—	752	252
Total (gain) loss recognized in other comprehensive income	$(17,231)	$3,877	$(5,515)	$(561)

	Pension Benefits		Other Benefits
	2013	2012	2013	2012
Plans with underfunded accumulated benefit obligation:
Projected benefit obligation	$146,000	$159,201	$—	$—
Accumulated benefit obligation	146,000	159,201	—	—
Fair value of plan assets	136,707	125,153	—	—

Weighted average assumptions used to determine benefit obligations at December 31:
Discount rate	4.42%	3.47%	4.88%	4.03%
Expected return on plan assets	7.70%	8.00%	—	—

Weighted average assumptions used to determine net periodic benefit cost for years ended December 31:
Discount rate	3.47%	3.96%	4.03%	4.46%
Expected return on plan assets	7.70%	8.00%	—	—

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The following table presents the fair value of each major category of pension plan assets at December 31.

	Pension Plan
	2013	2012
Debt securities:
United States Government fixed maturity securities	$2,210	$2,315
Industrial and public utility fixed maturity securities	18,651	20,559
Investment funds:
Hedge funds	17,839	16,272
Stock and bond funds:
Domestic equity	27,382	24,453
International equity	19,709	18,068
Emerging markets	5,957	6,491
Global asset allocation	20,350	19,562
Fixed income	19,911	15,692
Other invested assets	53	81
Cash and cash equivalents	4,412	1,322
Receivables	233	338
Fair value of assets at end of year	$136,707	$125,153

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The following tables provide the fair value hierarchy, as described in Note 5 - Fair Value Measurements, for pension plan assets at December 31.

	2013
	Level 1	Level 2	Level 3	Total
Debt securities:
United States Government fixed maturity securities	$—	$2,210	$—	$2,210
Industrial and public utility fixed maturity securities	—	18,651	—	18,651
Investment funds:
Hedge funds	—	17,839	—	17,839
Stock and bond funds	—	93,309	—	93,309
Other invested assets	—	—	53	53
Cash and cash equivalents	4,412	—	—	4,412
Receivables	233	—	—	233
Total	$4,645	$132,009	$53	$136,707

	2012
	Level 1	Level 2	Level 3	Total
Debt securities:
United States Government fixed maturity securities	$—	$2,315	$—	$2,315
Industrial and public utility fixed maturity securities	—	20,435	124	20,559
Investment funds:
Hedge funds	—	16,272	—	16,272
Stock and bond funds	—	84,266	—	84,266
Other invested assets	—	—	81	81
Cash and cash equivalents	1,322	—	—	1,322
Receivables	338	—	—	338
Total	$1,660	$123,288	$124	$125,153

The following table discloses the changes in Level 3 plan assets measured at fair value on a recurring basis for the years ended December 31.

	Pension Plan
	2013	2012
Beginning balance	$205	$1,366
Losses realized and unrealized	(29)	(5)
Transfers in	—	—
Transfers out	(123)	(1,156)
Ending balance	$53	$205

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The following table provides the components of net periodic benefit cost for the years ended December 31.

	Pension Benefits			Other Benefits
	2013	2012	2011	2013	2012	2011
Service cost	$—	$—	$—	$786	$879	$676
Interest cost	5,338	5,796	6,775	1,368	1,529	1,529
Expected return on plan assets	(9,227)	(8,889)	(9,141)	—	—	(34)
Amortization of:
Unrecognized actuarial net loss	2,393	133	3,476	103	247	21
Unrecognized prior service credit	—	—	—	(752)	(252)	(252)
Curtailment	—	—	—	(116)	—	—
Net periodic benefit cost	(1,496)	(2,960)	1,110	1,389	2,403	1,940
Total recognized in other comprehensive income (loss)	(17,231)	3,877	16,624	(5,515)	(561)	6,613
Total recognized in net periodic benefit cost and other comprehensive income (loss)	$(18,727)	$917	$17,734	$(4,126)	$1,842	$8,553

The following table provides the estimated net loss and prior service credit for the pension plan and other postretirement plans that will be amortized from accumulated other comprehensive income (loss) into net periodic benefit cost in 2014.

	Pension Benefits	Other Benefits
Actuarial net loss	$1,718	$87
Prior service credit	—	(1,147)

The assumed growth rate of health care costs has a significant effect on the benefit amounts reported, as the table below demonstrates.

	One Percentage Point Change in the Growth Rate
	Increase	Decrease

Service and interest cost components	$474	$(366)
Postretirement benefit obligation	5,278	(4,226)

For measurement purposes, the annual increase in the per capita cost of covered health care benefits was assumed to be 8.25%, decreasing gradually to 5.0% in 2027 and thereafter.

Included in the Company's Other Benefits is a medical insurance plan for retired agents. During the second quarter of 2013, the Company notified the participants that this benefit was being terminated effective December 31, 2013. This benefit termination required a re-valuation of the plan, which was performed effective June 10, 2013 and resulted in a plan curtailment. The curtailment resulted in the immediate recognition of reduced operating expenses of $0.1 million and a reduced liability of $4.4 million.

During the first quarter of 2012, the Company identified an error related to the amortization period for unrecognized actuarial gains and losses for its pension plan. The Company determined that upon curtailment of the plan on January 1, 2011, the status of the plan participants should have changed from active to inactive. The amortization period was corrected from the average remaining service period of plan participants, approximately ten years, to the average remaining life expectancy of plan participants, approximately 26 years. The Company recognized a $2.0 million pre-tax benefit during 2012 related to the reversal of amortization recorded during 2011.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

14. Share-Based Payment

The Company has a long-term incentive plan for senior management that provides a cash award to participants for the increase in the share price of the Company's common stock through units (phantom shares) assigned by the Board of Directors. The cash award is calculated over a three-year interval on a calendar year basis. At the conclusion of each three-year interval, participants will receive a cash award based on the increase in the share price during a defined measurement period, multiplied by the number of units. The increase in the share price will be determined based on the change in the share price from the beginning to the end of the three-year interval. Dividends are accrued and paid at the end of each three-year interval to the extent that they exceed negative stock price appreciation. Plan payments are contingent on the continued employment of the participant unless termination is due to a qualifying event such as death, disability, or retirement. In addition, all payments are lump sum with no deferrals allowed. The Company does not make payments in shares, warrants, or options.

The following table provides information about the outstanding three-year intervals at December 31, 2013.

Defined Measurement Period	Number of Units	Grant Price
2011-2013	200,060	$32.45
2012-2014	206,389	$31.70
2013-2015	212,734	$37.86
2014-2016*	162,063	$48.06
* Effective January 1, 2014

The plan made a payment of $2.4 million during 2013 for the three-year interval ended December 31, 2012. No payments were made during 2012 or 2011 for the three-year intervals ended December 31, 2011 and 2010, respectively. The cost of compensation charged as an operating expense during 2013 was $3.5 million, net of tax. The cost of compensation charged as an operating expense during 2012 and 2011 were $2.2 million and $0.3 million, net of tax, respectively.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

15. Reinsurance

The table below provides information about reinsurance for the years ended December 31.

	2013	2012	2011
Life insurance in force (in millions) :
Direct	$27,753	$27,515	$27,926
Ceded	(13,689)	(13,622)	(13,978)
Assumed	4,271	1,187	1,276
Net	$18,335	$15,080	$15,224

Premiums:
Life insurance:
Direct	$166,364	$138,544	$130,004
Ceded	(45,061)	(44,760)	(46,315)
Assumed	22,556	2,758	3,164
Net	$143,859	$96,542	$86,853

Accident and health:
Direct	$55,068	$52,090	$51,842
Ceded	(12,397)	(12,543)	(11,357)
Net	$42,671	$39,547	$40,485

Ceded Reinsurance Arrangements
Old American has a coinsurance agreement that reinsures certain whole life policies issued by Old American prior to December 1, 1986. These policies had a face value of $26.3 million at December 31, 2013 (2012 - $29.6 million). The reserve for future policy benefits ceded under this agreement at December 31, 2013 was $15.1 million (2012 - $16.7 million).

Sunset Life entered into a yearly renewable term reinsurance agreement January 1, 2002, whereby it ceded 80% of its retained mortality risk on traditional and universal life policies. In June 2012, Sunset Life recaptured approximately 9% of the outstanding bulk reinsurance agreement. At December 31, 2013, the insurance in force ceded approximated $1.0 billion (2012 - $1.1 billion) and premiums totaled $7.4 million (2012 - $7.7 million; 2011 - $8.9 million).

Reinsurance recoverables were $191.1 million at year-end 2013, consisting of reserves ceded of $178.7 million and claims ceded of $12.4 million. Reinsurance recoverables were $190.6 million at year end 2012, consisting of reserves ceded of $177.1 million and claims ceded of $13.5 million.

The maximum retention on any one life during 2013 and 2012 was five hundred thousand dollars for ordinary life plans and one hundred thousand dollars for group coverage.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The following table reflects the Company’s reinsurance partners whose reinsurance recoverable was 5% or greater of the Company's total reinsurance recoverable at December 31, 2013, along with their A. M. Best credit rating.

	A. M. Best Rating	Reinsurance Recoverable	% of Recoverable
TransAmerica Life Insurance Company	A+	$44,863	23%
Security Life of Denver	A	27,734	15%
RGA Reinsurance Company	A+	18,887	10%
Employers Reassurance Corporation	A-	15,010	8%
Union Security Insurance Company	A-	12,418	6%
Lewer Life Insurance Company	B	10,047	5%
Lincoln National Life Insurance Company	A+	9,339	5%
Swiss Re Life & Health America, Inc	A+	9,165	5%
Swiss Re America Corporation	A+	8,863	5%
UNUM Life Insurance Company of America	A	8,863	5%
Other (20 Companies)		25,866	13%
Total		$191,055	100%

A contingent liability exists with respect to reinsurance, which may become a liability of the Company in the unlikely event that the reinsurers should be unable to meet obligations assumed under reinsurance contracts. The solvency of reinsurers is reviewed annually.

The Company monitors several factors that it considers relevant to satisfy itself as to the ongoing ability of a reinsurer to meet the obligations of the reinsurance agreements. These factors include the credit rating of the reinsurer, significant changes or events of the reinsurer, and any other factors that the Company believes relevant. If the Company believes that any reinsurer would not be able to satisfy its obligations with the Company, a separate contingency reserve may be established. At year-end 2013 and 2012, no reinsurer met these conditions. In addition, the Company will review the credit rating and financial statements of a reinsurer before entering into any new agreements.

Assumed Reinsurance Arrangements
Kansas City Life acquired a block of traditional life and universal life products in 1997 through a 100% coinsurance and servicing arrangement. Investments equal to the statutory policy reserves are held in a trust to secure payment of the estimated liabilities relating to the policies. At December 31, 2013, the block had $1.1 billion of life insurance in force (2012 - $1.2 billion). The block generated life insurance premiums of $2.4 million in 2013 (2012 - $2.6 million; 2011 - $2.8 million).

The Company acquired a block of variable universal life insurance policies and variable annuity contracts from American Family in 2013. The transfer was comprised of a 100% modified coinsurance transaction on the separate account business and a 100% coinsurance transaction for the corresponding fixed account business. Included in the transaction are ongoing servicing arrangements for this business. At December 31, 2013, the block consisted of $319.0 million of separate account balances, which are included in the financial statements of American Family. At December 31, 2013, the block consisted of $0.8 million of future policy benefits and $26.0 million in fixed fund balances that are included in policyholder account balances in the Company’s consolidated balance sheets.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

16. Comprehensive Income (Loss)

Comprehensive income (loss) is comprised of net income and other comprehensive income (loss). Other comprehensive income (loss) includes the unrealized investment gains or losses on securities available for sale (net of reclassifications for realized investment gains or losses), net of adjustments to DAC and VOBA, future policy benefits, and policyholder account balances (including deferred revenue liability). In addition, other comprehensive income (loss) includes the change in the liability for benefit plan obligations. Other comprehensive income (loss) reflects these items net of tax.
The table below provides information about comprehensive income (loss) for the years ended December 31.

	Pre-Tax Amount	Tax Expense or (Benefit)	Net-of-Tax Amount
2013:
Net unrealized gains (losses) arising during the year:
Fixed maturity securities	$(139,206)	$(48,721)	$(90,485)
Equity securities	(1,816)	(636)	(1,180)
Less reclassification adjustments:
Net realized investment gains, excluding impairment losses	5,225	1,829	3,396
Other-than-temporary impairment losses recognized in earnings	(1,032)	(361)	(671)
Other-than-temporary impairment losses recognized in other comprehensive income (loss)	(101)	(35)	(66)
Net unrealized gains excluding impairment losses	(145,114)	(50,790)	(94,324)
Change in benefit plan obligations	22,745	7,960	14,785
Effect on DAC and VOBA	47,363	16,577	30,786
Future policy benefits	12,956	4,535	8,421
Policyholder account balances	628	220	408
Other comprehensive loss	$(61,422)	$(21,498)	$(39,924)
Net income			29,567
Comprehensive loss			$(10,357)

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

	Pre-Tax Amount	Tax Expense or (Benefit)	Net-of-Tax Amount
2012:
Net unrealized gains (losses) arising during the year:
Fixed maturity securities	$72,768	$25,469	$47,299
Equity securities	(173)	(61)	(112)
Less reclassification adjustments:
Net realized investment gains, excluding impairment losses	2,961	1,036	1,925
Other-than-temporary impairment losses recognized in earnings	(2,526)	(884)	(1,642)
Other-than-temporary impairment losses recognized in other comprehensive income (loss)	808	282	526
Net unrealized gains excluding impairment losses	71,352	24,974	46,378
Change in benefit plan obligations	(3,317)	(1,161)	(2,156)
Effect on DAC and VOBA	(17,371)	(6,080)	(11,291)
Future policy benefits	(13,172)	(4,611)	(8,561)
Policyholder account balances	(557)	(195)	(362)
Other comprehensive income	$36,935	$12,927	$24,008
Net income			39,867
Comprehensive income			$63,875

	Pre-Tax Amount	Tax Expense or (Benefit)	Net-of-Tax Amount
2011:
Net unrealized gains (losses) arising during the year:
Fixed maturity securities	$91,750	$32,113	$59,637
Equity securities	(340)	(119)	(221)
Less reclassification adjustments:
Net realized investment gains, excluding impairment losses	5,422	1,898	3,524
Other-than-temporary impairment losses recognized in earnings	(2,952)	(1,033)	(1,919)
Other-than-temporary impairment losses recognized in other comprehensive income (loss)	943	330	613
Net unrealized gains excluding impairment losses	87,997	30,799	57,198
Change in benefit plan obligations	(23,237)	(8,133)	(15,104)
Effect on DAC and VOBA	(21,433)	(7,501)	(13,932)
Future policy benefits	(8,802)	(3,081)	(5,721)
Policyholder account balances	(249)	(87)	(162)
Other comprehensive income	$34,276	$11,997	$22,279
Net income			26,133
Comprehensive income			$48,412

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The following table provides accumulated balances related to each component of accumulated other comprehensive income at December 31, net of tax.

	Unrealized Gain (Loss) on Non-Impaired Securities	Unrealized Gain (Loss) on Impaired Securities	Benefit Plan Obligations	DAC/ VOBA Impact	Future Policy Benefits	Policyholder Account Balances	Total
2013:
Beginning of year	$174,495	$706	$(53,148)	$(48,322)	$(18,899)	$(738)	$54,094
Other comprehensive income (loss) before reclassification	(99,395)	2,412	14,785	30,851	8,421	408	(42,518)
Amounts reclassified from accumulated other comprehensive income	3,396	(737)	—	(65)	—	—	2,594
Net current-period other comprehensive income (loss)	(95,999)	1,675	14,785	30,786	8,421	408	(39,924)
End of year	$78,496	$2,381	$(38,363)	$(17,536)	$(10,478)	$(330)	$14,170

2012:
Beginning of year	$138,970	$(10,147)	$(50,992)	$(37,031)	$(10,338)	$(376)	$30,086
Other comprehensive income (loss) before reclassification	33,600	11,970	(2,156)	(11,203)	(8,561)	(362)	23,288
Amounts reclassified from accumulated other comprehensive income	1,925	(1,117)	—	(88)	—	—	720
Net current-period other comprehensive income (loss)	35,525	10,853	(2,156)	(11,291)	(8,561)	(362)	24,008
End of year	$174,495	$706	$(53,148)	$(48,322)	$(18,899)	$(738)	$54,094

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The following table presents the pretax and the related income tax expense (benefit) components of the amounts reclassified from the Company's accumulated other comprehensive income to the Company's consolidated statement of income for the year ended December 31.

Year Ended December 31 2013
Reclassification adjustments related to unrealized gains (losses) on investment securities:
Having impairments recognized in the Consolidated Statement of Comprehensive Income 1	$5,225
Income tax expense 2	(1,829)
Net of taxes	3,396

Having no impairments recognized in the Consolidated Statements of Comprehensive Income 1	(1,133)
Income tax benefit 2	396
Net of taxes	(737)

Reclassification adjustment related to DAC and VOBA 1	(100)
Income tax benefit 2	35
Net of taxes	(65)

Total pretax reclassifications	3,992
Total income tax expense	(1,398)
Total reclassification, net taxes	$2,594

1	(Increases) decreases net realized investment gains (losses) on the Consolidated Statements of Comprehensive Income.
2	(Increases) decreases income tax expense on the Consolidated Statements of Comprehensive Income.

17. Earnings Per Share

Due to the Company’s capital structure and the absence of other potentially dilutive securities, there is no difference between basic and diluted earnings per common share for any of the years reported. The average number of shares outstanding during 2013 was 11,005,799 shares (2012 - 11,095,777 shares; 2011 - 11,419,931 shares). The number of shares outstanding at year-end 2013 was 10,968,839 (2012 - 11,032,857).

18. Segment Information

The Company has three reportable business segments, which are defined based on the nature of the products and services offered: Individual Insurance, Group Insurance, and Old American. The Individual Insurance segment consists of individual insurance products for both Kansas City Life and Sunset Life. In addition, the reinsurance transaction with American Family is included with the Individual Insurance Segment. The Individual Insurance segment is marketed through a nationwide sales force of independent general agents and third-party marketing arrangements. The Group Insurance segment consists of sales of group life, dental, vision, and group disability products. This segment is marketed through a nationwide sales force of independent general agents, group brokers, and third-party marketing arrangements. The Old American segment consists of individual insurance products designed largely as final expense products. These products are marketed through a nationwide general agency sales force with exclusive territories, using direct response marketing to supply agents with leads.

Insurance revenues, as shown in the Consolidated Statements of Comprehensive Income, consist of premiums and contract charges, less reinsurance ceded. Insurance revenues are defined as “customer revenues” for segment reporting purposes. Other revenues consist primarily of supplementary contract considerations, policyholder dividends left with the Company to accumulate, income received on the sale of low income housing tax credits by a subsidiary of the Company, and fees charged on products and sales from the Company's broker-dealer subsidiary. Customer revenues are added to other revenues, net investment income, and realized investment gains (losses) to reconcile to the Company's total revenues. Benefits and expenses are specifically and directly identified and recorded by segment. Certain expenses may also be allocated as necessary.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

Separate investment portfolios are maintained for each of the three life insurance companies. However, investment assets and income are allocated to the Group Insurance segment based upon its cash flows and future policy benefit liabilities. Most home office functions are fully integrated for all segments in order to maximize economies of scale. Therefore, operating expenses are allocated to the segments based upon internal cost studies, which are consistent with industry cost methodologies.

Inter-segment revenues are not material. The Company operates solely in the United States and no individual customer accounts for 10% or more of the Company’s revenue.

	Individual Insurance		Group Insurance	Old American	Intercompany Eliminations 1	Consolidated
2013:
Insurance revenues (customer revenues)	$173,823	2	$53,021	$73,535	$(395)	$299,984	2
Net investment income	157,580		488	11,672	—	169,740
Realized investment gains	3,576		—	296	—	3,872
Other revenues	9,847		147	3	—	9,997
Total revenues	344,826		53,656	85,506	(395)	483,593

Policyholder benefits	136,114		29,144	46,736	—	211,994
Interest credited to policyholder account balances	79,294		—	—	—	79,294
Amortization of deferred acquisition costs	20,440		—	16,788	—	37,228
Operating expenses	71,267		23,702	16,048	(395)	110,622
Total benefits and expenses	307,115		52,846	79,572	(395)	439,138

Income before income tax expense	37,711		810	5,934	—	44,455
Income tax expense	12,379		284	2,225	—	14,888
Segment net income	$25,332	2	$526	$3,709	$—	$29,567	2

Segment assets	$4,134,133		$8,731	$371,802	$—	$4,514,666
Interest expense	—		—	—	—	—

1
Elimination entries to remove intercompany transactions for life and accident and health insurance that the Company purchases for its employees and agents were as follows: insurance revenues from the Group Insurance segment and operating expenses from the Individual Insurance segment to arrive at Consolidated Statements of Comprehensive Income.

2	Includes amounts attributable to the American Family reinsurance transaction.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)
	Individual Insurance	Group Insurance	Old American	Intercompany Eliminations 1	Consolidated
2012:
Insurance revenues (customer revenues)	$116,779	$48,823	$70,773	$(392)	$235,983
Net investment income	163,706	524	11,924	—	176,154
Realized investment gains (losses)	19,032	—	(596)	—	18,436
Other revenues	9,196	145	13	—	9,354
Total revenues	308,713	49,492	82,114	(392)	439,927

Policyholder benefits	86,627	26,803	46,748	—	160,178
Interest credited to policyholder account balances	82,043	—	—	—	82,043
Amortization of deferred acquisition costs	14,712	—	13,330	—	28,042
Operating expenses	70,711	23,699	16,151	(392)	110,169
Total benefits and expenses	254,093	50,502	76,229	(392)	380,432

Income (loss) before income tax expense (benefit)	54,620	(1,010)	5,885	—	59,495
Income tax expense (benefit)	17,762	(354)	2,220	—	19,628
Segment net income (loss)	$36,858	$(656)	$3,665	$—	$39,867

Segment assets	$4,140,048	$8,793	$376,904	$—	$4,525,745
Interest expense	4	—	—	—	4

1
Elimination entries to remove intercompany transactions for life and accident and health insurance that the Company purchases for its employees and agents were as follows: insurance revenues from the Group Insurance segment and operating expenses from the Individual Insurance segment to arrive at Consolidated Statements of Comprehensive Income.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

	Individual Insurance	Group Insurance	Old American	Intercompany Eliminations 1	Consolidated
2011:
Insurance revenues (customer revenues)	$111,381	$49,684	$67,869	$(535)	$228,399
Net investment income	164,595	547	12,086	—	177,228
Realized investment gains (losses)	3,282	—	(140)	—	3,142
Other revenues	10,110	149	15	—	10,274
Total revenues	289,368	50,380	79,830	(535)	419,043

Policyholder benefits	81,859	27,777	46,177	—	155,813
Interest credited to policyholder account balances	83,446	—	—	—	83,446
Amortization of deferred acquisition costs	21,645	—	12,321	—	33,966
Operating expenses	63,700	23,675	19,280	(535)	106,120
Total benefits and expenses	250,650	51,452	77,778	(535)	379,345

Income (loss) before income tax expense (benefit)	38,718	(1,072)	2,052	—	39,698
Income tax expense (benefit)	13,107	(375)	833	—	13,565
Segment net income (loss)	$25,611	$(697)	$1,219	$—	$26,133

Segment assets	$4,018,545	$9,161	$370,536	$—	$4,398,242
Interest expense	—	—	—	—	—

1
Elimination entries to remove intercompany transactions for life and accident and health insurance that the Company purchases for its employees and agents were as follows: insurance revenues from the Group Insurance segment and operating expenses from the Individual Insurance segment to arrive at Consolidated Statements of Comprehensive Income.

The following table provides information about the Company’s customer revenues, net of reinsurance, for the years ended December 31.

	2013	2012	2011
Customer revenues by line of business:
Traditional individual insurance products, net	$133,509	$87,266	$77,654
Interest sensitive products	86,618	84,904	86,112
Variable universal life insurance and annuities	26,836	14,990	14,949
Group life and accident and health products, net	53,021	48,823	49,684
Insurance revenues	$299,984	$235,983	$228,399

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

19. Quarterly Consolidated Financial Data (unaudited)

The unaudited quarterly results of operations for the years ended December 31, 2013 and 2012 are summarized in the table below.

	First		Second		Third	Fourth
2013:
Total revenues	$123,724	1	$120,898	1	$119,449	$119,522

Total benefits and expenses	116,180	1	104,858	1	108,643	109,457

Net income	5,188		10,851		7,110	6,418

Per common share,
basic and diluted	0.47		0.98		0.65	0.59

2012:
Total revenues	$119,908		$106,757		$104,260	$109,002

Total benefits and expenses	90,891		93,852		98,030	97,659

Net income	19,441		8,397		4,132	7,897

Per common share,
basic and diluted	1.72		0.78		0.38	0.71

1 During the third quarter of 2013, the Company identified an immaterial correction of an error in the presentation of total revenues and total benefits and expenses that resulted from the incorrect recognition of premiums related to the conversion of fixed deferred annuity contracts to immediate annuities with life contingencies. The impact of the correction was an equal and offsetting increase to both premiums and policyholder benefits, with no impact to net income or net income per common share. The Company understated revenues and policyholder benefits by $15.7 million in the first quarter of 2013 and $8.4 million in the second quarter of 2013. The numbers reported above have been corrected to reflect these adjustments. The error was insignificant to any other previous periods presented.

20. Statutory Information and Stockholder Dividends Restriction

The table below provides Kansas City Life’s net gain from operations, net income, and capital and surplus (stockholders' equity) on the statutory basis used to report to regulatory authorities for the years ended December 31.

	2013	2012	2011

Net gain from operations	$535	$32,102	$26,856

Net income	335	46,474	22,639

Capital and surplus	330,599	327,444	307,153

Net gain from operations and net income declined in 2013, driven primarily by the statutory accounting treatment of the American family transaction.

Kansas City Life recognizes its 100% ownership in Old American and Sunset Life under the equity method with subsidiary earnings recorded through surplus on a statutory accounting basis. Capital and surplus at December 31, 2013 in the above table includes capital and surplus of $21.1 million and $31.2 million for each of those entities, respectively.

Stockholder dividends may not exceed statutory unassigned surplus. Additionally, under Missouri law, the Company must have the prior approval of the Missouri Director of Insurance in order to pay dividends in any consecutive twelve-month period exceeding the greater of statutory net gain from operations for the preceding year or 10% of statutory stockholders' equity at the end of the preceding year. Kansas City Life, as the parent company, believes it has sufficient cash resources, independent of dividends paid by its affiliates, to satisfy its own stockholder dividend payments. In addition, the Company believes that

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

individually each of the insurance enterprises has sufficient cash flows to satisfy the anticipated cash dividends that are expected to be declared.

The maximum stockholder dividends payable by Kansas City Life without prior approval in 2014 is $33.1 million, 10% of 2013 capital and surplus. The maximum stockholder dividends payable by Old American without prior approval in 2014 is $2.2 million,which is 10% of 2013 capital and surplus. The maximum stockholder dividends payable by Sunset Life without prior approval in 2014 is $4.8 million, the statutory net gain from operations for the preceding year. Each of the individual insurance enterprises believes that the statutory limitations impose no practical restrictions on any of its dividend payment plans.

Insurance companies are monitored and evaluated by state insurance departments as to the financial adequacy of statutory capital and surplus in relation to each company's risks. One such measure is through the risk-based capital (RBC) guidelines. RBC requirements are intended to be used by insurance regulators as an early warning tool to identify deteriorating or weakly capitalized insurance companies for the purpose of initiating regulatory action. RBC guidelines consist of target statutory surplus levels based on the relationship of statutory capital and surplus to the sum of weighted risk exposures. The RBC calculation determines both an authorized control level and a total adjusted capital prepared on the RBC basis. Generally, regulatory action is at 150% of the authorized control level. Each of the three insurance companies is expected to be within the range of 800% to 875%, well in excess of the control level at December 31, 2013.

The Company is required to deposit a defined amount of assets with state regulatory authorities. Such assets had a statutory carrying value of $12.5 million at December 31, 2013 (2012 - $12.7 million; 2011 - $12.9 million).

21. Commitments

In the normal course of business, the Company has open purchase and sale commitments. At December 31, 2013, the Company had purchase commitments to fund mortgage loans of $2.5 million.

Subsequent to December 31, 2013 the Company entered into commitments to fund additional mortgage loans of $6.8 million and to sell real estate for $0.9 million.

22. Contingent Liabilities

The Company and its subsidiaries are, from time to time, involved in litigation, both as a defendant and as a plaintiff. The life insurance industry, including the Company and its insurance subsidiaries, has been subject to an increase in litigation in recent years. Such litigation has been pursued on behalf of purported classes of insurance purchasers, often questioning the conduct of insurers in the marketing of their products.

The Company's broker-dealer and investment advisor subsidiary is involved in a business that involves a substantial risk of liability. Legal and other proceedings involving financial services firms, including the Company's subsidiary, continue to have a significant impact on the industry. Significant matters over the last few years have included registered representative activity and certain types of securities products (particularly private placements and real estate investment products).

The Company and its subsidiaries are subject to regular reviews and inspections by state and federal regulatory authorities. State insurance examiners - or independent audit firms engages by such examiners - may, from time to time, conduct examinations or investigations into industry practices and into customer complaints. A regulatory violation discovered during a review, inspection, or investigation could result in a wide range of remedies that could include the imposition of sanctions against the Company, its subsidiaries, or its employees, any of which could have a material adverse effect on the Company's financial condition or results of operations.

Certain securities policies, contracts, and annuities offered by the Company and its broker-dealer and investment advisor subsidiary are subject to regulation under the federal securities laws administered by the SEC. Federal securities laws contain regulatory restrictions and criminal, administrative, and private remedial provisions. From time to time, the SEC and the Financial Industry Regulatory Authority ("FINRA") examine or investigate the activities of broker-dealers and investment advisors, including the Company's affiliated broker-dealer and investment advisor subsidiary. These examinations often focus on the activities of registered principals, registered representatives and registered investment advisors doing business through that entity. It is possible that the results of any examination may lead to changes in systems or procedures, payments of fines and penalties, payments to customers, or a combination thereof, any of which could have a material adverse effect on the Company's financial condition or results of operations.

Kansas City Life Insurance Company
Notes to Consolidated Financial Statements–(Continued)

The life insurance industry has been the subject of significant regulatory and legal activities regarding the use of the U.S. Social Security Administration's Death Master File (“Death Master File”) in the claims process. The focus of the activity has related to the industry's compliance with state unclaimed property and escheatment laws. Certain states have proposed, and many other states are considering, new legislation and regulations related to unclaimed life insurance benefits and the use of the Death Master File in the claims process. It is possible that audits and/or the enactment of new state laws could result in identifying payments to beneficiaries more quickly than under the current legislative and regulatory standards established for life insurance claims or may provide for additional escheatment of funds deemed abandoned under state laws. The audits could also result in administrative penalties. Given the legal and regulatory uncertainty in this area, it is also possible that life insurers, including the Company, may be subject to claims concerning their business practices. West Virginia, for example, has initiated litigation against a large number of life insurance companies, including Old American, under the abandoned property laws of that state. Based on its analysis to date, the Company believes that it has sufficiently reviewed its existing business and has adequately reserved for contingencies from a change in statute or regulation. Additional costs that cannot be reasonably estimated as of the date of this filing are possible as a result of ongoing regulatory developments and other future requirements related to this matter. Any resulting additional payments or costs could be significant and could have a material adverse effect on the Company's financial condition or results of operations.

In addition to the specific items above, the Company and its subsidiaries are defendants in, or subject to, other claims or legal actions related to insurance and investment products. Some of these claims and legal actions are in jurisdictions where juries are given substantial latitude in assessing damages, including punitive damages.

Although no assurances can be given and no determinations can be made at this time, management believes that the ultimate liability, if any, with respect to these regulatory matters, legal actions, and other claims would not have a material effect on the Company's business, results of operations, or financial position.

In accordance with applicable accounting guidelines, the Company establishes an accrued liability for litigation and regulatory matters when those matters present loss contingencies that are both probable and estimable. As a litigation or regulatory matter develops, it is evaluated on an ongoing basis, often in conjunction with outside counsel, as to whether the matter presents a loss contingency that meets conditions indicating the need for accrual and/or disclosure. If and when a loss contingency related to litigation or regulatory matters is deemed to be both probable and estimable, the Company establishes an accrued liability. This accrued liability is then monitored for further developments that may affect the amount of the accrued liability.

While the Company makes every effort to appropriately accrue liability for litigation and other legal proceedings, the outcome of such matters (including any amount of settlement, judgment or fine) is inherently difficult to predict. This difficulty arises from the need to gather all relevant facts (which may or may not be available) and to apply those facts to complex legal principles. Based on currently available information, the Company does not believe that any litigation, proceeding or other matter to which it is a party or otherwise involved will have a material adverse effect on its financial position, the results of its operations, or its cash flows. However, an adverse development or an increase in associated legal fees could be material in a particular period depending, in part, on the Company's operating results in that period.

23. Guarantees and Indemnifications

The Company is subject to various indemnification obligations issued in conjunction with certain transactions, primarily assumption reinsurance agreements, stock purchase agreements, mortgage servicing agreements, tax credit assignment agreements, construction and lease guarantees, and borrowing agreements whose terms range in duration and often are not explicitly defined. Generally, a maximum obligation is not explicitly stated. Therefore, the overall maximum amount of the obligation under the indemnifications cannot be reasonably estimated. The Company is unable to estimate with certainty the ultimate legal and financial liability with respect to these indemnifications. The Company believes that the likelihood is remote that material payments would be required under such indemnifications and therefore such indemnifications would not result in a material adverse effect on the financial position or results of operations.

24. Subsequent Events

On January 27, 2014, the Kansas City Life Board of Directors declared a quarterly dividend of $0.27 per share, paid on February 12, 2014 to stockholders of record on February 6, 2014.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders
Kansas City Life Insurance Company:

We have audited the accompanying consolidated balance sheets of Kansas City Life Insurance Company and subsidiaries (the Company) as of December 31, 2013 and 2012, and the related consolidated statements of comprehensive income, stockholders’ equity, and cash flows for each of the years in the three‑year period ended December 31, 2013. In connection with our audits of the consolidated financial statements, we also have audited financial statement schedules I to V. We also have audited the Company’s internal control over financial reporting as of December 31, 2013, based on criteria established in Internal Control - Integrated Framework (1992) issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). The Company’s management is responsible for these consolidated financial statements and financial statement schedules, for maintaining effective internal control over financial reporting, and for its assessment of the effectiveness of internal control over financial reporting, included in the accompanying Management’s Assessment of Internal Control Over Financial Reporting. Our responsibility is to express an opinion on these consolidated financial statements and financial statement schedules and an opinion on the Company’s internal control over financial reporting based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement and whether effective internal control over financial reporting was maintained in all material respects. Our audits of the consolidated financial statements included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audits also included performing such other procedures as we considered necessary in the circumstances. We believe that our audits provide a reasonable basis for our opinions.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Kansas City Life Insurance Company and subsidiaries as of December 31, 2013 and 2012, and the results of their operations and their cash flows for each of the years in the three‑year period ended December 31, 2013, in conformity with U.S. generally accepted accounting principles. Also in our opinion, the related financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein. Also in our opinion, Kansas City Life Insurance Company and subsidiaries maintained, in all material respects, effective internal control over financial reporting as of December 31, 2013, based on criteria established in Internal Control - Integrated Framework (1992) issued by the Committee of Sponsoring Organizations of the Treadway Commission.

As discussed in note 3 to the consolidated financial statements, effective January 1, 2012, the Company modified the types of costs incurred that can be capitalized when issuing or renewing insurance contracts due to the prospective adoption of Financial Accounting Standards Board Accounting Standards Update (ASU) No. 2010‑26, Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts.

/s/ KPMG LLP
Kansas City, Missouri
February 26, 2014

Stockholder Information

Corporate Headquarters
Kansas City Life Insurance Company
3520 Broadway
Post Office Box 219139
Kansas City, Missouri 64121-9139
Telephone: (816) 753-7000
Fax: (816) 753-4902
Internet: www.kclife.com
E-mail: kclife@kclife.com

Notice of Annual Meeting
The annual meeting of stockholders will be held at 9 a.m. on Thursday, April 24, 2014 at Kansas City Life's corporate headquarters.

Transfer Agent
Janice Poe, Stock Agent and Assistant Secretary
Kansas City Life Insurance Company
Post Office Box 219139
Kansas City, Missouri 64121-9139

10-K Request
Stockholders may request a free copy of Kansas City Life's Form 10-K, as filed with the Securities and Exchange Commission, by writing to Secretary, Kansas City Life Insurance Company.

Security Holders
At January 31, 2014, Kansas City Life had approximately 2,745 security holders, including individual participants in security position listings.

Stock and Dividend Information

The following table presents the high and low prices for the Company’s common stock for the periods indicated and the dividends declared per share and paid during such periods. The Company’s common stock is traded on the NASDAQ Capital Market under the symbol “KCLI.”

	High	Low	Dividends Paid
2013:
First quarter	$39.93	$36.35	$0.27
Second quarter	39.06	34.01	0.27
Third quarter	45.31	38.10	0.27
Fourth quarter	49.95	43.15	0.27
			$1.08
2012:
First quarter	$34.54	$31.29	$0.27
Second quarter	34.94	30.82	0.27
Third quarter	38.84	34.31	0.27
Fourth quarter*	39.36	34.61	0.54
			$1.35

*In the fourth quarter of 2012, the Company declared and paid two dividends. The first was for $0.27 per share, which was declared in October 2012 and paid in November 2012. The second dividend was a special dividend of $0.27 per share, which was declared and paid in December 2012.

On January 27, 2014, the Kansas City Life Board of Directors declared a quarterly dividend of $0.27 per share, paid on February 12, 2014 to stockholders of record on February 6, 2014.

NASDAQ market quotations are compiled according to Company records and may reflect inter-dealer prices, without markup, markdown, or commission and may not necessarily represent actual transactions.

The Company has determined at this time that all compensation shall be paid in cash. As a result, the Company currently offers no equity compensation or equity compensation plan to its employees.

KANSAS CITY LIFE
VARIABLE LIFE
SEPARATE ACCOUNT

FINANCIAL STATEMENTS
Years ended December 31, 2013 and 2012

TABLE OF CONTENTS

Statement of Net Assets
Statement of Operations
Statements of Changes in Net Assets
Notes to Financial Statements
Report of Independent  Registered Public Accounting Firm

Kansas City Life Variable Life Separate Account
Statement of Net Assets
December 31, 2013

			Century II		Century II Survivorship		Century II Alliance
			Variable Universal Life		Variable Universal Life		Variable Universal Life
	Number		Number	Unit	Number	Unit	Number	Unit	Fair
Net Assets	Shares	NAV	of Units	Value	of Units	Value	of Units	Value	Value	Cost
									(in thousands)
Federated Insurance Series
Managed Tail Risk Fund II	429,726	$7.06	120,259	$21.331	7,972	$15.415	30,645	$11.280	$3,034	$3,244
High Income Bond Fund II	278,669	7.15	48,201	28.502	17,267	24.679	7,839	24.563	1,992	1,882
Prime Money Fund II	1,935,275	1.00	116,230	13.424	4,462	13.222	27,785	11.379	1,935	1,935

MFS Variable Insurance Trust
Research Series - Initial Class Shares	205,396	28.74	160,048	31.513	23,124	23.153	18,254	17.760	5,903	3,594
Growth Series - Initial Class Shares	250,275	39.07	252,260	34.090	29,655	25.977	23,824	17.135	9,778	5,403
Total Return Series - Initial Class Shares	154,315	23.44	82,187	31.877	15,037	25.907	32,933	18.453	3,617	2,926
Research Bond Series - Initial Class Shares	148,221	13.13	57,285	22.991	12,645	22.762	18,140	18.813	1,946	1,853
Utilities Series - Initial Class Shares	316,779	31.88	125,243	61.190	23,277	48.184	47,032	27.931	10,099	7,752

MFS Variable Insurance Trust II
Strategic Income Portfolio - Initial Class Shares	104,774	10.01	40,714	20.947	1,324	20.599	8,381	20.126	1,049	1,105

American Century Variable Portfolios, Inc.
VP Capital Appreciation Fund - Class I	186,202	18.28	94,183	30.110	4,407	30.330	19,106	22.727	3,404	2,306
VP International Fund - Class I	425,296	10.74	139,134	27.537	8,511	21.654	33,021	16.720	4,568	3,455
VP Value Fund - Class I	595,120	8.45	197,475	16.069	22,116	16.730	65,672	22.620	5,029	3,693
VP Income & Growth Fund - Class I	154,877	9.17	90,813	11.734	13,402	12.226	10,829	17.617	1,420	1,023
VP Ultra Fund - Class I	80,530	14.72	32,215	20.099	3,459	20.696	22,235	20.973	1,185	788
VP Mid Cap Value Fund - Class I	11,652	18.47	7,028	17.920	2,841	18.302	2,016	18.478	215	170

American Century Variable Portfolios II, Inc.
VP Inflation Protection Fund - Class II	51,857	10.45	25,105	13.818	5,117	14.228	8,481	14.418	542	580

Dreyfus Variable Investment Fund
Appreciation Portfolio - Initial Shares	99,244	47.95	153,150	24.965	16,233	24.668	30,664	17.443	4,759	3,528
Opportunistic Small Cap Portfolio - Initial Shares	138,187	47.03	217,649	23.288	24,075	21.262	55,548	16.535	6,499	4,288

Dreyfus Stock Index Fund, Inc. - Initial Shares	429,214	40.84	560,058	24.557	79,329	23.641	111,762	17.006	17,529	12,803

The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares	20,985	44.08	17,204	43.273	2,305	45.050	5,407	14.192	925	603

JPMorgan Insurance Trust
Insurance Trust U.S. Equity Portfolio - Class 1 Shares	46,712	23.71	27,668	25.354	9,956	26.396	8,569	16.716	1,108	711
Insurance Trust Small Cap Core Portfolio - Class 1 Shares	143,886	24.03	67,874	31.971	5,591	33.285	48,342	22.785	3,458	2,149

Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	173,466	10.57	39,794	29.581	4,624	30.460	16,701	30.867	1,834	1,178

Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate Securities Fund - Class 2	172,985	13.93	72,214	20.720	7,003	21.495	38,484	19.822	2,410	2,486
Franklin Small-Mid Cap Growth Securities Fund - Class 2	30,895	27.16	51,276	12.461	1,293	12.927	10,008	18.327	839	627
Templeton Developing Markets Securities Fund - Class 2	203,078	10.19	51,930	24.688	3,784	25.611	22,014	31.361	2,069	1,998
Templeton Foreign Securities Fund - Class 2	173,440	17.24	51,565	36.093	4,618	37.576	50,208	19.030	2,990	2,426

Calamos Advisors Trust
Calamos Growth and Income Portfolio	240,612	15.48	96,523	24.437	11,749	25.440	52,332	20.391	3,725	3,231

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
V.I. American Franchise Fund - Series I Shares	10,452	50.63	49,349	6.696	15,316	6.946	7,697	12.003	529	365
V.I. Technology Fund - Series I Shares	21,034	19.42	76,931	4.057	616	4.208	8,192	11.451	408	328
V.I. Core Equity Fund - Series I Shares	37,775	38.43	77,489	11.383	3,116	11.809	35,850	14.862	1,452	1,013

Columbia Funds Variable Trust I
Mid-Cap Growth Opportunity Fund (Class 2)	90,785	17.92	107,841	10.823	4,225	11.227	27,232	15.140	1,627	1,507

Columbia Funds Variable Trust II
Seligman Global Technology Fund (Class 2)	57,860	25.31	89,882	13.105	857	13.595	14,225	19.323	1,464	947
Select Smaller-Cap Value Fund (Class 2)	112,528	18.32	42,947	28.835	2,942	29.692	24,453	30.089	2,062	1,379

Fidelity Variable Insurance Products Contrafund Portfolio
VIP Contrafund Portfolio - Service Class 2	23,198	33.77	41,361	14.105	4,079	14.366	9,763	14.486	783	546

Fidelity Variable Insurance Products
VIP Freedom Income Portfolio - Service Class 2	5,181	10.85	595	12.073	3,988	12.296	-	12.399	56	54
VIP Freedom 2010 Portfolio - Service Class 2	11,238	12.24	10,231	12.814	494	13.052	-	13.161	138	127
VIP Freedom 2015 Portfolio - Service Class 2	3,645	12.37	3,031	12.734	500	12.970	-	13.079	45	40
VIP Freedom 2020 Portfolio - Service Class 2	11,006	12.54	10,254	12.492	-	12.724	774	12.830	138	122
VIP Freedom 2025 Portfolio - Service Class 2	9,936	12.92	2,640	12.945	6,650	13.185	491	13.295	128	93
VIP Freedom 2030 Portfolio - Service Class 2	12,224	12.78	11,478	12.545	-	12.778	950	12.885	156	122
VIP Freedom 2035 Portfolio - Service Class 2	999	19.09	1,313	14.530	-	14.677	-	14.744	19	16
VIP Freedom 2040 Portfolio - Service Class 2	654	18.29	819	14.590	-	14.738	-	14.806	12	10
VIP Freedom 2045 Portfolio - Service Class 2	471	18.13	581	14.681	-	14.830	-	14.898	9	7
VIP Freedom 2050 Portfolio - Service Class 2	2,058	16.51	2,310	14.709	-	14.858	-	14.926	34	29

Northern Lights Variable Trust
TOPS Managed Risk Balanced ETF Portfolio - Class 2 Shares	1,627	11.47	1,706	10.938	-	10.988	-	11.011	19	17
TOPS Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	42,121	11.90	42,552	11.382	-	11.434	1,476	11.458	501	447
TOPS Managed Risk Growth ETF Portfolio - Class 2 Shares	29,392	11.71	28,746	11.706	-	11.760	652	11.784	344	314
Total Net Assets									$113,785	$85,220

See accompanying Notes to Financial Statements

Kansas City Life Variable Life Separate Account
Statement of Operations
Year Ended December 31, 2013
(in thousands)

									MFS
									Variable Insurance
	Federated Insurance Series			MFS Variable Insurance Trust					Trust II
	Managed Tail Risk Fund II	High Income Bond Fund II	Prime Money Fund II	Research Series - Initial Class Shares	Growth Series - Initial Class Shares	Total Return Series - Initial Class Shares	Research Bond Series - Initial Class Shares	Utilities Series - Initial Class Shares	Strategic Income Portfolio - Initial Class Shares

Investment Income:
Income:
Dividends Reinvested	$29	133	-	18	20	61	24	221	123
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	25	16	17	45	75	28	16	81	9
Investment Income (Loss)	4	117	(17)	(27)	(55)	33	8	140	114
Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss)	(63)	17	-	287	574	95	29	455	(2)
Capital Gains Distributions	59	-	-	13	64	-	9	185	-
Unrealized Appreciation (Depreciation)	415	(20)	-	1,163	2,088	446	(85)	971	(105)
Net Gain on Investments	411	(3)	-	1,463	2,726	541	(47)	1,611	(107)

Change in Net Assets from Operations	$415	114	(17)	1,436	2,671	574	(39)	1,751	7

							American
							Century
							Variable	Dreyfus Variable
	American Century Variable Portfolios, Inc.						Portfolios II, Inc.	Investment Fund
	VP Capital Appreciation Fund - Class I	VP International Fund - Class I	VP Value Fund - Class I	VP Income & Growth Fund - Class I	VP Ultra Fund - Class I	VP Mid Cap Value Fund - Class I	VP Inflation Protection Fund - Class II	Appreciation Portfolio - Initial Shares	Opportunistic Small Cap Portfolio - Initial Shares

Investment Income:
Income:
Dividends Reinvested	$-	70	76	28	5	2	9	88	-
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	27	35	35	10	7	1	4	38	47
Investment Income (Loss)	(27)	35	41	18	(2)	1	5	50	(47)
Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss)	186	140	177	46	49	7	(2)	171	248
Capital Gains Distributions	122	-	-	-	-	2	19	11	-
Unrealized Appreciation (Depreciation)	541	642	991	306	265	31	(74)	604	1,990
Net Gain on Investments	849	782	1,168	352	314	40	(57)	786	2,238

Change in Net Assets from Operations	$822	817	1,209	370	312	41	(52)	836	2,191

See accompanying Notes to Financial Statements

Kansas City Life Variable Life Separate Account
Statement of Operations (Continued)
Year Ended December 31, 2013
(in thousands)

			JPMorgan Insurance Trust			Franklin Templeton Variable Insurance Products Trust
	Dreyfus Stock Index Fund, Inc. - Initial Shares	The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares	Insurance Trust U.S. Equity Portfolio - Class 1 Shares	Insurance Trust Small Cap Core Portfolio - Class 1 Shares	Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	Franklin Global Real Estate Securities Fund - Class 2	Franklin Small-Mid Cap Growth Securities Fund - Class 2	Templeton Developing Markets Securities Fund - Class 2	Templeton Foreign Securities Fund - Class 2

Investment Income:
Income:
Dividends Reinvested	$294	10	12	18	19	110	-	42	65
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	132	7	8	23	14	19	6	15	21
Investment Income (Loss)	162	3	4	(5)	5	91	(6)	27	44
Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss)	560	55	66	233	153	11	24	19	68
Capital Gains Distributions	174	-	-	-	20	-	48	-	-
Unrealized Appreciation (Depreciation)	3,385	179	223	832	299	(54)	164	(85)	441
Net Gain on Investments	4,119	234	289	1,065	472	(43)	236	(66)	509

Change in Net Assets from Operations	$4,281	237	293	1,060	477	48	230	(39)	553

	Calamos				Columbia
	Advisors	AIM Variable Insurance Funds			Funds Variable	Columbia Funds
	Trust	(Invesco Variable Insurance Funds)			Trust I	Variable Trust II
	Calamos Growth and Income Portfolio	V.I. American Franchise Fund - Series I Shares	V.I. Technology Fund - Series I Shares	V.I. Core Equity Fund - Series I Shares	Mid-Cap Growth Opportunity Fund (Class 2)	Seligman Global Technology Fund (Class 2)	Select Smaller-Cap Value Fund (Class 2)

Investment Income:
Income:
Dividends Reinvested	$39	2	-	19	-	-	-
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	27	4	3	10	12	11	13
Investment Income (Loss)	12	(2)	(3)	9	(12)	(11)	(13)
Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss)	70	30	26	54	17	75	131
Capital Gains Distributions	163	-	32	-	465	13	-
Unrealized Appreciation (Depreciation)	266	136	34	256	(90)	218	570
Net Gain on Investments	499	166	92	310	392	306	701

Change in Net Assets from Operations	$511	164	89	319	380	295	688

 See accompanying Notes to Financial Statements

Kansas City Life Variable Life Separate Account
Statement of Operations (Continued)
Year Ended December 31, 2013
(in thousands)

	Fidelity Variable
	Insurance Products
	Contrafund Portfolio	Fidelity Variable Insurance Products
	VIP Contrafund Portfolio - Service Class 2	VIP Freedom Income Portfolio - Service Class 2	VIP Freedom 2010 Portfolio - Service Class 2	VIP Freedom 2015 Portfolio - Service Class 2	VIP Freedom 2020 Portfolio - Service Class 2	VIP Freedom 2025 Portfolio - Service Class 2	VIP Freedom 2030 Portfolio - Service Class 2	VIP Freedom 2035 Portfolio - Service Class 2	VIP Freedom 2040 Portfolio - Service Class 2

Investment Income:
Income:
Dividends Reinvested	$6	1	2	1	2	2	2	-	-
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	6	-	1	1	1	1	1	-	-
Investment Income (Loss)	-	1	1	-	1	1	1	-	-
Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss)	32	-	1	11	9	2	5	-	-
Capital Gains Distributions	-	-	1	1	2	2	2	-	-
Unrealized Appreciation (Depreciation)	148	1	10	(2)	7	16	19	3	2
Net Gain on Investments	180	1	12	10	18	20	26	3	2

Change in Net Assets from Operations	$180	2	13	10	19	21	27	3	2

	Fidelity Variable Insurance Products		Northern Lights Variable Trust
	VIP Freedom 2045 Portfolio - Service Class 2	VIP Freedom 2050 Portfolio - Service Class 2	TOPS Managed Risk Balanced ETF Portfolio - Class 2 Shares	TOPS Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	TOPS Managed Risk Growth ETF Portfolio - Class 2 Shares	Total

Investment Income:
Income:
Dividends Reinvested	$-	-	-	4	3	1,560
Expenses:
Mortality and Expense Risk Fees and
Administrative Charges	-	-	-	4	2	858
Investment Income (Loss)	-	-	-	-	1	702
Realized and Unrealized Gain (Loss) on Investments:
Realized Gain (Loss)	-	1	2	4	4	4,077
Capital Gains Distributions	-	-	-	-	-	1,407
Unrealized Appreciation (Depreciation)	1	4	-	44	28	17,224
Net Gain on Investments	1	5	2	48	32	22,708

Change in Net Assets from Operations	$1	5	2	48	33	23,410

See accompanying Notes to Financial Statements

Kansas City Life Variable Life Separate Account
Statement of Changes in Net Assets
Year Ended December 31, 2013
(in thousands)

									MFS
									Variable Insurance
	Federated Insurance Series			MFS Variable Insurance Trust					Trust II
	Managed Tail Risk Fund II	High Income Bond Fund II	Prime Money Fund II	Research Series - Initial Class Shares	Growth Series - Initial Class Shares	Total Return Series - Initial Class Shares	Research Bond Series - Initial Class Shares	Utilities Series - Initial Class Shares	Strategic Income Portfolio - Initial Class Shares

Change in Net Assets from Operations:
Investment Income (Loss)	$4	117	(17)	(27)	(55)	33	8	140	114
Realized Gain (Loss) and Capital Gains Distributions	(4)	17	-	300	638	95	38	640	(2)
Unrealized Appreciation (Depreciation)	415	(20)	-	1,163	2,088	446	(85)	971	(105)
Change in Net Assets from Operations	415	114	(17)	1,436	2,671	574	(39)	1,751	7

Deposits	299	172	902	423	649	306	284	739	191

Payments and Withdrawals:
Death Benefits	-	-	331	-	-	-	-	-	-
Withdrawals	172	69	210	256	596	228	87	965	49
Administrative Fees	215	120	217	328	560	251	176	671	104
Transfers (in) out	10	9	508	107	225	129	84	188	87
Payments and Withdrawals	397	198	1,266	691	1,381	608	347	1,824	240

Net Assets:
Net Increase (Decrease)	317	88	(381)	1,168	1,939	272	(102)	666	(42)
Beginning of Year	2,717	1,904	2,316	4,735	7,839	3,345	2,048	9,433	1,091

End of Year	$3,034	1,992	1,935	5,903	9,778	3,617	1,946	10,099	1,049

							American
							Century
							Variable	Dreyfus Variable
	American Century Variable Portfolios, Inc.						Portfolios II, Inc.	Investment Fund
	VP Capital Appreciation Fund - Class I	VP International Fund - Class I	VP Value Fund - Class I	VP Income & Growth Fund - Class I	VP Ultra Fund - Class I	VP Mid Cap Value Fund - Class I	VP Inflation Protection Fund - Class II	Appreciation Portfolio - Initial Shares	Opportunistic Small Cap Portfolio - Initial Shares

Change in Net Assets from Operations:
Investment Income (Loss)	$(27)	35	41	18	(2)	1	5	50	(47)
Realized Gain (Loss) and Capital Gains Distributions	308	140	177	46	49	9	17	182	248
Unrealized Appreciation (Depreciation)	541	642	991	306	265	31	(74)	604	1,990
Change in Net Assets from Operations	822	817	1,209	370	312	41	(52)	836	2,191

Deposits	260	484	493	150	169	17	105	360	457

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	-	-	-	-
Withdrawals	327	269	317	54	78	15	24	347	392
Administrative Fees	198	305	311	92	74	13	53	310	374
Transfers (in) out	94	2	70	23	(41)	(66)	(34)	61	240
Payments and Withdrawals	619	576	698	169	111	(38)	43	718	1,006

Net Assets:
Net Increase (Decrease)	463	725	1,004	351	370	96	10	478	1,642
Beginning of Year	2,941	3,843	4,025	1,069	815	119	532	4,281	4,857

End of Year	$3,404	4,568	5,029	1,420	1,185	215	542	4,759	6,499

See accompanying Notes to Financial Statements

Kansas City Life Variable Life Separate Account
Statement of Changes in Net Assets (Continued)
Year Ended December 31, 2013
(in thousands)

			JPMorgan Insurance Trust			Franklin Templeton Variable Insurance Products Trust
	Dreyfus Stock Index Fund, Inc. - Initial Shares	The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares	Insurance Trust U.S. Equity Portfolio - Class 1 Shares	Insurance Trust Small Cap Core Portfolio - Class 1 Shares	Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	Franklin Global Real Estate Securities Fund - Class 2	Franklin Small-Mid Cap Growth Securities Fund - Class 2	Templeton Developing Markets Securities Fund - Class 2	Templeton Foreign Securities Fund - Class 2

Change in Net Assets from Operations:
Investment Income (Loss)	$162	3	4	(5)	5	91	(6)	27	44
Realized Gain (Loss) and Capital Gains Distributions	734	55	66	233	173	11	72	19	68
Unrealized Appreciation (Depreciation)	3,385	179	223	832	299	(54)	164	(85)	441
Change in Net Assets from Operations	4,281	237	293	1,060	477	48	230	(39)	553

Deposits	1,412	86	64	377	185	303	65	254	328

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	-	-	-	-
Withdrawals	1,199	60	62	285	185	267	45	136	200
Administrative Fees	1,117	76	67	219	124	182	45	141	183
Transfers (in) out	161	19	4	84	129	131	-	(55)	43
Payments and Withdrawals	2,477	155	133	588	438	580	90	222	426

Net Assets:
Net Increase (Decrease)	3,216	168	224	849	224	(229)	205	(7)	455
Beginning of Year	14,313	757	884	2,609	1,610	2,639	634	2,076	2,535

End of Year	$17,529	925	1,108	3,458	1,834	2,410	839	2,069	2,990

	Calamos				Columbia
	Advisors	AIM Variable Insurance Funds			Funds Variable	Columbia Funds
	Trust	(Invesco Variable Insurance Funds)			Trust I	Variable Trust II
	Calamos Growth and Income Portfolio	V.I. American Franchise Fund - Series I Shares	V.I. Technology Fund - Series I Shares	V.I. Core Equity Fund - Series I Shares	Mid-Cap Growth Opportunity Fund (Class 2)	Seligman Global Technology Fund (Class 2)	Select Smaller-Cap Value Fund (Class 2)

Change in Net Assets from Operations:
Investment Income (Loss)	$12	(2)	(3)	9	(12)	(11)	(13)
Realized Gain (Loss) and Capital Gains Distributions	233	30	58	54	482	88	131
Unrealized Appreciation (Depreciation)	266	136	34	256	(90)	218	570
Change in Net Assets from Operations	511	164	89	319	380	295	688

Deposits	272	45	32	161	165	112	215

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	-	-
Withdrawals	222	65	63	80	95	109	59
Administrative Fees	217	32	25	86	92	79	111
Transfers (in) out	15	33	38	(40)	51	12	66
Payments and Withdrawals	454	130	126	126	238	200	236

Net Assets:
Net Increase (Decrease)	329	79	(5)	354	307	207	667
Beginning of Year	3,396	450	413	1,098	1,320	1,257	1,395

End of Year	$3,725	529	408	1,452	1,627	1,464	2,062

See accompanying Notes to Financial Statements

Kansas City Life Variable Life Separate Account
Statement of Changes in Net Assets (Continued)
Year Ended December 31, 2013
(in thousands)

	Fidelity Variable
	Insurance Products
	Contrafund Portfolio	Fidelity Variable Insurance Products
	VIP Contrafund Portfolio - Service Class 2	VIP Freedom Income Portfolio - Service Class 2	VIP Freedom 2010 Portfolio - Service Class 2	VIP Freedom 2015 Portfolio - Service Class 2	VIP Freedom 2020 Portfolio - Service Class 2	VIP Freedom 2025 Portfolio - Service Class 2	VIP Freedom 2030 Portfolio - Service Class 2	VIP Freedom 2035 Portfolio - Service Class 2	VIP Freedom 2040 Portfolio - Service Class 2

Change in Net Assets from Operations:
Investment Income (Loss)	$-	1	1	-	1	1	1	-	-
Realized Gain (Loss) and Capital Gains Distributions	32	-	2	12	11	4	7	-	-
Unrealized Appreciation (Depreciation)	148	1	10	(2)	7	16	19	3	2
Change in Net Assets from Operations	180	2	13	10	19	21	27	3	2

Deposits	118	11	15	12	14	3	25	5	4

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	-	-	-	-
Withdrawals	41	-	-	50	32	-	8	2	-
Administrative Fees	59	10	14	17	10	4	9	2	1
Transfers (in) out	14	12	(106)	2	(7)	3	9	(1)	-
Payments and Withdrawals	114	22	(92)	69	35	7	26	3	1

Net Assets:
Net Increase (Decrease)	184	(9)	120	(47)	(2)	17	26	5	5
Beginning of Year	599	65	18	92	140	111	130	14	7

End of Year	$783	56	138	45	138	128	156	19	12

	Fidelity Variable Insurance Products		Northern Lights Variable Trust
	VIP Freedom 2045 Portfolio - Service Class 2	VIP Freedom 2050 Portfolio - Service Class 2	TOPS Managed Risk Balanced ETF Portfolio - Class 2 Shares	TOPS Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	TOPS Managed Risk Growth ETF Portfolio - Class 2 Shares	Total

Change in Net Assets from Operations:
Investment Income (Loss)	$-	-	-	-	1	702
Realized Gain (Loss) and Capital Gains Distributions	-	1	2	4	4	5,484
Unrealized Appreciation (Depreciation)	1	4	-	44	28	17,224
Change in Net Assets from Operations	1	5	2	48	33	23,410

Deposits	2	19	8	29	167	10,968

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	331
Withdrawals	-	8	-	17	24	7,769
Administrative Fees	1	5	3	20	32	7,355
Transfers (in) out	(2)	(2)	19	(57)	(118)	2,153
Payments and Withdrawals	(1)	11	22	(20)	(62)	17,608

Net Assets:
Net Increase (Decrease)	4	13	(12)	97	262	16,770
Beginning of Year	5	21	31	404	82	97,015

End of Year	$9	34	19	501	344	113,785

See accompanying Notes to Financial Statements

Kansas City Life Variable Life Separate Account
Statement of Changes in Net Assets
Year Ended December 31, 2012
(in thousands)

	Federated Insurance Series			MFS Variable Insurance Trust

		High
	Capital	Income	Prime			Total	Research	Strategic
	Appreciation	Bond	Money	Research	Growth	Return	Bond	Income	Utilities
	Fund II	Fund II	Fund II	Series	Series	Series	Series	Series	Series

Change in Net Assets from Operations:
Investment Income (Loss)	$(8)	123	(19)	(3)	(69)	65	38	50	544
Realized Gain (Loss) and Capital Gains Distributions	(5)	11	-	175	459	41	51	9	275
Unrealized Appreciation (Depreciation)	260	102	-	521	803	228	36	37	281
Change in Net Assets from Operations	247	236	(19)	693	1,193	334	125	96	1,100

Deposits	328	173	395	420	696	340	268	168	801

Payments and Withdrawals:
Death Benefits	-	-	628	-	-	-	-	-	-
Withdrawals	207	106	1,055	318	629	239	157	36	757
Administrative Fees	233	130	224	327	593	281	183	103	712
Transfers (in) out	94	(3)	(908)	94	282	131	(77)	(25)	180
Payments and Withdrawals	534	233	999	739	1,504	651	263	114	1,649

Net Assets:
Net Increase (Decrease)	41	176	(623)	374	385	23	130	150	252
Beginning of Year	2,676	1,728	2,939	4,361	7,454	3,322	1,918	941	9,181

End of Year	$2,717	1,904	2,316	4,735	7,839	3,345	2,048	1,091	9,433

							American
							Century
							Variable	Dreyfus Variable
	American Century Variable Portfolios, Inc.						Portfolios II, Inc.	Investment Fund

				VP			VP Inflation		Opportunistic
	VP Capital	VP	VP	Income &	VP	VP	Protection	Appreciation	Small Cap
	Appreciation	International	Value	Growth	Ultra	Mid Cap	Fund -	Portfolio -	Portfolio -
	Fund - Class I	Fund - Class I	Fund - Class I	Fund - Class I	Fund - Class I	Value - Class I	Class II	Initial Shares	Initial Shares

Change in Net Assets from Operations:
Investment Income (Loss)	$(26)	-	46	13	(6)	1	9	123	(40)
Realized Gain (Loss) and Capital Gains Distributions	364	27	46	15	23	8	43	119	(24)
Unrealized Appreciation (Depreciation)	94	638	414	107	74	6	(9)	153	913
Change in Net Assets from Operations	432	665	506	135	91	15	43	395	849

Deposits	275	460	536	118	137	16	100	368	499

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	-	-	-	-
Withdrawals	283	281	344	102	40	3	75	219	371
Administrative Fees	212	300	321	83	67	16	61	331	371
Transfers (in) out	135	89	140	29	4	1	267	142	224
Payments and Withdrawals	630	670	805	214	111	20	403	692	966

Net Assets:
Net Increase (Decrease)	77	455	237	39	117	11	(260)	71	382
Beginning of Year	2,864	3,388	3,788	1,030	698	108	792	4,210	4,475

End of Year	$2,941	3,843	4,025	1,069	815	119	532	4,281	4,857

See accompanying Notes to Financial Statements

Kansas City Life Variable Life Separate Account
Statement of Changes in Net Assets (Continued)
Year Ended December 31, 2012
(in thousands)

			JPMorgan Insurance Trust			Franklin Templeton Variable Insurance Products Trust
	Dreyfus	The Dreyfus	Insurance	Insurance	Insurance	Franklin	Franklin	Templeton
	Stock	Socially	Trust	Trust	Trust	Global	Small-Mid	Developing	Templeton
	Index	Responsible	U.S	Small Cap	Mid Cap	Real Estate	Cap Growth	Markets	Foreign
	Fund, Inc. -	Growth Fund,	Equity Portfolio -	Core Portfolio -	Value Portfolio -	Securities	Securities	Securities	Securities
	Initial Shares	Inc. - Initial Shares	Class 1 Shares	Class 1 Shares	Class 1 Shares	Fund - Class 2	Fund - Class 2	Fund - Class 2	Fund - Class 2

Change in Net Assets from Operations:
Investment Income (Loss)	$172	-	8	(14)	4	(17)	(6)	13	57
Realized Gain (Loss) and Capital Gains Distributions	912	51	46	74	61	(68)	63	8	(23)
Unrealized Appreciation (Depreciation)	855	40	93	369	203	603	6	224	369
Change in Net Assets from Operations	1,939	91	147	429	268	518	63	245	403

Deposits	1,475	102	67	343	209	306	77	261	343

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	-	-	-	-
Withdrawals	961	51	143	137	107	189	90	241	217
Administrative Fees	1,145	85	69	209	125	185	45	157	196
Transfers (in) out	318	106	39	128	46	(220)	17	40	171
Payments and Withdrawals	2,424	242	251	474	278	154	152	438	584

Net Assets:
Net Increase (Decrease)	990	(49)	(37)	298	199	670	(12)	68	162
Beginning of Year	13,323	806	921	2,311	1,411	1,969	646	2,008	2,373

End of Year	$14,313	757	884	2,609	1,610	2,639	634	2,076	2,535

	Calamos				Columbia
	Advisors				Funds Variable	Columbia Funds
	Trust	Invesco Variable Insurance Funds			Trust I	Variable Trust II
						Seligman
	Calamos	Van Kampen	V.I.	V.I.	Mid Cap	Global	Smaller-Cap
	Growth and	V.I. American	Technology	Core Equity	Growth	Technology	Value
	Income	Franchise Fund -	Fund	Fund	Fund	Fund	Fund
	Portfolio	Series I Shares	Series I Shares	Series I Shares	(Class 2)	(Class 2)	(Class 2)

Change in Net Assets from Operations:
Investment Income (Loss)	$43	(3)	(3)	2	(11)	(11)	(10)
Realized Gain (Loss) and Capital Gains Distributions	95	5	10	28	78	88	7
Unrealized Appreciation (Depreciation)	115	49	34	98	64	7	203
Change in Net Assets from Operations	253	51	41	128	131	84	200

Deposits	306	48	34	139	182	123	202

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	-	-
Withdrawals	177	50	35	62	116	94	64
Administrative Fees	254	33	29	79	101	89	98
Transfers (in) out	91	2	(2)	23	56	36	22
Payments and Withdrawals	522	85	62	164	273	219	184

Net Assets:
Net Increase (Decrease)	37	14	13	103	40	(12)	218
Beginning of Year	3,359	436	400	995	1,280	1,269	1,177

End of Year	$3,396	450	413	1,098	1,320	1,257	1,395

See accompanying Notes to Financial Statements

Kansas City Life Variable Life Separate Account
Statement of Changes in Net Assets (Continued)
Year Ended December 31, 2012
(in thousands)

	Fidelity Variable
	Insurance Products
	Contrafund Portfolio	Fidelity Variable Insurance Products

	VIP	VIP	VIP	VIP	VIP	VIP	VIP	VIP	VIP
	Contrafund	Freedom	Freedom	Freedom	Freedom	Freedom	Freedom	Freedom	Freedom
	Portfolio -	Funds Income -	Funds 2010 -	Funds 2015 -	Funds 2020 -	Funds 2025 -	Funds 2030 -	Funds 2035 -	Funds 2040 -
	Service Class 2	Service Class 2	Service Class 2	Service Class 2	Service Class 2	Service Class 2	Service Class 2	Service Class 2	Service Class 2

Change in Net Assets from Operations:
Investment Income (Loss)	$2	-	-	1	2	1	1	-	-
Realized Gain (Loss) and Capital Gains Distributions	20	3	1	5	6	3	4	-	-
Unrealized Appreciation (Depreciation)	59	2	1	7	12	10	11	-	-
Change in Net Assets from Operations	81	5	2	13	20	14	16	-	-

Deposits	116	12	10	13	18	4	28	4	2

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	-	-	-	-
Withdrawals	25	58	-	42	40	11	10	-	-
Administrative Fees	55	15	8	16	11	4	11	1	-
Transfers (in) out	67	(1)	1	(12)	1	1	5	(7)	(5)
Payments and Withdrawals	147	72	9	46	52	16	26	(6)	(5)

Net Assets:
Net Increase (Decrease)	50	(55)	3	(20)	(14)	2	18	10	7
Beginning of Year	549	120	15	112	154	109	112	4	-

End of Year	$599	65	18	92	140	111	130	14	7

	Fidelity Variable Insurance Products		Northern Lights Variable Trust

	VIP	VIP	TOPS Protected	TOPS Protected	TOPS Protected
	Freedom	Freedom	Balanced	Mod Growth	Growth
	Funds 2045 -	Funds 2050 -	ETF Portfolio -	ETF Portfolio -	ETF Portfolio -
	Service Class 2	Service Class 2	Class 2 Shares	Class 2 Shares	Class 2 Shares	Total

Change in Net Assets from Operations:
Investment Income (Loss)	$-	-	-	(1)	-	1,071
Realized Gain (Loss) and Capital Gains Distributions	-	1	-	-	-	3,115
Unrealized Appreciation (Depreciation)	-	1	1	10	3	8,107
Change in Net Assets from Operations	-	2	1	9	3	12,293

Deposits	2	20	3	8	16	10,571

Payments and Withdrawals:
Death Benefits	-	-	-	-	-	628
Withdrawals	-	-	-	-	-	8,142
Administrative Fees	1	4	1	5	4	7,583
Transfers (in) out	(1)	-	(28)	(392)	(67)	1,234
Payments and Withdrawals	-	4	(27)	(387)	(63)	17,587

Net Assets:
Net Increase (Decrease)	2	18	31	404	82	5,277
Beginning of Year	3	3	-	-	-	91,738

End of Year	$5	21	31	404	82	97,015

See accompanying Notes to Financial Statements

Kansas City Life Variable Life Separate Account
Notes to Financial Statements

1.      Organization and Significant Accounting Policies

Organization

Kansas City Life Variable Life Separate Account (the Account) is a separate account of Kansas City Life Insurance Company (KCL).  This account is presented herein and marketed as Century II Variable Universal Life and Century II Accumulator Variable Universal Life (Variable Universal Life), Century II Survivorship Variable Universal Life and Century II Heritage Survivorship Variable Universal Life (Survivorship Variable Universal Life), and Century II Alliance Variable Universal Life (Alliance Variable Universal Life).  The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended.  Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from KCL’s other assets and liabilities.  The portion of the Account’s assets applicable to the variable life contracts is not available to service the liabilities arising out of any other business KCL may be conducting.

All deposits received by the Account have been directed by the contract owners into subaccounts that invest in 48 series-type mutual funds, as listed below with each fund’s objective, or into KCL’s Fixed Account.  The underlying mutual fund options are not available to the general public directly. The underlying mutual funds are available as investment options in variable life insurance policies issued by KCL.

Some of the underlying mutual funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after, publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ.

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

Series-Type Mutual Fund	Fund Objective

Federated Insurance Series
Federated Managed Tail Risk Fund II	The investment objective is to seek capital appreciation by maintaining a diversified mix of investment exposure to various asset classes.

Federated High Income Bond Fund II	The investment objective is to seek high current income.

Federated Prime Money Fund II	The investment objective is to seek to provide current income consistent with stability of principal and liquidity.

MFS Variable Insurance Trust
MFS Research Series – Initial Class Shares	The investment objective is to seek capital appreciation.

MFS Growth Series – Initial Class Shares	The investment objective is to seek capital appreciation.

MFS Total Return Series – Initial Class Shares	The investment objective is to seek total return.

MFS Research Bond Series – Initial Class Shares	The investment objective is to seek total return with an emphasis on current income, but also considering capital appreciation.

MFS Utilities Series – Initial Class Shares	The investment objective is to seek total return.

MFS Variable Insurance Trust II
MFS Strategic Income Portfolio – Initial Class Shares	The investment objective is to seek total return with an emphasis on current income, but also considering capital appreciation.

American Century Variable Portfolios, Inc.
American Century VP Capital Appreciation Fund – Class I	The investment objective is to seek capital growth.

American Century VP International Fund – Class I	The investment objective is to seek capital growth.

American Century VP Value Fund – Class I	The investment objective is to seek long-term capital growth. The secondary objective is income.

American Century VP Income & Growth Fund – Class I	The investment objective is to seek capital growth by investing in common stocks. The secondary objective is income.

American Century VP Ultra Fund – Class I	The investment objective is to seek long-term capital growth.

American Century VP Mid Cap Value Fund – Class I	The investment objective is to seek long-term capital growth. The secondary objective is income.

American Century Variable Portfolios II, Inc.
American Century VP Inflation Protection Fund - Class II	The investment objective is to seek to pursue long-term total returns using a strategy that seeks to protect against U.S. inflation.

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

Dreyfus Variable Investment Fund
Appreciation Portfolio – Initial Shares	The investment objective is to seek long-term capital growth consistent with the preservation of capital. The secondary objective is current income.

Opportunistic Small Cap Portfolio – Initial Shares	The investment objective is to seek capital growth.

Dreyfus Stock Index Fund, Inc. – Initial Shares	The investment objective is to seek to match the total return of the Standard & Poor’s 500 Composite Stock Price Index.

The Dreyfus Socially Responsible Growth Fund, Inc. – Initial Shares	The investment objective is to seek to provide capital growth, with current income as a secondary objective.

JPMorgan Insurance Trust
JPMorgan Insurance Trust U.S. Equity Portfolio – Class 1 Shares	The investment objective is to seek to provide high total return from a portfolio of selected equity securities.

JPMorgan Insurance Trust Small Cap Core Portfolio – Class 1 Shares	The investment objective is to seek capital growth over the long term.

JPMorgan Insurance Trust Mid Cap Value Portfolio – Class 1 Shares	The investment objective is to seek capital appreciation with the secondary objective of achieving current income by investing primarily in equity securities.

Franklin Templeton Variable Insurance Products Trust
Franklin Global Real Estate Securities Fund - Class 2	The investment objective is to seek high total return.

Franklin Small-Mid Cap Growth Securities Fund - Class 2	The investment objective is to seek long-term capital growth.

Templeton Developing Markets Securities Fund - Class 2	The investment objective is to seek long-term capital appreciation.

Templeton Foreign Securities Fund - Class 2	The investment objective is to seek long-term capital growth.

Calamos Advisors Trust
Calamos Growth and Income Portfolio	The investment objective is to seek high long-term total return through growth and current income.

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco V.I. American Franchise Fund –Series I Shares	The investment objective is to seek capital growth.

Invesco V.I. Technology Fund – Series I Shares	The investment objective is to seek long-term growth of capital.

Invesco V.I. Core Equity Fund – Series I Shares	The investment objective is to seek long-term growth of capital.

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

Columbia Funds Variable InsuranceTrust I
Columbia Variable Portfolio – Mid Cap Growth Opportunity Fund (Class 2)	The investment objective is to seek to provide shareholders with growth of capital.
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio – Seligman Global Technology Fund (Class 2)	The investment objective is to seek to provide shareholders with long-term capital appreciation.
Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class 2)	The investment objective is to seek to provide shareholders with long-term capital growth.
Fidelity Variable Insurance Products Contrafund Portfolio
VIP Contrafund Portfolio – Service Class 2	The investment objective is to seek long-term capital appreciation.
Fidelity Variable Insurance Products
VIP Freedom Income Portfolio – Service Class 2	The investment objective is to seek high total return with a secondary objective of principal preservation.

VIP Freedom 2010 Portfolio – Service Class 2	The investment objective is to seek high total return with a secondary objective of principal preservation as it approaches its target date and beyond.

VIP Freedom 2015 Portfolio – Service Class 2	The investment objective is to seek high total return with a secondary objective of principal preservation as it approaches its target date and beyond.

VIP Freedom 2020 Portfolio – Service Class 2	The investment objective is to seek high total return with a secondary objective of principal preservation as it approaches its target date and beyond.

VIP Freedom 2025 Portfolio – Service Class 2	The investment objective is to seek high total return with a secondary objective of principal preservation as it approaches its target date and beyond.

VIP Freedom 2030 Portfolio – Service Class 2	The investment objective of is to seek high total return with a secondary objective of principal preservation as it approaches its target date and beyond.

VIP Freedom 2035 Portfolio – Service Class 2 VIP Freedom 2040 Portfolio – Service Class 2 VIP Freedom 2045 Portfolio – Service Class 2 VIP Freedom 2050 Portfolio – Service Class 2
The investment objective is to seek high total return with a secondary objective of principal preservation as it approaches its target date and beyond.

The investment is to seek high total return with a secondary objective of principal preservation as it approaches its target date and beyond.

The investment objective is to seek high total return with a secondary objective of principal preservation as it approaches its target date and beyond.

The investment objective is to seek high total return with a secondary objective of principal preservation as it approaches its target date and beyond.

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

Northern Lights Variable Trust
TOPS Managed Risk Balanced ETF Portfolio – Class 2 Shares	The investment objective is to seek to provide income and capital appreciation with less volatility than the fixed income and equity markets as a whole.

TOPS Managed Risk Moderate Growth ETF Portfolio – Class 2 Shares	The investment objective is to seek capital appreciation with less volatility than the equity markets as a whole.

TOPS Managed Risk Growth ETF Portfolio – Class 2 Shares	The investment objective is to seek capital appreciation with less volatility than the equity markets as a whole.

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)
Fund Changes

During the year ended December 31, 2013, the following portfolios changed their names as summarized, with the effective date of the change, in the following table:

Prior Portfolio Name	Current Portfolio Name	Effective Date

Federated Capital Appreciation Fund II	Federated Managed Tail Risk Fund II	February 15, 2013

Invesco Van Kampen V.I. American Franchise Fund	Invesco V.I. American Franchise Fund	April 29, 2013

TOPS Protected Balanced ETF Portfolio - Class 2 Shares	TOPS Managed Risk Balanced ETF Portfolio - Class 2 Shares	May 1, 2013

TOPS Protected Moderate Growth ETF Portfolio – Class 2 Shares	TOPS Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	May 1, 2013

TOPS Protected Growth ETF Portfolio - Class 2 Shares	TOPS Managed Risk Growth ETF Portfolio - Class 2 Shares	May 1, 2013

During the years ended December 31, 2013 and 2012, several funds were merged. The fund names and effective date of the mergers are summarized in the following table:

Closed Fund	Receiving Fund	Date Merged

Columbia Variable Portfolio – Mid Cap Growth Fund (Class 2)	Columbia Variable Portfolio - Mid Cap Growth Opportunity Fund (Class 2)	April 29, 2013

MFS Strategic Income Series	MFS Strategic Income Portfolio	August 19, 2013

There were no funds that merged during the year ended December 31, 2012.

Risks and Uncertainties

Certain risks and uncertainties are inherent to the Account’s day-to-day operations and to the process of preparing its financial statements.  The more significant of those risks and uncertainties, as well as the Account’s method for attempting to mitigate the risks, are presented below and throughout the notes to the financial statements.

Financial Statements - The preparation of financial statements on the basis of U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the period.  These estimates are inherently subject to change and actual results could differ from these estimates.

Investments - The Account is exposed to risks that issuers of securities owned by the series-type mutual funds will default, or that interest rates will change and cause a decrease in the value of the investments.  The market value of the investments and their investment performance, including the realization of gains or losses, may vary depending on economic and market conditions.  Management attempts to mitigate these risks by offering the investor a variety of investment options, fund prospectuses, quarterly personal investment statements and annual financial statements.

Reinvestment of Dividends

Interest and dividend income and capital gain distributions paid by the mutual funds to the Account are reinvested in additional shares of each respective subaccount.

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

Federal Income Taxes

The Account is treated as part of KCL for federal income tax purposes.  Under current interpretations of existing federal income tax law, no income taxes are payable on investment income or capital gain distributions received by the Account from the underlying funds.  Any applicable taxes will be the responsibility of contract holders or beneficiaries upon termination or withdrawal.

Investment Valuation

Investments in mutual fund shares are reported in the statement of net assets at fair value using net asset values (NAV) as provided by the mutual fund sponsors at the end of each trading day.  The average cost method is used to determine realized gains and losses.  Transactions are recorded on a trade date basis.  Income from dividends and gains from realized gain distributions are recorded on the ex-dividend date.

Recently Issued Accounting Standards

All new accounting standards and updates of existing standards issued in 2013 and 2012 were considered by management and did not relate to accounting policies and procedures pertinent to the Account at this time or were not expected to have a material impact to the financial statements.

Subsequent Events

Subsequent events have been evaluated through April 15, 2014, the date that the financial statements have been issued.

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

2. Cost of Purchases and Proceeds from Sales
The aggregate cost of purchases and proceeds from sales of investments for the years ended December 31 were as follows:

2013:	Cost of Purchases	Proceeds from Sales
	(in thousands)

Federated Managed Tail Risk Fund II	$451	$486
Federated High Income Bond Fund II	471	380
Federated Prime Money Fund II	2,626	3,007
MFS Research Series - Initial Class Shares	597	880
MFS Growth Series - Initial Class Shares	824	1,547
MFS Total Return Series - Initial Class Shares	419	689
MFS Research Bond Series - Initial Class Shares	469	515
MFS Utilities Series - Initial Class Shares	1,408	2,168
MFS Strategic Income Portfolio - Initial Class Shares	368	304
American Century VP Capital Appreciation Fund - Class I	474	738
American Century VP International Fund - Class I	754	811
American Century VP Value Fund - Class I	717	880
American Century VP Income & Growth Fund - Class I	230	230
American Century VP Ultra Fund - Class I	264	207
American Century VP Mid Cap Value Fund - Class I	97	39
American Century VP Inflation Protection Fund - Class II	193	107
Dreyfus Appreciation Portfolio- Initial Shares	524	820
Dreyfus Opportunistic Small Cap Portfolio - Initial Shares	555	1,151
Dreyfus Stock Index Fund, Inc. - Initial Shares	2,162	2,891
The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares	138	205
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares	179	245
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares	556	772
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	274	502
Franklin Global Real Estate Securities Fund - Class 2	717	904
Franklin Small-Mid Cap Growth Securities Fund - Class 2	163	146
Templeton Developing Markets Securities Fund - Class 2	828	768
Templeton Foreign Securities Fund - Class 2	580	634
Calamos Growth and Income Portfolio	611	619
Invesco V.I. American Franchise Fund - Series I Shares	54	141
Invesco V.I. Technology Fund - Series I Shares	86	150
Invesco V.I. Core Equity Fund - Series I Shares	261	216
Columbia Variable Portfolio - Mid-Cap Growth Opportunity Fund (Class 2)	679	298
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	176	263
Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class 2)	588	623
Fidelity VIP Contrafund Portfolio - Service Class 2	144	140
Fidelity VIP Freedom Income Portfolio - Service Class 2	17	26
Fidelity VIP Freedom 2010 Portfolio - Service Class 2	124	15
Fidelity VIP Freedom 2015 Portfolio - Service Class 2	13	68
Fidelity VIP Freedom 2020 Portfolio - Service Class 2	52	70
Fidelity VIP Freedom 2025 Portfolio - Service Class 2	9	9
Fidelity VIP Freedom 2030 Portfolio - Service Class 2	31	29
Fidelity VIP Freedom 2035 Portfolio - Service Class 2	5	3
Fidelity VIP Freedom 2040 Portfolio - Service Class 2	4	1
Fidelity VIP Freedom 2045 Portfolio - Service Class 2	2	1
Fidelity VIP Freedom 2050 Portfolio - Service Class 2	21	14
TOPS Managed Risk Balanced ETF Portfolio - Class 2 Shares	8	23
TOPS Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	103	54
TOPS Managed Risk Growth ETF Portfolio - Class 2 Shares	314	85

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

2012	Cost of Purchases	Proceeds from Sales
	(in thousands)

Federated Capital Appreciation Fund II	$557	$615
Federated High Income Bond Fund II	413	350
Federated Prime Money Fund II	2,169	2,792
MFS Research Series	492	813
MFS Growth Series	799	1,675
MFS Total Return Series	468	714
MFS Research Bond Series	482	427
MFS Strategic Income Series	303	198
MFS Utilities Series	1,661	1,965
American Century VP Capital Appreciation Fund	752	964
American Century VP International Fund	641	851
American Century VP Value Fund	665	888
American Century VP Income & Growth Fund	166	250
American Century VP Ultra Fund	169	150
American Century VP Mid Cap Value Fund	31	29
American Century VP Inflation Protection Fund (Class II)	168	443
Dreyfus Appreciation Portfolio	558	760
Dreyfus Opportunistic Small Cap Portfolio	566	1,073
Dreyfus Stock Index Fund, Inc.	2,553	2,636
The Dreyfus Socially Responsible Growth Fund, Inc.	116	255
JPMorgan Insurance Trust U.S. Equity Portfolio	90	267
JPMorgan Insurance Trust Small Cap Core Portfolio	401	547
JPMorgan Insurance Trust Mid Cap Value Portfolio	273	339
Franklin Global Real Estate Securities Fund (Class II)	639	505
Franklin Small-Mid Cap Growth Securities Fund (Class II)	146	177
Templeton Developing Markets Securities Fund (Class II)	545	710
Templeton Foreign Securities Fund (Class II)	534	719
Calamos Growth and Income Portfolio	513	641
Invesco Van Kampen V.I. American Franchise Fund	70	110
Invesco V.I. Technology Fund (Series I)	68	100
Invesco V.I. Core Equity Fund (Series I)	168	191
Columbia Variable Portfolio - Mid-Cap Growth Fund (Class II)	245	321
Columbia Variable Portfolio - Seligman Global Technology Fund (Class II)	198	301
Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class II)	246	238
Fidelity VIP Contrafund Portfolio	129	157
Fidelity VIP Freedom Funds - Income	16	75
Fidelity VIP Freedom Funds - 2010	13	12
Fidelity VIP Freedom Funds - 2015	31	61
Fidelity VIP Freedom Funds - 2020	29	59
Fidelity VIP Freedom Funds - 2025	7	18
Fidelity VIP Freedom Funds - 2030	31	26
Fidelity VIP Freedom Funds - 2035	11	1
Fidelity VIP Freedom Funds - 2040	8	0
Fidelity VIP Freedom Funds - 2045	18	16
Fidelity VIP Freedom Funds - 2050	24	7
TOPS Protected Balanced ETF Portfolio - Class 2	31	1
TOPS Protected Moderate Growth ETF Portfolio - Class 2	400	6
TOPS Protected Growth ETF Portfolio - Class 2	90	10

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

3. Fair Value Measurement

The Account categorizes its financial assets and liabilities measured at fair value in three levels, based on the inputs and assumptions used to determine the fair value. These levels are as follows:

Level 1 – Valuations are based upon quoted prices for identical instruments traded in active markets.

Level 2 – Valuations are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, and model-based valuation techniques for which all significant assumptions are observable in the market.  Valuations are obtained from third-party pricing services or inputs that are observable or derived principally from or corroborated by observable market data.

Level 3 – Valuations are generated from techniques that use significant assumptions not observable in the market.  These unobservable assumptions reflect the Account’s assumptions that market participants would use in pricing the asset or liability.  Valuation techniques include the use of discounted cash flow models, spread-based models, and similar techniques, using the best information available in the circumstances.

As of December 31, 2013 all assets measured at fair value on a recurring basis totaling $113,785 were Level 2 assets. The Account did not have any transfers between Level 1, Level 2, or Level 3 during the years ended December 31, 2013 and 2012.

NAV of the investments in mutual funds are calculated in a manner consistent with U.S. GAAP for investment companies and is determinative of their fair value.  Several of the separate accounts invest in publicly quoted mutual funds or actively managed stocks.  The fair value of the underlying mutual funds or stock is used to determine the NAV of the separate account, which is not publicly quoted.  Some of the separate accounts also invest in fixed income securities.  The fair values of the underlying securities are based on quoted prices for similar assets or other valuation methods using market observable inputs, and are used to determine the NAV of the investments in mutual funds.  Sales of separate account assets may be at asset values less than NAV and certain redemption restrictions may apply.

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

4. Contract Charges

Century II Variable Universal Life

A premium expense charge of 2.25% is deducted from each premium payment to cover state and local premium taxes.  Other charges are deducted from each contract when certain events occur, such as the seventh fund transfer in a contract year.

A contingent deferred sales charge is assessed against surrenders and certain specified amount changes during the first 15 years following the contract date and any increase in specified amount. During the year ended 2013, $466,000 (2012 - $832,000) was assessed in surrender charges.

Mortality and expense risk assumed by KCL are compensated for by a fee equivalent to an annual rate of 0.9% of the asset value of the subaccounts of each contract.  These charges are assessed for each subaccount through the reduction of unit values.

KCL deducts an administrative fee for each contract of $26 per month for the first 12 months and $6 per month thereafter.  An additional deduction of $20 per month is made for the 12 contract months following an increase in specified amount.  A deduction for the cost of insurance is also made monthly and is based on the insured’s attained age, sex, risk class, specified amount, rider benefits, contract value and the number of completed policy years.  These fees are assessed through the reduction of units from the contract.

Century II Accumulator Variable Universal Life

A premium expense charge of 5.0% is deducted from each premium payment to cover state and local premium taxes.  Other charges are deducted from each contract when certain events occur, such as the seventh fund transfer in a contract year.

A contingent deferred sales charge is assessed against surrenders and certain specified amount changes during the first 15 years following the contract date and any increase in specified amount. During the year ended 2013, $120,000 (2012 - $117,813) was assessed in surrender charges.

Mortality and expense risk assumed by KCL are compensated for by a fee equivalent to an annual rate of 0.9% of the asset value of the subaccounts of each contract.  These charges are assessed for each subaccount through the reduction of unit values.

KCL deducts a monthly administrative fee for each contract of $10.  In addition, KCL deducts a per thousand administrative fee that varies by issue age of the specified amount insured per month for all contracts.  This administrative fee is guaranteed not to exceed $1.36 per thousand of specified amount per month.  A deduction for the cost of insurance is also made monthly and is based on the insured’s attained age, sex, risk class, specified amount, rider benefits, contract value and the number of completed policy years.  These fees are assessed through the reduction of units from the contract.

During the year ended 2013, other contract charges, primarily annual administrative fees, totaled $6,447,000 (2012 - $6,584,000) for the combined Century II Variable Universal Life and Century II Accumulator Variable Universal Life plan.

Century II Heritage Survivorship Variable Universal Life

KCL deducts a 6.00% sales charge from each premium payment to cover administrative expenses associated with the contract.  A premium expense charge of 2.25% is deducted from each premium payment to cover state and local premium taxes.  Other charges are deducted from each contract when certain events occur, such as the seventh fund transfer in a contract year.

Mortality and expense risk assumed by KCL are compensated for by a current fee equivalent to 0.625% of the average daily net assets of each contract.  These charges are assessed for each subaccount through the reduction of unit values.

KCL deducts a monthly administrative fee for each contract of $7.50.  In addition, KCL deducts a per thousand administrative fee that varies by issue age of the specified amount insured per month for all contracts.  This administrative fee is guaranteed not to exceed $0.35 per thousand of specified amount per month.  A deduction for the cost of insurance is

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

also made monthly and is based on the insured’s attained age, sex, risk class, total amount insured, any optional benefits, or any additional benefits provided by riders, contract value and the number of completed policy years.  These fees are assessed through the reduction of units from the contract.

Century II Survivorship Variable Universal Life

A sliding sales charge, which varies by contract year for the first 20 years, is deducted from each target and excess premium payment.  In addition, a 4.85% premium processing charge is deducted from each premium payment to cover federal “deferred acquisition” tax and state and local premium taxes.  Other charges are deducted from each contract when certain events occur, such as the seventh fund transfer in a contract year.

Mortality and expense risk assumed by KCL are compensated for by a current fee equivalent to 0.625% (maximum allowed is 0.9%) of the average daily net assets of each contract.  These charges are assessed for each subaccount through the reduction of unit values.

KCL deducts a monthly administrative fee for each contract of $7.50 plus $0.02 per $1,000 of the total amount insured per month for all contracts.  An additional fee of $12.50 per month is charged for the first five contract years.  A deduction for the cost of insurance is also made monthly and is based on the insured’s attained age, sex, risk class, total amount insured, any optional benefits, or any additional benefits provided by riders, contract value and the number of completed policy years.  These fees are assessed through the reduction of units from the contract.

The combined, Century II Heritage Survivorship Variable Universal Life and Century II Survivorship Variable Universal Life, plan has no contingent deferred sales charge.  A partial surrender fee is charged based on the lesser of 2% of the amount surrendered or $25.  During the year ended 2013, $1,000 was assessed in surrender charges and other contract charges totaled $675,000 (2012 - $639,000).

Century II Alliance Variable Universal Life

A premium expense charge of 6.35% of premium receipts is deducted from each premium payment to cover state and local premium taxes and administrative expenses associated with the contract.  Other charges are deducted from each contract when certain events occur, such as the seventh fund transfer in a contract year.

A contingent deferred sales charge is assessed against a surrender to the contract in the first 15 years following the contract date and any increase in specified amount.  During the year ended 2013, $257,000 (2012 - $252,000) was assessed in surrender charges and other contract charges totaled $1,091,000 (2012 - $1,144,000).

Mortality and expense risk assumed by KCL are compensated for by a fee equivalent to an annual rate of 0.5% of the asset value of the subaccounts of each contract.  These charges are assessed for each subaccount through the reduction of unit values.

KCL deducts a monthly administrative fee for each contract of $7.50.  In addition, KCL deducts a per thousand administrative fee which is guaranteed not to exceed $0.05 per thousand of the specified amount per month.  KCL is currently not charging the per thousand portion of the monthly administrative fee.  A deduction for the cost of insurance is also made monthly and is based on the insured’s attained age, sex, risk class, specified amount, rider benefits, contract value and the number of completed policy years.  These fees are assessed through the reduction of units from the contract.

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

The Mortality and Expense Risk Fees and other Administrative Charges for the year ended December 31 were as follows:

2013:	Century II Variable Universal Life	Century II Survivorship Variable Universal Life	Century II Alliance Variable Universal Life	Total Variable Universal Life
	(in thousands)

Federated Managed Tail Risk Fund II	$22	$1	$2	$25
Federated High Income Bond Fund II	12	3	1	16
Federated Prime Money Fund II	14	1	2	17
MFS Research Series - Initial Class Shares	41	3	1	45
MFS Growth Series - Initial Class Shares	68	5	2	75
MFS Total Return Series - Initial Class Shares	23	2	3	28
MFS Research Bond Series - Initial Class Shares	13	1	2	16
MFS Utilities Series - Initial Class Shares	67	7	7	81
MFS Strategic Income Portfolio - Initial Class Shares	8	-	1	9
American Century VP Capital Appreciation Fund - Class I	24	1	2	27
American Century VP International Fund - Class I	31	1	3	35
American Century VP Value Fund - Class I	26	2	7	35
American Century VP Income & Growth Fund - Class I	8	1	1	10
American Century VP Ultra Fund - Class I	5	-	2	7
American Century VP Mid Cap Value Fund - Class I	1	-	-	1
American Century VP Inflation Protection Fund - Class II	3	-	1	4
Dreyfus Appreciation Portfolio- Initial Shares	33	3	2	38
Dreyfus Opportunistic Small Cap Portfolio - Initial Shares	40	3	4	47
Dreyfus Stock Index Fund, Inc. - Initial Shares	112	11	9	132
The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares	6	1	-	7
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares	6	1	1	8
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares	17	1	5	23
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	10	1	3	14
Franklin Global Real Estate Securities Fund - Class 2	14	1	4	19
Franklin Small-Mid Cap Growth Securities Fund - Class 2	5	-	1	6
Templeton Developing Markets Securities Fund - Class 2	12	1	2	15
Templeton Foreign Securities Fund - Class 2	15	1	5	21
Calamos Growth and Income Portfolio	20	2	5	27
Invesco V.I. American Franchise Fund - Series I Shares	3	-	1	4
Invesco V.I. Technology Fund - Series I Shares	3	-	-	3
Invesco V.I. Core Equity Fund - Series I Shares	7	-	3	10
Columbia Variable Portfolio - Mid-Cap Growth Opportunity Fund (Class 2)	9	-	3	12
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	10	-	1	11
Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class 2)	10	-	3	13
Fidelity VIP Contrafund Portfolio - Service Class 2	5	-	1	6
Fidelity VIP Freedom Income Portfolio - Service Class 2	-	-	-	-
Fidelity VIP Freedom 2010 Portfolio - Service Class 2	1	-	-	1
Fidelity VIP Freedom 2015 Portfolio - Service Class 2	1	-	-	1
Fidelity VIP Freedom 2020 Portfolio - Service Class 2	1	-	-	1
Fidelity VIP Freedom 2025 Portfolio - Service Class 2	-	1	-	1
Fidelity VIP Freedom 2030 Portfolio - Service Class 2	1	-	-	1
Fidelity VIP Freedom 2035 Portfolio - Service Class 2	-	-	-	-
Fidelity VIP Freedom 2040 Portfolio - Service Class 2	-	-	-	-
Fidelity VIP Freedom 2045 Portfolio - Service Class 2	-	-	-	-
Fidelity VIP Freedom 2050 Portfolio - Service Class 2	-	-	-	-
TOPS Managed Risk Balanced ETF Portfolio - Class 2 Shares	-	-	-	-
TOPS Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	4	-	-	4
TOPS Managed Risk Growth ETF Portfolio - Class 2 Shares	2	-	-	2
	$713	$55	$90	$858

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

5. Change in Units Outstanding

The changes in units outstanding for the year ended December 31 were as follows:

2013:	Units Purchased	Units Redeemed	Net Increase (Decrease)
	(in thousands)

Federated Managed Tail Risk Fund II	20	25	(5)
Federated High Income Bond Fund II	13	14	(1)
Federated Prime Money Fund II	196	226	(30)
MFS Research Series - Initial Class Shares	22	32	(10)
MFS Growth Series - Initial Class Shares	27	56	(29)
MFS Total Return Series - Initial Class Shares	14	25	(11)
MFS Research Bond Series - Initial Class Shares	20	23	(3)
MFS Utilities Series - Initial Class Shares	20	45	(25)
MFS Strategic Income Portfolio - Initial Class Shares	12	15	(3)
American Century VP Capital Appreciation Fund - Class I	14	28	(14)
American Century VP International Fund - Class I	30	35	(5)
American Century VP Value Fund - Class I	41	55	(14)
American Century VP Income & Growth Fund - Class I	19	20	(1)
American Century VP Ultra Fund - Class I	15	11	4
American Century VP Mid Cap Value Fund - Class I	6	3	3
American Century VP Inflation Protection Fund - Class II	11	6	5
Dreyfus Appreciation Portfolio- Initial Shares	20	35	(15)
Dreyfus Opportunistic Small Cap Portfolio - Initial Shares	31	60	(29)
Dreyfus Stock Index Fund, Inc. - Initial Shares	82	136	(54)
The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares	4	6	(2)
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares	8	12	(4)
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares	22	32	(10)
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	9	18	(9)
Franklin Global Real Estate Securities Fund - Class 2	29	42	(13)
Franklin Small-Mid Cap Growth Securities Fund - Class 2	10	12	(2)
Templeton Developing Markets Securities Fund - Class 2	31	30	1
Templeton Foreign Securities Fund - Class 2	20	25	(5)
Calamos Growth and Income Portfolio	19	27	(8)
Invesco V.I. American Franchise Fund - Series I Shares	9	20	(11)
Invesco V.I. Technology Fund - Series I Shares	12	29	(17)
Invesco V.I. Core Equity Fund - Series I Shares	23	19	4
Columbia Variable Portfolio - Mid-Cap Growth Opportunity Fund (Class 2)	21	27	(6)
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	13	21	(8)
Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class 2)	26	26	-
Fidelity VIP Contrafund Portfolio - Service Class 2	11	11	-
Fidelity VIP Freedom Income Portfolio - Service Class 2	1	2	(1)
Fidelity VIP Freedom 2010 Portfolio - Service Class 2	10	1	9
Fidelity VIP Freedom 2015 Portfolio - Service Class 2	1	5	(4)
Fidelity VIP Freedom 2020 Portfolio - Service Class 2	4	6	(2)
Fidelity VIP Freedom 2025 Portfolio - Service Class 2	-	-	-
Fidelity VIP Freedom 2030 Portfolio - Service Class 2	2	2	-
Fidelity VIP Freedom 2035 Portfolio - Service Class 2	-	-	-
Fidelity VIP Freedom 2040 Portfolio - Service Class 2	-	-	-
Fidelity VIP Freedom 2045 Portfolio - Service Class 2	1	-	1
Fidelity VIP Freedom 2050 Portfolio - Service Class 2	2	2	-
TOPS Managed Risk Balanced ETF Portfolio - Class 2 Shares	1	2	(1)
TOPS Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	9	5	4
TOPS Managed Risk Growth ETF Portfolio - Class 2 Shares	29	8	21

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

2012:	Units Purchased	Units Redeemed	Net Increase (Decrease)
	(in thousands)

Federated Capital Appreciation Fund II	23	36	(13)
Federated High Income Bond Fund II	11	14	(3)
Federated Prime Money Fund II	161	207	(46)
MFS Research Series	21	35	(14)
MFS Growth Series	36	70	(34)
MFS Total Return Series	17	29	(12)
MFS Research Bond Series	19	19	-
MFS Strategic Income Series	12	9	3
MFS Utilities Series	25	44	(19)
American Century VP Capital Appreciation Fund	26	42	(16)
American Century VP International Fund	33	44	(11)
American Century VP Value Fund	46	68	(22)
American Century VP Income & Growth Fund	16	27	(11)
American Century VP Ultra Fund	12	10	2
American Century VP Mid Cap Value Fund	2	2	-
American Century VP Inflation Protection Fund (Class II)	9	30	(21)
Dreyfus Appreciation Portfolio	21	38	(17)
Dreyfus Opportunistic Small Cap Portfolio	41	73	(32)
Dreyfus Stock Index Fund, Inc.	92	145	(53)
The Dreyfus Socially Responsible Growth Fund, Inc.	4	9	(5)
JPMorgan Insurance Trust U.S. Equity Portfolio	4	16	(12)
JPMorgan Insurance Trust Small Cap Core Portfolio	21	28	(7)
JPMorgan Insurance Trust Mid Cap Value Portfolio	12	16	(4)
Franklin Global Real Estate Securities Fund (Class II)	34	26	8
Franklin Small-Mid Cap Growth Securities Fund (Class II)	10	18	(8)
Templeton Developing Markets Securities Fund (Class II)	21	28	(7)
Templeton Foreign Securities Fund (Class II)	22	30	(8)
Calamos Growth and Income Portfolio	20	30	(10)
Invesco Van Kampen V.I. American Franchise Fund	13	20	(7)
Invesco V.I. Technology Fund (Series I)	18	26	(8)
Invesco V.I. Core Equity Fund (Series I)	17	20	(3)
Columbia Variable Portfolio - Mid-Cap Growth Fund (Class II)	25	37	(12)
Columbia Variable Portfolio - Seligman Global Technology Fund (Class II)	17	25	(8)
Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class II)	13	12	1
Fidelity VIP Contrafund Portfolio	12	15	(3)
Fidelity VIP Freedom Funds - Income	1	6	(5)
Fidelity VIP Freedom Funds - 2010	1	-	1
Fidelity VIP Freedom Funds - 2015	3	6	(3)
Fidelity VIP Freedom Funds - 2020	2	5	(3)
Fidelity VIP Freedom Funds - 2025	-	1	(1)
Fidelity VIP Freedom Funds - 2030	3	3	-
Fidelity VIP Freedom Funds - 2035	1	-	1
Fidelity VIP Freedom Funds - 2040	1	-	1
Fidelity VIP Freedom Funds - 2045	2	2	-
Fidelity VIP Freedom Funds - 2050	2	-	2
TOPS Protected Balanced ETF Portfolio - Class 2	3	-	3
TOPS Protected Moderate Growth ETF Portfolio - Class 2	40	-	40
TOPS Protected Growth ETF Portfolio - Class 2	9	1	8

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

6. Financial Highlights

A summary of unit values and units outstanding for variable annuity contracts, net assets, net investment income ratios, total return ratios, and the expense ratios, excluding expenses of the underlying funds and expenses charged through the redemption of units, for each of the five years in the period ended December 31, 2013 as follows:

						For the Year Ended
	At December 31, 2013					December 31, 2013

		Unit Fair Value			Net	Investment a	Expense Ratio b	Total Return c
	Units	Lowest to			Assets	Income	Lowest to	Lowest to
	(000's)	Highest			(000's)	Ratio	Highest	Highest

Federated Managed Tail Risk Fund II	159	$ 11.28	to	$ 21.33	$ 3,034	0.98%	0.5% to 0.9%	15.41%	to	15.87%
Federated High Income Bond Fund II	73	24.563	to	28.502	1,992	6.80%	0.5% to 0.9%	6.03%	to	6.45%
Federated Prime Money Fund II	148	11.379	to	13.424	1,935	0.00	0.5 to 0.9	-0.90%	to	-0.50%
MFS Research Series - Initial Class Shares	201	17.760	to	31.513	5,903	0.33	0.5 to 0.9	31.10%	to	31.63%
MFS Growth Series - Initial Class Shares	306	17.135	to	34.090	9,778	0.23	0.5 to 0.9	35.63%	to	36.17%
MFS Total Return Series - Initial Class Shares	130	18.453	to	31.877	3,617	1.78	0.5 to 0.9	17.98%	to	18.45%
MFS Research Bond Series - Initial Class Shares	88	18.813	to	22.991	1,946	1.20	0.5 to 0.9	-1.92%	to	-1.53%
MFS Utilities Series - Initial Class Shares	196	27.931	to	61.190	10,099	2.23	0.5 to 0.9	19.44%	to	19.92%
MFS Strategic Income Portfolio - Initial Class Shares	50	20.126	to	20.947	1,049	11.36	0.5 to 0.9	0.59%	to	0.99%
American Century VP Capital Appreciation Fund - Class I	118	22.727	to	30.330	3,404	0.00	0.5 to 0.9	29.75%	to	30.27%
American Century VP International Fund - Class I	181	16.720	to	27.537	4,568	1.68	0.5 to 0.9	21.31%	to	21.80%
American Century VP Value Fund - Class I	285	16.069	to	22.620	5,029	1.66	0.5 to 0.9	30.55%	to	31.07%
American Century VP Income & Growth Fund - Class I	115	11.734	to	17.617	1,420	2.23	0.5 to 0.9	34.60%	to	35.14%
American Century VP Ultra Fund - Class I	58	20.099	to	20.973	1,185	0.51	0.5 to 0.9	35.85%	to	36.39%
American Century VP Mid Cap Value Fund - Class I	12	17.920	to	18.478	215	1.28	0.5 to 0.9	28.95%	to	29.47%
American Century VP Inflation Protection Fund - Class II	39	13.818	to	14.418	542	1.64	0.5 to 0.9	-9.30%	to	-8.94%
Dreyfus Appreciation Portfolio- Initial Shares	200	17.443	to	24.965	4,759	1.95	0.5 to 0.9	20.02%	to	20.50%
Dreyfus Opportunistic Small Cap Portfolio - Initial Shares	297	16.535	to	23.288	6,499	0.00	0.5 to 0.9	47.22%	to	47.81%
Dreyfus Stock Index Fund, Inc. - Initial Shares	751	17.006	to	24.557	17,529	1.84	0.5 to 0.9	30.84%	to	31.37%
The Dreyfus Socially Responsible Growth Fund, Inc. - Initial Shares	25	14.192	to	45.050	925	1.25	0.5 to 0.9	33.14%	to	33.67%
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 Shares	46	16.716	to	26.396	1,108	1.27	0.5 to 0.9	35.00%	to	35.54%
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 Shares	122	22.785	to	33.285	3,458	0.57	0.5 to 0.9	41.02%	to	41.59%
JPMorgan Insurance Trust Mid Cap Value Portfolio - Class 1 Shares	61	29.581	to	30.867	1,834	1.08	0.5 to 0.9	31.12%	to	31.64%
Franklin Global Real Estate Securities Fund - Class 2	118	19.822	to	21.495	2,410	4.41	0.5 to 0.9	1.40%	to	1.81%
Franklin Small-Mid Cap Growth Securities Fund - Class 2	63	12.461	to	18.327	839	0.00	0.5 to 0.9	36.92%	to	37.47%
Templeton Developing Markets Securities Fund - Class 2	78	24.688	to	31.361	2,069	2.03	0.5 to 0.9	-1.81%	to	-1.42%
Templeton Foreign Securities Fund - Class 2	106	19.030	to	37.576	2,990	2.39	0.5 to 0.9	21.87%	to	22.36%
Calamos Growth and Income Portfolio	161	20.391	to	25.440	3,725	1.10	0.5 to 0.9	15.35%	to	15.82%
Invesco V.I. American Franchise Fund - Series I Shares	72	6.696	to	12.003	529	0.42	0.5 to 0.9	38.88%	to	39.44%
Invesco V.I. Technology Fund - Series I Shares	86	4.057	to	11.451	408	0.00	0.5 to 0.9	24.02%	to	24.52%
Invesco V.I. Core Equity Fund - Series I Shares	116	11.383	to	14.862	1,452	1.43	0.5 to 0.9	28.09%	to	28.60%
Columbia Variable Portfolio - Mid-Cap Growth Opportunity Fund (Class 2)	139	10.823	to	15.140	1,627	0.00	0.5 to 0.9	29.71%	to	30.23%
Columbia Variable Portfolio - Seligman Global Technology Fund (Class 2)	105	13.105	to	19.323	1,464	0.00	0.5 to 0.9	24.36%	to	24.85%
Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class 2)	70	28.835	to	30.089	2,062	0.00	0.5 to 0.9	46.89%	to	47.48%
Fidelity VIP Contrafund Portfolio - Service Class 2	55	14.105	to	14.486	783	0.86	0.5 to 0.9	29.78%	to	30.30%
Fidelity VIP Freedom Income Portfolio - Service Class 2	5	12.073	to	12.399	56	1.19	0.5 to 0.9	4.27%	to	4.68%
Fidelity VIP Freedom 2010 Portfolio - Service Class 2	11	12.814	to	13.161	138	1.72	0.5 to 0.9	12.18%	to	12.63%
Fidelity VIP Freedom 2015 Portfolio - Service Class 2	4	12.734	to	13.079	45	0.82	0.5 to 0.9	13.08%	to	13.54%
Fidelity VIP Freedom 2020 Portfolio - Service Class 2	11	12.492	to	12.830	138	1.47	0.5 to 0.9	14.60%	to	15.06%
Fidelity VIP Freedom 2025 Portfolio - Service Class 2	10	12.945	to	13.295	128	1.65	0.5 to 0.9	18.64%	to	19.12%
Fidelity VIP Freedom 2030 Portfolio - Service Class 2	12	12.545	to	12.885	156	1.59	0.5 to 0.9	20.32%	to	20.80%
Fidelity VIP Freedom 2035 Portfolio - Service Class 2	1	14.530	to	14.744	19	1.60	0.5 to 0.9	23.38%	to	23.88%
Fidelity VIP Freedom 2040 Portfolio - Service Class 2	1	14.590	to	14.806	12	1.64	0.5 to 0.9	23.87%	to	24.36%
Fidelity VIP Freedom 2045 Portfolio - Service Class 2	1	14.681	to	14.898	9	1.77	0.5 to 0.9	24.64%	to	25.14%
Fidelity VIP Freedom 2050 Portfolio - Service Class 2	2	14.709	to	14.926	34	1.42	0.5 to 0.9	25.00%	to	25.50%
TOPS Managed Risk Balanced ETF Portfolio - Class 2 Shares	2	10.938	to	11.011	19	0.84	0.5 to 0.9	6.96%	to	7.39%
TOPS Managed Risk Moderate Growth ETF Portfolio - Class 2 Shares	44	11.382	to	11.458	501	0.81	0.5 to 0.9	11.39%	to	11.83%
TOPS Managed Risk Growth ETF Portfolio - Class 2 Shares	29	11.706	to	11.784	344	1.13	0.5 to 0.9	14.92%	to	15.38%

a   The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets.  These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units.  The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

b  These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

c  These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

						For the Year Ended
	At December 31, 2012					December 31, 2012

		Unit Fair Value			Net	Investment a	Expense Ratio b	Total Return c
	Units	Lowest to			Assets	Income	Lowest to	Lowest to
	(000's)	Highest			(000's)	Ratio	Highest	Highest

Federated Capital Appreciation Fund II	164	$ 9.735	to	$ 18.483	$ 2,717	0.55%	0.5% to 0.9%	9.18%	to	9.62%
Federated High Income Bond Fund II	74	23.074	to	26.881	1,904	7.47	0.5 to 0.9	13.66%	to	14.12%
Federated Prime Money Fund II	178	11.436	to	13.545	2,316	0.00	0.5 to 0.9	-0.90%	to	-0.50%
MFS Research Series	211	13.493	to	24.037	4,735	0.79	0.5 to 0.9	16.22%	to	16.68%
MFS Growth Series	335	12.584	to	25.136	7,839	0.00	0.5 to 0.9	16.33%	to	16.80%
MFS Total Return Series	141	15.578	to	27.019	3,345	2.74	0.5 to 0.9	10.25%	to	10.70%
MFS Research Bond Series	91	19.105	to	23.441	2,048	2.70	0.5 to 0.9	6.38%	to	6.81%
MFS Strategic Income Series	53	19.928	to	20.824	1,091	5.68	0.5 to 0.9	9.87%	to	10.31%
MFS Utilities Series	221	23.292	to	51.232	9,433	6.68	0.5 to 0.9	12.46%	to	12.91%
American Century VP Capital Appreciation Fund	132	17.446	to	23.311	2,941	0.00	0.5 to 0.9	14.96%	to	15.42%
American Century VP International Fund	186	13.727	to	22.699	3,843	0.85	0.5 to 0.9	20.07%	to	20.55%
American Century VP Value Fund	299	12.309	to	17.258	4,025	1.92	0.5 to 0.9	13.54%	to	14.00%
American Century VP Income & Growth Fund	116	8.717	to	13.036	1,069	2.10	0.5 to 0.9	13.71%	to	14.17%
American Century VP Ultra Fund	54	14.795	to	15.377	815	0.00	0.5 to 0.9	12.90%	to	13.35%
American Century VP Mid Cap Value Fund	9	13.897	to	14.273	119	2.02	0.5 to 0.9	15.28%	to	15.74%
American Century VP Inflation Protection Fund (Class II)	34	15.234	to	15.833	532	2.18	0.5 to 0.9	6.42%	to	6.85%
Dreyfus Appreciation Portfolio	215	14.475	to	20.801	4,281	3.65	0.5 to 0.9	9.44%	to	9.88%
Dreyfus Opportunistic Small Cap Portfolio	326	11.187	to	15.819	4,857	0.00	0.5 to 0.9	19.48%	to	19.96%
Dreyfus Stock Index Fund, Inc.	805	12.945	to	18.768	14,313	2.04	0.5 to 0.9	14.70%	to	15.16%
The Dreyfus Socially Responsible Growth Fund, Inc.	27	10.617	to	33.744	757	0.83	0.5 to 0.9	10.97%	to	11.41%
JPMorgan Insurance Trust U.S. Equity Portfolio	50	12.333	to	19.499	884	1.54	0.5 to 0.9	16.59%	to	17.06%
JPMorgan Insurance Trust Small Cap Core Portfolio	132	16.093	to	23.538	2,609	0.20	0.5 to 0.9	18.65%	to	19.13%
JPMorgan Insurance Trust Mid Cap Value Portfolio	70	22.561	to	23.448	1,610	1.05	0.5 to 0.9	19.29%	to	19.77%
Franklin Global Real Estate Securities Fund (Class II)	131	19.470	to	21.140	2,639	0.00	0.5 to 0.9	26.26%	to	26.77%
Franklin Small-Mid Cap Growth Securities Fund (Class II)	65	9.101	to	13.332	634	0.00	0.5 to 0.9	9.85%	to	10.30%
Templeton Developing Markets Securities Fund (Class II)	77	25.143	to	31.812	2,076	1.40	0.5 to 0.9	12.14%	to	12.59%
Templeton Foreign Securities Fund (Class II)	111	15.553	to	30.749	2,535	3.06	0.5 to 0.9	17.17%	to	17.64%
Calamos Growth and Income Portfolio	169	17.606	to	21.993	3,396	2.01	0.5 to 0.9	7.45%	to	7.89%
Invesco Van Kampen V.I. American Franchise Fund	83	4.821	to	8.608	450	0.00	0.5 to 0.9	11.55%	to	12.00%
Invesco V.I. Technology Fund (Series I)	103	3.271	to	9.197	413	0.00	0.5 to 0.9	10.28%	to	10.72%
Invesco V.I. Core Equity Fund (Series I)	112	8.887	to	11.557	1,098	0.97	0.5 to 0.9	12.86%	to	13.31%
Columbia Variable Portfolio - Mid-Cap Growth Fund (Class II)	147	8.344	to	11.626	1,320	0.00	0.5 to 0.9	10.21%	to	10.66%
Columbia Variable Portfolio - Seligman Global Technology Fund (Class II)	111	10.538	to	15.477	1,257	0.00	0.5 to 0.9	6.07%	to	6.49%
Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class II)	70	19.630	to	20.402	1,395	0.00	0.5 to 0.9	16.65%	to	17.12%
Fidelity VIP Contrafund Portfolio	55	10.868	to	11.118	599	1.12	0.5 to 0.9	15.09%	to	15.56%
Fidelity VIP Freedom Funds - Income	6	11.579	to	11.844	65	0.71	0.5 to 0.9	5.30%	to	5.73%
Fidelity VIP Freedom Funds - 2010	2	11.423	to	11.685	18	1.81	0.5 to 0.9	10.58%	to	11.02%
Fidelity VIP Freedom Funds - 2015	8	11.261	to	11.519	92	1.36	0.5 to 0.9	10.90%	to	11.34%
Fidelity VIP Freedom Funds - 2020	13	10.901	to	11.151	140	1.48	0.5 to 0.9	12.05%	to	12.50%
Fidelity VIP Freedom Funds - 2025	10	10.911	to	11.162	111	1.62	0.5 to 0.9	13.76%	to	14.22%
Fidelity VIP Freedom Funds - 2030	12	10.427	to	10.666	130	1.92	0.5 to 0.9	14.14%	to	14.60%
Fidelity VIP Freedom Funds - 2035	1	11.776	to	11.902	14	4.37	0.5 to 0.9	15.56%	to	16.03%
Fidelity VIP Freedom Funds - 2040	1	11.779	to	11.905	7	16.76	0.5 to 0.9	15.59%	to	16.06%
Fidelity VIP Freedom Funds - 2045	-	11.779	to	11.905	5	2.23	0.5 to 0.9	15.96%	to	16.43%
Fidelity VIP Freedom Funds - 2050	2	11.767	to	11.893	21	3.04	0.5 to 0.9	16.32%	to	16.79%
TOPS Protected Balanced ETF Portfolio - Class 2 d	3	10.226	to	10.253	31	0.14	0.5 to 0.9	2.26%	to	2.53%
TOPS Protected Moderate Growth ETF Portfolio - Class 2 d	40	10.219	to	10.246	404	0.05	0.5 to 0.9	2.19%	to	2.46%
TOPS Protected Growth ETF Portfolio - Class 2 d	8	10.186	to	10.213	82	0.06	0.5 to 0.9	1.86%	to	2.13%

a   The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets.  These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units.  The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

b  These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

c  These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

d This portfolio was added effective May 1, 2012.

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

						For the Year Ended
	At December 31, 2011					December 31, 2011

		Unit Fair Value			Net	Investment a	Expense Ratio b	Total Return c
	Units	Lowest to			Assets	Income	Lowest to	Lowest to
	(000's)	Highest			(000's)	Ratio	Highest	Highest

Federated Capital Appreciation Fund II	177	$ 8.880	to	$ 16.929	$ 2,676	0.72%	0.5% to 0.9%	-6.14%	to	-5.76%
Federated High Income Bond Fund II	77	20.219	to	23.649	1,728	8.87	0.5 to 0.9	4.23%	to	4.64%
Federated Prime Money Fund II	224	11.493	to	13.668	2,939	0.00	0.5 to 0.9	-0.89%	to	-0.50%
MFS Research Series	225	11.564	to	20.683	4,361	0.86	0.5 to 0.9	-1.34%	to	-0.95%
MFS Growth Series	369	10.774	to	21.607	7,454	0.19	0.5 to 0.9	-1.22%	to	-0.82%
MFS Total Return Series	153	14.072	to	24.506	3,322	2.61	0.5 to 0.9	0.86%	to	1.27%
MFS Research Bond Series	91	17.886	to	22.035	1,918	2.59	0.5 to 0.9	5.79%	to	6.22%
MFS Strategic Income Series	50	18.066	to	18.954	941	5.17	0.5 to 0.9	3.80%	to	4.22%
MFS Utilities Series	240	20.628	to	45.555	9,181	3.20	0.5 to 0.9	5.83%	to	6.25%
American Century VP Capital Appreciation Fund	148	15.116	to	20.222	2,864	0.00	0.5 to 0.9	-7.34%	to	-6.97%
American Century VP International Fund	197	11.387	to	18.905	3,388	1.39	0.5 to 0.9	-12.83%	to	-12.48%
American Century VP Value Fund	321	10.841	to	15.138	3,788	2.04	0.5 to 0.9	0.11%	to	0.51%
American Century VP Income & Growth Fund	127	7.666	to	11.418	1,030	1.58	0.5 to 0.9	2.19%	to	2.60%
American Century VP Ultra Fund	52	13.105	to	13.566	698	0.00	0.5 to 0.9	0.16%	to	0.56%
American Century VP Mid Cap Value Fund	9	12.055	to	12.331	108	1.36	0.5 to 0.9	-1.58%	to	-1.19%
American Century VP Inflation Protection Fund (Class II)	55	14.315	to	14.818	792	4.06	0.5 to 0.9	10.75%	to	11.19%
Dreyfus Appreciation Portfolio	232	13.174	to	19.008	4,210	1.67	0.5 to 0.9	8.04%	to	8.47%
Dreyfus Opportunistic Small Cap Portfolio	358	9.326	to	13.240	4,475	0.40	0.5 to 0.9	-14.62%	to	-14.27%
Dreyfus Stock Index Fund, Inc.	858	11.241	to	16.363	13,323	1.83	0.5 to 0.9	0.97%	to	1.37%
The Dreyfus Socially Responsible Growth Fund, Inc.	32	9.530	to	30.325	806	0.90	0.5 to 0.9	0.00%	to	0.40%
JPMorgan Insurance Trust U.S. Equity Portfolio	62	10.536	to	16.679	921	1.20	0.5 to 0.9	-2.74%	to	-2.36%
JPMorgan Insurance Trust Small Cap Core Portfolio	139	13.509	to	19.784	2,311	0.12	0.5 to 0.9	-5.62%	to	-5.25%
JPMorgan Insurance Trust Mid Cap Value Portfolio	74	18.913	to	19.577	1,411	1.31	0.5 to 0.9	1.25%	to	1.65%
Franklin Global Real Estate Securities Fund (Class II)	123	15.358	to	16.696	1,969	7.86	0.5 to 0.9	-6.50%	to	-6.12%
Franklin Small-Mid Cap Growth Securities Fund (Class II)	73	8.285	to	12.088	646	0.00	0.5 to 0.9	-5.68%	to	-5.30%
Templeton Developing Markets Securities Fund (Class II)	84	22.421	to	28.253	2,008	0.96	0.5 to 0.9	-16.61%	to	-16.27%
Templeton Foreign Securities Fund (Class II)	119	13.220	to	26.171	2,373	1.73	0.5 to 0.9	-11.43%	to	-11.08%
Calamos Growth and Income Portfolio	179	16.319	to	20.411	3,359	1.48	0.5 to 0.9	-2.75%	to	-2.36%
Invesco V.I. Capital Appreciation Fund (Series I)	90	4.322	to	7.686	436	0.15	0.5 to 0.9	-8.73%	to	-8.37%
Invesco V.I. Technology Fund (Series I)	111	2.966	to	8.306	400	0.17	0.5 to 0.9	-5.90%	to	-5.53%
Invesco V.I. Core Equity Fund (Series I)	115	7.875	to	10.199	995	0.98	0.5 to 0.9	-0.96%	to	-0.56%
Columbia Variable Portfolio - Mid-Cap Growth Fund (Class II)	159	7.571	to	10.506	1,280	0.00	0.5 to 0.9	-6.13%	to	-5.75%
Columbia Variable Portfolio - Seligman Global Technology Fund (Class II)	119	9.936	to	14.533	1,269	0.00	0.5 to 0.9	-5.36%	to	-4.98%
Columbia Variable Portfolio - Select Smaller-Cap Value Fund (Class II)	69	16.828	to	17.419	1,177	0.00	0.5 to 0.9	-9.84%	to	-9.48%
Fidelity VIP Contrafund Portfolio	58	9.443	to	9.621	549	0.89	0.5 to 0.9	-3.65%	to	-3.27%
Fidelity VIP Freedom Funds - Income	11	10.996	to	11.203	120	1.51	0.5 to 0.9	0.48%	to	0.88%
Fidelity VIP Freedom Funds - 2010	1	10.330	to	10.525	15	1.81	0.5 to 0.9	-1.32%	to	-0.92%
Fidelity VIP Freedom Funds - 2015	11	10.154	to	10.346	112	2.07	0.5 to 0.9	-1.41%	to	-1.01%
Fidelity VIP Freedom Funds - 2020	16	9.728	to	9.912	154	1.96	0.5 to 0.9	-2.12%	to	-1.73%
Fidelity VIP Freedom Funds - 2025	11	9.591	to	9.772	109	1.83	0.5 to 0.9	-3.22%	to	-2.83%
Fidelity VIP Freedom Funds - 2030	12	9.135	to	9.307	112	2.07	0.5 to 0.9	-3.70%	to	-3.31%
Fidelity VIP Freedom Funds - 2035	-	10.190	to	10.258	4	-	0.5 to 0.9	-5.10%	to	-4.72%
Fidelity VIP Freedom Funds - 2040	-	10.190	to	10.258	-	-	0.5 to 0.9	-5.17%	to	-4.79%
Fidelity VIP Freedom Funds - 2045	-	10.157	to	10.225	3	2.28	0.5 to 0.9	-5.49%	to	-5.12%
Fidelity VIP Freedom Funds - 2050	-	10.116	to	10.184	3	1.93	0.5 to 0.9	-6.00%	to	-5.63%

a   The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets.  These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units.  The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

b  These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

c  These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

						For the Year Ended
	At December 31, 2010					December 31, 2010

		Unit Fair Value			Net	Investment a	Expense Ratio b	Total Return c
	Units	Lowest to			Assets	Income	Lowest to	Lowest to
	(000's)	Highest			(000's)	Ratio	Highest	Highest

Federated Capital Appreciation Fund II	187	$ 9.423	to	$ 18.036	$ 3,014	1.99%	0.5% to 0.9%	12.02%	to	12.47%
Federated High Income Bond Fund II	82	19.321	to	22.690	1,774	7.88	0.5 to 0.9	13.70%	to	14.16%
Federated Prime Money Fund II	230	11.551	to	13.791	3,010	0.00	0.5 to 0.9	-0.89%	to	-0.50%
MFS Research Series	246	11.674	to	20.964	4,839	0.92	0.5 to 0.9	14.86%	to	15.32%
MFS Growth Series	398	10.863	to	21.873	8,118	0.12	0.5 to 0.9	14.30%	to	14.76%
MFS Total Return Series	165	13.897	to	24.297	3,544	2.75	0.5 to 0.9	8.94%	to	9.38%
MFS Research Bond Series	108	16.840	to	20.828	2,136	3.00	0.5 to 0.9	6.50%	to	6.93%
MFS Strategic Income Series	60	17.335	to	18.260	1,088	4.28	0.5 to 0.9	9.12%	to	9.56%
MFS Utilities Series	261	19.414	to	43.045	9,419	3.27	0.5 to 0.9	12.79%	to	13.24%
American Century VP Capital Appreciation Fund	162	16.248	to	21.786	3,410	0.00	0.5 to 0.9	30.12%	to	30.64%
American Century VP International Fund	199	13.011	to	21.686	3,900	2.32	0.5 to 0.9	12.28%	to	12.73%
American Century VP Value Fund	341	10.829	to	15.061	4,004	2.23	0.5 to 0.9	12.41%	to	12.86%
American Century VP Income & Growth Fund	131	7.502	to	11.129	1,036	1.51	0.5 to 0.9	13.12%	to	13.58%
American Century VP Ultra Fund	55	13.084	to	13.490	729	0.51	0.5 to 0.9	15.04%	to	15.51%
American Century VP Mid Cap Value Fund	8	12.248	to	12.479	104	2.45	0.5 to 0.9	18.18%	to	18.66%
American Century VP Inflation Protection Fund (Class II)	42	12.926	to	13.327	545	1.65	0.5 to 0.9	4.18%	to	4.60%
Dreyfus Appreciation Portfolio	246	12.146	to	17.594	4,153	2.16	0.5 to 0.9	14.28%	to	14.74%
Dreyfus Opportunistic Small Cap Portfolio	379	10.878	to	15.506	5,555	0.73	0.5 to 0.9	29.97%	to	30.49%
Dreyfus Stock Index Fund, Inc.	906	11.089	to	16.206	13,934	1.82	0.5 to 0.9	13.81%	to	14.27%
The Dreyfus Socially Responsible Growth Fund, Inc.	33	9.492	to	30.242	836	0.86	0.5 to 0.9	13.79%	to	14.24%
JPMorgan Insurance Trust U.S. Equity Portfolio	63	10.790	to	17.103	967	0.93	0.5 to 0.9	12.56%	to	13.01%
JPMorgan Insurance Trust Small Cap Core Portfolio	135	14.257	to	20.905	2,391	0.00	0.5 to 0.9	25.99%	to	26.49%
JPMorgan Insurance Trust Mid Cap Value Portfolio	80	18.679	to	19.259	1,501	1.17	0.5 to 0.9	22.35%	to	22.84%
Franklin Global Real Estate Securities Fund (Class II)	129	16.360	to	17.807	2,201	2.75	0.5 to 0.9	19.89%	to	20.37%
Franklin Small-Mid Cap Growth Securities Fund (Class II)	64	8.784	to	12.765	598	0.00	0.5 to 0.9	26.48%	to	26.99%
Templeton Developing Markets Securities Fund (Class II)	84	26.886	to	33.745	2,394	1.63	0.5 to 0.9	16.53%	to	17.00%
Templeton Foreign Securities Fund (Class II)	117	14.867	to	29.468	2,661	1.91	0.5 to 0.9	7.43%	to	7.87%
Calamos Growth and Income Portfolio	182	16.714	to	20.931	3,529	2.04	0.5 to 0.9	10.59%	to	11.03%
Invesco V.I. Capital Appreciation Fund (Series I)	89	4.735	to	8.388	470	0.75	0.5 to 0.9	14.45%	to	14.91%
Invesco V.I. Technology Fund (Series I)	98	3.152	to	8.792	371	0.00	0.5 to 0.9	20.22%	to	20.70%
Invesco V.I. Core Equity Fund (Series I)	123	7.951	to	10.257	1,071	0.98	0.5 to 0.9	8.57%	to	9.01%
Seligman Capital Portfolio (Class II)	162	8.065	to	11.148	1,395	0.00	0.5 to 0.9	26.92%	to	27.42%
Seligman Communications and Information Portfolio (Class II)	129	10.498	to	15.295	1,437	0.00	0.5 to 0.9	13.76%	to	14.22%
Seligman Smaller-Cap Value Portfolio (Class II)	61	18.665	to	19.244	1,148	0.00	0.5 to 0.9	27.05%	to	27.56%
Fidelity VIP Contrafund Portfolio	43	9.801	to	9.946	427	1.22	0.5 to 0.9	15.88%	to	16.34%
Fidelity VIP Freedom Funds - Income	21	10.943	to	11.105	226	3.09	0.5 to 0.9	6.29%	to	6.72%
Fidelity VIP Freedom Funds - 2010	2	10.468	to	10.623	16	2.66	0.5 to 0.9	11.54%	to	11.98%
Fidelity VIP Freedom Funds - 2015	8	10.299	to	10.452	87	2.58	0.5 to 0.9	11.78%	to	12.22%
Fidelity VIP Freedom Funds - 2020	15	9.940	to	10.087	154	1.97	0.5 to 0.9	13.30%	to	13.76%
Fidelity VIP Freedom Funds - 2025	11	9.910	to	10.057	115	2.06	0.5 to 0.9	14.44%	to	14.89%
Fidelity VIP Freedom Funds - 2030	10	9.485	to	9.626	96	1.93	0.5 to 0.9	14.85%	to	15.31%
Fidelity VIP Freedom Funds - 2035 d	-	10.738	to	10.767	-	0.00	0.5 to 0.9	7.38%	to	7.67%
Fidelity VIP Freedom Funds - 2040 d	-	10.745	to	10.774	-	0.00	0.5 to 0.9	7.45%	to	7.74%
Fidelity VIP Freedom Funds - 2045 d	-	10.748	to	10.777	2	1.58	0.5 to 0.9	7.48%	to	7.77%
Fidelity VIP Freedom Funds - 2050 d	-	10.762	to	10.791	2	1.46	0.5 to 0.9	7.62%	to	7.91%

a   The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets.  These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units.  The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

b  These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

c  These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

d This fund was added effective May 1, 2010.

Kansas City Life Variable Life Separate Account
Notes to Financial Statements (continued)

						For the Year Ended
	At December 31, 2009					December 31, 2009

		Unit Fair Value			Net	Investment a	Expense Ratio b	Total Return c
	Units	Lowest to			Assets	Income	Lowest to	Lowest to
	(000's)	Highest			(000's)	Ratio	Highest	Highest

Federated Clover Value Fund II	199	$ 8.379	to	$ 16.101	$ 2,878	2.65%	0.5% to 0.9%	13.69%	to	14.14%
Federated High Income Bond Fund II	82	16.925	to	19.956	1,558	11.09	0.5 to 0.9	51.48%	to	52.09%
Federated Prime Money Fund II	239	11.608	to	13.916	3,170	0.48	0.5 to 0.9	-0.45%	to	-0.05%
MFS Research Series	260	10.123	to	18.252	4,476	1.44	0.5 to 0.9	29.38%	to	29.89%
MFS Growth Series	441	9.466	to	19.136	7,890	0.31	0.5 to 0.9	36.44%	to	36.99%
MFS Total Return Series	177	12.705	to	22.302	3,520	3.78	0.5 to 0.9	16.97%	to	17.44%
MFS Research Bond Series	100	15.748	to	19.557	1,868	4.20	0.5 to 0.9	15.12%	to	15.58%
MFS Strategic Income Series	46	15.822	to	16.734	762	9.63	0.5 to 0.9	23.14%	to	23.63%
MFS Utilities Series	293	17.144	to	38.165	9,416	4.89	0.5 to 0.9	32.02%	to	32.55%
American Century VP Capital Appreciation Fund	165	12.438	to	16.744	2,661	0.82	0.5 to 0.9	35.85%	to	36.39%
American Century VP International Fund	211	11.542	to	19.315	3,708	2.02	0.5 to 0.9	32.57%	to	33.10%
American Century VP Value Fund	339	9.634	to	13.345	3,518	5.53	0.5 to 0.9	18.79%	to	19.27%
American Century VP Income & Growth Fund	144	6.632	to	9.798	1,005	4.88	0.5 to 0.9	17.04%	to	17.51%
American Century VP Ultra Fund	53	11.373	to	11.679	606	0.27	0.5 to 0.9	33.28%	to	33.81%
American Century VP Mid Cap Value Fund	6	10.364	to	10.517	61	3.81	0.5 to 0.9	28.78%	to	29.30%
American Century VP Inflation Protection Fund (Class II)	38	12.408	to	12.741	481	1.73	0.5 to 0.9	9.24%	to	9.68%
Dreyfus Appreciation Portfolio	260	10.585	to	15.395	3,846	2.66	0.5 to 0.9	21.46%	to	21.95%
Dreyfus Developing Leaders Portfolio	413	8.336	to	11.930	4,683	1.64	0.5 to 0.9	24.91%	to	25.41%
Dreyfus Stock Index Fund, Inc.	961	9.705	to	14.240	13,016	2.07	0.5 to 0.9	25.20%	to	25.70%
The Dreyfus Socially Responsible Growth Fund, Inc.	35	8.308	to	26.505	765	0.96	0.5 to 0.9	32.56%	to	33.09%
JPMorgan Insurance Trust U.S. Equity Portfolio	69	9.548	to	15.153	943	2.29	0.5 to 0.9	31.23%	to	31.76%
JPMorgan Insurance Trust Small Cap Core Portfolio	139	11.271	to	16.547	1,953	0.78	0.5 to 0.9	21.48%	to	21.97%
JPMorgan Insurance Trust Mid Cap Value Portfolio	80	15.267	to	15.678	1,234	2.27	0.5 to 0.9	25.48%	to	25.99%
Franklin Global Real Estate Securities Fund (Class II)	130	13.592	to	14.813	1,839	12.77	0.5 to 0.9	18.02%	to	18.49%
Franklin Small-Mid Cap Growth Securities Fund (Class II)	66	6.945	to	10.052	488	0.00	0.5 to 0.9	42.29%	to	42.86%
Templeton Developing Markets Securities Fund (Class II)	109	23.072	to	28.843	2,631	3.90	0.5 to 0.9	71.05%	to	71.73%
Templeton Foreign Securities Fund (Class II)	114	13.783	to	27.353	2,426	3.24	0.5 to 0.9	35.82%	to	36.36%
Calamos Growth and Income Portfolio	220	15.053	to	18.875	3,863	2.81	0.5 to 0.9	38.17%	to	38.73%
AIM V.I. Capital Appreciation Fund (Series I)	92	4.137	to	7.299	420	0.64	0.5 to 0.9	19.99%	to	20.47%
AIM V.I. Technology Fund (Series I)	122	2.622	to	7.284	388	0.00	0.5 to 0.9	55.99%	to	56.61%
AIM V.I. Core Equity Fund (Series I)	127	7.323	to	9.409	1,010	1.86	0.5 to 0.9	27.15%	to	27.66%
Seligman Capital Portfolio (Class II)	158	6.355	to	8.749	1,071	0.00	0.5 to 0.9	47.12%	to	47.71%
Seligman Communications and Information Portfolio (Class II)	140	9.228	to	13.391	1,371	0.00	0.5 to 0.9	57.95%	to	58.59%
Seligman Smaller-Cap Value Portfolio (Class II)	59	14.691	to	15.086	878	0.00	0.5 to 0.9	33.88%	to	34.42%
Fidelity VIP Contrafund Portfolio	33	8.458	to	8.549	279	1.32	0.5 to 0.9	34.26%	to	34.79%
Fidelity VIP Freedom Funds - Income	4	10.295	to	10.406	38	7.35	0.5 to 0.9	13.61%	to	14.07%
Fidelity VIP Freedom Funds - 2010	2	9.385	to	9.486	15	4.46	0.5 to 0.9	22.84%	to	23.34%
Fidelity VIP Freedom Funds - 2015	5	9.214	to	9.313	46	2.79	0.5 to 0.9	23.90%	to	24.40%
Fidelity VIP Freedom Funds - 2020	17	8.772	to	8.867	151	3.51	0.5 to 0.9	27.40%	to	27.91%
Fidelity VIP Freedom Funds - 2025	12	8.660	to	8.753	102	7.11	0.5 to 0.9	28.63%	to	29.15%
Fidelity VIP Freedom Funds - 2030	8	8.259	to	8.347	67	2.20	0.5 to 0.9	30.00%	to	30.52%

a   The investment income ratio represents the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average daily net assets.  These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units.  The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

b  These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

c  These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

Report of Independent Registered Public Accounting Firm

The Contract Owners
Kansas City Life Variable Universal Life Separate Account
and
The Board of Directors and Stockholders
Kansas City Life Insurance Company:

We have audited the accompanying statement of net assets of Kansas City Life Variable Universal Life Separate Account (the Account), including individual subaccounts as listed in note 1 to the financial statements, as of December 31, 2013, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody for the benefit of the Account were confirmed to us by the custodians of the underlying subaccounts. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the subaccounts of Kansas City Life Variable Universal Life Separate Account as of December 31, 2013, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods stated above, in conformity with U.S. generally accepted accounting principles.

/s/KPMG LLP

Kansas City, Missouri
April 21, 2014

PART C

OTHER INFORMATION

Item 26.  Exhibits

(a)  Board of Directors Resolutions.

Resolution of the Board of Directors of Kansas City Life Insurance Company establishing the Kansas City Life Variable Life Separate Account. (1)

(b)  Custodian Agreements.

Not Applicable.

(c)  Underwriting Contracts.

(1)	Distribution Agreement between Kansas City Life Insurance Company and Sunset Financial Services, Inc. (9)

(2)	Amendment to Distribution Agreement between Kansas City Life Insurance Company and Sunset Financial Services, Inc. (9)

(d)  Contracts.

(1)	Specimen Contract Form.

(a)  GLP Contract Form. (7)

(b)  CVAT Contract Form. (7)

(2)	Additional Life Insurance Rider. (4)

(3)	Guaranteed Minimum Death Benefit Rider. (7)

(4)	Other Insured Term Insurance Rider. (4)

(5)	Temporary Life Insurance Agreement. (2)

(6)	Disability Continuance of Insurance Rider. (2)

(7)	Disability Premium Benefit Rider. (2)

(8)	Accidental Death Benefit Rider. (2)

(9)	Option to Increase Specified Amount Rider. (2)

(10)	Spouse's Term Insurance Rider. (7)

(11)	Children’s Term Insurance Rider. (7)

(12)	Accelerated Death Benefit/Living Benefits Rider. (3)

(13)	Lifetime Guaranteed Minimum Death Benefit Rider. (7)

(14)	Monthly Benefit Rider. (7)

(15)	Acceleration of Death Proceeds/Enhanced Living Benefits Rider. (5)

(16)	Accelerated Death Benefit/Terminal Illness Rider. (7)

(17)	Designation of Death Benefit Payout Endorsement. (13)

1

(e)  Applications.

Application Form. (1)

(f)  Depositor’s Certificate of Incorporation and By-Laws.

(1)	Articles of Incorporation of Bankers Life Association of Kansas City. (1)

(2)	Restated Articles of Incorporation of Kansas City Life Insurance Company. (1)

(3)	By-Laws of Kansas City Life Insurance Company. (1)

(g)  Reinsurance Contracts.

Not Applicable.

(h)  Participation Agreements.

(1)	Participation Agreement between AIM Variable Insurance Funds, Inc., A I M Distributors Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (9)

a.	Amendment to Participation Agreement between AIM Variable Insurance Funds, Inc., A I M Distributors Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (9)

b.	Amendment to Participation Agreement between AIM Variable Insurance Funds, Inc., A I M Distributors Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (9)

(2)	Participation Agreement between Kansas City Life Insurance Company, TCI Portfolios, Inc., and Investors Research Corporation. (9)

a.	Amendment to Participation Agreement between Kansas City Life Insurance Company, TCI Portfolios, Inc., and Investors Research Corporation. (9)

b.	Amendment to Participation Agreement between Kansas City Life Insurance Company, TCI Portfolios, Inc., and Investors Research Corporation. (9)

c.	Amendment to Participation Agreement between Kansas City Life Insurance Company, TCI Portfolios, Inc., and Investors Research Corporation. (9)

d.	Novation Agreement between American Century Investment Services, Inc., American Century Services, LLC., and Kansas City Life Insurance Company. (10)

(3)	Amended and Restated Participation Agreement between Calmos Advisors Trust, Calamos Asset Management, Inc., Calamos Financial Services, Inc., and Kansas City Life Insurance Company. (9)

a.	Amendment to Amended and Restated Participation Agreement between Calmos Advisors Trust, Calamos Asset Management, Inc., Calamos Financial Services, Inc., and Kansas City Life Insurance Company. (9)

(4)
Participation Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund). (9)

a.
Amendment to Participation Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund). (9)

b.
Amendment to Fund Participation Agreement between Kansas City Life Insurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund). (11)

2

(5)	Participation Agreement between Federated Securities Corp., Federated Insurance Series, and Kansas City Life Insurance Company. (10)

a.	Amendment to Participation Agreement between Federated Securities Corp., Federated Insurance Series, and Kansas City Life Insurance Company. (10)

(6)	Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (9)

a.	Amendment to Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (9)

b.	Amendment to Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (9)

c.	Amendment to Participation Agreement between Variable Insurance Products Funds, Fidelity Distributors Corporation, and Kansas City Life Insurance Company. (10)

(7)
Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (10)

a.
Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (11)

b.
Amendment to Participation Agreement between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Kansas City Life Insurance Company, and Sunset Financial Services, Inc. (14)

(8)
Participation Agreement between Kansas City Life Insurance Company, JPMorgan Insurance Trust, JPMorgan Investment Advisors Inc., J. P. Morgan Investment Management Inc., and JPMorgan Funds Management, Inc. (9)

(9)	Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (9)

a.	Amendment to Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (9)

b.	Amendment to Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (9)

c.	Amendment to Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (9)

d.	Amendment to Participation Agreement between MFS Variable Insurance Trust, Kansas City Life Insurance Company, and Massachusetts Financial Services Company. (9)

(10)	Participation Agreement between Seligman Portfolios, Inc., Seligman Advisors, Inc., and Kansas City Life Insurance Company. (9)

a.	Amendment to Participation Agreement between Seligman Portfolios, Inc., Seligman Advisors, Inc., and Kansas City Life Insurance Company. (9)

b.	Amendment to Participation Agreement between Seligman Portfolios, Inc., Seligman Advisors, Inc., and Kansas City Life Insurance Company. (9)

c.
Assignment and Assumption Agreement between Kansas City Life Insurance Company (“Kansas City Life”), Seligman Portfolios, Inc., Columbia Management Investment Advisers, LLC (formerly named RiverSource Investments, LLC, and successor to Seligman Advisors, Inc.) (“Columbia”), and Columbia Funds Variable Insurance Trust. (11)

d.	Assignment and Assumption Agreement between Kansas City Life Insurance Company (“Kansas City Life”), Columbia Management Investment Advisers, LLC (formerly named RiverSource Investments, LLC,

3

and successor to Seligman Advisors, Inc.) (“Columbia”), Seligman Portfolios, Inc. and RiverSource Variable Series Trust. (11)

(11)	Participation Agreement between Northern Lights Variable Trust and Kansas City Life Insurance Company. (12)

(i)  Administrative Contracts.

(1)	Administrative Services Agreement between Kansas City Life Insurance Company and A I M Advisors, Inc. (9)

(2)	Administrative Services Agreement between Calamos Asset Management, Inc. and Kansas City Life Insurance Company. (9)

(3)	Administrative Agreement between Federated Securities Corp. and Kansas City Life Insurance Company. (9)

(j)  Other Material Contracts.

(1)	Rule 22c-2 Agreement between AIM Investment Services, Inc. and Kansas City Life Insurance Company dated June 2, 2006. (6)

(2)	Rule 22c-2 Agreement between American Century Investment Services, Inc. and Kansas City Life Insurance Company dated June 28, 2006. (6)

(3)	Rule 22c-2 Agreement between Calamos Financial Services, LLC. and Kansas City Life Insurance Company dated April 16, 2007. (6)

(4)	Rule 22c-2 Agreement between Dreyfus Service Corporation and Kansas City Life Insurance Company dated September 19, 2006. (6)

(5)	Rule 22c-2 Agreement between MFS Fund Distributors, Inc. ("MFD") and Kansas City Life Insurance Company dated September 19, 2006. (6)

(6)	Rule 22c-2 Agreement between Seligman Group of Funds and Kansas City Life Insurance Company dated April 3, 2007. (6)

(7)	Supplemental Payment Agreement between Kansas City Life Insurance Company, JPMorgan Investment Advisors Inc., and J.P. Morgan Investment Management Inc. (9)

(8)	Indemnification Agreement between Massachusetts Financial Services Company and Kansas City Life Insurance Company. (9)

(9)	Shareholder Servicing Agreement between Seligman Advisors, Inc. and Kansas City Life Insurance Company. (9)

(10)	Distribution and Shareholder Services Agreement between Kansas City Life Insurance Company and Northern Lights Variable Trust. (12)

(k)  Legal Opinion.

(1)	Opinion and Consent of A. Craig Mason Jr., Esq. as to the legality of the securities being registered. (15)

(l)  Actuarial Opinion.

Not Applicable.

(m)  Calculations.

Not Applicable.

(n)  Other Opinions.

(1)	Consent of Sutherland Asbill & Brennan LLP. (15)

4

Consent of KPMG LLP. (15)

(o) Omitted Financial Statements.

Not Applicable.

(p)  Initial Capital Agreements.

Not Applicable.

(q)  Redeemability Exemption.

(1)	Memorandum describing issuance, transfer and redemption procedures. (8)
__________

(1)  Incorporated herein by reference to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on August 2, 1995 (File No. 033-95354).

(2)  Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on December 19, 1995 (File No. 033-95354).

(3)  Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on January 29, 1999 (File No. 033-95354).

(4)  Incorporated herein by reference to the Registration Statement on Form S-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on October 31, 2000 (File No. 333-49000).

(5)  Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on August 31, 2006 (File No. 33-95354).

(6)  Incorporated herein by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on April 30, 2007 (File No. 033-95354).

(7)  Incorporated herein by reference to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on May 15, 2008 (File No. 333-150926).

(8)  Incorporated herein by reference to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on June 12, 2008 (File No. 333-150926).

(9)  Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on April 28, 2009 (File No. 333-150926).

(10)  Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 27, 2010 (File No. 333-165116).

(11)  Incorporated herein by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 29, 2011 (File No. 033-89984).

(12)  Incorporated herein by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on April 27, 2012 (File No. 033-89984).

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(13)  Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-6 for Kansas City Life Variable Life Separate Account filed with the Securities and Exchange Commission on May 1, 2013 (File No. 333-150926).

(14) Incorporated herein by reference to Post-Effective Amendment No. 24 to the Registration Statement on Form N-4 for Kansas City Life Variable Annuity Separate Account filed with the Securities and Exchange Commission on May 1, 2014 (File No. 033-89984).

(15)  Filed herewith.

Item 27.  Directors and Officers of the Depositor

Name and Principal Business Address*	Position and Offices with Depositor
Kevin G. Barth	Director
R. Philip Bixby	President, CEO, Chairman of the Board and Director
Walter E. Bixby	Executive Vice President, Vice Chairman of the Board and Director
Nancy Bixby Hudson	Director
William R. Blessing	Director
Michael Braude	Director
James T. Carr	Director
John C. Cozad	Director
Richard L. Finn	Director
David S. Kimmel	Director
Tracy W. Knapp	Senior Vice President, Finance, CFO and Director
Donald E. Krebs	Senior Vice President, Sales and Marketing
David A. Laird	Vice President and Controller
A. Craig Mason Jr.	Senior Vice President, General Counsel and Secretary
Cecil R. Miller	Director
Mark A. Milton	Senior Vice President, Actuary and Director
Robert W. Nagel	Assistant Vice President, Governmental Affairs and Treasurer
Stephen E. Ropp	Vice President, Operations
William A. Schalekamp	Director

*The principal business address for each officer and director is 3520 Broadway, Kansas City, Missouri 64111-2565.

Item 28.  Persons Controlled by or Under Common Control with the Depositor or Registrant

Name	Jurisdiction	Percent Of Voting Securities Owned
Sunset Life Insurance Company of America	Washington	Ownership of all voting securities by depositor
Sunset Financial Services, Inc.	Washington	Ownership of all voting securities by Sunset Insurance Company of America
KCL Service Company	Missouri	Ownership of all voting securities by depositor
Old American Insurance Company	Missouri	Ownership of all voting securities by depositor
Kansas City Life Financial Group, Inc.	Missouri	Ownership of all voting securities by depositor

Item 29.  Indemnification

The By-Laws of Kansas City Life Insurance Company provide, in part, in Article XII:

1. The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the Company, by reason of the fact that he or she is or was a Director, Officer or employee of the Company, or is or was serving at the request of the Company as a Director, Officer or employee of another company,

6

partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

2. The Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the company to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer or employee of the company, or is or was serving at the request of the company as a director, officer or employee of another company, partnership, joint venture, trust or other enterprise against expenses, including attorneys' fees, actually and reasonably incurred by him or her in connection with the defense or settlement of the action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the company; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the company unless and only to the extent that the court in which the action or suit was brought determines upon application that, despite the adjudication of liability and in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

3. To the extent that a Director, Officer or employee of the Company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in sections 1 and 2 of this Article, or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him or her in connection with the action, suit or proceeding.

4. Any indemnification under sections 1 and 2 of this Article, unless ordered by a court, shall be made by the Company only as authorized in the specific case upon a determination that indemnification of the director, Officer or employee is proper in the circumstances because he or she has met the applicable standard of conduct set forth in this Article. The determination shall be made by the Board of Directors of the Company by a majority vote of a quorum consisting of Directors who were not parties to the action, suit or proceeding, or, if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested Directors so directs, by independent legal counsel in a written opinion, or by the Stockholders of the Company.

5. Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Company in advance of the final disposition of the action, suit or proceeding as authorized by the Board of Directors in the specific case up on receipt of an undertaking by or on behalf of the Director, Officer or employee to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the Company as authorized in this Article.

6. The indemnification provided by this Article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the Articles of Incorporation or Bylaws, or any agreement, vote of Stockholders or disinterested Directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer or employee and shall inure to the benefit of the heirs, executors and administrators of such a person.

7. The Company shall have the power to give any further indemnity, in addition to the indemnity authorized or contemplated under this Article, including subsection 6, to any person who is or was a Director, Officer, employee or agent of the Company, or to any person who is or was serving at the request of the Company as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, provided such further indemnity is either (i) authorized, directed, or provided for in the Articles of Incorporation of the Company or any duly adopted amendment thereof or (ii) is authorized, directed, or provided for in any bylaw or agreement of the Company which has been adopted by a vote of the Stockholders of the Company, and provided further that no such indemnity shall indemnify any person from or on account of such person's conduct which was finally adjudged to have been knowingly fraudulent, deliberately dishonest, or willful misconduct . Nothing in this paragraph shall be deemed to limit the power of the Company under subsection 6 of this Bylaw to enact Bylaws or to enter into agreement without Stockholder adoption of the same.

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8. The Company may purchase and maintain insurance on behalf of any person who is or was a Director, Officer, employee or agent of the Company, or is or was serving at the request of the Company as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Company would have the power to indemnify him or her against such liability under the provisions of this Article.

9. For the purpose of this Article, references to "the Company" include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation so that any person who is or was a Director, Officer, employee or agent of such constituent corporation or is or was serving at the request of such constituent corporation as a Director, Officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as he or she would if he or she had served the resulting or surviving corporation in the same capacity.

10. For purposes of this Article, the term "other enterprise" shall include employee benefit plans; the term "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and the term "serving at the request of the Company" shall include any service as a Director, Officer or employee of the Company which imposes duties on, or involves services by, such Director, Officer or employee with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he or she reasonable believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Article.

11. Any Director, Officer or employee of the Company shall be indemnified under this Article for any act taken in good faith and upon reliance upon the books and records of the Company, upon financial statements or other reports prepared by the Officers of the Company, or on financial statements prepared by the Company's independent accountants, or on information or documents prepared or provided by legal counsel to the Company.

12. To the extent that the indemnification of Officers, Directors or employees as permitted under section 351.355 (as amended or superseded) of The General and Business Corporation Law of Missouri, as in effect from time to time, provides for greater indemnification of those individuals than the provisions of this Article XII, then the Company shall indemnify its Directors, Officers, employees as provided in and to the full extent allowed by section 351.355.

13. The indemnification provided by this Article shall continue as to a person who has ceased to be a Director or Officer of the Company and shall inure to the benefit of the heirs, executors, and administrators of such a person. All rights to indemnification under this Article shall be deemed to be provided by a contract between the Company and the person who serves in such capacity at any time while these Bylaws and other relevant provisions of the applicable law, if any, are in effect. Any repeal or modification thereof shall not affect any rights or obligations then existing.

14. If this Article or any portion or provision hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Company shall nevertheless indemnify each person entitled to indemnification pursuant too this Article to the full extent permitted by any applicable portion of this Article that shall not have been invalidated, or to the fullest extent provided by any other applicable law.

Missouri law authorizes Missouri corporations to provide indemnification to directors, officers and other persons.

Kansas City Life owns a directors and officers liability insurance policy covering liabilities that directors and officers of Kansas City Life and its subsidiaries and affiliates may incur in acting as directors and officers.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.  Principal Underwriter

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(a)  Other Activity.

In addition to Kansas City Life Variable Life Separate Account, Sunset Financial Services, Inc. is the principal underwriter for policies offered by Kansas City Insurance Company through Kansas City Life Variable Annuity Separate Account.

(b) Management.

 The directors and principal officers of Sunset Financial Services, Inc. are as follows:

Name and Principal Business Address*	Positions and Offices with Sunset Financial Services, Inc.
R. Philip Bixby	Chairman of the Board and Director
Walter E. Bixby	Director
Janice L. Brandt	Assistant Vice President
Susanna J. Denney	Vice President
Gary K. Hoffman	Assistant Secretary
Tracy W. Knapp	Director
Donald E. Krebs	Director
David A. Laird	Treasurer
A. Craig Mason Jr.	Secretary and Director
Dustin S. Meza	Assistant Vice President
Mark A. Milton	Director
Kristen Peil	Assistant Vice President
Kelly T. Ullom	Executive Officer/Vice President

*The Principal business address of all of the persons listed above is P.O. Box 219365, Kansas City, Missouri, 64121-9365.

(c)  Compensation from the Registrant.

The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Redemption	(4) Brokerage Commissions	(5) Other Compensation
Sunset Financial Services, Inc.	$1,853,606.00	None	N/A	N/A

Item 31.  Location of Accounts and Records

All of the accounts, books, records or other documents required to be kept by section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by Kansas City Life Insurance Company at 3520 Broadway, Kansas City, Missouri 64111-2565.

Item 32.  Management Services

All management contracts are discussed in Part A or Part B.

Item 33.  Fee Representation

Kansas City Life Insurance Company represents that the aggregate charges under the Contracts are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Kansas City Life Insurance Company.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Kansas City Life Variable Life Separate Account, certifies that it meets all of the requirements for effectiveness of this Registration Statement under Securities Act Rule 485(b) and has duly caused this Post-Effective Amendment No. 6 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Kansas City and the State of Missouri on the 28th day of April, 2014.

Kansas City Life Variable Life Separate Account
(Registrant)

(SEAL)	By: /s/ R. Philip Bixby, President R. Philip Bixby, President, CEO, Chairman of the Board and Director

Kansas City Life Insurance Company
(Depositor)

Attest: /s/ A. Craig Mason Jr. A. Craig Mason Jr., Secretary	By: /s/ R. Philip Bixby, President R. Philip Bixby, President, CEO, Chairman of the Board and Director

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 6 to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Signature	Title	Date

/s/ R. Philip Bixby, President R. Philip Bixby	President, CEO, Chairman of the Board and Director (Principal Executive Officer)	April 28, 2014

/s/ Tracy W. Knapp Tracy W. Knapp	Senior Vice President, Finance, CFO and Director (Principal Financial Officer)	April 28, 2014

/s/ David A. Laird David A. Laird	Vice President and Controller (Principal Accounting Officer)	April 28, 2014

/s/ Walter E. Bixby Walter E. Bixby	Vice Chairman of the Board and Director	April 28, 2014

/s/ Kevin G. Barth Kevin G. Barth	Director	April 28, 2014

/s/ Nancy Bixby Hudson Nancy Bixby Hudson	Director	April 28, 2014

/s/ William R. Blessing William R. Blessing	Director	April 28, 2014

/s/ Michael Braude Michael Braude	Director	April 28, 2014

/s/ James T. Carr James T. Carr	Director	April 28, 2014

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/s/ John C. Cozad John C. Cozad	Director	April 28, 2014

/s/ Richard L. Finn Richard L. Finn	Director	April 28, 2014

/s/ David S. Kimmel David S. Kimmel	Director	April 28, 2014

/s/ Cecil R. Miller Cecil R. Miller	Director	April 28, 2014

/s/ Mark A. Milton Mark A. Milton	Director	April 28, 2014

/s/ William A. Schalekamp William A. Schalekamp	Director	April 28, 2014

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Exhibit Index

(k)(1)           Opinion and Consent of A. Craig Mason Jr., Esq. as to the legality of the securities being registered.

(n)(1)           Consent of Sutherland Asbill & Brennan LLP.

(n)(2)           Consent of KPMG LLP.

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